                                                                    EXHIBIT 10.1

                     AMENDED AND RESTATED CREDIT AGREEMENT


                            Dated as of May 20, 1998


                                     among


                        CB RICHARD ELLIS SERVICES, INC.,
                                  as Company,


            BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION,
                                    as Agent
                                      and
                         Letter of Credit Issuing Bank,


                WELLS FARGO BANK, N.A., THE BANK OF NOVA SCOTIA
                     AND CREDIT LYONNAIS LOS ANGELES BRANCH
                           as Senior Managing Agents,


              DRESDNER BANK AG, NEW YORK BRANCH, KEYBANK NATIONAL
           ASSOCIATION AND THE LONG-TERM CREDIT BANK OF JAPAN, LTD.,
                               LOS ANGELES AGENCY
                                  as Co-Agents


                                      and

                 THE OTHER FINANCIAL INSTITUTIONS PARTY HERETO


                                  Arranged by


                         BANCAMERICA ROBERTSON STEPHENS

                               TABLE OF CONTENTS

                                                                        Page
                                                                        ----
ARTICLE I       DEFINITIONS...........................................     1

         1.01   Certain Defined Terms.................................     1
         1.02   Other Interpretive Provisions.........................    30
         1.03   Accounting Principles.................................    30

ARTICLE II      THE CREDITS...........................................    31

         2.01   Amounts and Terms of Commitments......................    31
         2.02   Loan Accounts.........................................    31
         2.03   Procedure for Borrowing...............................    32
         2.04   Conversion and Continuation Elections.................    32
         2.05   Voluntary Termination or Reduction of Commitments.....    34
         2.06   Optional Prepayments..................................    34
         2.07   Mandatory Commitment Reductions.......................    35
         2.08   Repayment.............................................    36
         2.09   Interest..............................................    36
         2.10   Fees..................................................    37
                (a)      Arrangement, Agency Fees.....................    37
                (b)      Commitment Fees..............................    37
         2.11   Computation of Fees and Interest......................    37
         2.12   Payments by the Company...............................    38
         2.13   Payments by the Banks to the Agent....................    38
         2.14   Sharing of Payments, Etc..............................    39

ARTICLE III     THE LETTERS OF CREDIT.................................    40

         3.01   The Letter of Credit Subfacility......................    40
         3.02   Issuance, Amendment and Renewal of Letters of Credit..    41
         3.03   Risk Participations, Drawings and Reimbursements......    43
         3.04   Repayment of Participations...........................    44
         3.05   Role of the Issuing Bank..............................    45
         3.06   Obligations Absolute..................................    46
         3.07   Cash Collateral Pledge................................    47
         3.08   Letter of Credit Fees.................................    47
         3.09   Uniform Customs and Practice..........................    47

ARTICLE IV      TAXES, YIELD PROTECTION AND ILLEGALITY................    48

         4.01   Taxes.................................................    48
         4.02   Illegality............................................    49
         4.03   Increased Costs and Reduction of Return...............    50
         4.04   Funding Losses........................................    51
         4.05   Inability to Determine Rates..........................    51
         4.06   Reserves on Offshore Rate Loans.......................    52
         4.07   Certificates of Banks.................................    52
         4.08   Substitution of Banks.................................    52
         4.09   Survival..............................................    52

ARTICLE V       CONDITIONS PRECEDENT..................................    52

         5.01   Conditions of Initial Credit Extensions...............    52
                (a)      Credit Agreement; Loan Documents and Notes...    53
                (b)      Resolutions; Incumbency......................    53
                (c)      Organization Documents; Good Standing........    53
                (d)      Legal Opinions...............................    54


                                                                        Page
                                                                        ----
                (e)      Payment of Fees..............................    54
                (f)      Certificate..................................    54
                (g)      Consolidated Balance Sheets..................    54
                (j)      Replacement of Existing Bank Agreement.......    55
                (k)      Subordinated Note Documents..................    55
                (l)      Other Documents..............................    55
         5.02   Conditions to All Credit Extensions...................    55
                (a)      Notice, Application..........................    55
                (b)      Continuation of Representations and
                         Warranties...................................    55
                (c)      No Existing Default..........................    55

ARTICLE VI      REPRESENTATIONS AND WARRANTIES........................    56

         6.01   Corporate Existence and Power.........................    56
         6.02   Corporate Authorization; No Contravention.............    56
         6.03   Governmental Authorization............................    57
         6.04   Binding Effect........................................    57
         6.05   Litigation............................................    57
         6.06   No Default............................................    57
         6.07   ERISA Compliance......................................    57
         6.08   Use of Proceeds; Margin Regulations...................    59
         6.09   Title to Properties...................................    59
         6.10   Taxes.................................................    59
         6.11   Financial Condition...................................    59
         6.12   Environmental Matters.................................    60
         6.13   Regulated Entities....................................    60
         6.14   No Burdensome Restrictions............................    60
         6.15   Copyrights, Patents, Trademarks and Licenses, etc.....    60
         6.16   Capital Stock; Subsidiaries...........................    61
         6.17   Insurance.............................................    61
         6.18   Labor Relations.......................................    61
         6.19   Representations and Warranties in Related Documents...    62
         6.20   Solvency..............................................    62
         6.21   Subordinated Debt.....................................    62
         6.22   Full Disclosure.......................................    62

ARTICLE VII  AFFIRMATIVE COVENANTS....................................    63

         7.01   Financial Statements..................................    63
         7.02   Certificates; Other Information.......................    64
         7.03   Notices...............................................    64
         7.04   Preservation of Corporate Existence, Etc..............    65
         7.05   Maintenance of Property...............................    66
         7.06   Insurance.............................................    66
         7.07   Payment of Obligations................................    66
         7.08   Compliance with Laws..................................    66
         7.09   Compliance with ERISA.................................    66
         7.10   Inspection of Property and Books and Records..........    67
         7.11   Environmental Laws....................................    67
         7.12   Use of Proceeds.......................................    67
         7.13   Future Material Subsidiaries..........................    67
         7.14   Year 2000 Problems....................................    68
         7.15   Further Assurances....................................    68


                                                                        Page
                                                                        ----
ARTICLE VIII  NEGATIVE COVENANTS......................................    68

         8.01   Limitation on Liens...................................    68
         8.02   Negative Pledges, Restrictive Agreements, etc.........    70
         8.03   Sale of Assets........................................    71
         8.04   Merger, Consolidations and Acquisitions...............    71
         8.05   Limitation on Indebtedness............................    74
         8.06   Transactions with Affiliates..........................    74
         8.07   Use of Proceeds.......................................    74
         8.08   Leverage Ratio Maintenance............................    75
         8.09   Interest Coverage Ratio Maintenance...................    75
         8.10   Minimum EBITDA........................................    75
         8.11   Maintenance of Consolidated Net Worth.................    75
         8.12   Joint Ventures........................................    75
         8.13   Restricted Investments and Restricted Payments........    75
         8.14   Capital Expenditures, etc.............................    77
         8.15   ERISA.................................................    77
         8.16   Change in Business....................................    77
         8.17   Stock of Material Subsidiaries........................    77
         8.18   Sale and Leaseback....................................    77
         8.19   Amendments............................................    77
         8.20   Accounting Changes....................................    78

ARTICLE IX  EVENTS OF DEFAULT.........................................    78

         9.01   Event of Default......................................    78
                (a)      Non-Payment..................................    78
                (b)      Representation or Warranty...................    78
                (c)      Specific Defaults............................    78
                (d)      Other Defaults...............................    78
                (e)      Cross-Default................................    78
                (f)      Insolvency; Voluntary Proceedings............    79
                (g)      Involuntary Proceedings......................    79
                (h)      ERISA........................................    79
                (i)      Monetary Judgments...........................    79
                (j)      Non-Monetary Judgments.......................    80
                (k)      Change of Control............................    80
                (l)      Material Adverse Effect......................    80
                (m)      Guarantor Defaults...........................    80
                (n)      Invalidity of Subordination Provisions.......    80
                (o)      Pledge Agreements............................    80
         9.02   Remedies..............................................    80
         9.03   Rights Not Exclusive..................................    81

ARTICLE X  THE AGENT..................................................    81

        10.01   Appointment and Authorization; "Agent"................    81
        10.02   Delegation of Duties..................................    82
        10.03   Liability of Agent....................................    82
        10.04   Reliance by Agent.....................................    82
        10.05   Notice of Default.....................................    83
        10.06   Credit Decision.......................................    83
        10.07   Indemnification of Agent..............................    84
        10.08   Agent in Individual Capacity..........................    84
        10.09   Successor Agent.......................................    84

                                                                        Page
                                                                        ----

        10.10   Withholding Tax.......................................    85
        10.11   Senior Managing Agents; Co-Agents.....................    86

ARTICLE XI      MISCELLANEOUS.........................................    86
        11.01   Amendments and Waivers................................    86
        11.02   Notices...............................................    87
        11.03   No Waiver; Cumulative Remedies........................    88
        11.04   Costs and Expenses....................................    88
        11.05   Company Indemnification...............................    89
        11.06   Payments Set Aside....................................    89
        11.07   Successors and Assigns................................    89
        11.08   Assignments, Participations, etc......................    89
        11.09   Confidentiality.......................................    91
        11.10   Set-off...............................................    92
        11.11   Notification of Addresses, Lending Offices, Etc.......    92
        11.12   Counterparts..........................................    92
        11.13   Severability..........................................    92
        11.14   No Third Parties Benefitted...........................    92
        11.15   Governing Law and Jurisdiction........................    92
        11.16   Waiver of Jury Trial..................................    93
        11.17   Entire Agreement......................................    93

ANNEXES

Annex A       Pricing Grid
Annex B       Applicable Commitment Fee Grid
Annex C       Material Subsidiaries
Annex D       Whittier Transaction


SCHEDULES

Schedule 2.01      Commitments
Schedule 6.07      ERISA
Schedule 6.11      Permitted Liabilities
Schedule 6.12      Environmental Matters
Schedule 6.16(a)   Capital Stock
Schedule 6.16(b)   Material Subsidiaries and Repurchase Obligations
Schedule 6.17      Insurance Matters
Schedule 8.01      Permitted Liens
Schedule 8.01(g)   Existing Judgments
Schedule 8.04(d)   Excluded Acquisitions
Schedule 8.05      Permitted Indebtedness
Schedule 8.13      Investments
Schedule 11.02     Offshore and Domestic Lending Offices, Addresses for Notices

EXHIBITS

Exhibit A     Form of Notice of Borrowing
Exhibit B     Form of Notice of Conversion/Continuation
Exhibit C     Form of Compliance Certificate
Exhibit D-1   Form of Legal Opinion of Company's Counsel
Exhibit D-2   Form of Legal Opinion of Company's General Counsel
Exhibit E     Form of Legal Opinion of Agent's Counsel
Exhibit F     Form of Assignment and Acceptance
Exhibit G     Form of Note
Exhibit H     Form of Guaranty
Exhibit I-1   Form of Company Pledge Agreement
Exhibit I-2   Form of CB Ellis Pledge Agreement
Exhibit I-3   Form of KMSC Pledge Agreement
Exhibit I-4   Form of KRES Pledge Agreement
Exhibit I-5   Form of WREAP Pledge Agreement
Exhibit I-6   Form of KVK Pledge Agreement

                     AMENDED AND RESTATED CREDIT AGREEMENT
                     -------------------------------------


     This AMENDED AND RESTATED CREDIT AGREEMENT is entered into as of May 20, 1998, among CB Richard Ellis Services, Inc., a Delaware corporation (the "Company") (formerly known as CB Commercial Real Estate Services Group, Inc.),
--------
the several financial institutions from time to time party to this Agreement (collectively, the "Banks"; individually, a "Bank"), Wells Fargo Bank, N.A., The
                    -----                    ----
Bank of Nova Scotia and Credit Lyonnais Los Angeles Branch, as senior managing agents for the Banks (collectively, the "Senior Managing Agents"), Bank of
                                         ----------------------
America National Trust and Savings Association, as Issuing Bank and as Agent, and Dresdner Bank AG, New York Branch, KeyBank National Association and The Long -Term Credit Bank of Japan, Limited, Los Angeles Agency, as Co-Agents.

     WHEREAS, the Company, Agent and certain financial institutions (collectively, the "Original Banks") entered into that certain Credit Agreement
                    --------------
dated as of August 28, 1997 (the "Existing Credit Agreement"), pursuant to which
                                  -------------------------
Original Banks agreed, among other things, to provide Company with a reducing revolving credit facility;

     WHEREAS, the parties to this Agreement wish to amend and restate the Existing Credit Agreement to, among other things, (i) increase the reducing revolving credit facility from $300,000,000 to $400,000,000, (ii) provide for the issuance of junior capital, (iii) revise certain covenants, and (iv) revise certain debt and acquisition provisions; and

     WHEREAS, in addition to its inclusion as a Bank hereunder, BofA has agreed to act as the Issuing Bank and as the Agent upon the terms and conditions set forth in this Agreement;

     NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties agree as follows:


                                   ARTICLE I

                                  DEFINITIONS
                                  -----------

      1.01     Certain Defined Terms.  The following terms have the following
               ---------------------
meanings:

          "Accumulated Funding Deficiency" means with respect to any Plan that
           ------------------------------
is subject to the minimum funding standards of Section 412 of the Code, an amount described in Section 412(a) of the Code.

          "Acquisition" means any transaction or series of related transactions
           -----------
for the purpose of or resulting, directly or indirectly, in (a) the acquisition of all or substantially all of the assets of a Person, or of any business or division of a Person, (b) the acquisition of in excess of 50% of the Capital Stock, partnership interests, membership interests or equity of any Person, or otherwise causing any Person to become a Subsidiary (including, without limitation, any Investment in a Joint Venture (subject to the limitations of clause (g) of the definition of "Permitted Investments" specified in this
Section 1.01)), or (c) a merger or consolidation or any other combination with another Person (other than a Person that is a Subsidiary) provided that the Company or the Subsidiary is the surviving entity.

          "Adjustment Date"  means the second Business Day following receipt by
           ---------------
the Agent of both (a) the financial statements required to be delivered pursuant to Section 7.01(a) or 7.01(b), as the case may be, for the most recently completed fiscal period and (b) the Compliance Certificate required to be delivered pursuant to subsection 7.02(b) with respect to such fiscal period; provided, however, that any increase in the Applicable Commitment Fee Rate or
--------  -------
the Applicable Margin, as the case may be, shall be retroactive to the first day of the next succeeding fiscal period relating to such financial statements and Compliance Certificate.

          "Affected Bank" has the meaning specified in Section 4.08.
           -------------

          "Affiliate" means, as to any Person, any other Person which, directly
           ---------
or indirectly, is in control of, is controlled by, or is under common control with, such Person. A Person shall be deemed to control another Person if the controlling Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of the other Person, whether through the ownership of voting securities, membership interests, by contract, or otherwise.

          "Agent" means BofA in its capacity as administrative agent for the
           -----
Banks hereunder, and any successor agent arising under Section 10.09.

          "Agent-Related Persons" means BofA, in its capacity as Agent, and any
           ---------------------
successor agent arising under Section 10.09 and any successor letter of credit issuing bank hereunder, together with their respective Affiliates (including, in the case of BofA, the Arranger), and the officers, directors, employees, agents and attorneys-in-fact of such Persons and Affiliates.

          "Agent's Payment Office" means the address for payments set forth on
           ----------------------
Schedule 11.02 or such other address as the Agent may from time to time specify.

          "Agreement" means this Amended and Restated Credit Agreement, as it
           ---------
may be amended from time to time.

          "Amortization Expense" means, for any fiscal period, without
           --------------------
duplication, the total expense of the Company and its Subsidiaries during such fiscal period for amortization of Intangible Assets all calculated in accordance with GAAP.

          "Applicable Commitment Fee Rate" means, from the Closing Date until
           ------------------------------
June 30, 1998, a rate per annum equal to 0.35%; provided, that on and after June
                                                --------
30, 1998, the Applicable Commitment Fee Rate will be adjusted, on each Adjustment Date, to the applicable rates per annum set forth in the Applicable Commitment Fee Grid attached hereto as Annex B opposite the Leverage Ratio
                                       -------
determined from the financial statements and the Compliance Certificate relating to such Adjustment Date; and provided, further, that in the event that the
                             --------  -------
financial statements required to be delivered pursuant to Section 7.01(a) and 7.01(b), as applicable, and the related Compliance Certificate required pursuant to Section 7.02(b), are not delivered when due (without giving effect to any grace period), then from such due date until the date the Agent receives such financial statements and the related Compliance Certificate, the Applicable Commitment Fee Rate shall conclusively equal the highest Applicable Commitment Fee Rate as set forth on Annex B hereto.
                         -------

          "Applicable Margin" means for each Base Rate Loan and Offshore Rate
           -----------------
Loan, from the Closing Date until June 30, 1998, the applicable rate per annum set forth under the relevant column heading below:

              Base Rate Loans                Offshore Rate Loans
             ------------------              --------------------
                   0.625%                           1.625%

provided, that, on and after June 30, 1998, the Applicable Margin for all
--------
Revolving Loans will be adjusted, on each Adjustment Date, to the applicable rates per annum set forth in the Pricing Grid attached hereto as Annex A
                                                                 -------
opposite the Leverage Ratio determined from the financial statements and the Compliance Certificate relating to such Adjustment Date; and provided, further,
                                                             --------  -------
that in the event that the financial statements required to be delivered pursuant to Section 7.01(a) and 7.01(b), as applicable, and the related Compliance Certificate required pursuant to Section 7.02(b), are not delivered when due (without giving effect to any grace period), then from such due date until the date the Agent receives such financial statements and the related Compliance Certificate, the Applicable Margin (as adjusted on such Adjustment
Date) shall conclusively equal the highest Applicable Margin with respect to such Type of Revolving Loan as set forth on Annex A attached hereto.
                                            -------
Notwithstanding anything herein to the contrary, if as of any fiscal period as determined from the financial statements and the Compliance Certificate relating to any Adjustment Date, the Company shall maintain a Senior Leverage Ratio less than 2.25:1.0, then the Applicable Margin for all Revolving Loans will be decreased by an amount equal to twelve and one-half (12.5) basis points below the then current rates set forth in the Pricing Grid attached hereto as Annex A.
                                                                        -------
For purposes hereof, the "Senior Leverage Ratio" shall mean the "Leverage Ratio" as defined herein excluding from the definition of Consolidated Indebtedness the Indebtedness evidenced by the Subordinated Note Documents and any other Subordinated Debt of the Company, which is acceptable to each of the Agent and the Required Banks as determined in its reasonable discretion.

          "Arranger" means BancAmerica Robertson Stephens, a Delaware
           --------
corporation.

          "Asset Sale" has the meaning set forth in the Indenture.
           ----------

          "Assignee" has the meaning specified in Section 11.08(a).
           --------

          "Attorney Costs" means and includes all reasonable fees and
           --------------
disbursements of any law firm or other external counsel, the reasonable allocated cost of internal legal services and all disbursements of internal counsel.

          "Bank" has the meaning specified in the introductory clause hereto.
           ----
References to the "Banks" shall include BofA, including in its capacity as Issuing Bank; for purposes of clarification only, to the extent that BofA may have any rights or obligations in addition to those of the Banks due to its status as Issuing Bank, its status as such will be specifically referenced.

          "Bankruptcy Code" means the Federal Bankruptcy Reform Act of 1978 (11
           ---------------
U.S.C. (S)101, et seq.).
               -------

          "Base Rate" means, for any day, the higher of:  (a)  0.50% per annum
           ---------
above the latest Federal Funds Rate; and (b) the rate of interest in effect for such day as publicly announced from time to time by BofA in San Francisco, California, as its "reference rate." (The "reference rate" is a rate set by BofA based upon various factors including BofA's costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate.) Any change in the reference rate announced by BofA shall take effect at the opening of business on the day specified in the public announcement of such change.

          "Base Rate Loan" means a Revolving Loan, or an L/C Advance, that bears
           --------------
interest based on the Base Rate.

          "BofA" means Bank of America National Trust and Savings Association, a
           ----
national banking association, together with any permitted successor financial institution thereto.

          "Board" means, with respect to any Person, its board of directors or,
           -----
if it does not have a board of directors, its governing body which performs the same duties as a board of directors. Unless the context otherwise clearly requires, references herein to the "Board" shall refer to the Board of the Company and shall (except with respect to the definition of "Change of Control") include the executive committee of the Board of the Company.

          "Borrowing" means a borrowing hereunder consisting of Revolving Loans
           ---------
of the same Type made to the Company on the same day by the Banks under

Article II, and, other than in the case of Base Rate Loans, having the same Interest Period.

          "Borrowing Date" means any date on which a Borrowing occurs under
           --------------
Section 2.03.

          "Business Day" means any day other than a Saturday, Sunday or other
           ------------
day on which commercial banks in New York City or San Francisco are authorized or required by law to close and, if the applicable Business Day relates to any Offshore Rate Loan, means such a day on which dealings are carried on in the applicable offshore dollar interbank market.

          "Capital Adequacy Regulation" means any guideline, request or
           ---------------------------
directive of any central bank or other Governmental Authority, or any other law, rule or regulation, whether or not having the force of law, in each case, regarding capital adequacy of any bank or of any corporation controlling a bank.

          "Capital Expenditures" means, with respect to any Person, all payments
           --------------------
or accruals (including Capitalized Lease Obligations) of such Person for any fixed assets or improvements or for replacements, substitutions or additions thereto, that are required to be capitalized under GAAP; provided, that "Capital
                                                         --------
Expenditures" shall not include costs which represent any part of Total Consideration incurred in connection with any Permitted Acquisition.

          "Capital Lease" means any lease or other agreement for the use of
           -------------
property which is required to be capitalized on a balance sheet of the lessee or other user of property in accordance with GAAP.

          "Capitalized Lease Obligations" with respect to any Person, means the
           -----------------------------
aggregate amount which, in accordance with GAAP, is required to be reported as a liability on the balance sheet of such Person at such time in respect of such Person's interest as lessee under a Capital Lease.

          "Capital Stock" means, as to any Person, all shares, interests,
           -------------
partnership interests, limited liability company interests, participations, rights in or other equivalents (however designated) of such Person's equity (however designated) and any rights, warrants or options exchangeable for or convertible into such shares, interests, participations, rights or other equity.

          "Cash Collateralize" means to pledge and deposit with or deliver to
           ------------------
the Agent, for the benefit of the Agent, the Issuing Bank and the Banks, as additional collateral for the L/C Obligations, cash or deposit account balances pursuant to documentation in form and substance satisfactory to the Agent and the Issuing Bank (which documents are hereby consented to by the Banks). Derivatives of such term shall have the corresponding meaning. The Company hereby grants the Agent, for the benefit of the Agent, the Issuing Bank and the Banks, a security interest in all such cash and deposit account balances. Cash collateral shall be maintained in blocked, interest bearing deposit accounts at BofA.

          "CB Ellis" means CB Richard Ellis, Inc., a Delaware corporation.
           --------

          "CB Ellis Pledge Agreement" means the Amended and Restated Pledge
           -------------------------
Agreement dated as of the date hereof from CB Ellis to the Agent, for the benefit of the Banks, substantially in the form annexed hereto as Exhibit I-2.
                                                                  -----------

          "CB Ellis Pledged Shares" means the shares of Melody pledged by CB
           -----------------------
Ellis to Agent, for the benefit of the Banks, pursuant to the CB Ellis Pledge Agreement.

          "Change of Control" means the point in time at which (i) any Person
           -----------------
(as defined in Section 13(d) and Section 14(d)(2) under the Securities Exchange Act of 1934, as amended) (A) acquires all or substantially all of the properties and assets of the Company or (B) shall have (directly or indirectly) acquired beneficial ownership of fifty percent (50%) or more of the issued and outstanding Voting Stock of the Company or (ii) less than a majority of the members of the Company's Board shall be persons who either (A) were serving as directors on the date of this Agreement or (B) were nominated as directors by the vote of a majority of the directors who are directors referred to in clause
(ii)(A) above or this clause (ii)(B) or (iii) any "Change of Control" (as such term is defined in the Subordinated Note Documents) has occurred.

          "Closing Date" means the date on which all conditions precedent set
           ------------
forth in Section 5.01 are satisfied or waived by all Banks (or, in the case of Section 5.01(e), waived by the Person entitled to receive such payment).

          "Code" means the Internal Revenue Code of 1986 and regulations
           ----
promulgated thereunder, as amended from time to time.

          "Collateral" has the meaning specified in each Pledge Agreement.
           ----------

          "Combined Commitments" means, at any time, the sum at such time of the
           --------------------
Commitments of all the Banks.

          "Commitment" as to each Bank, has the meaning specified in Section
           ----------
2.01.

          "Common Stock" has the meaning specified in Section 6.16(a).
           ------------

          "Company" has the meaning specified in the introductory clause hereto.
           -------

          "Company Pledge Agreement" means the Amended and Restated Pledge
           ------------------------
Agreement dated as of the date hereof from the Company to the Agent, for the benefit of the Banks, substantially in the form annexed hereto as Exhibit I-1.
                                                                  -----------

          "Company Pledged Shares" means the shares of CB Ellis, pledged by the
           ----------------------
Company to the Agent, for the benefit of the Banks, pursuant to the Company Pledge Agreement.

          "Compliance Certificate" means a certificate substantially in the form
           ----------------------
of Exhibit C.
   ---------

          "Consolidated EBITDA" means for any period for which the amount
           -------------------
thereof is to be determined, the Consolidated Net Income of such Person for such period plus (A) the aggregate amounts deducted in determining such Consolidated
       ----
Net Income in respect of (i) Interest Expense for such period (including deferred financing costs not paid in cash), (ii) income and other taxes measured by income or profits for such period, (iii) Depreciation Expense for such period, and (iv) Amortization Expense for such period, plus (B) only with
                                                       ----
respect to any determination thereof on or prior to December 31, 1997, the lesser of (i) the amount deducted in determining such Consolidated Net Income of such Person representing transaction fees incurred by the Company with respect to the Merger and this Agreement, and (ii) $21,000,000, plus (C) any noncash
                                                        ----
losses on the sale or other disposition of investments or fixed or capital assets and minus any gains on the sale or other disposition of investments or
           -----
fixed or capital assets and noncash extraordinary income, in each case in accordance with GAAP.

          "Consolidated Indebtedness" means, as of any date of determination,
           -------------------------
the total of all Indebtedness of the Company and its Subsidiaries outstanding on such date, after eliminating all offsetting debits and credits between the Company and its Subsidiaries and all other items required to be eliminated in the course of the preparation of consolidated financial statements of the Company and its Subsidiaries in accordance with GAAP.

          "Consolidated Net Income" means, with reference to any period, the net
           -----------------------
income (or loss) of the Company and its Subsidiaries for such period (taken as a cumulative whole), as determined in accordance with GAAP, after eliminating all offsetting debits and credits between the Company and its Subsidiaries and all other items required to be eliminated in the course of the preparation of consolidated financial statements of the Company and its subsidiaries in accordance with GAAP; provided, that there shall be excluded:
                      --------

          (a) the income (or loss) of any Person accrued prior to the date it becomes a Subsidiary or is merged into or consolidated with the Company or a Subsidiary, and the income (or loss) of any Person, substantially all of the assets of which have been acquired in any manner, realized by such other Person prior to the date of acquisition;

          (b) the income (or loss) of any Person (other than a Subsidiary) in which the Company or any Subsidiary has an ownership interest, except to the extent that any such income has been actually received by the Company or such Subsidiary in the form of cash dividends or similar cash distributions;

          (c) the undistributed earnings of any Subsidiary to the extent that the declaration or payment of dividends or similar distributions by such Subsidiary is not at the time permitted by the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to such Subsidiary;

          (d) any net income or gain (but not any net loss) during such period from (i) any change in accounting principles in accordance with GAAP, (ii) any prior period adjustments resulting from any change in accounting principles in accordance with GAAP, (iii) any extraordinary items, or (iv) any discontinued operations or the disposition thereof;

          (e) any deferred credit representing the excess of equity in any Subsidiary at the date of acquisition over the cost of the investment in such Subsidiary;

          (f) in the case of a successor to the Company by consolidation or merger or as a transferee of its assets, any earnings of the successor corporation prior to such consolidation, merger or transfer of assets; and

          (g) any portion of such net income that cannot be freely converted into Dollars.

          "Consolidated Net Worth" means, at any time, (a) the total assets of
           ----------------------
the Company and its Subsidiaries which would be shown as assets on a consolidated balance sheet of the Company and its Subsidiaries as of such time prepared in accordance with GAAP, minus (b) (i) all amounts properly
                                  -----
attributable to Minority Interests, if any, and (ii) the total liabilities of the Company and its Subsidiaries which would be shown as liabilities on a consolidated balance sheet of the Company and its Subsidiaries as of such time prepared in accordance with GAAP.

          "Contingent Obligation" means, as to any Person, any direct or
           ---------------------
indirect liability of that Person, whether or not contingent, (a) with respect to any Indebtedness, lease, dividend, letter of credit or other obligation (the "primary obligations") of another Person (the "primary obligor"), including any obligation of that Person (i) to purchase, repurchase or otherwise acquire such primary obligations or any security therefor, (ii) to advance or provide funds for the payment or discharge of any such primary obligation, or to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency or any balance sheet item, level of income or financial condition of the primary obligor, (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation, or (iv) otherwise to assure or hold harmless the holder of any such primary obligation against loss in respect thereof (each, a "Guaranty Obligation"); (b) with respect to any Surety Instrument (other than
--------------------
any Letter of Credit) issued for the account of that Person or as to which that Person is otherwise liable for reimbursement of drawings or payments; (c) to purchase any materials, supplies or other property from, or to obtain the services of, another Person if the relevant contract or other related document or obligation requires that payment for such materials, supplies or other property, or for such services, shall be made regardless of whether delivery of such materials, supplies or other property is ever made or tendered, or such services are ever performed or tendered, or (d) in respect of any Swap Contract. The amount of any Contingent Obligation shall, in the case of Guaranty Obligations, be deemed equal to the stated or determinable amount of the primary obligation in respect of which such Guaranty Obligation is made or, if not stated or if indeterminable, the maximum reasonably anticipated liability in respect thereof, and in the case of other Contingent Obligations other than in respect of Swap Contracts, shall be equal to the maximum reasonably anticipated liability in respect thereof and, in the case of Contingent Obligations in respect of Swap Contracts, shall be equal to the Swap Termination Value.

          "Contractual Obligation" means, as to any Person, any provision of any
           ----------------------
security issued by such Person or of any agreement, undertaking, contract, indenture, mortgage, deed of trust or other instrument, document or agreement to which such Person is a party or by which it or any of its property is bound.

          "Conversion/Continuation Date" means any date on which, under Section
           ----------------------------
2.04, the Company (a) converts Loans of one Type to another Type, or (b) continues as Loans of the same Type, but with a new Interest Period, Loans having Interest Periods expiring on such date.

          "Credit Extension" means and includes (a) the making of any Revolving
           ----------------
Loans hereunder, and (b) the Issuance of any Letters of Credit hereunder.

          "Debt" means, with respect to any Person, all items (other than
           ----
capital stock, capital surplus, retained earnings, deferred revenues and deferred credits), which in accordance with GAAP would be included in determining Indebtedness of such Person as shown on the liability side of a balance sheet of such Person as at the date on which Debt is to be determined.

          "Default" means any event or circumstance which, with the giving of
           -------
notice, the lapse of time, or both, would (if not cured or otherwise remedied during such time) constitute an Event of Default.

          "Depreciation Expense" means, for any fiscal period, without
           --------------------
duplication, the total expense of the Company and its Subsidiaries during such fiscal period for depreciation, calculated in accordance with GAAP.

          "Dollars", "dollars" and "$" each mean lawful money of the United
           -------    -------       -
States.

          "Domestic Subsidiary" means each Subsidiary of the Company organized
           -------------------
under the laws of the United States or any State thereof.

          "EBITDA" means for any period for which the amount thereof is to be
           ------
determined, the consolidated net income of such Person for such period plus the
                                                                       ----
aggregate amounts deducted in determining such consolidated net income in respect of (i) consolidated interest expense of such Person for such period,
(ii) income and other taxes measured by income or profits of such Person for such period, and (iii) depreciation and amortization for such period, in each case in accordance with GAAP; provided, however, that consolidated net income
                              --------  -------
shall be computed for these purposes without giving effect to extraordinary losses or extraordinary gains and without giving effect to any income contributed by or attributable to the Inventory Property Loan.

          "Effective Amount" means (i) with respect to any Revolving Loans on
           ----------------
any date, the aggregate outstanding principal amount thereof after giving effect to any Borrowings and prepayments or repayments of Revolving Loans occurring on such date; and (ii) with respect to any outstanding L/C Obligations on any date, the amount of such L/C Obligations on such date after giving effect to any Issuances of Letters of Credit occurring on such date and any other changes in the aggregate amount of the L/C Obligations as of such date, including as a result of any reimbursements of outstanding unpaid drawings under any Letters of Credit or any reductions in the maximum amount available for drawing under Letters of Credit taking effect on such date. For purposes of Section 2.07(c) the Effective Amount shall be determined without giving effect to any mandatory prepayments to be made under Section 2.07.

          "Eligible Assignee" means (a) a commercial bank organized under the
           -----------------
laws of the United States, or any state thereof, and having a combined capital and surplus of at least $100,000,000; (b) a commercial bank organized under the laws of any other country which is a member of the Organization for Economic Cooperation and Development (the "OECD"), or a political subdivision of any such country, and having a combined capital and surplus of at least the equivalent of $100,000,000, provided that such bank is acting through a branch or agency located in the country in which it is organized or another country which is also a member of the OECD; or (c) a Person that is primarily engaged in the business of commercial banking and that is (i) a Subsidiary of a Bank, (ii) a Subsidiary of a Person of which a Bank is a Subsidiary, or (iii) a Person of which a Bank is a Subsidiary.

          "Environmental Claims" means all claims, however asserted, by any
           --------------------
Governmental Authority or other Person alleging potential liability or responsibility for violation of any Environmental Law, or for release or injury to the environment.

          "Environmental Laws" means all federal, state or local laws, statutes,
           ------------------
common law duties, rules, regulations, ordinances and codes, together with all administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authorities, in each case relating to environmental, health, safety and land use matters.

          "ERISA" means the Employee Retirement Income Security Act of 1974 and
           -----
regulations promulgated thereunder, as amended from time to time.

          "ERISA Affiliate" means each trade or business, whether or not
           ---------------
incorporated, which together with the Company would be treated as a single employer under Title IV of ERISA.

          "Eurodollar Reserve Percentage" has the meaning specified in the
           -----------------------------
definition of "Offshore Rate".

          "Event of Default" means any of the events or circumstances specified
           ----------------
in Section 9.01.

          "Excess Subordinated Debt Issuance" means, any issuance or issuances
           ---------------------------------
of Subordinated Debt which exceed in the aggregate at any time the principal amount of $225,000,000, after giving effect to the amount of any unused portion of Indebtedness permitted under Section 8.05(c).

          "Existing Bank Agreement" has the meaning specified in the
           -----------------------
introductory clause hereto.

          "Existing Bank Liens" means any and all Liens granted to any lender
           -------------------
under the Existing Bank Agreement.

          "Exchange Act" means the Securities Exchange Act of 1934, and
           ------------
regulations promulgated thereunder, as amended from time to time.

          "FDIC" means the Federal Deposit Insurance Corporation, and any
           ----
Governmental Authority succeeding to any of its principal functions.

          "Federal Funds Rate" means, for any day, the rate set forth in the
           ------------------
weekly statistical release designated as H.15(519), or any successor publication, published by the Federal Reserve Bank of New York (including any such successor, "H.15(519)") on the preceding Business Day opposite the caption "Federal Funds (Effective)"; or, if for any relevant day such rate is not so published on any such preceding Business Day, the rate for such day will be the arithmetic mean as determined by the Agent of the rates for the last transaction in overnight Federal funds arranged prior to 9:00 a.m. (New York City time) on that day by each of three leading brokers of Federal funds transactions in New York City selected by the Agent.

          "Fee Letter" has the meaning specified in Section 2.10(a).
           ----------

          "Foreign Subsidiary" means each Subsidiary of the Company other than a
           ------------------
Domestic Subsidiary.

          "FRB" means the Board of Governors of the Federal Reserve System, and
           ---
any Governmental Authority succeeding to any of its principal functions.

          "Further Taxes" means any and all present or future taxes, levies,
           -------------
assessments, imposts, duties, deductions, fees, withholdings or similar charges

(including, without limitation, net income taxes and franchise taxes), and all liabilities with respect thereto, imposed by any jurisdiction on account of amounts payable or paid pursuant to Section 4.01.

          "GAAP" means generally accepted accounting principles set forth from
           ----
time to time in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board (or agencies with similar functions of comparable stature and authority within the U.S. accounting profession), which are applicable to the circumstances as of the date of determination.

          "Governmental Authority" means any nation or government, any state or
           ----------------------
other political subdivision thereof, any central bank (or similar monetary or regulatory authority) thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of, or pertaining to, government, and any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing.

          "Guarantor" means each Material Subsidiary party to the Guaranty.
           ---------

          "Guaranty" shall mean the Amended and Restated Guaranty dated as of
           --------
the date hereof executed by each Material Subsidiary in favor of the Agent for the benefit of the Banks, substantially in the form attached hereto as Exhibit
                                                                       -------
H, as the same may be amended from time to time and any supplement or additional
-
guaranty entered into pursuant to Section 7.13.

          "Guaranty Obligation" has the meaning specified in the definition of
           -------------------
"Contingent Obligation."

          "Honor Date" has the meaning specified in Section 3.03(b).
           ----------

          "Indebtedness" of any Person means, without duplication, (a) all
           ------------
indebtedness for borrowed money; (b) all obligations issued, undertaken or assumed as the deferred purchase price of property or services (other than trade payables entered into or commissions or bonuses payable in the ordinary course of business on ordinary terms); (c) all non-contingent reimbursement or payment obligations with respect to Surety Instruments; (d) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses; (e) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to property acquired by the Person (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property); (f) all obligations with respect to capital leases and operating leases which are treated as capital leases for tax purposes; (g) all indebtedness referred to in clauses (a) through
(f) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien upon or in property (including accounts and contracts rights)
owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness; and (h) all Contingent Obligations (excluding any portion of recorded liabilities for legal judgments which are collateralized by cash secured letters of credit); provided, that, the term
                                                   --------  ----
"Indebtedness" shall exclude the obligations evidenced by the Inventory Property Loan in an aggregate amount not to exceed $7,400,000.

For all purposes of this Agreement, the Indebtedness of any Person shall include all obligations of such Person of the character described in clauses (a) through
(h) above to the extent such Person remains legally liable in respect thereof notwithstanding that any such obligation is deemed to be extinguished under GAAP, and the Indebtedness of any Person shall include all recourse Indebtedness of any partnership or joint venture or limited liability company in which such Person is a general partner or a joint venturer or a member.

          "Indemnified Liabilities" has the meaning specified in Section 11.05.
           -----------------------

          "Indemnified Person" has the meaning specified in Section 11.05.
           ------------------

          "Indenture" means the First Supplemental Indenture dated as of May 26,
           ---------
1998, between the Company and State Street Bank & Trust Company, as trustee, supplemental to the Indenture dated as of May 26, 1998, as amended, modified, restated, replaced or supplemented from time to time pursuant to the terms thereof and hereof.

          "Independent Auditor" has the meaning specified in Section 7.01(a).
           -------------------

          "Insolvency Proceeding" means, with respect to any Person, (a) any
           ---------------------
case, action or proceeding with respect to such Person before any court or other Governmental Authority relating to bankruptcy, reorganization, insolvency, liquidation, receivership, dissolution, winding-up or relief of debtors, or (b) any general assignment for the benefit of creditors, composition, marshaling of assets for creditors, or other, similar arrangement in respect of its creditors generally or any substantial portion of its creditors; undertaken under U.S. Federal, state or foreign law, including the Bankruptcy Code.

          "Intangible Assets", with respect to any Person, means that portion of
           -----------------
the book value of the assets of such Person which would be treated as intangibles under generally accepted accounting principles, including all items such as goodwill, trademarks, trade names, brands, trade secrets, customer lists, computer software, copyrights, patents, licenses, franchise conversion rights and rights with respect to any of the foregoing and all unamortized debt or equity discount and expenses.

          "Interest Expense" means, for any period, without duplication, the
           ----------------
aggregate of all interest paid or accrued of the Company and its Subsidiaries as determined on a consolidated basis in accordance with GAAP (including without limitation the interest portion of Capitalized Lease Obligations of such Person and capitalized interest and the interest portion of operating leases of such Person which are treated as capital leases for tax purposes), other than deferred financing costs not paid in cash.

          "Interest Coverage Ratio" means, as of the date of any determination
           -----------------------
thereof, the ratio of Consolidated EBITDA for the period of the four (4) most recently ended consecutive fiscal quarters of the Company to Interest Expense for the period of the four (4) most recently ended consecutive fiscal quarters of the Company. Notwithstanding anything to the contrary contained above, during the first three (3) fiscal quarters of the Company following August 28, 1997 the "Interest Coverage Ratio" shall be calculated, as of the date of any determination thereof, by including the consolidated EBITDA of Koll and Koll's Subsidiaries for such recently ended fiscal quarters, to the extent not duplicative of consolidated EBITDA after giving effect to the Merger. With respect to any Person acquired by the Company in accordance with the terms of
Section 8.04(d), such Person's EBITDA for the period of the four (4) most recently ended consecutive fiscal quarters of such Person may be included in the determination of Consolidated EBITDA for purposes of compliance with the Interest Coverage Ratio; provided, that (i) such Person, if a Material
                         --------
Subsidiary, is a Guarantor and is not subject to any restrictions on upstreaming cash to the Company; and (ii) with respect to any includable fiscal quarters preceding the Acquisition of such Person, the actual EBITDA of such Person for such prior fiscal quarters will be used so long as audited financial statements of such Person for each of the preceding four (4) most recently ended consecutive fiscal quarters have been made available to the Agent and the Required Banks; provided, that unaudited financial statements of such Person may
                --------
be used during interim fiscal periods so long as such unaudited financial statements are prepared in conformity with GAAP applied on a basis consistent with prior years and audited financial statements of such Person are delivered at the end of such applicable fiscal year.

          "Interest Payment Date" means, as to any Loan other than a Base Rate
           ---------------------
Loan, the last day of each Interest Period applicable to such Loan and, as to any Base Rate Loan, the last Business Day of each calendar quarter and each date such Loan is converted into another Type of Loan; provided, however, that if any
                                                  --------  -------
Interest Period for an Offshore Rate Loan exceeds three (3) months, the date that falls three (3) months after the beginning of such Interest Period and after each Interest Payment Date thereafter is also an Interest Payment Date.

          "Interest Period" means, as to any Offshore Rate Loan, the period
           ---------------
commencing on the Borrowing Date of such Loan or on the Conversion/Continuation Date on which the Loan is converted into or continued as an Offshore Rate Loan, and ending on the date seven (7) days or one (1), two (2), three (3) or six (6) months thereafter as selected by the Company in its Notice of Borrowing or Notice of Conversion/Continuation; provided, that, the Company may only select a
                                   --------
seven (7) day Interest Period up to six (6) times per calendar year;

     provided, further that:
     --------  -------

               (i) if any Interest Period would otherwise end on a day that is not a Business Day, that Interest Period shall be extended to the following Business Day unless the result of such extension would be to carry such Interest Period into another calendar month, in which event such Interest Period shall end on the preceding Business Day;

               (ii) other than with respect to a seven (7) day Interest Period, any Interest Period pertaining to an Offshore Rate Loan that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period; and

               (iii) no Interest Period for any Loan shall extend beyond the Revolving Termination Date.

          "Inventory Property Loan" means the obligations as evidenced by each
           -----------------------
of the Second Amended and Restated Promissory Note One dated as of December 30, 1994, as amended, and the Second Amended and Restated Promissory Note Two dated as of December 30, 1994, as amended, each between CB Commercial Warehouse Property Corp., a Delaware corporation and General Electric Capital Corporation, a New York corporation, now held by GELCO Corporation, a Minnesota corporation.

          "Investment" means any loan, advance, extension of credit (except for
           ----------
accounts and notes receivable for merchandise sold or services furnished in the ordinary course of business, and amounts paid in advance on account of the purchase price of merchandise to be delivered to the payor within one year of the date of the advance), or purchase of stock, notes, bonds, other securities or evidences of Indebtedness of any Person or capital contribution to any Person, whether in cash or other property. The amount of any Investment shall be its cost (the amount of cash or the fair market value of other property given in exchange therefor).

          "IRS" means the Internal Revenue Service, and any Governmental
           ---
Authority succeeding to any of its principal functions under the Code.

          "Issuance Date" has the meaning specified in Section 3.01(a).
           -------------

          "Issue" means, with respect to any Letter of Credit, to issue or to
           -----
extend the expiry of, or to renew or increase the amount of, such Letter of Credit; and the terms "Issued," "Issuing" and "Issuance" have corresponding
                       ------    -------       --------
meanings.

          "Issuing Bank" means BofA in its capacity as issuer of one or more
           ------------
Letters of Credit hereunder, together with any replacement letter of credit issuer arising under Section 10.01(b) or Section 10.09.

          "Joint Venture" means a corporation, partnership, limited liability
           -------------
company, joint venture or other similar legal arrangement (whether created by contract or conducted through a separate legal entity) now or hereafter formed by the Company or any of its Subsidiaries with another Person in order to conduct a common venture or enterprise with such Person.

          "Koll" means Koll Real Estate Services, Inc., a Delaware corporation.
           ----

          "KMSC Pledge Agreement" means the Amended and Restated Pledge
           ---------------------
Agreement dated as of the date hereof from Koll Management Services, Inc., a Delaware corporation to the Agent, for the benefit of the Banks, substantially in the form annexed hereto as Exhibit I-3.
                              -----------

          "KMSC Pledged Shares" means (A) the shares of each of (i) CB Richard
           -------------------
Ellis Corporate Facilities Management, Inc., (ii) Koll Investment Management, Inc., (iii) CBC Fremont, Incorporated (iv) CBS Investment Realty, Inc., and (v) Koll Partnerships II, Inc. and (B) the partnership interests of Koll/CC&F Management Services, a California general partnership each pledged pursuant to the KMSC Pledge Agreement.

          "KRES Pledge Agreement" means the Amended and Restated Pledge
           ---------------------
Agreement dated as of the date hereof from Koll Real Estate Services, a Delaware corporation to the Agent, for the benefit of the Banks, substantially in the form annexed hereto as Exhibit I-4.
                       -----------

          "KRES Pledged Shares" means the shares of Koll Management Services,
           -------------------
Inc., a Delaware corporation, pledged to the Agent for the benefit of the Banks, pursuant to the KRES Pledge Agreement.

          "KVK Pledge Agreement" means the Amended and Restated Pledge Agreement
           --------------------
dated and the date hereof from Koll Von Karman, Inc., a California corporation to the Agent, for the benefit of the Banks, substantially in the form annexed hereto as Exhibit I-6.
          -----------

          "KVK Pledged Shares" means the partnership interests of Koll/CC&F
           ------------------
Management Services, a California general partnership pledged by Koll Von Karman, Inc., a California corporation to the Agent, for the benefit of the Banks pursuant to the KVK Pledge Agreement.

          "L/C Advance" means each Bank's participation in any L/C Borrowing in
           -----------
accordance with its Pro Rata Share.

          "L/C Amendment Application" means an application form for amendment of
           -------------------------
outstanding standby or commercial documentary letters of credit as shall at any time be in use at the Issuing Bank, as the Issuing Bank shall request.

          "L/C Application" means an application form for issuances of standby
           ---------------
or commercial documentary letters of credit as shall at any time be in use at the Issuing Bank, as the Issuing Bank shall request.

          "L/C Borrowing" means an extension of credit resulting from a drawing
           -------------
under any Letter of Credit which shall not have been reimbursed on the date when made nor converted into a Borrowing of Revolving Loans under Section 3.03(b).

          "L/C Commitment" means the commitment of the Issuing Bank to Issue,
           --------------
and the commitment of the Banks severally to participate in, Letters of Credit from time to time Issued or outstanding under Article III, in an aggregate amount not to exceed on any date the amount of $25,000,000 with respect to standby letters of credit and in an aggregate amount not to exceed on any date the amount of $5,000,000 with respect to commercial documentary letters of credit, as the same may be reduced as a result of a reduction in the L/C Commitment pursuant to Section 2.05 or as the same shall be reduced as a result of a reduction in the L/C Commitment pursuant to Section 2.07; provided that the
                                                               --------
L/C Commitment is a part of the Combined Commitments, rather than a separate, independent commitment.

          "L/C Obligations" means at any time the sum of (a) the aggregate
           ---------------
undrawn amount of all Letters of Credit then outstanding, plus (b) the amount of all unreimbursed drawings under all Letters of Credit, including all outstanding L/C Borrowings.

          "L/C-Related Documents" means the Letters of Credit, the L/C
           ---------------------
Applications, the L/C Amendment Applications and any other document relating to any Letter of Credit, including any of the Issuing Bank's standard form documents for letter of credit issuances.

          "Lending Office" means, as to any Bank, the office or offices of such
           --------------
Bank specified as its "Lending Office" or "Domestic Lending Office" or "Offshore Lending Office", as the case may be, on Schedule 11.02, or such other office or
                                        --------------
offices as such Bank may from time to time notify the Company and the Agent.

          "Letters of Credit" means any letters of credit (whether standby
           -----------------
letters of credit or commercial documentary letters of credit) Issued by the Issuing Bank pursuant to Article III.

          "Leverage Ratio" means, as of the date of any determination thereof,
           --------------
the ratio of Consolidated Indebtedness existing as of such date to Consolidated EBITDA for the period of the four (4) most recently ended consecutive fiscal quarters of the Company. Notwithstanding anything to the contrary contained above, during the first three (3) fiscal quarters of the Company following August 28, 1997, the "Leverage Ratio" shall be calculated, as of the date of any determination thereof, by including the consolidated EBITDA of Koll and its Subsidiaries for such recently ended consecutive fiscal quarters, to the extent not duplicative of Consolidated EBITDA after giving effect to the Merger. With respect to any Person acquired by the Company in accordance with the terms of Section 8.04(d), such Person's EBITDA for the period of the four (4) most recently ended consecutive fiscal quarters of such Person may be included in the determination of Consolidated EBITDA for purposes of compliance with the Leverage Ratio; provided, that (i) such Person, if a
                                       --------
Material Subsidiary, is a Guarantor and is not subject to any restrictions on upstreaming cash to the Company; and (ii) with respect to any includable fiscal quarters preceding the Acquisition of such Person, the actual EBITDA of such Person for such prior fiscal quarters will be used so long as audited financial statements of such Person for each of the preceding four (4) most recently ended consecutive fiscal quarters have been made available to the Agent and the Required Banks; provided, that unaudited financial statements of such Person may
                --------
be used during interim fiscal periods so long as such unaudited financial statements are prepared in conformity with GAAP applied on a basis consistent with prior years and audited financial statements of such Person are delivered at the end of such applicable fiscal year.

          "Lien" means any security interest, mortgage, deed of trust, pledge,
           ----
hypothecation, assignment, charge or deposit arrangement, encumbrance, lien (statutory or other) or preferential arrangement of any kind or nature whatsoever in respect of any property (including those created by, arising under or evidenced by any conditional sale or other title retention agreement, the interest of a lessor under a capital lease, any financing lease having substantially the same economic effect as any of the foregoing, or the filing of any financing statement naming the owner of the asset to which such lien relates as debtor, under the Uniform Commercial Code or any comparable law) and any contingent or other agreement to provide any of the foregoing, but not including the interest of a lessor under an operating lease.

          "Loan" means an extension of credit by a Bank to the Company under
           ----
Article II or Article III in the form of a Revolving Loan or L/C Advance.

          "Loan Documents" means this Agreement, any Notes, the Guaranty, the
           --------------
Pledge Agreements, the Fee Letter, the L/C-Related Documents and all other documents delivered to the Agent or any Bank in connection herewith.

          "London Business Day" means a Business Day on which commercial banks
           -------------------
in London, U.K. are open for domestic and international business.

          "Margin Stock" means "margin stock" as such term is defined in
           ------------
Regulation G, T, U  or X of the FRB.

          "Material Adverse Effect" means (a) a material adverse change in, or a
           -----------------------
material adverse effect upon, the operations, business, properties or condition (financial or otherwise) of the Company and its Subsidiaries taken as a whole;
(b) a material impairment of the ability of the Company or any Subsidiary to perform under any Loan Document to which it is a party and to avoid any Event of Default; or (c) a material adverse effect upon the legality, validity, binding effect or enforceability against the Company or any Subsidiary of any Loan Document to which it is a party.

          "Material Sale of Assets" has the meaning specified in Section 8.03.
           -----------------------

          "Material Subsidiary" means:
           -------------------

          (a) with respect to any Domestic Subsidiary, the Persons listed on Annex C hereto and thereafter any other Subsidiary which has achieved, as
     -------
     of the date of any determination thereof, either (i) total (gross) revenues for the preceding four (4) fiscal quarter period in excess of $10,000,000,
     (ii) EBITDA for the preceding four (4) fiscal quarter period in excess of $1,000,000 or (iii) total assets, as of the last day of the preceding fiscal quarter, having a net book value in excess of $5,000,000, in each case, based upon the Company's most recent annual or quarterly financial statements delivered to the Agent under Section 7.01; and

          (b) with respect to any Foreign Subsidiary, any Subsidiary which has achieved, as of the date of any determination thereof, either (i) total (gross) revenues for the preceding four (4) fiscal quarter period in excess of $25,000,000, (ii) EBITDA for the preceding four (4) fiscal quarter period in excess of $3,500,000 or (iii) total assets, as of the last day of the preceding fiscal quarter, having a net book value in excess of $5,000,000 (excluding goodwill and other intangibles in accordance with GAAP arising from the Company's purchase of any such Foreign Subsidiary), in each case, based upon the Company's most recent annual or quarterly financial statements delivered to the Agent under Section 7.01; provided,
                                                                     --------
     that if any of total (gross) revenues, EBITDA or net book value of total
     ----
     assets (as calculated in the manner set forth in clauses (i) through (iii) above, as the case may be) of all Foreign Subsidiaries that are not deemed Material Subsidiaries is, in the aggregate, greater than or equal to twenty-five percent (25%) of the consolidated total (gross) revenues, EBITDA or net book value of total assets of the Company and its Subsidiaries, then Foreign Subsidiaries, beginning with the Foreign Subsidiary with the largest EBITDA and continuing in descending order of size of EBITDA, shall be deemed Material Subsidiaries until the total (gross) revenues, EBITDA or net book value of total assets of all remaining Foreign Subsidiaries that are not Material Subsidiaries are less than twenty-five percent (25%) of the consolidated total (gross) revenues, EBITDA or net book value of total assets of the Company and its Subsidiaries.

          "Melody" means L.J. Melody & Company, a Texas corporation.
           ------

          "Melody Loan Arbitrage Facility" means a credit facility provided to
           ------------------------------
Melody by any depository bank in which Melody deposits payments made on mortgage loans for which Melody is servicer prior to distribution of such payments to or for the benefit of the holders of such loans, so long as (i) Melody applies all proceeds of loans made under such credit facility to purchase Permitted Investments, and (ii) all Permitted Investments purchased by Melody with the proceeds of loans thereunder (and proceeds thereof and distributions thereon) are pledged to the depository bank providing such credit facility, and such bank has a first priority perfected security interest therein, to secure loans made under such credit facility.

          "Melody Mortgage Warehousing Facility" means the credit facility
           ------------------------------------
provided by Residential Funding Corporation ("RFC") or any substantially similar
                                              ---
facility, pursuant to which RFC or another lender makes loans to Melody, the proceeds of which loans are applied by Melody to fund commercial mortgage loans originated and owned by Melody subject to an unconditional, irrevocable commitment to purchase such mortgage loans by the Federal Home Loan Mortgage Corporation, so long as loans made by RFC or such other lender to Melody thereunder are secured by a pledge of commercial mortgage loans made by Melody with the proceeds of such loans, and RFC or such other lender has a perfected first priority security interest therein, to secure loans made under such credit facility.

          "Melody Permitted Indebtedness" means Indebtedness of Melody under the
           -----------------------------
Melody Loan Arbitrage Facility, the Melody Mortgage Warehousing Facility and the Melody Working Capital Facility.

          "Melody Working Capital Facility" means a credit facility provided by
           -------------------------------
a financial institution to Melody, so long as (i) the proceeds of loans thereunder are applied only to provide working capital to Melody, (ii) loans under such credit facility are unsecured, and (iii) the aggregate principal amount of loans outstanding under such credit facility at no time exceeds $1,000,000.

          "Merger" has the meaning specified in the Existing Credit Agreement.
           ------

          "Merger Agreement" has the meaning specified in the Existing Credit
           ----------------
Agreement.

          "Minority Interests" means any shares of stock of any class of any of
           ------------------
the Subsidiaries (other than directors' qualifying shares as required by law) that are not owned by the Company or another Subsidiary. "Minority Interests"
                                                           ------------------
shall be valued by valuing "Minority Interests" constituting preferred stock at
                            ------------------
the voluntary or involuntary liquidation value of such preferred stock, whichever is greater, and by valuing "Minority Interests" constituting common
                                      ------------------
stock at the book value of capital and surplus applicable thereto adjusted, if necessary, to reflect any changes from the book value of such common stock required by the foregoing method of valuing "Minority Interests" in preferred
                                             ------------------
stock.

          "Mortgage Banking Activities" means the origination by a Mortgage
           ---------------------------
Banking Subsidiary of mortgage loans in respect of commercial and multi-family residential real property, and the sale or assignment of such mortgage loans and the related mortgages to another Person (other than the Company or another of its Subsidiaries) within 60 days after the origination thereof; provided,
                                                                --------
however, that in each case prior to origination of any mortgage loan, the
-------
Company or a Mortgage Banking Subsidiary, as the case may be, shall have entered into a legally binding and enforceable purchase and sale agreement with respect to such mortgage loan with a Person that purchases such loans in the ordinary course of its business.

          "Mortgage Banking Subsidiary" means Melody and its Subsidiaries that
           ---------------------------
are engaged in Mortgage Banking Activities.

          "Net Cash Proceeds" has the meaning set forth in the Indenture.
           -----------------

          "Net Proceeds" shall mean, with respect to any Excess Subordinated
           ------------
Debt Issuance, the proceeds resulting therefrom net of (x) cash expenses of issuance (including brokerage fees, if any, and payment of principal, premium and interest of Indebtedness), and (y) incremental income taxes paid or payable as a result thereof.

          "Note" means a promissory note executed by the Company in favor of a
           ----
Bank pursuant to Section 2.02(b), in substantially the form of Exhibit G.
                                                               ---------

          "Notice of Borrowing" means a notice in substantially the form of
           -------------------
Exhibit A.
---------

          "Notice of Conversion/Continuation" means a notice in substantially
           ---------------------------------
the form of Exhibit B.
            ---------

          "Obligations" means all advances, debts, liabilities, obligations,
           -----------
covenants and duties arising under any Loan Document owing by the Company to any Bank, the Agent, or any Indemnified Person, whether direct or indirect (including those acquired by assignment), absolute or contingent, due or to become due, now existing or hereafter arising.

          "Offshore Rate" means, for any Interest Period, with respect to
           -------------
Offshore Rate Loans comprising part of the same Borrowing, the rate of interest per annum (rounded upward to the next 1/16th of 1%) determined by the Agent as follows:

          Offshore Rate =         LIBOR
                          ----------------------------
                    1.00 - Eurodollar Reserve Percentage

     Where,

          "Eurodollar Reserve Percentage" means for any day for any Interest
           -----------------------------
Period the maximum reserve percentage (expressed as a decimal, rounded upward to the next 1/100th of 1%) in effect on such day (whether or not applicable to any
Bank) under regulations issued from time to time by the FRB for determining the maximum reserve requirement (including any emergency, supplemental or other marginal reserve requirement) with respect to Eurocurrency funding (currently referred to as "Eurocurrency liabilities"); and

          "LIBOR" means the rate calculated by the Agent on the basis of the
           -----
offered rates for deposits in Dollars for a period equal to the relevant Interest Period which appear on Telerate Page 3750 as the "British Bankers Association Interest Settlement Rate" as of 11:00 a.m. London time, on the day that is two London Business Days preceding the Borrowing Date or the Conversion/Continuation Date, as the case may be, for the relevant Offshore Rate Loan. If at least two such offered rates appear on the Telerate Page 3750 as the "British Bankers Association Interest Settlement Rate," LIBOR with respect to such Offshore Rate Loan will be the arithmetic mean of such offered rates (rounded to the nearest
0.0001 percentage point). If fewer than two offered rates appear, the rate will be the arithmetic mean (rounded to the nearest 0.0001 percentage point) of the rates quoted by the Reference Banks at approximately 11:00 a.m., New York time, two (2) London Business Days prior to the Borrowing Date or Conversion/Continuation Date for the relevant Offshore Rate Loan, as the case may be.

          The Offshore Rate shall be adjusted automatically as to all Offshore Rate Loans then outstanding as of the effective date of any change in the Eurodollar Reserve Percentage.

          "Offshore Rate Loan" means a Loan that bears interest based on the
           ------------------
Offshore Rate.

          "Organization Documents" means, for any corporation, the certificate
           ----------------------
or articles of incorporation, the bylaws, any certificate of determination or instrument relating to the rights of preferred shareholders of such corporation, any shareholder rights agreement, and all applicable resolutions of the Board (or any committee thereof) of such corporation.

          "Other Taxes" means any present or future stamp, court or documentary
           -----------
taxes or any other excise or property taxes, charges or similar levies which arise from any payment made hereunder or from the execution, delivery, performance, enforcement or registration of, or otherwise with respect to, this Agreement or any other Loan Documents.

          "Participant" has the meaning specified in Section 11.08(d).
           -----------

          "PBGC" means the Pension Benefit Guaranty Corporation established
           ----
under Section 4002 of ERISA, and any successor thereto.

          "Permitted Acquisition" means any Acquisition permitted by Section
           ---------------------
8.04 hereof.

          "Permitted Investments" means any one of the following Investments:
           ---------------------

          (a) Investments held by the Company or Subsidiary in the form of cash equivalents or short term marketable securities;

          (b) extensions of credit in the nature of accounts receivable or notes receivable arising from the sale or lease of goods or services in the ordinary course of business;

          (c) Investments or extensions of credit by the Company to any of its Material Subsidiaries or by any of its Material Subsidiaries to another of its Material Subsidiaries or to the Company;

          (d) Investments incurred in order to consummate Permitted Acquisitions; provided, that (i) such Acquisitions are undertaken in
                   --------
     accordance with all applicable Requirements of Law; (ii) the prior, effective written consent or approval to such Acquisition of the Board or equivalent governing body of the acquiree is obtained; and (c) all other requirements of Section 8.04 have been satisfied;

          (e) Investments in the Whittier Transaction in an amount not to exceed $8,000,000 in the aggregate;

          (f) Investments incurred in connection with the Melody Loan Arbitrage Facility or the Melody Mortgage Warehousing Facility;

          (g) Investments in Joint Ventures not exceeding $15,000,000 in any consecutive twelve (12) month period as to all such Investments in the aggregate; provided, that Investments in any Joint Ventures in excess of
                --------
     $5,000,000 during any consecutive twelve (12) month period as to all such Investments in the aggregate shall be included as an "Acquisition" for all purposes of Section 8.04(d); and

          (h) Other Investments existing on the Closing Date and set forth in
     Schedule 8.13 hereto.
     -------------

          "Permitted Liens" has the meaning specified in Section 8.01.
           ---------------

          "Person" means an individual, partnership, corporation, limited
           ------
liability company, business trust, joint stock company, trust, unincorporated association, joint venture or Governmental Authority.

          "Plan" means an employee benefit plan (as defined in Section 3(3) of
           ----
ERISA) that is or, within the preceding five years, has been established or maintained, or to which contributions are or, within the preceding five years, have been made or required to be made, by the Company or any ERISA Affiliate or with respect to which the Company or any ERISA Affiliate may have any liability.

          "Pledge Agreements" shall mean collectively, each of the Company
           -----------------
Pledge Agreement, the CB Ellis Pledge Agreement, the WREAP Pledge Agreement, the KRES Pledge Agreement, the KMSC Pledge Agreement and the KVK Pledge Agreement, as each of the same may be amended from time to time, and any supplement to any Pledge Agreement or any additional Pledge Agreement entered into pursuant to Section 7.13.

          "Pledged Shares" means all of the Company Pledged Shares, the CB Ellis
           --------------
Pledged Shares, the WREAP Pledged Shares, the KRES Pledged Shares, the KMSC Pledged Shares, the KVK Pledged Shares and any additional pledged shares, partnership interests or membership interests pledged pursuant to a Pledge Agreement.

          "Projections" has the meaning specified in Section 6.11(b).
           -----------

          "Pro Rata Share" means, as to any Bank at any time, the percentage
           --------------
equivalent (expressed as a decimal, rounded to the ninth decimal place) at such time of such Bank's Commitment divided by the Combined Commitments.

          "Prohibited Transaction" means, with respect to any Plan, a
           ----------------------
transaction described in (i) Section 406 of ERISA which is not exempt pursuant to Section 408 of ERISA, or (ii) Section 4957(c)(1) of the Code which is not exempt pursuant to Section 4975(c)(2) or Section 4975(d) of the Code.

          "Reference Banks" means Wells Fargo Bank, N.A., The Bank of Nova
           ---------------
Scotia, Credit Lyonnais Los Angeles Branch and the Agent or such other leading banks as shall be designated from time to time by the Company and which shall be reasonably satisfactory to the Agent and the Required Banks.

          "Replacement Bank" has the meaning specified in Section 4.08.
           ----------------

          "Required Banks" means at any time Banks then holding at least 51% of
           --------------
the then aggregate unpaid principal amount of the Loans, or, if no amounts are outstanding, Banks then having at least 51% of the aggregate amount of the Commitments.

          "Requirement of Law" means, as to any Person, any law (statutory or
           ------------------
common), treaty, rule or regulation or determination of an arbitrator or of a Governmental Authority, in each case applicable to or binding upon the Person or any of its property or to which the Person or any of its property is subject.

          "Responsible Officer" means the chief executive officer, the president
           -------------------
or any executive vice president of such Person, or any other officer having substantially the same authority and responsibility; or, with respect to compliance with financial covenants, the chief financial officer or the treasurer of the Company, or any other officer having substantially the same authority and responsibility.

          "Restricted Investment" means any Investment other than a Permitted
           ---------------------
Investment.

          "Restricted Payment" means, (a) any dividend or other distribution,
           ------------------
direct or indirect, in respect of any shares of the Capital Stock of the Company or any of its Subsidiaries, other than dividends or other distributions payable solely in shares of its Capital Stock, or warrants, rights, or options therefor, and dividends or other distributions by any of its Subsidiaries to the Company or another Subsidiary; and (b) any purchase, redemption, retirement or other acquisition of any shares of Capital Stock of the Company or any of its Subsidiaries, now or hereafter outstanding (except for any purchase, redemption, retirement or other acquisition of any shares of Capital Stock of any Subsidiary by the Company), or of any warrants, rights or options evidencing a right to purchase or acquire any such shares (except in exchange for other shares of Capital Stock or warrants, rights or options evidencing a right to purchase or acquire any such shares).

          "Revolving Loan" has the meaning specified in Section 2.01, and may be
           --------------
a Base Rate Loan or an Offshore Rate Loan (each, a "Type" of Revolving Loan).
                                                    ----

          "Revolving Termination Date" means the earlier to occur of:
           --------------------------

               (a) the fifth anniversary following the Closing Date; and

               (b) the date on which the Commitments terminate in accordance with the provisions of this Agreement; provided, that in no event
                                                 --------
          shall the Revolving Termination Date be later than June 30, 2003.

          "Sale" has the meaning specified in Section 8.03 hereof.
           ----

          "SEC" means the Securities and Exchange Commission, or any
           ---
Governmental Authority succeeding to any of its principal functions.

          "Senior Managing Agents" has the meaning specified in the introductory
           ----------------------
clause hereto.

          "Solvent" means, with respect to any Person that:
           -------

          (i) the total present fair value and fair salable value of such Person's assets on a going concern basis is in excess of the total amount of such Person's liabilities, including contingent liabilities;

          (ii) such Person is able to pay its liabilities and contingent liabilities as they become due; and

          (iii) such Person does not have unreasonably small capital with which to engage in such Person's business as theretofore operated and as proposed to be operated.

          "Subordinated Debt" means any Indebtedness that is in any manner
           -----------------
subordinated in right of payment or security in any respect to Indebtedness evidenced by the Notes under this Agreement, including, without limitation, the Indebtedness evidenced by the Subordinated Note Documents.

          "Subordinated Note Documents" means the Subordinated Notes, the
           ---------------------------
Indenture and all other documents and instruments executed in connection therewith.

          "Subordinated Notes" means the 8.875 % senior subordinated notes of
           ------------------
the Company due 2006 in the aggregate principal amount of $175,000,000 issued pursuant to the Indenture.

          "Subsidiary" of a Person means any corporation, association,
           ----------
partnership, limited liability company, joint venture or other business entity of which more than 50% of the voting stock, membership interests or other equity interests (in the case of Persons other than corporations), is owned or controlled directly or indirectly by the Person, or one or more of the Subsidiaries of the Person, or a combination thereof. Unless the context otherwise clearly requires, references herein to a "Subsidiary" refer to a Subsidiary of the Company.

          "Surety Instruments" means all letters of credit (including standby
           ------------------
and commercial), banker's acceptances, bank guaranties, shipside bonds, surety bonds and similar instruments.

          "Swap Contract" means any agreement, whether or not in writing,
           -------------
relating to any transaction that is a rate swap, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap or option, bond, note or bill option, interest rate option, forward foreign exchange transaction, cap, collar or floor transaction, currency swap, cross-currency rate swap, swaption, currency option or any other, similar transaction (including any option to enter into any of the foregoing) or any combination of the foregoing, and, unless the context otherwise clearly requires, any master agreement relating to or governing any or all of the foregoing.

          "Swap Termination Value" means, in respect of any one or more Swap
           ----------------------
Contracts, after taking into account the effect of any legally enforceable netting agreement relating to such Swap Contracts, (a) for any date on or after the date such Swap Contracts have been closed out and termination value(s) determined in accordance therewith, such termination value(s), and (b) for any date prior to the date referenced in clause (a) the amount(s) determined as the mark-to-market value(s) for such Swap Contracts, as determined by the Company based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Swap Contracts (which may include any Bank).

          "Taxes" means any and all present or future taxes, levies,
           -----
assessments, imposts, duties, deductions, fees, withholdings or similar charges, and all liabilities with respect thereto, excluding, in the case of each Bank and the Agent, respectively, taxes imposed on or measured by its net income by the jurisdiction (or any political subdivision thereof) under the laws of which such Bank or the Agent, as the case may be, is organized or maintains its lending office hereunder.

          "Termination Event" means with respect to a Plan included in clause
           -----------------
(i) of the definition of the term "Plan" hereunder,

          (i) the occurrence of a reportable event described in Section 4043(b) of ERISA, including any failure to satisfy the minimum funding standard of
     Section 412 of the Code of Section 302 of ERISA regardless of any waiver issued under Section 412(d) of the Code or Section 303 of ERISA, other than a reportable event occurring with response to a Plan as to which the PBGC has waived the 30-day notice requirement;

          (ii) a cessation of operations as described in Section 4062(e) of ERISA by the Company or any ERISA Affiliate;

          (iii) the filing of a notice under Section 4041 of ERISA of intent to terminate a Plan which is a single-employer plan or the termination of such Plan;

          (iv) the receipt of notice by the Company or an ERISA Affiliate of the occurrence of an event described in Section 4041A of ERISA which constitutes a termination of a Plan which is a multiemployer plan;

          (v) the institution of proceedings by the PBGC under Section 4042 of ERISA to terminate a Plan or to appoint a trustee to administer a Plan, or the receipt of notice by the Company or an ERISA Affiliate that such action has been taken with respect to a Plan which is a multiemployer plan;

          (vi) a withdrawal by the Company or an ERISA Affiliate from a Plan which is a single-employer plan with respect to which the Company or such ERISA Affiliate was a "substantial employer" under Section 4001(a)(2) of ERISA;

          (vii) a complete or partial withdrawal by the Company or an ERISA Affiliate from a Plan which is a multiemployer plan as described in Section 4203 or 4205 of ERISA;

          (viii) the receipt of notice by the Company or an ERISA Affiliate that a Plan which is a multiemployer plan is in reorganization or is insolvent under Sections 4241 or 4245 of ERISA; and

          (ix) the entering into of a transaction by the Company or an ERISA Affiliate a principal purpose of which is to evade or avoid liability under Title IV of ERISA and that could be subject to Section 4069(a) or 42 ERISA.

          "Third Party Interactives" shall mean all Persons with whom each of
           ------------------------
the Company and its Material Subsidiaries exchanges data electronically in the ordinary course of business, including, without limitation, customers, suppliers, third-party vendors, subcontractors, processors-converters, shippers and warehousemen.

          "Total Consideration" means, with respect to any Acquisition by any
           -------------------
Person, (a) the sum of (i) all cash consideration paid or agreed to be paid by such Person to make such Acquisition (inclusive of payments by such Person of the seller's professional fees and expenses and other out-of-pocket expenses in connection therewith), plus (ii) the fair market value of all non-cash
                       ----
consideration paid by such Person in connection therewith, plus (iii) an amount
                                                           ----
equal to the principal or stated amount of all liabilities assumed or incurred by such Person in connection therewith excluding trade payables and accruals incurred in the ordinary course, minus (b) cash, if any, acquired as part of
                                 -----
such Acquisition. The principal or stated amount of any liability assumed or incurred by a Person in connection with an Acquisition which is a contingent liability shall be an amount equal to the stated amount of such liability or, if the same is not stated, such contingent liability shall be an amount equal to
(i) if such contingent liability is required to be reflected on a balance sheet of such Person in accordance with GAAP, the amount required to be so reflected and (ii) if such contingent liability is not required to be reflected on a balance sheet of such Person in accordance with GAAP, the maximum reasonably anticipated amount payable by such Person in respect thereof as determined by such Person in good faith. Notwithstanding anything herein to the contrary, the present value of any liability assumed in connection with any covenants not to compete shall be discounted by a rate equal to the Base Rate.

          "Type" has the meaning specified in the definition of "Revolving
           ----
Loan."

          "Unfunded Current Liability" means, with respect to all Plans included
           --------------------------
in clause (i) of the definition of the term "Plan" hereunder (other than any such Plan referred to in the definition of the term "Withdrawal Liability" hereunder), an amount equal to the sum of the amounts (none of which shall be less than zero), if any, by which the current liability of each such Plan under
Section 412(c)(7)(B) of the Code, as most recently determined (which determination shall be made no less frequently than annually), exceeds the value of the assets of each such Plan, as determined under Section 412(c)(2) of the Code and the regulations thereunder as of the same date for which the current liability of the Plan is determined.

          "United States" and "U.S." each means the United States of America.
           -------------       ----

          "Voting Stock" with respect to a corporation, means the stock of such
           ------------
corporation the holders of which are ordinarily, in the absence of contingencies, entitled to elect members of the Board (or other governing body) of such corporation, and with respect to any partnership, shall mean the partnership interests in such partnership the owners of which are entitled to manage the affairs of such partnership, or vote in connection with the management of the affairs of such partnership or the designation of another Person as the Person entitled to manage the affairs of such partnership (it being understood that, in the case of any partnership, "shares" of Voting Stock shall refer to such partnership interests).

          "Withdrawal Liability" means, with respect to all Plans included in
           --------------------
clause (i) of the definition of the term "Plan" hereunder which are single-employer plans having two or more contributing sponsors at least two of whom are not common control or which are multiemployer plans, an amount equal to the sum of the liabilities to all such Plans of the Company and all ERISA Affiliates under Sections 4063, 4064, and 4211 of ERISA if the Company and all such ERISA Affiliates were to withdraw from all such Plans or if all such Plans were to terminate.

          "Whittier Transaction" means the transaction described on Annex D
           --------------------                                     -------
hereto.

          "Wholly-Owned Subsidiary" means any corporation in which (other than
           -----------------------
directors' qualifying shares required by law) 100% of the Capital Stock of each class having ordinary voting power, and 100% of the Capital Stock of every other class, in each case, at the time as of which any determination is being made, is owned, beneficially and of record, by the Company, or by one or more of the other Wholly-Owned Subsidiaries, or both.

          "WREAP Pledge Agreement" means the Amended and Restated Pledge
           ----------------------
Agreement dated as of the date hereof from each of Hold Par A, a Delaware general partnership ("Hold Par A"), Hold Par B, a Delaware general partnership ("Hold Par B") and Westmark Real Estate Acquisition Partnership, L.P. ("WREAP") to the Agent, for the benefit of the Banks, substantially in the form annexed hereto as Exhibit I-6.
          -----------

          "WREAP Pledged Shares" means the membership units of Westmark Realty
           --------------------
Advisors LLC pledged by each of Hold Par A, Hold Par B and WREAP to the Agent, for the benefit of the Banks, pursuant to the WREAP Pledge Agreement.

          "Year 2000 Date-Sensitive System/Component" shall mean, as to any
           -----------------------------------------
Person, any system software, network software, applications software, data base, computer file, embedded microchip, firmware or hardware that accepts, creates, manipulates, sorts, sequences, calculates, compares or outputs calendar-related data accurately; such systems and components shall include, without limitation, mainframe computers, file server/client systems, computer workstations, routers, hubs, other network-related hardware, and other computer-related software, firmware or hardware and information processing and delivery systems of any kind and telecommunications systems and other communications processors, security systems, alarms, elevators and HVAC systems.

          "Year 2000 Problems" shall mean, with respect to each of the Company
           ------------------
and its Material Subsidiaries, limitations on the capacity or readiness of any of its Year 2000 Date-Sensitive Systems/Components to accurately accept, create, manipulate, sort, sequence, calculate, compare or output calendar date information with respect to calendar year 1999 or any subsequent calendar year beginning on or after January 1, 2000 (including leap year computations), including, without limitation, exchanges of information among Year 2000 Date-Sensitive Systems/Components of the Company and its Material Subsidiaries and exchanges of information among the Company, its Material Subsidiaries and Year 2000 Date-Sensitive Systems/Components of Third Party Interactives and functionality of peripheral interfaces, firmware and embedded microchips.

      1.02     Other Interpretive Provisions.  (a)  The meanings of defined
               -----------------------------
terms are equally applicable to the singular and plural forms of the defined terms.

          (b) The words "hereof", "herein", "hereunder" and similar words refer to this Agreement as a whole and not to any particular provision of this Agreement; and Section, Annex, Schedule and Exhibit references are to this Agreement unless otherwise specified.

          (c) (i) The term "documents" includes any and all instruments, documents, agreements, certificates, indentures, notices and other writings, however evidenced.

               (ii) The term "including" is not limiting and means "including without limitation."

               (iii) In the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including"; the words "to" and "until" each mean "to but excluding", and the word "through" means "to and including."

          (d) Unless otherwise expressly provided herein, (i) references to agreements (including this Agreement) and other contractual instruments shall be deemed to include all subsequent amendments and other modifications thereto, but only to the extent such amendments and other modifications are not prohibited by the terms of any Loan Document, and (ii) references to any statute or regulation are to be construed as including all statutory and regulatory provisions consolidating, amending, replacing, supplementing or interpreting the statute or regulation.

          (e) The captions and headings of this Agreement are for convenience of reference only and shall not affect the interpretation of this Agreement.

          (f) This Agreement and other Loan Documents may use several different limitations, tests or measurements to regulate the same or similar matters. All such limitations, tests and measurements are cumulative and shall each be performed in accordance with their terms.

          (g) This Agreement and the other Loan Documents are the result of negotiations among and have been reviewed by counsel to the Agent, the Company and the other parties, and are the products of all parties. Accordingly, they shall not be construed against the Banks, the Agent or the Arranger merely because of the Agent's, Banks' or Arranger's involvement in their preparation.

      1.03     Accounting Principles.  (a)  Unless the context otherwise clearly
               ---------------------
requires, all accounting terms not expressly defined herein shall be construed, and all financial computations required under this Agreement shall be made, in accordance with GAAP, consistently applied.

          (b) References herein to "fiscal year" and "fiscal quarter" refer to such fiscal periods of the Company.


                                   ARTICLE II

                                  THE CREDITS
                                  -----------

      2.01     Amounts and Terms of Commitments.  Each Bank severally agrees, on
               --------------------------------
the terms and conditions set forth herein, to make loans to the Company (each such loan, a "Revolving Loan") from time to time on any Business Day during the
              --------------
period from the Closing Date to the Revolving Termination Date, in an aggregate amount not to exceed at any time outstanding the amount set forth on Schedule
                                                                     --------
2.01 (such amount, as the same may be reduced under Sections 2.05 or 2.07 or as
----
a result of one or more assignments under Section 11.08, the Bank's

"Commitment"); provided, however, that, after giving effect to any Borrowing of
 ----------    --------  -------
Revolving Loans, the Effective Amount of all outstanding Revolving Loans, and the Effective Amount of all L/C Obligations, shall not at any time exceed the Combined Commitments; and provided further, that the Effective Amount of the
                      --- -------- -------
Revolving Loans of any Bank plus the participation of such Bank in the Effective Amount of all L/C Obligations shall not at any time exceed such Bank's Commitment. Within the limits of each Bank's Commitment, and subject to the other terms and conditions hereof, the Company may borrow under this Section 2.01, prepay under Section 2.06 and reborrow under this Section 2.01.

      2.02     Loan Accounts.  (a) The Loans made by each Bank and the Letters
               -------------
of Credit Issued by the Issuing Bank shall be evidenced by one or more accounts or records maintained by such Bank or Issuing Bank, as the case may be, in the ordinary course of business. The accounts or records maintained by the Agent, the Issuing Bank and each Bank shall be conclusive absent manifest error of the amount of the Loans made by the Banks to the Company and the Letters of Credit Issued for the account of the Company, and the interest and payments thereon. Any failure so to record or any error in doing so shall not, however, limit or otherwise affect the obligation of the Company hereunder to pay any amount owing with respect to the Loans or any Letter of Credit.

          (b) Upon the request of any Bank made through the Agent, the Loans made by such Bank may be evidenced by one or more Notes, instead of or in addition to loan accounts. Each such Bank shall endorse on the schedules annexed to its Note(s) the date, amount and maturity of each Loan made by it and the amount of each payment of principal made by the Company with respect thereto. Each such Bank is irrevocably authorized by the Company to endorse its Note(s) and each Bank's record shall be conclusive absent manifest error;

provided, however, that the failure of a Bank to make, or an error in making, a
--------  -------
notation thereon with respect to any Loan shall not limit or otherwise affect the obligations of the Company hereunder or under any such Note to such Bank.

      2.03     Procedure for Borrowing.  (a) Each Borrowing of Revolving Loans
               -----------------------
shall be made upon the Company's irrevocable written notice delivered to the Agent in the form of a Notice of Borrowing (which notice must be received by the Agent (i) prior to 10:00 a.m. (San Francisco time) three Business Days prior to the requested Borrowing Date, in the case of Offshore Rate Loans; and (ii) prior to 9:00 A.M. (San Francisco time) on the requested Borrowing Date, in the case of Base Rate Loans, specifying:

                    (A) the amount of the Borrowing, which shall be in an aggregate minimum amount of $5,000,000 or any multiple of $1,000,000 in excess thereof;

                    (B) the requested Borrowing Date, which shall be a Business Day;

                    (C) the Type of Loans comprising the Borrowing; and

                    (D) with respect to Offshore Rate Loans; the duration of the Interest Period applicable to such Loans included in such notice. If the Notice of Borrowing fails to specify the duration of the Interest Period for any Borrowing comprised of Offshore Rate Loans, such Interest Period shall be one (1) month;

provided, however, that with respect to the Borrowing to be made on the Closing
--------  -------
Date, the Notice of Borrowing shall be delivered to the Agent not later than 10:00 a.m. (San Francisco time) one Business Day before the Closing Date and such Borrowing will consist of Base Rate Loans only.

          (b) The Agent will promptly notify each Bank of its receipt of any Notice of Borrowing and of the amount of such Bank's Pro Rata Share of that Borrowing.

          (c) Each Bank will make the amount of its Pro Rata Share of each Borrowing available to the Agent for the account of the Company at the Agent's Payment Office by 11:00 a.m. (San Francisco time) on the Borrowing Date requested by the Company in funds immediately available to the Agent. The proceeds of all such Loans will then be made available to the Company by the Agent at such office by crediting the account of the Company on the books of BofA with the aggregate of the amounts made available to the Agent by the Banks and in like funds as received by the Agent or by wire transfer in accordance with written instructions provided to the Agent by the Company of like funds as received by the Agent.

          (d) After giving effect to any Borrowing, unless the Agent shall otherwise consent, there may not be more than five (5) different Interest Periods in effect.

      2.04     Conversion and Continuation Elections.  (a) The Company may, upon
               -------------------------------------
irrevocable written notice to the Agent in accordance with Section 2.04(b):

               (i) elect, as of any Business Day, in the case of Base Rate Loans, or as of the last day of the applicable Interest Period, in the case of any other Type of Revolving Loans, to convert any such Loans (or any part thereof in an amount not less than $5,000,000, or that is in an integral multiple of $1,000,000 in excess thereof) into Loans of any other Type; or

               (ii) elect as of the last day of the applicable Interest Period, to continue any Offshore Rate Loans (or any part thereof in an amount not less than $5,000,000, or that is in an integral multiple of $1,000,000 in excess thereof) with Interest Periods identical to the then expiring Offshore Rate Loan or with different Interest Periods as specified in the Notice of Conversion/Continuation.

provided, that if at any time the aggregate amount of Offshore Rate Loans in
--------
respect of any Borrowing is reduced, by payment, prepayment, or conversion of part thereof to be less than $5,000,000, such Offshore Rate Loans shall automatically convert into Base Rate Loans, and on and after such date the right of the Company to continue such Loans as Offshore Rate Loans shall terminate.

          (b) The Company shall deliver a Notice of Conversion/Continuation to be received by the Agent (i) not later than 10:00 a.m. (San Francisco time) at least three Business Days in advance of the Conversion/Continuation Date, if the Loans are to be converted into or continued as Offshore Rate Loans; and (ii) not later than 9:00 a.m. (San Francisco time) on the Conversion/Continuation Date, if the Loans are to be converted into Base Rate Loans, specifying:

                    (A)  the proposed Conversion/Continuation Date;

                    (B) the aggregate amount of Loans to be converted or continued;

                    (C) the Type of Loans resulting from the proposed conversion or continuation; and

                    (D) other than in the case of conversions into Base Rate Loans, the duration of the requested Interest Period.

          (c) If upon the expiration of any Interest Period applicable to Offshore Rate Loans, the Company has failed to select timely a new Interest Period to be applicable to such Offshore Rate Loans, or if any Default or Event of Default then exists, the Company shall be deemed to have elected to convert such Offshore Rate Loans into Base Rate Loans effective as of the expiration date of such Interest Period.

          (d) The Agent will promptly notify each Bank of its receipt of a Notice of Conversion/Continuations, or, if no timely notice is provided by the Company, the Agent will promptly notify each Bank of the details of any automatic conversion. All conversions and continuations shall be made ratably according to the respective outstanding principal amounts of the Loans with respect to which the notice was given held by each Bank.

          (e) Unless the Required Banks otherwise consent, during the existence of a Default or Event of Default, the Company may not elect to have a Loan converted into or continued as an Offshore Rate Loan.

          (f) After giving effect to any conversion or continuation of Loans, unless the Agent shall otherwise consent, there may not be more than five (5) different Interest Periods in effect.

      2.05     Voluntary Termination or Reduction of Commitments.  Subject to
               -------------------------------------------------
Section 4.04, the Company may, upon not less than three (3) Business Days' prior notice to the Agent (and upon receipt of such notice the Agent shall promptly notify the Banks thereof), terminate the Commitments, or permanently reduce the Commitments by an aggregate minimum amount of $5,000,000 or any multiple of $1,000,000 in excess thereof; unless, after giving effect thereto and to any
                              ------
prepayments of Loans made on the effective date thereof, (a) the Effective Amount of all Revolving Loans and L/C Obligations together would exceed the amount of the Combined Commitments then in effect, or (b) the Effective Amount of all L/C Obligations then outstanding would exceed the L/C Commitment. Once reduced in accordance with this Section, the Commitments may not be increased. Any reduction of the Commitments shall be applied to each Bank according to its Pro Rata Share. If and to the extent specified by the Company in the notice to the Agent, some or all of the reduction in the Combined Commitments shall be applied to reduce the L/C Commitment. All accrued commitment and letter of credit fees to, but not including, the effective date of any reduction or termination of Commitments, shall be paid on the effective date of such reduction or termination.

      2.06     Optional Prepayments. Subject to Section 4.04, the Company may,
               --------------------
at any time or from time to time, upon not less than three (3) Business Days' irrevocable notice to the Agent with respect to Offshore Rate Loans and upon not less than one (1) Business Days' irrevocable notice to the Agent with respect to Base Rate Loans, ratably prepay Loans in whole or in part, in minimum amounts of $5,000,000 or any multiple of $1,000,000 in excess thereof. Such notice of prepayment shall specify the date (which shall be a Business Day) and amount of such prepayment and the Type(s) of Loans to be prepaid. The Agent will promptly notify each Bank of its receipt of any such notice, and of such Bank's Pro Rata Share of such prepayment. If such notice is given by the Company, the Company shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein, together with accrued interest to each such date on the amount prepaid and any amounts required pursuant to
Section 4.04.

      2.07     Mandatory Commitment Reductions; Mandatory Prepayments of Loans.
               ---------------------------------------------------------------

          (a) The Combined Commitments shall be automatically and permanently reduced on each reduction date set forth below by the amount set forth opposite such date as follows:

     Reduction Date        Reduction Amount
     --------------        ----------------

     December 31, 1999     $40,000,000
     December 31, 2000     $80,000,000
     December 31, 2001     $80,000,000
     Revolving Termination Date  Balance of Combined Commitments

In the event that on any date the Combined Commitments are reduced pursuant to clause (a) or (b) of this Section 2.07, the Effective Amount of all outstanding Revolving Loans, and the Effective Amount of all L/C Obligations, exceeds the Combined Commitments in effect on such date after giving effect to such reduction, the Company shall, on such date, make a mandatory prepayment of the Loans in a principal amount equal to such excess, so that after giving effect to such prepayment, the Effective Amount of all outstanding Revolving Loans, and the Effective Amount of all L/C Obligations, shall not exceed the Combined Commitments as of such date and the Effective Amount of the Revolving Loans of any Bank plus the participation of such Bank in the Effective Amount of all L/C Obligations shall not exceed such Bank's Commitment as of such date.

          (b) (i) Upon consummation of any Excess Subordinated Debt Issuance, a portion of the Combined Commitments equal to the amount of Net Proceeds of such Excess Subordinated Debt Issuance shall be permanently reduced by an amount equal to the sum of such Net Proceeds.

               (ii) Upon consummation of any Asset Sale (as such term is defined in the Indenture) which results in any amounts becoming due and owing under the Subordinated Note Documents, a portion of the Combined Commitments equal to the amount of Net Cash Proceeds (as such term is defined in the Indenture) resulting from such Asset Sale shall be permanently reduced by an amount equal to the sum of such Net Cash Proceeds resulting from such Asset Sale.

          (c) If on any date the Effective Amount of L/C Obligations exceeds the L/C Commitment, the Company shall Cash Collateralize on such date the outstanding Letters of Credit in an amount equal to the excess of the maximum amount then available to be drawn under the Letters of Credit over the Aggregate L/C Commitment. Subject to Section 4.04, if on any date after giving effect to any Cash Collateralization made on such date pursuant to the preceding sentence, the Effective Amount of all Revolving Loans then outstanding plus the Effective Amount of all L/C Obligations exceeds the Combined Commitments, the Company shall immediately, and without notice or demand, prepay the outstanding principal amount of the Revolving Loans and L/C Advances by an amount equal to the applicable excess.

          (d) Each reduction in the Combined Commitments hereunder shall be made ratably among the Banks in accordance with their respective Commitments. The Company shall pay to the Agent for the account of the Banks on the date of each termination or reduction in the Combined Commitments, the commitment fees on the amount of the Combined Commitments so terminated or reduced accrued to the date of such termination or reduction.

          (e) On any date when the outstanding Loans (after giving effect to any Borrowings effected on such date) exceeds the Combined Commitments, the Company shall make a mandatory prepayment of the Loans in such amount as may be necessary so that the aggregate amount of outstanding Loans after giving effect to such prepayment does not exceed the Combined Commitments then in effect.

          (f) Simultaneously with each prepayment of a Loan, the Company shall prepay all accrued interest on the amount prepaid through the date of prepayment. Unless otherwise specified by the Company, each prepayment of Revolving Credit Loans shall first be applied to Base Rate Loans. If any prepayment is made in respect of any of Offshore Rate Loans, in whole or in part, prior to the last day of the applicable Interest Period, the Company agrees to indemnify the Banks in accordance with Section 4.04.

     2.08 Repayment.  The Company shall repay to the Banks on the Revolving
          ---------
Termination Date the aggregate principal amount of Revolving Loans, and subject to Section 3.01 hereof, the aggregate principal amount of L/C Advances, each outstanding on such date.

      2.09     Interest.  (a) Each Revolving Loan shall bear interest on the
               --------
outstanding principal amount thereof from the applicable Borrowing Date at a rate per annum equal to the Offshore Rate or the Base Rate, as the case may be (and subject to the Company's right to convert to other Types of Loans under
Section 2.04), plus the Applicable Margin.
               ----

          (b) Interest on each Revolving Loan shall be paid in arrears on each Interest Payment Date. Interest shall also be paid on the date of any prepayment of Loans under Section 2.06 or 2.07 for the portion of the Loans so prepaid and upon payment (including prepayment) in full thereof and, during the existence of any Event of Default, interest shall be paid on demand of the Agent at the request or with the consent of the Required Banks.

          (c) Notwithstanding clause (a) of this Section 2.09, while any Event of Default exists or after acceleration of any of the Obligations hereunder, the Company shall pay interest (after as well as before entry of judgment thereon to the extent permitted by law) on the principal amount of all outstanding Loans, at a rate per annum which is determined by adding 2% per annum to the Applicable Margin then in effect for such Loans and, in the case of Obligations not subject to an Applicable Margin, at a rate per annum which is determined by adding 2% per annum to the Base Rate; provided, however, that, on and after the expiration
                            --------  -------
of any Interest Period applicable to any Offshore Rate Loan outstanding on the date of occurrence of such Event of Default or acceleration, the principal amount of such Loan shall, during the continuation of such Event of Default or after acceleration, bear interest at a rate per annum which is determined by adding 2% per annum to the Base Rate.

          (d) Anything herein to the contrary notwithstanding, the obligations of the Company to any Bank hereunder shall be subject to the limitation that payments of interest shall not be required for any period for which interest is computed hereunder, to the extent (but only to the extent) that contracting for or receiving such payment by such Bank would be contrary to the provisions of any law applicable to such Bank limiting the highest rate of interest that may be lawfully contracted for, charged or received by such Bank, and in such event the Company shall pay such Bank interest at the highest rate permitted by applicable law.

      2.10     Fees.  In addition to certain fees described in Section 3.08:
               ----

          (a) Arrangement, Agency Fees.  The Company shall pay an arrangement
              ------------------------
fees to the Arranger for the Arranger's own account, and shall pay agency fees to the Agent for the Agent's own account, as required by the letter agreement ("Fee Letter") among the Company, the Arranger and Agent dated April 2, 1998.
  ----------

          (b) Commitment Fees.  The Company shall pay to the Agent for the
              ---------------
account of each Bank a commitment fee on the average daily unused portion of such Bank's Commitment, computed on a quarterly basis in arrears on the last Business Day of each calendar quarter based upon the daily utilization for that quarter as calculated by the Agent, equal to the Applicable Commitment Fee Rate. For purposes of calculating utilization under this Section, the Commitments shall be deemed used to the extent of the Effective Amount of Revolving Loans then outstanding, plus the Effective Amount of L/C Obligations then outstanding. Such commitment fee shall accrue from the Closing Date to the Revolving Termination Date and shall be due and payable quarterly in arrears on the last Business Day of each calendar year quarter commencing on June 30, 1998 through the Revolving Termination Date, with the final payment to be made on the Revolving Termination Date; provided that, in connection with any reduction or
                            --------
termination of Commitments under Section 2.05 or Section 2.07, the accrued commitment fee calculated for the period ending on such date shall also be paid on the date of such reduction or termination, with the following quarterly payment being calculated on the basis of the period from such reduction or termination date to such quarterly payment date. The commitment fees provided in this Section shall accrue at all times after the above-mentioned commencement date, including at any time during which one or more conditions in Article V are not met.

      2.11     Computation of Fees and Interest.  (a) All computations of
               --------------------------------
interest for Base Rate Loans when the Base Rate is determined by BofA's "reference rate" shall be made on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed. All other computations of fees and interest shall be made on the basis of a 360-day year and actual days elapsed (which results in more interest being paid than if computed on the basis of a 365-day year). Interest and fees shall accrue during each period during which interest or such fees are computed from the first day thereof to the last day thereof.

          (b) Each determination of an interest rate and any fees referenced in
Section 2.10 by the Agent shall be conclusive and binding on the Company and the Banks in the absence of manifest error. The Agent will, at the request of the Company or any Bank, deliver to the Company or the Bank, as the case may be, a statement showing the quotations used by the Agent in determining any interest rate and the resulting interest rate.

      2.12     Payments by the Company.  (a) All payments to be made by the
               -----------------------
Company shall be made without set-off, recoupment or counterclaim. Except as otherwise expressly provided herein, all payments by the Company shall be made to the Agent for the account of the Banks at the Agent's Payment Office, and shall be made in dollars and in immediately available funds, no later than 11:00 A.M. (San Francisco time) on the date specified herein. The Agent will promptly distribute to each Bank its Pro Rata Share (or other applicable share as expressly provided herein) of such payment in like funds as received. Any payment received by the Agent later than 11:00 A.M. (San Francisco time) shall be deemed to have been received on the following Business Day and any applicable interest or fee shall continue to accrue.

          (b) Subject to the provisions set forth in the definition of "Interest Period" herein, whenever any payment is due on a day other than a Business Day, such payment shall be made on the following Business Day, and such extension of time shall in such case be included in the computation of interest or fees, as the case may be.

          (c) Unless the Agent receives notice from the Company prior to the date on which any payment is due to the Banks that the Company will not make such payment in full as and when required, the Agent may assume that the Company has made such payment in full to the Agent on such date in immediately available funds and the Agent may (but shall not be so required), in reliance upon such assumption, distribute to each Bank on such due date an amount equal to the amount then due such Bank. If and to the extent the Company has not made such payment in full to the Agent, each Bank shall repay to the Agent on demand such amount distributed to such Bank, together with interest thereon at the Federal Funds Rate for each day from the date such amount is distributed to such Bank until the date repaid.

      2.13     Payments by the Banks to the Agent.  (a) Unless the Agent
               ----------------------------------
receives notice from a Bank on or prior to the Closing Date or, with respect to any Borrowing after the Closing Date, at least one Business Day prior to the date of such Borrowing, that such Bank will not make available as and when required hereunder to the Agent for the account of the Company the amount of that Bank's Pro Rata Share of the Borrowing, the Agent may assume that each Bank has made such amount available to the Agent in immediately available funds on the Borrowing Date and the Agent may (but shall not be so required), in reliance upon such assumption, make available to the Company on such date a corresponding amount. If and to the extent any Bank shall not have made its full amount available to the Agent in immediately available funds as and when required and the Agent in such circumstances has made available to the Company such amount, that Bank shall on the Business Day following such Borrowing Date make such amount available to the Agent, together with interest at the Federal Funds Rate for each day during such period. A notice of the Agent submitted to any Bank with respect to amounts owing under this Section (a) shall be conclusive, absent manifest error. If such amount is so made available, such payment to the Agent shall constitute such Bank's Loan on the date of Borrowing for all purposes of this Agreement. If such amount is not made available to the Agent on the Business Day following the Borrowing Date, the Agent will notify the Company of such failure to fund and, upon demand by the Agent, the Company shall pay such amount to the Agent for the Agent's account, together with interest thereon for each day elapsed since the date of such Borrowing, at a rate per annum equal to the interest rate applicable at the time to the Loans comprising such Borrowing.

          (b) The failure of any Bank to make any Loan on any Borrowing Date shall not relieve any other Bank of any obligation hereunder to make a Loan on such Borrowing Date, but no Bank shall be responsible for the failure of any other Bank to make the Loan to be made by such other Bank on any Borrowing Date.

      2.14     Sharing of Payments, Etc.  If, other than as expressly provided
               -------------------------
elsewhere herein, any Bank shall obtain on account of the Obligations in its favor any payment (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) in excess of its ratable share (or other share contemplated hereunder), such Bank shall immediately (a) notify the Agent of such fact, and (b) purchase from the other Banks such participations in the Loans made by them as shall be necessary to cause such purchasing Bank to share the excess payment pro rata with each of them; provided, however, that if all or
                                               --------  -------
any portion of such excess payment is thereafter recovered from the purchasing Bank, such purchase shall to that extent be rescinded and each other Bank shall repay to the purchasing Bank the purchase price paid therefor, together with an amount equal to such paying Bank's ratable share (according to the proportion of (i) the amount of such paying Bank's required repayment to (ii) the total amount so recovered from the purchasing Bank) of any interest or other amount paid or payable by the purchasing Bank in respect of the total amount so recovered. The Company agrees that any Bank so purchasing a participation from another Bank may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off, but subject to Section 11.10) with respect to such participation as fully as if such Bank were the direct creditor of the Company in the amount of such participation. The Agent will keep records (which shall be conclusive and binding in the absence of manifest error) of participations purchased under this Section and will in each case notify the Banks following any such purchases or repayments.

                                  ARTICLE III

                             THE LETTERS OF CREDIT
                             ---------------------

      3.01     The Letter of Credit Subfacility.  (a) On the terms and
               --------------------------------
conditions set forth herein (i) the Issuing Bank agrees, (A) from time to time on any Business Day during the period from the Closing Date to the Revolving Termination Date to issue Letters of Credit for the account of the Company, and to amend or renew Letters of Credit previously issued by it, in accordance with Sections 3.02(c) and 3.02(d), and (B) to honor drafts under the Letters of Credit; and (ii) the Banks severally agree to participate in Letters of Credit Issued for the account of the Company; provided, that the Issuing Bank shall not
                                       --------
be obligated to Issue, and no Bank shall be obligated to participate in, any Letter of Credit if upon the Issuance of such Letter of Credit (the "Issuance
                                                                     --------
Date") or the date of any renewal thereof (1) the Effective Amount of all L/C
----
Obligations plus the Effective Amount of all Revolving Loans would exceed the Combined Commitments, (2) the participation of any Bank in the Effective Amount of all L/C Obligations plus the Effective Amount of the Revolving Loans of such Bank would exceed such Bank's Commitment, or (3) the Effective Amount of L/C Obligations would exceed the L/C Commitment. Within the foregoing limits, and subject to the other terms and conditions hereof, the Company's ability to obtain Letters of Credit shall be fully revolving, and, accordingly, the Company may, during the foregoing period, obtain Letters of Credit to replace Letters of Credit which have expired or which have been drawn upon and reimbursed.

          (b) The Issuing Bank is under no obligation to Issue any Letter of Credit if:

               (i) any order, judgment or decree of any Governmental Authority or arbitrator shall by its terms purport to enjoin or restrain the Issuing Bank from Issuing such Letter of Credit, or any Requirement of Law applicable to the Issuing Bank or any request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over the Issuing Bank shall prohibit, or request that the Issuing Bank refrain from, the Issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon the Issuing Bank with respect to such Letter of Credit any restriction, reserve or capital requirement (for which the Issuing Bank is not otherwise compensated hereunder) not in effect on the Closing Date, or shall impose upon the Issuing Bank any unreimbursed loss, cost or expense which was not applicable on the Closing Date and which the Issuing Bank in good faith deems material to it;

               (ii) the Issuing Bank has received written notice from any Bank, the Agent or the Company, on or prior to the Business Day prior to the requested date of Issuance of such Letter of Credit, that one or more of the applicable conditions contained in Article V is not then satisfied;

               (iii) the expiry date of any requested Letter of Credit is (A) more than 360 days after the date of Issuance, in the case of any commercial Letter of

     Credit, or more than 365 or 366 days after the date of Issuance, in the case of any standby Letter of Credit, unless, in either case, the Required Banks have approved such expiry date in writing, or (B) after the Revolving Termination Date, unless all of the Banks have approved such expiry date in writing;

               (iv) the expiry date of any requested Letter of Credit is prior to the maturity date of any financial obligation to be supported by the requested Letter of Credit;

               (v) any requested Letter of Credit does not provide for drafts, or is not otherwise in form and substance acceptable to the Issuing Bank, or the Issuance of a Letter of Credit shall violate any applicable policies of the Issuing Bank;

               (vi) any standby Letter of Credit is for the purpose of supporting the issuance of any letter of credit by any other Person; or

               (vii) such Letter of Credit is in a face amount less than $250,000 or denominated in a currency other than Dollars.

      3.02     Issuance, Amendment and Renewal of Letters of Credit.  (a) Each
               ----------------------------------------------------
Letter of Credit shall be issued upon the irrevocable written request of the Company received by the Issuing Bank (with a copy sent by the Company to the Agent) at least four days (or such shorter time as the Issuing Bank may agree in a particular instance in its sole discretion) prior to the proposed date of issuance. Each such request for issuance of a Letter of Credit shall be by facsimile, confirmed immediately in an original writing, in the form of an L/C Application, and shall specify in form and detail satisfactory to the Issuing
Bank: (i) the proposed date of issuance of the Letter of Credit (which shall be a Business Day); (ii) the face amount of the Letter of Credit; (iii) the expiry date of the Letter of Credit; (iv) the name and address of the beneficiary thereof; (v) the documents to be presented by the beneficiary of the Letter of Credit in case of any drawing thereunder; (vi) the full text of any certificate to be presented by the beneficiary in case of any drawing thereunder; and (vii) such other matters as the Issuing Bank may require.

          (b) At least two Business Days prior to the Issuance of any Letter of Credit, the Issuing Bank will confirm with the Agent (by telephone or in writing) that the Agent has received a copy of the L/C Application or L/C Amendment Application from the Company and, if not, the Issuing Bank will provide the Agent with a copy thereof. Unless the Issuing Bank has received notice on or before the Business Day immediately preceding the date the Issuing Bank is to issue a requested Letter of Credit from the Agent (A) directing the Issuing Bank not to issue such Letter of Credit because such issuance is not then permitted under Section 3.01(a) as a result of the limitations set forth in clauses (1) through (3) thereof or Section 3.01(b)(ii); or (B) that one or more conditions specified in Article V are not then satisfied; then, subject to the terms and conditions hereof, the Issuing Bank shall, on the requested date, issue a Letter of Credit for the account of the Company in accordance with the Issuing Bank's usual and customary business practices.

          (c) From time to time while a Letter of Credit is outstanding and prior to the Revolving Termination Date, the Issuing Bank will, upon the written request of the Company received by the Issuing Bank (with a copy sent by the Company to the Agent) at least five days (or such shorter time as the Issuing Bank may agree in a particular instance in its sole discretion) prior to the proposed date of amendment, amend any Letter of Credit issued by it. Each such request for amendment of a Letter of Credit shall be made by facsimile, confirmed immediately in an original writing, made in the form of an L/C Amendment Application and shall specify in form and detail satisfactory to the Issuing Bank: (i) the Letter of Credit to be amended; (ii) the proposed date of amendment of the Letter of Credit (which shall be a Business Day); (iii) the nature of the proposed amendment; and (iv) such other matters as the Issuing Bank may require. The Issuing Bank shall be under no obligation to amend any Letter of Credit if: (A) the Issuing Bank would have no obligation at such time to issue such Letter of Credit in its amended form under the terms of this Agreement; or (B) the beneficiary of any such letter of Credit does not accept the proposed amendment to the Letter of Credit. The Agent will promptly notify the Banks of the receipt by it of any L/C Application or L/C Amendment Application.

          (d) The Issuing Bank and the Banks agree that, while a Letter of Credit is outstanding and prior to the Revolving Termination Date, at the option of the Company and upon the written request of the Company received by the Issuing Bank (with a copy sent by the Company to the Agent) at least five days (or such shorter time as the Issuing Bank may agree in a particular instance in its sole discretion) prior to the proposed date of notification of renewal, the Issuing Bank shall be entitled to authorize the renewal of any Letter of Credit issued by it. Each such request for renewal of a Letter of Credit shall be made by facsimile, confirmed immediately in an original writing, in the form of an L/C Amendment Application, and shall specify in form and detail satisfactory to the Issuing Bank: (i) the Letter of Credit to be renewed; (ii) the proposed date of notification of renewal of the Letter of Credit (which shall be a Business
Day); (iii) the revised expiry date of the Letter of Credit; and (iv) such other matters as the Issuing Bank may require. The Issuing Bank shall be under no obligation so to renew any Letter of Credit if: (A) the Issuing Bank would have no obligation at such time to issue or amend such Letter of Credit in its renewed form under the terms of this Agreement; or (B) the beneficiary of any such Letter of Credit does not accept the proposed renewal of the Letter of Credit. If any outstanding Letter of Credit shall provide that it shall be automatically renewed unless the beneficiary thereof receives notice from the Issuing Bank that such Letter of Credit shall not be renewed, and if at the time of renewal the Issuing Bank would be entitled to authorize the automatic renewal of such Letter of Credit in accordance with this Section 3.02(d) upon the request of the Company but the Issuing Bank shall not have received any L/C Amendment Application from the Company with respect to such renewal or other written direction by the Company with respect thereto, the Issuing Bank shall nonetheless be permitted to allow such Letter of Credit to renew, and the Company and the Banks hereby authorize such renewal, and, accordingly, the Issuing Bank shall be deemed to have received an L/C Amendment Application from the Company requesting such renewal.

          (e) The Issuing Bank may, at its election (or as required by the Agent at the direction of the Required Banks), deliver any notices of termination or other communications to any Letter of Credit beneficiary or transferee, and take any other action as necessary or appropriate, at any time and from time to time, in order to cause the expiry date of such Letter of Credit to be a date not later than the Revolving Termination Date.

          (f) This Agreement shall control in the event of any conflict with any L/C-Related Document (other than any Letter of Credit).

          (g) The Issuing Bank will also deliver to the Agent, concurrently or promptly following its delivery of a Letter of Credit, or amendment to or renewal of a Letter of Credit, to an advising bank or a beneficiary, a true and complete copy of each such Letter of Credit or amendment to or renewal of a Letter of Credit.

      3.03     Risk Participations, Drawings and Reimbursements.
               ------------------------------------------------

          (a) Immediately upon the Issuance of each Letter of Credit, each Bank shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the Issuing Bank a participation in such Letter of Credit and each drawing thereunder in an amount equal to the product of (i) the Pro Rata Share of such Bank, times (ii) the maximum amount available to be drawn under such Letter of Credit and the amount of such drawing, respectively. For purposes of
Section 2.01, each Issuance of a Letter of Credit shall be deemed to utilize the Commitment of each Bank by an amount equal to the amount of such participation.

          (b) In the event of any request for a drawing under a Letter of Credit by the beneficiary or transferee thereof, the Issuing Bank will promptly notify the Company. The Company shall reimburse the Issuing Bank prior to 11:00 a.m. (San Francisco time) on each date that any amount is paid by the Issuing Bank under any Letter of Credit (each such date, an "Honor Date"), in an amount equal
                                                ----------
to the amount so paid by the Issuing Bank. In the event the Company fails to reimburse the Issuing Bank for the full amount of any drawing under any Letter of Credit by 11:00 a.m. (San Francisco time) on the Honor Date, the Issuing Bank will promptly notify the Agent and the Agent will promptly notify each Bank thereof, and the Company shall be deemed to have requested that Base Rate Loans be made by the Banks to be disbursed on the Honor Date under such Letter of Credit, subject to the amount of the unutilized portion of the Revolving Commitment and subject to the conditions set forth in Section 5.02. Any notice given by the Issuing Bank or the Agent pursuant to this Section 3.03(b) may be oral if immediately confirmed in writing (including by facsimile); provided that
                                                                   --------
the lack of such an immediate confirmation shall not affect the conclusiveness or binding effect of such notice.

          (c) Each Bank shall upon any notice pursuant to Section 3.03(b) make available to the Agent for the account of the relevant Issuing Bank an amount in Dollars and in immediately available funds equal to its Pro Rata Share of the amount of the drawing, whereupon the participating Banks shall (subject to Section 3.03(d)) each be deemed to have made a Revolving Loan consisting of a Base Rate Loan to the Company in that amount. If any Bank so notified fails to make available to the Agent for the account of the Issuing Bank the amount of such Bank's Pro Rata Share of the amount of the drawing by no later than 12:00 noon (San Francisco time) on the Honor Date, then interest shall accrue on such Bank's obligation to make such payment, from the Honor Date to the date such Bank makes such payment, at a rate per annum equal to the Federal Funds Rate in effect from time to time during such period. The Agent will promptly give notice of the occurrence of the Honor Date, but failure of the Agent to give any such notice on the Honor Date or in sufficient time to enable any Bank to effect such payment on such date shall not relieve such Bank from its obligations under this Section 3.03.

          (d) With respect to any unreimbursed drawing that is not converted into Revolving Loans consisting of Base Rate Loans to the Company in whole or in part, because of the Company's failure to satisfy the conditions set forth in
Section 5.02 or for any other reason, the Company shall be deemed to have incurred from the Issuing Bank an L/C Borrowing in the amount of such drawing, which L/C Borrowing shall be due and payable on demand (together with interest) and shall bear interest at a rate per annum determined by adding 2% per annum to the Applicable Margin assuming such L/C Borrowing were a Base Rate Loan plus the Base Rate, and each Bank's payment to the Issuing Bank pursuant to Section 3.03(c) shall be deemed payment in respect of its participation in such L/C Borrowing and shall constitute an L/C Advance from such Bank in satisfaction of its participation obligation under this Section 3.03.

          (e) Each Bank's obligation in accordance with this Agreement to make the Revolving Loans or L/C Advances, as contemplated by Sections 3.03(c) and
(d), as a result of a drawing under a Letter of Credit, shall be absolute and unconditional and without recourse to the Issuing Bank and shall not be affected by any circumstance, including (i) any set-off, counterclaim, recoupment, defense or other right which such Bank may have against the Issuing Bank, the Company or any other Person for any reason whatsoever; (ii) the occurrence or continuance of a Default, an Event of Default or a Material Adverse Effect; or
(iii) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing; provided, however, that each Bank's obligation
                                 --------
to make Revolving Loans under Section 3.03(c) is subject to the conditions set forth in Section 5.02.

      3.04     Repayment of Participations.  (a) Upon (and only upon) receipt by
               ---------------------------
the Agent for the account of the Issuing Bank of immediately available funds from the Company (i) in reimbursement of any payment made by the Issuing Bank under the Letter of Credit with respect to which any Bank has paid the Agent for the account of the Issuing Bank for such Bank's participation in the Letter of Credit pursuant to Section 3.03 or (ii) in payment of interest thereon, the Agent will pay to each Bank, in the same funds as those received by the Agent for the account of the Issuing Bank, the amount of such Bank's Pro Rata Share of such funds, and the Issuing Bank shall receive the amount of the Pro Rata Share of such funds of any Bank that did not so pay the Agent for the account of the Issuing Bank.

          (b) If the Agent or the Issuing Bank is required at any time to return to the Company, or to a trustee, receiver, liquidator, custodian, or any official in any Insolvency Proceeding, any portion of the payments made by the Company to the Agent for the account of the Issuing Bank pursuant to Section 3.04(a) in reimbursement of a payment made under the Letter of Credit or interest or fee thereon, each Bank shall, on demand of the Agent, forthwith return to the Agent or the Issuing Bank the amount of its Pro Rata Share of any amounts so returned by the Agent or the Issuing Bank plus interest thereon from the date such demand is made to the date such amounts are returned by such Bank to the Agent or the Issuing Bank, at a rate per annum equal to the Federal Funds Rate in effect from time to time.

      3.05     Role of the Issuing Bank.  (a) Each Bank and the Company agree
               ------------------------
that, in paying any drawing under a Letter of Credit, the Issuing Bank shall not have any responsibility to obtain any document (other than any sight draft and any other documentation expressly required by the Letter of Credit) or to ascertain or inquire as to the validity or accuracy of any such document or the authority of the Person executing or delivering any such document.

          (b) No Agent-Related Person nor any of the respective correspondents, participants or assignees of the Issuing Bank shall be liable to any Bank for:
(i) any action taken or omitted in connection herewith at the request or with the approval of the Banks (including the Required Banks, as applicable); (ii) any action taken or omitted in the absence of gross negligence or willful misconduct; or (iii) the due execution, effectiveness, validity or enforceability of any L/C-Related Document.

          (c) The Company hereby assumes all risks of the acts or omissions of any beneficiary or transferee with respect to its use of any Letter of Credit; provided, however, that this assumption is not intended to, and shall not,
--------
preclude the Company's pursuing such rights and remedies as it may have against the beneficiary or transferee at law or under any other agreement. No Agent-Related Person, nor any of the respective correspondents, participants or assignees of the Issuing Bank, shall be liable or responsible for any of the matters described in clauses (i) through (vii) of Section 3.06; provided,
                                                                --------
however, anything in such clauses to the contrary notwithstanding, that the Company may have a claim against the Issuing Bank, and the Issuing Bank may be liable to the Company, to the extent, but only to the extent, of any direct, as opposed to consequential or exemplary, damages suffered by the Company which the Company proves were caused by the Issuing Bank's willful misconduct or gross negligence or the Issuing Bank's willful failure to pay under any Letter of Credit after the presentation to it by the beneficiary of a sight draft and certificate(s) strictly complying with the terms and conditions of a Letter of Credit. In furtherance and not in limitation of the foregoing: (i) the Issuing Bank may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary; and (ii) the Issuing Bank shall not be responsible for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign a Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason.

      3.06     Obligations Absolute.  The obligations of the Company under this
               --------------------
Agreement and any L/C-Related Document to reimburse the Issuing Bank for a drawing under a Letter of Credit, and to repay any L/C Borrowing and any drawing under a Letter of Credit converted into Revolving Loans, shall be unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement and each such other L/C-Related Document under all circumstances, including the following:

               (i) any lack of validity or enforceability of this Agreement or any L/C-Related Document;

               (ii) any change in the time, manner or place of payment of, or in any other term of, all or any of the obligations of the Company in respect of any Letter of Credit or any other amendment or waiver of or any consent to departure from all or any of the L/C-Related Documents;

               (iii) the existence of any claim, set-off, defense or other right that the Company may have at any time against any beneficiary or any transferee of any Letter of Credit (or any Person for whom any such beneficiary or any such transferee may be acting), the Issuing Bank or any other Person, whether in connection with this Agreement, the transactions contemplated hereby or by the L/C-Related Documents or any unrelated transaction;

               (iv) any draft, demand, certificate or other document presented under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; or any loss or delay in the transmission or otherwise of any document required in order to make a drawing under any Letter of Credit;

               (v) any payment by the Issuing Bank under any Letter of Credit against presentation of a draft or certificate that does not strictly comply with the terms of any Letter of Credit; or any payment made by the Issuing Bank under any Letter of Credit to any Person purporting to be a trustee in bankruptcy, debtor-in-possession, assignee for the benefit of creditors, liquidator, receiver or other representative of or successor to any beneficiary or any transferee of any Letter of Credit, including any arising in connection with any Insolvency Proceeding;

               (vi) any exchange, release or non-perfection of any collateral, or any release or amendment or waiver of or consent to departure from any other guarantee, for all or any of the obligations of the Company in respect of any Letter of Credit; or

               (vii) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing, including any other circumstance that might otherwise constitute a defense available to, or a discharge of, the Company or a guarantor.

      3.07     Cash Collateral Pledge.  Upon (i) the request of the Agent, (A)
               ----------------------
if the Issuing Bank has honored any full or partial drawing request on any Letter of Credit and such drawing has resulted in an L/C Borrowing hereunder, or
(B) if, as of the Revolving Termination Date, any Letters of Credit may for any reason remain outstanding and partially or wholly undrawn, or (ii) the occurrence of the circumstances described in Section 2.07(a) requiring the Company to Cash Collateralize Letters of Credit, then, the Company shall immediately Cash Collateralize the L/C Obligations in an amount equal to L/C Obligations.

      3.08     Letter of Credit Fees.  The Company agrees to pay to the Agent,
               ---------------------
for the account of the Banks in accordance with each Bank's Commitment, fees (the "Letter of Credit Fees") with respect to the Letters of Credit for the
      ---------------------
period from and including the date of issuance of each thereof to and including the expiration date thereof, at a rate per annum equal to (i) with respect to standby Letters of Credit, the Applicable Margin for Offshore Rate Loans in effect as of the date of any determination thereof on the average daily maximum amount available under any contingency to be drawn under such standby Letters of Credit and (ii) with respect to commercial Letters of Credit, 0.125% on the average daily maximum amount available under any contingency to be drawn under such commercial Letters of Credit. The Letter of Credit Fees shall be (i) calculated on the basis of a 360-day year for the actual number of days elapsed and (ii) payable on the Issuance Date and on the date of each drawing under a commercial Letter of Credit, in the case of commercial Letters of Credit, and payable quarterly in arrears on the last Business Day of each March, June, September and December of each year and on the date that the Commitments shall expire (or such later date upon which the outstanding letters of credit shall expire), in the case of standby Letters of Credit. In addition to the Letter of Credit Fees, the Company agrees to pay to the Issuing Bank, for its own account, its standard fees and charges customarily charged to customers similar to the Company with respect to any Letter of Credit.

          (b) The Company shall pay to the Issuing Bank a letter of credit fronting fee for each Letter of Credit Issued by the Issuing Bank equal to 0.15% of the face amount (or increased face amount, as the case may be) of such Letter of Credit. Such Letter of Credit fronting fee shall be due and payable on each date of Issuance of a Letter of Credit.

          (c) The Company shall pay to the Issuing Bank from time to time on demand the normal issuance, presentation, amendment and other processing fees, and other standard costs and charges, of the Issuing Bank relating to letters of credit as from time to time in effect.

      3.09     Uniform Customs and Practice.  The Uniform Customs and Practice
               ----------------------------
for Documentary Credits as published by the International Chamber of Commerce most recently at the time of issuance of any Letter of Credit shall (unless otherwise expressly provided in the Letters of Credit) apply to the Letters of Credit.

                                   ARTICLE IV

                     TAXES, YIELD PROTECTION AND ILLEGALITY
                     --------------------------------------

      4.01     Taxes.  (a)  Any and all payments by the Company to each Bank or
               -----
the Agent under this Agreement and any other Loan Document shall be made free and clear of, and without deduction or withholding for, any Taxes. In addition, the Company shall pay all Other Taxes.

          (b) If the Company shall be required by law to deduct or withhold any Taxes, Other Taxes or Further Taxes from or in respect of any sum payable hereunder to any Bank or the Agent, then:

               (i) the sum payable shall be increased as necessary so that, after making all required deductions and withholdings (including deductions and withholdings applicable to additional sums payable under this Section), such Bank or the Agent, as the case may be, receives and retains an amount equal to the sum it would have received and retained had no such deductions or withholdings been made;

               (ii)  the Company shall make such deductions and withholdings;

               (iii) the Company shall pay the full amount deducted or withheld to the relevant taxing authority or other authority in accordance with applicable law; and

               (iv) the Company shall also pay to each Bank or the Agent for the account of such Bank, at the time interest is paid, Further Taxes in the amount that the respective Bank specifies as necessary to preserve the after-tax yield the Bank would have received if such Taxes, Other Taxes or Further Taxes had not been imposed.

          (c) The Company agrees to indemnify and hold harmless each Bank and the Agent for the full amount of i) Taxes, ii) Other Taxes, and iii) Further Taxes in the amount that the respective Bank specifies as necessary to preserve the after-tax yield the Bank would have received if such Taxes, Other Taxes or Further Taxes had not been imposed, and any liability (including penalties, interest, additions to tax and expenses) arising therefrom or with respect thereto, whether or not such Taxes, Other Taxes or Further Taxes were correctly or legally asserted. Payment under this indemnification shall be made within thirty (30) days after the date the Bank or the Agent makes written demand therefor.

          (d) Within thirty (30) days after the date of any payment by the Company of Taxes, Other Taxes or Further Taxes, the Company shall furnish to each Bank or the Agent the original or a certified copy of a receipt evidencing payment thereof, or other evidence of payment satisfactory to such Bank or the Agent.

          (e) If the Company is required to pay any amount to any Bank or the Agent pursuant to Section (b) or (c) of this Section 4.01, then such Bank shall use reasonable efforts (consistent with legal and regulatory restrictions) to change the jurisdiction of its Lending Office so as to eliminate any such additional payment by the Company which may thereafter accrue, if such change in the sole judgment of such Bank is not otherwise disadvantageous to such Bank.

          (f) Notwithstanding anything herein to the contrary in Section 10.10 and in furtherance of such Section, each Bank organized under the laws of a jurisdiction outside the United States, before it signs and delivers this Agreement in the case of each Bank listed on the signature pages hereof and before it becomes a Bank in the case of each other Bank, and from time to time thereafter (unless such Bank can no longer do so due to a change in treaty, law or regulation), before the date that any such form expires or becomes obsolete or invalid, shall provide each of the Company and the Agent with IRS from 1001 or 4224 in duplicate, as appropriate, or any successor form prescribed by the IRS, certifying that such Bank is entitled to benefits under an income tax treaty to which the United States is a party which exempts the Bank from United States withholding tax on payments of interest for the account of such Bank or certifying that the income receivable pursuant to this Agreement is effectively connected with the conduct of such Bank's trade or business in the United States and exempt from United States withholding tax. Each such Bank that so delivers a form 1001 or 4224 (or applicable successor forms) agrees to deliver to the Company undated or modified forms, or other manner of certification acceptable to the Company, at any time that any such form is required to be resubmitted or modified, as a result of any action taken by Bank, as a condition to obtaining an exemption from withholding tax. In addition, each Bank that so delivers a form 1001 shall thereby be deemed to have made a representation to the effect that the fees to be received by such Bank pursuant to this Agreement will not be received in connection with the active conduct of a trade or business in the United States by such Bank.

          (g) For any period with respect to which a Bank has failed to provide the Company and the Agent with the appropriate form referred to in Section 4.01(f) (whether or not such Bank is lawfully able to do so, unless such failure is due to a change in treaty, law or regulation occurring after the date on which such form originally was required to be provided), such Bank shall not be entitled to any additional payment under Section 4.01(b) or any indemnification under Section 4.01(c); provided, that if such Bank shall have satisfied such
                       --------
requirements on the Closing Date (in the case of each Bank listed on the signature pages hereof) or on the effective date of the Assignment and Acceptance Agreement or other document pursuant to which it became a Bank (in the case of each other Bank), nothing in this subsection shall relieve the Company of its obligation to pay any additional amounts pursuant to Section 4.01(b) or Section 4.01(c) in the event that, as a result of any change in applicable law or treaty, such Bank is no longer properly entitled to deliver certificates, documents or other evidence at a subsequent date establishing the fact that such Bank is entitled to such exemption or reduced rate.

      4.02     Illegality.  (a) If any Bank determines that the introduction of
               ----------
any Requirement of Law, or any change in any Requirement of Law, or in the interpretation or administration of any Requirement of Law, has made it unlawful, or that any central bank or other Governmental Authority has asserted that it is unlawful, for any Bank or its applicable Lending Office to make Offshore Rate Loans, then, on notice thereof by the Bank to the Company through the Agent, any obligation of that Bank to make Offshore Rate Loans shall be suspended until the Bank notifies the Agent and the Company that the circumstances giving rise to such determination no longer exist.

          (b) If a Bank determines that it is unlawful to maintain any Offshore Rate Loan, the Company shall, upon its receipt of notice of such fact and demand from such Bank (with a copy to the Agent), prepay in full such Offshore Rate Loans of that Bank then outstanding, together with interest accrued thereon and amounts required under Section 4.04, either on the last day of the Interest Period thereof, if the Bank may lawfully continue to maintain such Offshore Rate Loans to such day, or immediately, if the Bank may not lawfully continue to maintain such Offshore Rate Loan. If the Company is required to so prepay any Offshore Rate Loan, then concurrently with such prepayment, the Company shall borrow from the affected Bank, in the amount of such repayment, a Base Rate Loan.

          (c) If the obligation of any Bank to make or maintain Offshore Rate Loans has been so terminated or suspended, the Company may elect, by giving notice to the Bank through the Agent that all Loans which would otherwise be made by the Bank as Offshore Rate Loans shall be instead Base Rate Loans.

          (d) Before giving any notice to the Agent under this Section, the affected Bank shall designate a different Lending Office with respect to its Offshore Rate Loans if such designation will avoid the need for giving such notice or making such demand and will not, in the judgment of the Bank, be illegal or otherwise disadvantageous to the Bank.

      4.03     Increased Costs and Reduction of Return.  (a) If any Bank
               ---------------------------------------
determines that, due to either (i) the introduction of or any change in or in the interpretation of any law or regulation or (ii) the compliance by that Bank with any guideline or request from any central bank or other Governmental Authority (whether or not having the force of law), there shall be any increase in the cost to such Bank of agreeing to make or making, funding or maintaining any Offshore Rate Loans or participating in Letters of Credit, or, in the case of the Issuing Bank, any increase in the cost to the Issuing Bank of agreeing to issue, issuing or maintaining any Letter of Credit or of agreeing to make or making, funding or maintaining any unpaid drawing under any Letter of Credit, then the Company shall be liable for, and shall from time to time, upon demand (with a copy of such demand to be sent to the Agent), pay to the Agent for the account of such Bank, additional amounts as are sufficient to compensate such Bank for such increased costs.

          (b) If any Bank shall have determined that (i) the introduction of any Capital Adequacy Regulation, (ii) any change in any Capital Adequacy Regulation,
(iii) any change in the interpretation or administration of any Capital Adequacy Regulation by any central bank or other Governmental Authority charged with the interpretation or administration thereof, or (iv) compliance by the Bank (or its Lending Office) or any corporation controlling the Bank with any Capital Adequacy Regulation, affects or would affect the amount of capital required or expected to be maintained by the Bank or any corporation controlling the Bank and (taking into consideration such Bank's or such corporation's policies with respect to capital adequacy and such Bank's desired return on capital) determines that the amount of such capital is increased as a consequence of its Commitments, loans, credits or obligations under this Agreement, then, upon demand of such Bank to the Company through the Agent, the Company shall pay to the Bank, from time to time as specified by the Bank, additional amounts sufficient to compensate the Bank for such increase.

      4.04     Funding Losses.  The Company shall reimburse each Bank and hold
               --------------
each Bank harmless from any loss or expense which the Bank may sustain or incur as a consequence of:

          (a) the failure of the Company to make on a timely basis any payment of principal of any Offshore Rate Loan;

          (b) the failure of the Company to borrow, continue or convert a Loan after the Company has given (or is deemed to have given) a Notice of Borrowing or a Notice of Conversion/Continuation;

          (c) the failure of the Company to make any prepayment in accordance with any notice delivered under Section 2.06;

          (d) the prepayment (including pursuant to Section 2.07) or other payment (including after acceleration thereof) of an Offshore Rate Loan on a day that is not the last day of the relevant Interest Period; or

          (e) the automatic conversion under Section 2.04 of any Offshore Rate Loan to a Base Rate Loan on a day that is not the last day of the relevant Interest Period;

including any such loss or expense arising from the liquidation or reemployment of funds obtained by it to maintain its Offshore Rate Loans or from fees payable to terminate the deposits from which such funds were obtained. For purposes of calculating amounts payable by the Company to the Banks under this Section and under Section 4.03(a), each Offshore Rate Loan made by a Bank (and each related reserve, special deposit or similar requirement) shall be conclusively deemed to have been funded at the LIBOR used in determining the Offshore Rate for such Offshore Rate Loan by a matching deposit or other borrowing in the interbank eurodollar market for a comparable amount and for a comparable period, whether or not such Offshore Rate Loan is in fact so funded.

      4.05     Inability to Determine Rates.  If the Agent determines that for
               ----------------------------
any reason adequate and reasonable means do not exist for determining the Offshore Rate for any requested Interest Period with respect to a proposed Offshore Rate Loan, or that the Offshore Rate applicable pursuant to Section 2.09(a) for any requested Interest Period with respect to a proposed Offshore Rate Loan does not adequately and fairly reflect the cost to the Banks of funding such Loan, the Agent will promptly so notify the Company and each Bank. Thereafter, the obligation of the Banks to make or maintain Offshore Rate Loans hereunder shall be suspended until the Agent, upon the instruction of the Required Banks, revokes such notice in writing. Upon receipt of such notice, the Company may revoke any Notice of Borrowing or Notice of Conversion/Continuation then submitted by it. If the Company does not revoke such Notice, the Banks shall make, convert or continue the Loans, as proposed by the Company, in the amount specified in the applicable notice submitted by the Company, but such Loans shall be made, converted or continued as Base Rate Loans instead of Offshore Rate Loans.

      4.06     Reserves on Offshore Rate Loans.  The Company shall pay to each
               -------------------------------
Bank, as long as such Bank shall be required under regulations of the FRB to maintain reserves with respect to liabilities or assets consisting of or including Eurocurrency funds or deposits (currently known as "Eurocurrency liabilities"), additional costs on the unpaid principal amount of each Offshore Rate Loan equal to the actual costs of such reserves allocated to such Loan by the Bank (as determined by the Bank in good faith, which determination shall be conclusive), payable on each date on which interest is payable on such Loan, provided the Company shall have received at least 15 days' prior written notice (with a copy to the Agent) of such additional interest from the Bank. If a Bank fails to give notice 15 days prior to the relevant Interest Payment Date, such additional interest shall be payable 15 days from receipt of such notice.

      4.07     Certificates of Banks.  Any Bank claiming reimbursement or
               ---------------------
compensation under this Article IV shall deliver to the Company (with a copy to the Agent) a certificate setting forth in reasonable detail the computations in determining the amount payable to the Bank hereunder and such certificate shall be conclusive and binding on the Company in the absence of manifest error.

      4.08     Substitution of Banks.  Upon the receipt by the Company from any
               ---------------------
Bank (an "Affected Bank") of a claim for compensation under Sections 4.01 and
          -------------
4.03, the Company may: (i) request the Affected Bank to use commercially reasonable efforts to obtain a replacement bank or financial institution satisfactory to the Company to acquire and assume all or a ratable part of all of such Affected Bank's Loans and Commitment (a "Replacement Bank"); (ii)
                                                 ----------------
request one more of the other Banks to acquire and assume all or part of such Affected Bank's Loans and Commitment; or (iii) designate a Replacement Bank. Any such designation of a Replacement Bank under clause (i) or (iii) shall be subject to the prior written consent of the Agent (which consent shall not be unreasonably withheld).

      4.09     Survival.  The agreements and obligations of the Company in this
               --------
Article IV shall survive the payment of all other Obligations.

                                   ARTICLE V

                              CONDITIONS PRECEDENT
                              --------------------

      5.01     Conditions of Initial Credit Extensions.  The obligations of each
               ---------------------------------------
Bank to make its initial Credit Extension hereunder and the effectiveness of this Agreement are subject to the condition that the Agent shall have received on or before the Closing Date all of the following, in form and substance satisfactory to the Agent and each Bank, and in sufficient copies for each Bank:

           (a) Credit Agreement; Loan Documents and Notes.
               ------------------------------------------

               (i) This Agreement, the Guaranty, the Pledge Agreements and the Notes executed by each party thereto;

               (ii) Evidence that each of the Pledge Agreements has been duly authorized by all necessary corporate action and has been duly executed and delivered by the parties thereto. Evidence that all of the Pledged Shares have been delivered to the Agent, accompanied by stock powers duly executed in blank by the Person executing such Pledge Agreement pursuant to each respective Pledge Agreement.

               (iii) Evidence that the Guaranty has been duly authorized by necessary corporate action. Evidence that each Guarantor has duly executed and delivered the Guaranty.

           (b) Resolutions; Incumbency.
               -----------------------

               (i) Copies of the resolutions of the Board of the Company and each Material Subsidiary that may become party to a Loan Document authorizing the transactions contemplated hereby, certified as of the Closing Date by the Secretary or an Assistant Secretary of such Person; and

               (ii) A certificate of the Secretary or Assistant Secretary of the Company, and each Material Subsidiary that may become party to a Loan Document certifying the names and true signatures of the officers of the Company or such Subsidiary authorized to execute, deliver and perform, as applicable, this Agreement, and all other Loan Documents to be delivered by it hereunder;

           (c) Organization Documents; Good Standing. Each of the following
               -------------------------------------
documents:

               (i) the articles or certificate of incorporation and the bylaws of the Company and each Material Subsidiary party to any Loan Document as in effect on the Closing Date, certified by the Secretary or Assistant Secretary of the Company or such Material Subsidiary as of the Closing Date; and

               (ii) a good standing and tax good standing certificate for the Company and each Material Subsidiary party to any Loan Document from the Secretary of State (or similar, applicable Governmental Authority) of its state of incorporation and each state where the Company or such Material Subsidiary is qualified to do business as a foreign corporation as of a recent date; provided, that the Company shall deliver tax good standing certificates for the Company and each Material Subsidiary party to any Loan Document only from the Secretary of State of each of Arizona, California, Delaware, Georgia, Illinois, New York, Texas and Washington, respectively;

           (d) Legal Opinions.
               --------------

               (i) (A) an opinion of Pillsbury Madison & Sutro LLP, counsel to the Company and addressed to the Agent and the Banks, substantially in the form of Exhibit D-1; and (B) an opinion of Walter V. Stafford, Esq.,
             -----------
     general counsel to the Company and addressed to the Agent and the Banks, substantially in the form of Exhibit D-2; and
                                  -----------

               (ii) a favorable opinion of Paul, Hastings, Janofsky & Walker LLP, special counsel to the Agent and addressed to the Agent and the Banks, substantially in the form of Exhibit E;
                                  ---------

          (e) Payment of Fees.  Evidence of payment by the Company of all fees,
              ---------------
costs and expenses hereunder or under the Fee Letter to the extent then due and payable on the Closing Date, including any such costs, fees and expenses arising under or referenced in Sections 2.10 and 11.04;

          (f) Certificate.  A certificate signed by a Responsible Officer,
              -----------
dated as of the Closing Date, stating that:

               (i) the representations and warranties contained in Article VI are true and correct on and as of such date, as though made on and as of such date;

               (ii) no Default or Event of Default exists or would result from the Credit Extension;

               (iii) any necessary consents, waivers, approvals, authorizations, registrations, filings and notifications of the character referred to in Section 6.03 have been obtained or made and are in full force and effect; and

               (iv) except as otherwise disclosed in the Projections, there has occurred since December 31, 1997, no event or circumstance that has resulted or could reasonably be expected to result in a Material Adverse Effect;

          (g) Consolidated Balance Sheets.  Copies of audited consolidated
              ---------------------------
financial statements as of December 31, 1997 for each of the Company and its Subsidiaries together with the most recent financial Projections, which financial statements and Projections shall not differ in any material adverse respect from those delivered to the Agent and each of the Banks pursuant to the Confidential Information Memorandum dated April 1998.

          (j) Replacement of Existing Bank Agreement.  Evidence that the
              --------------------------------------
Existing Credit Agreement has been, or has been deemed to be, superseded in its entirety by this Agreement.

          (k) Subordinated Note Documents.  Evidence that the offering of the
              ---------------------------
Subordinated Notes (in an amount not less than $175,000,000 in the aggregate) shall have been consummated contemporaneously with the transactions contemplated hereby, and the Subordinated Note Documents have been reduced to writing and furnished to the Agent and Banks, and such agreements, instruments and arrangements shall be in form and substance satisfactory to the Agent and Banks. The Agent and Banks shall have received a certificate signed by a Responsible Officer attaching copies of the fully executed Subordinated Note Documents and each other agreements and instruments related thereto, including without limitation, any subordination agreements, certifying that each such document is a true, correct and complete copy thereof, that such documents are the only agreements between the parties to such documents, that each such document is in full force and effect, without any term or condition thereof having been amended, modified or waived or any exercise of rights with respect thereto forborne without the Agent's and the Banks' prior written consent and that there is no default thereunder.

           (l) Other Documents.  Such other approvals, opinions, documents or
               ---------------
materials as the Agent or any Bank may request.

      5.02     Conditions to All Credit Extensions.  The obligation of each Bank
               -----------------------------------
to make any Revolving Loan to be made by it (including its initial Revolving
Loan) or to continue or convert any Revolving Loan under Section 2.04 and the obligation of the Issuing Bank to Issue any Letter of Credit (including the initial Letter of Credit) is subject to the satisfaction of the following conditions precedent on the relevant Borrowing Date, Conversion/Continuation Date or Issuance Date:

          (a) Notice, Application.  The Agent shall have received (with, in the
              -------------------
case of the initial Revolving Loan only, a copy for each Bank) a Notice of Borrowing or a Notice of Conversion/Continuation, as applicable or in the case of any Issuance of any Letter of Credit, the Issuing Bank and the Agent shall have received an L/C Application or L/C Amendment Application, as required under
Section 3.02;

          (b) Continuation of Representations and Warranties.  The
              ----------------------------------------------
representations and warranties in Article VI shall be true and correct on and as of such Borrowing Date or Conversion/Continuation Date or Issuance Date with the same effect as if made on and as of such Borrowing Date or Conversion/Continuation Date or Issuance Date (except to the extent such representations and warranties expressly refer to an earlier date, in which case they shall be true and correct as of such earlier date); and

          (c) No Existing Default.  No Default or Event of Default shall exist
              -------------------
or shall result from such Borrowing or continuation or conversion or Issuance.

Each Notice of Borrowing, Notice of Conversion/Continuation and L/C Application or L/C Amendment Application submitted by the Company hereunder shall constitute a representation and warranty by the Company hereunder, as of the date of each such notice and as of each Borrowing Date, Conversion/Continuation Date, or Issuance Date, as applicable, that the conditions in this Section 5.02 are satisfied.


                                   ARTICLE VI

                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------

     The Company represents and warrants to the Agent and each Bank, at and as of the date of execution of this Agreement, after giving effect to the transactions contemplated hereby, that:

      6.01     Corporate Existence and Power.  The Company and each of its
               -----------------------------
Material Subsidiaries:

          (a) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation;

          (b) has the power and authority and all governmental licenses, authorizations, consents and approvals to own its assets, carry on its business and to execute, deliver, and perform its obligations under the Loan Documents, to which it is a party, except to the extent that the failure to have such licenses, authorizations, consents and approvals would not reasonably be expected to have a Material Adverse Effect;

          (c) is duly qualified as a foreign corporation and is licensed and in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification or license, except to the extent where the failure to be so qualified or licensed would not reasonably be expected to have a Material Adverse Effect; and

          (d) is in compliance with all Requirements of Law, except to the extent that the failure to be in compliance with any particular Requirement of Law would not reasonably be expected to have a Material Adverse Effect.

      6.02     Corporate Authorization; No Contravention.  The execution,
               -----------------------------------------
delivery and performance by the Company and its Material Subsidiaries of this Agreement and each other Loan Document to which such Person is party, have been duly authorized by all necessary corporate action, and do not and will not:

          (a) contravene the terms of any of that Person's Organization
Documents;

          (b) conflict with or result in any breach or contravention of, or the creation of any Lien under, any document evidencing any Contractual Obligation to which such Person is a party or any order, injunction, writ or decree of any Governmental Authority to which such Person or its property is subject; or

          (c)  violate any Requirement of Law.

      6.03     Governmental Authorization.  No approval, consent, exemption,
               --------------------------
authorization, or other action by, or notice to, or filing with, any Governmental Authority is necessary or required in connection with the execution, delivery or performance by, or enforcement against, the Company or any of its Material Subsidiaries of this Agreement or any other Loan Document, to which such Person is a party.

      6.04     Binding Effect.  This Agreement and each other Loan Document to
               --------------
which the Company or any of its Material Subsidiaries is a party constitute the legal, valid and binding obligations of the Company and any of its Material Subsidiaries to the extent it is a party thereto, enforceable against such Person in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability.

      6.05     Litigation.  There are no actions, suits, proceedings at law or
               ----------
in equity, claims, investigations or disputes pending, or to the best knowledge of the Company, threatened or contemplated, at law, in equity, in arbitration or before any Governmental Authority, against the Company or its Subsidiaries or any of their respective properties:

          (a) which purport to affect or pertain to this Agreement or any other Loan Document, or any of the transactions contemplated hereby or thereby, or

          (b) as to which there exists a substantial likelihood of an adverse determination, which determination would reasonably be expected to have a Material Adverse Effect. No injunction, writ, temporary restraining order or any order of any nature has been issued by any court or other Governmental Authority purporting to enjoin or restrain the execution, delivery or performance of this Agreement or any other Loan Document, or directing that the transactions provided for herein or therein, not be consummated as herein or therein provided.

      6.06     No Default.  No Default or Event of Default exists or would
               ----------
result from the incurring of any Obligations by the Company. As of the Closing Date, neither the Company nor any Material Subsidiary is in default under or with respect to any Contractual Obligation in any respect which, individually or together with all such defaults, could reasonably be expected to have a Material Adverse Effect, or that would, if such default had occurred after the Closing Date, create an Event of Default under Section 9.01(e).

      6.07     ERISA Compliance.  Schedule 6.07 hereto sets forth a list of all
               ----------------   -------------
Plans. Except as set forth in Schedule 6.07,
                              -------------

          (i) no Plan, and neither the Company nor any ERISA Affiliate or Subsidiary of the Company is in violation in any material respect with any applicable provisions of ERISA and the Code, including, without limitation, the reporting and disclosure requirements of Part 1, and the fiduciary responsibility requirements of Part 4, of Subtitle B of Title I of ERISA,

          (ii) no Plan which is intended to qualify under Sections 401 or 403 of the Code fails to meet applicable qualification requirements of the Code,

          (iii) no Prohibited Transaction has occurred which could result in any material liability to the Company, an ERISA Affiliate, or a Subsidiary of the Company,

          (iv) there are no pending or, to the best knowledge of the Company, threatened claims or actions (other than routine claims for benefits in the normal and ordinary course) asserted against any Plan, the Company, an ERISA Affiliate, a Subsidiary of the Company, or any Person for which the Company may be directly or indirectly liable through indemnification arrangements or otherwise,

          (v) no material Accumulated Funding Deficiency has been incurred or is reasonably expected to be incurred, no waiver of any material Accumulated Funding Deficiency or permitted increase or decrease in the funding standard account under Section 412 of the Code has been obtained or is reasonably expected to be requested, and no event described in Sections 302(f) (imposing a Lien for failure to make required contributions) or 307(a) (requiring the provision of security on adoption of certain amendments resulting in underfunding) of ERISA has occurred or is reasonably expected to occur,

          (vi) no material Unfunded Current Liability or Withdrawal Liability exists,

          (vii) no Termination Event has occurred or is reasonably expected to occur which might result in any material liability for the Company or any ERISA Affiliate,

          (viii) no proceeding has been instituted or is reasonably expected to be instituted under Section 515 of ERISA to collect delinquent contributions to a Plan,

          (ix) neither the Company nor any ERISA Affiliate or Subsidiary of the Company has failed to pay all premiums or make all contributions, if any, required of it with respect to any Plan which is a "welfare plan" under
     Section 3(1) of ERISA,

          (x) no Plan provides medical or other welfare benefits or extends coverage relating to such benefits beyond the date of a Plan participant's termination of employment, except to the extent required by Section 4980B of the Code and at the sole expense of such participant or the participant's beneficiary to the fullest extent permitted under such Code Section, and

          (xi) no event has occurred which could subject any Plan, the Company, an ERISA Affiliate, or a Subsidiary of the Company to any material liability under any statute, regulation, or governmental order relating to any Plan or pursuant to any obligation of the Company or any ERISA Affiliate or Subsidiary of the Company to indemnify any Person against liability incurred under any such statute, regulation, or order.

      6.08     Use of Proceeds; Margin Regulations.  The proceeds of the Loans
               -----------------------------------
are to be used solely for the purposes set forth in and permitted by Section
7.12 and Section 8.07. Neither the Company nor any Subsidiary is generally engaged in the business of purchasing or selling Margin Stock or extending credit for the purpose of purchasing or carrying Margin Stock.

      6.09     Title to Properties.  The Company and each Material Subsidiary
               -------------------
have good record and marketable title in fee simple to, or valid leasehold interests in, all real property and good title to, or a valid leasehold interest in, all its personal property, necessary or used in the ordinary conduct of their respective businesses, except for such defects in title as could not reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect. As of the Closing Date, the property of the Company and its Material Subsidiaries is subject to no Liens, other than Permitted Liens.
Except as contemplated hereby, neither the Company nor any of its Material Subsidiaries has signed any agreement or instrument authorizing any secured party thereunder to file any such financing statement, deed, agreement or other instrument.

      6.10     Taxes.  The Company and its Material Subsidiaries have filed all
               -----
Federal and other material tax returns and reports required to be filed, and have paid all Federal and other material taxes, assessments, fees and other governmental charges levied or imposed upon them or their properties, income or assets otherwise due and payable, except those which are being contested in good faith by appropriate proceedings and for which adequate reserves have been provided in accordance with GAAP. There is no proposed tax assessment against the Company or any Material Subsidiary that would, if made, have a Material Adverse Effect.

      6.11     Financial Condition.  (a) The audited consolidated financial
               -------------------
statements of the Company and its Material Subsidiaries dated December 31, 1997, together with any notes thereto, and the related consolidated statements of income or operations, shareholders' equity and cash flows for the fiscal year ended on that date:

               (i) were prepared in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein;

               (ii) fairly present the financial condition of the Company and its Material Subsidiaries as of the date thereof and results of operations for the period covered thereby; and

               (iii) except as specifically disclosed in Schedule 6.11, show all material indebtedness and other liabilities, direct or contingent, of the Company and its consolidated Material Subsidiaries as of the date thereof, including liabilities for taxes, material commitments and Contingent Obligations.

          (b) The forward-looking financial information delivered to the Agent (the "Projections") has been prepared on the basis of reasonable assumptions
      -----------
made in good faith by the Company, and as of the date on which such assumptions were made, no relevant facts known to the Company existed that were not taken into account that were, individually or in the aggregate, reasonably likely to have a material effect on the reasonableness of such assumptions as they relate to the Company or any of its Material Subsidiaries, and no events have occurred subsequent thereto that are, individually or in the aggregate, reasonably likely to have a material effect on the reasonableness of such assumptions as they relate to the Company. There are no facts known to the Company that are inconsistent in any material respect with the Projections taken as a whole or such assumptions.

          (c) Since December 31, 1997 there has been no Material Adverse Effect.

      6.12     Environmental Matters.  The Company conducts in the ordinary
               ---------------------
course of business a review of the effect of existing Environmental Laws and existing Environmental Claims on its business, operations and properties, and as a result thereof the Company has reasonably concluded that, except as specifically disclosed in Schedule 6.12, such Environmental Laws and Environmental Claims could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

      6.13     Regulated Entities.  None of the Company, any Person controlling
               ------------------
the Company, or any Subsidiary, is an "Investment Company" within the meaning of the Investment Company Act of 1940. The Company is not subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, the Interstate Commerce Act, any state public utilities code, or any other Federal or state statute or regulation limiting its ability to incur Indebtedness.

      6.14     No Burdensome Restrictions.  Neither the Company nor any Material
               --------------------------
Subsidiary is a party to or bound by any Contractual Obligation, or subject to any restriction in any Organization Document, or any Requirement of Law, which could reasonably be expected to have a Material Adverse Effect.

      6.15     Copyrights, Patents, Trademarks and Licenses, etc. The Company
               -------------------------------------------------
and its Material Subsidiaries own or are licensed or otherwise have the right to use all of the patents, trademarks, service marks, trade names, copyrights, contractual franchises, authorizations and other rights that are reasonably necessary for the operation of their respective businesses, without conflict with the rights of any other Person. To the best knowledge of the Company, no slogan or other advertising device, product, process, method, substance, part or other material now employed, or now contemplated to be employed, by the Company or any Material Subsidiary infringes upon any rights held by any other Person. No claim or litigation regarding any of the foregoing is pending or threatened, and no patent, invention, device, application, principle or any statute, law, rule, regulation, standard or code is pending or, to the knowledge of the Company, proposed, which, in either case, could reasonably be expected to have a Material Adverse Effect.

      6.16     Capital Stock; Subsidiaries.  (a) The authorized Capital Stock of
               ---------------------------
the Company is disclosed on Schedule 6.16(a) hereto. All such outstanding shares have been duly authorized, validly issued and are fully paid, nonassessable and free of preemptive rights. There are no subscriptions, options, warrants or calls relating to the issuance by the Company of any shares of its common stock ("Common Stock"), including any right of conversion or
                      ------------
exchange under any outstanding security or other instrument, except for options granted to employees of the Company under employee stock option plans and except as otherwise disclosed on Schedule 6.16(a) hereto. The Company is not subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any shares of its Capital Stock or any security convertible into or exchangeable for any of its Common Stock except as set forth in Schedule 6.16(b) hereto.

          (b) The Company has no Material Subsidiaries other than as set forth in Item I of Schedule 6.16(b) hereto. Item I of Schedule 6.16(b) correctly sets forth as to each Material Subsidiary its name, the jurisdiction of its formation, if a partnership, or incorporation, if a corporation, its parent corporation and the value of the investment in it as carried on the books of the Company or such parent corporation. All of the outstanding shares of the Capital Stock of each class of each corporate Material Subsidiary have been validly issued and are fully paid and nonassessable and, except as otherwise indicated in Item I of Schedule 6.16(b) are owned, beneficially and of record, by the Company or such parent corporation, free and clear of any Liens other than the Existing Bank Liens.

      6.17     Insurance.  Except as specifically disclosed in Schedule 6.17,
               ---------
the properties of the Company and its Subsidiaries are insured with financially sound and reputable insurance companies not Affiliates of the Company, in such amounts, with such deductibles and covering such risks as are customarily carried by companies engaged in similar businesses and owning similar properties in localities where the Company or such Subsidiary operates.

      6.18     Labor Relations.  None of the Company or its Material
               ---------------
Subsidiaries is engaged in any unfair labor practice which could reasonably be expected to have a Material Adverse Effect. There is (a) no unfair labor practice complaint pending or, to the best knowledge of the Company, threatened against the Company or any of its Material Subsidiaries before the National Labor Relations Board or any court or labor board, and no grievance or arbitration proceedings arising out of or under collective bargaining agreements is so pending or, to the best knowledge of the Company, threatened; (b) no strike, lock-out, labor dispute, slowdown or work stoppage pending or, to the best knowledge of the Company, threatened against the Company or any of its Material Subsidiaries; and (c) no union representation or certification question existing or pending with respect to the employees of the Company or any of its Material Subsidiaries and, to the best knowledge of the Company, no union organization activity taking place, which unfair labor practice complaint, grievance or arbitration proceedings, strike, lock-out, labor dispute, slowdown or work stoppage or union representation or certification question could reasonably be expected to have a Material Adverse Effect. True and correct copies of each collective bargaining agreement, to which the Company or any of its Material Subsidiaries is a party, have been provided to the Agent.

      6.19     Representations and Warranties in Related Documents.  On the
               ---------------------------------------------------
Closing Date, the representations of the Company and of its Material Subsidiaries contained in the Guaranty, each of the Pledge Agreements and in any document, certificate or instrument delivered pursuant to this Agreement will be true and correct in all material respects and each of the Agent and the Banks may rely on such representations and warranties, if not made directly to each of the Agent and the Banks, as if such representations and warranties were made directly to each of the Agent and the Banks.

      6.20     Solvency.  Each of the Company and its Material Subsidiaries is
               --------
Solvent and, immediately after giving effect to the consummation of the transactions contemplated by this Agreement, each of the Company and its Material Subsidiaries will remain Solvent.

      6.21     Subordinated Debt.  The Company has the corporate power and
               -----------------
authority to incur the Indebtedness evidenced by the Subordinated Notes. The subordination provisions of the Subordinated Notes are enforceable against the holders of the Subordinated Notes by the Agent and the Banks. All Obligations, including the Obligations to pay principal of and interest on the Loans and the L/C Obligations, constitute senior Indebtedness entitled to the benefits of the subordination provisions contained in the Subordinated Notes. The principal of and interest on the Notes, all L/C Obligations and all other Obligations will constitute "senior indebtedness" as that or any similar term is or may be used in any other instrument evidencing or applicable to any other Subordinated Debt. The Company acknowledges that the Agent and each Bank are entering into this Agreement and are extending the Commitments in reliance upon the subordination provisions of the Subordinated Notes and this Section 6.21.
                                              ------------

      6.22     Full Disclosure.  None of the representations or warranties made
               ---------------
by the Company or any Material Subsidiary in the Loan Documents as of the date such representations and warranties are made or deemed made, and none of the statements contained in any exhibit, report, statement or certificate furnished by or on behalf of the Company or any Material Subsidiary in connection with the Loan Documents and the Subordinated Note Documents (including the offering and disclosure materials delivered by the Agent on behalf of the Company to the Banks prior to the Closing Date, other than the offering and disclosure materials delivered in connection with the Subordinated Notes), contains any untrue statement of a material fact or omits any material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they are made, not misleading as of the time when made or delivered.

                                  ARTICLE VII

                             AFFIRMATIVE COVENANTS
                             ---------------------

     So long as any Bank shall have any Commitment hereunder, or any Loan or other Obligation shall remain unpaid or unsatisfied, or any Letter of Credit shall remain outstanding, unless the Required Banks waive compliance in writing:

      7.01     Financial Statements.  The Company shall deliver to the Agent, in
               --------------------
form and detail satisfactory to the Agent and the Required Banks, with sufficient copies for each Bank:

          (a) as soon as available, but not later than one hundred (100) days after the end of each fiscal year (commencing with the fiscal year ended December 31, 1998), a copy of the audited consolidated balance sheet of the Company and its Subsidiaries as at the end of such year and the related consolidated statements of income or operations, shareholders' equity and cash flows for such year, setting forth in each case in comparative form the figures for the previous fiscal year, and accompanied by the opinion of Arthur Andersen LLP or another nationally-recognized independent public accounting firm ("Independent Auditor") which report shall state that such consolidated
---------------------
financial statements present fairly the financial position for the periods indicated in conformity with GAAP applied on a basis consistent with prior years. Such opinion shall not be qualified or limited because of a restricted or limited examination by the Independent Auditor of any material portion of the Company's or any Subsidiary's records;

          (b) as soon as available, but not later than fifty-five (55) days after the end of each of the first three fiscal quarters of each fiscal year (commencing with the fiscal quarter ended March 31, 1998), a copy of the unaudited consolidated balance sheet of the Company and its Subsidiaries as of the end of such quarter and the related consolidated statements of income, shareholders' equity and cash flows for the period commencing on the first day and ending on the last day of such quarter, and certified by a Responsible Officer as fairly presenting, in accordance with GAAP (subject to ordinary, good faith year-end audit adjustments), the financial position and the results of operations of the Company and the Subsidiaries;

          (c) and as soon as available, but not later than one hundred (100) days after the end of each fiscal year (commencing with the fiscal year ended December 31, 1998), a copy of an unaudited consolidating balance sheet of the Company and its Material Subsidiaries as at the end of such year and the related consolidating statement of income, shareholders' equity and cash flows for such year, certified by a Responsible Officer as having been developed and used in connection with the preparation of the financial statements referred to in
Section 7.01(a); provided, that financial information for all Subsidiaries of
                 --------
the Company which are not deemed to be "Material Subsidiaries" hereunder shall be consolidated and reflected under one column in such consolidating financial statements; and

          (d) as soon as available, but not later than fifty-five (55) days after the end of each of the first three fiscal quarters of each fiscal year (commencing with the fiscal quarter ended March 31, 1998, a copy of the unaudited consolidating balance sheets of the Company and its Material Subsidiaries, and the related consolidating statements of income, shareholders' equity and cash flows for such quarter, all certified by a Responsible Officer as having been developed and used in connection with the preparation of the financial statements referred to in Section 7.01(b); provided, that financial
                                                     --------
information for all Subsidiaries of the Company which are not deemed to be "Material Subsidiaries" hereunder shall be consolidated and reflected under one column in such consolidating financial statements.

      7.02     Certificates; Other Information.  The Company shall furnish to
               -------------------------------
the Agent, with sufficient copies for each Bank:

          (a) concurrently with the delivery of the financial statements referred to in Section 7.01(a), a certificate of the Independent Auditor stating that in making the examination necessary therefor no knowledge was obtained of any Default or Event of Default (other than with respect to a Default or Event of Default pursuant to Section 9.01(l)), except as specified in such certificate;

          (b) concurrently with the delivery of the financial statements referred to in Sections 7.01(a) and (b), a Compliance Certificate executed by a Responsible Officer; provided, that the Compliance Certificate delivered in
                     --------
connection with the financial statements for the fiscal quarter ended March 31, 1998 shall comply with the Compliance Certificate for the Existing Credit Agreement.

          (c) concurrently with the delivery of the financial statements referred to in Section 7.01(a), a copy of the annual budget of the Company and its Subsidiaries for the then current fiscal year;

          (d) promptly, copies of all financial statements and reports that the Company sends to its shareholders, and copies of all financial statements and regular, periodical or special reports (including Forms 10K, 10Q and 8K) that the Company or any Subsidiary may make to, or file with, the SEC; and

          (e) promptly, such additional information regarding the business, financial or corporate affairs of the Company or any Subsidiary as the Agent, at the request of any Bank, may from time to time reasonably request.

      7.03     Notices.  The Company shall promptly notify the Agent and each
               -------
Bank:

          (a) of the occurrence of any Default or Event of Default, and of the occurrence or existence of any event or circumstance that with the giving of notice, the lapse of time, or both, is reasonably likely to (if not cured or otherwise remedied during such time) constitute a Default or an Event of Default;

          (b) of any matter that has resulted or may result in a Material Adverse Effect, including (i) breach or non-performance of, or any default under, a Contractual Obligation of the Company or any Subsidiary; (ii) any dispute, litigation, investigation, proceeding or suspension between the Company or any Subsidiary and any Governmental Authority; or (iii) the commencement of, or any material development in, any litigation or proceeding affecting the Company or any Subsidiary; including pursuant to any applicable Environmental Laws;

          (c) as soon as possible and, in any event, within five (5) Business Days after the Company or an ERISA Affiliate or Subsidiary of the Company knows or has reason to know that any event or condition described in Section 6.07 has occurred or exists, or is reasonably likely to occur or exist, the Company will deliver to the Agent and each Bank a certificate of the Company's chief financial officer setting forth the details of the event or condition and the action, if any, which the Company or such ERISA Affiliate or Subsidiary is required or proposes to take, together with copies of all relevant notices or other documents received or required or proposed to be given or filed by the Company or such ERISA Affiliate or Subsidiary in connection with such event or condition; and

          (d) of any material change in accounting policies or financial reporting practices by the Company or any of its consolidated Subsidiaries.

          Each notice under this Section shall be accompanied by a written statement by a Responsible Officer setting forth details of the occurrence referred to therein, and stating what action the Company or any affected Subsidiary proposes to take with respect thereto and at what time. Each notice under Section 7.03(a) shall describe with particularity any and all clauses or provisions of this Agreement or other Loan Document that have been (or foreseeably will be) breached or violated.

      7.04     Preservation of Corporate Existence, Etc.  The Company shall, and
               ----------------------------------------
shall cause each Material Subsidiary to:

          (a) preserve and maintain in full force and effect its corporate existence and good standing under the laws of its state or jurisdiction of incorporation;

          (b) preserve and maintain in full force and effect all governmental rights, privileges, qualifications, permits, licenses and franchises necessary or desirable in the normal conduct of its business except as necessary in connection with sales of assets permitted by Section 8.03 and transactions permitted by Section 8.04;

          (c) use reasonable efforts, in the ordinary course of business, to preserve its business organization and goodwill; and

          (d) preserve or renew all of its registered patents, trademarks, trade names and service marks, the non-preservation of which could reasonably be expected to have a Material Adverse Effect.

      7.05     Maintenance of Property.  The Company shall maintain, and shall
               -----------------------
cause each Subsidiary to maintain, and preserve all its property which is used or useful in its business in good working order and condition, ordinary wear and tear excepted, except as permitted by Section 8.03. The Company and each Subsidiary shall use the standard of care typical in the industry in the operation and maintenance of its facilities.

      7.06     Insurance.  The Company shall maintain, and shall cause each
               ---------
Subsidiary to maintain, with financially sound and reputable independent insurers, insurance with respect to its properties and business against loss or damage of the kinds customarily insured against by Persons engaged in the same or similar business, of such types and in such amounts as are customarily carried under similar circumstances by such other Persons.

      7.07     Payment of Obligations.  The Company shall, and shall cause each
               ----------------------
Subsidiary to, pay and discharge as the same shall become due and payable, all their respective obligations and liabilities, including:

          (a) all tax liabilities, assessments and governmental charges or levies upon it or its properties or assets, unless the same are being contested in good faith by appropriate proceedings and adequate reserves in accordance with GAAP are being maintained by the Company or such Subsidiary;

          (b) all lawful claims which, if unpaid, would by law become a Lien upon its property; and

          (c) all indebtedness, as and when due and payable, but subject to any subordination provisions contained in any instrument or agreement evidencing such Indebtedness.

      7.08     Compliance with Laws.  The Company shall comply, and shall cause
               --------------------
each Subsidiary to comply, in all material respects with all Requirements of Law of any Governmental Authority having jurisdiction over it or its business (including the Federal Fair Labor Standards Act), except such as may be contested in good faith or as to which a bona fide dispute may exist.

      7.09     Compliance with ERISA.  (a)  The Company shall, and shall cause
               ---------------------
each of its ERISA Affiliates to: (i) maintain each Plan in compliance in all material respects with the applicable provisions of ERISA, the Code and other federal or state law; (ii) cause each Plan which is qualified under Section 401(a) of the Code to maintain such qualification; and (iii) make all required contributions to any Plan subject to Section 412 of the Code;

          (b) Within five (5) Business Days after the annual report (Form 5500) of each Plan included in the definition of clause (i) of the definition of the term "Plan" hereunder is filed with the Internal Revenue Service, the Company shall deliver a complete copy thereof (including schedules and attachments) to the Agent and each Bank; and

          (c) The Company shall furnish to the Agent and each Bank such additional information concerning any Plan as the Agent and each Bank may reasonably request.

      7.10     Inspection of Property and Books and Records.  The Company shall
               --------------------------------------------
maintain and shall cause each Subsidiary to maintain proper books of record and account, in which full, true and correct entries in conformity with GAAP consistently applied shall be made of all financial transactions and matters involving the assets and business of the Company and such Subsidiary. The Company shall permit, and shall cause each Subsidiary to permit, representatives and independent contractors of the Agent or any Bank to visit and inspect any of their respective properties, to examine their respective corporate, financial and operating records, and make copies thereof or abstracts therefrom, and to discuss their respective affairs, finances and accounts with their respective directors, officers, and independent public accountants, at such reasonable times during normal business hours and as often as may be reasonably desired, upon reasonable advance notice to the Company; provided, however, when an Event
                                               --------  -------
of Default exists the Agent or any Bank may do any of the foregoing at the expense of the Company at any time during normal business hours and without advance notice.

      7.11     Environmental Laws.  The Company shall, and shall cause each
               ------------------
Subsidiary to, conduct its operations and keep and maintain its property in compliance with all Environmental Laws.

      7.12     Use of Proceeds. The Company shall use the proceeds of the Loans
               ---------------
(i) to refinance all of the outstanding indebtedness of the Company under the Existing Credit Agreement; (ii) to pay related expenses and costs associated with the Loans; and (iii) to provide for general corporate purposes including funding working capital needs, issuing letters of credit, and financing future acquisitions not in contravention of any Requirement of Law or of any Loan Document.

      7.13     Future Material Subsidiaries.  After the Closing Date, upon any
               ----------------------------
Person becoming a Material Subsidiary of the Company, or upon the Company or any Subsidiary acquiring additional Capital Stock of any existing Subsidiary whose Capital Stock has been pledged pursuant to a Pledge Agreement, the Company shall notify the Agent of such acquisition, and

          (a) the Company promptly shall cause such Material Subsidiary to execute and deliver to the Agent, with counterparts for each party, a supplement to the Guaranty; provided, that if any such Guaranty or supplement to such
                 --------
Guaranty given by any Foreign Subsidiary would be taxable, the Company will instead pledge, or cause to be pledged, all of its equity interests in such new Foreign Subsidiary pursuant to clause (b) below (or such lesser amount of its equity interests as it can without such pledge being taxable), and

          (b) the Company or any Subsidiary, as the case may be, promptly shall deliver, or cause to be delivered, to the Agent under a Pledge Agreement (or a supplement thereto) certificates (if any) representing all of the issued and outstanding shares of Capital Stock of such Subsidiary owned by the Company or any other Subsidiary of the Company, as the case may be, along with undated stock powers for such certificates, executed in blank, or, if any securities subject thereto are uncertificated securities, confirmation and evidence satisfactory to the Agent that appropriate book entries have been made in the relevant books or records of a financial intermediary or the issuer of such securities, as the case may be, under applicable law resulting in the perfection of the security interest granted in favor of the Agent pursuant to the terms of a Pledge Agreement;

together, in each case, with such opinions (including opinions from local counsel in the jurisdiction in which any Foreign Subsidiary is organized or formed), in form and substance and from counsel satisfactory to the Agent and the Required Banks, as the Agent and the Required Banks may reasonably require.

      7.14     Year 2000 Problems.  On or before December 31, 1998, eliminate
               ------------------
all Year 2000 Problems, except where the failure to correct the same could not reasonably be expected to have a Material Adverse Effect, individually or in the aggregate.

      7.15     Further Assurances.  The Company will, and will cause each
               ------------------
Subsidiary to, promptly execute and deliver all further instruments and documents and take all further action that may be necessary in order to give effect to the provisions of this Agreement, any of the Pledge Agreements (including any supplements thereto), the Guaranty and the Notes.

                                  ARTICLE VIII

                               NEGATIVE COVENANTS
                               ------------------

     So long as any Bank shall have any Commitment hereunder, or any Loan or other Obligation shall remain unpaid or unsatisfied, or any Letter of Credit shall remain outstanding, unless the Required Banks waive compliance in writing:

      8.01     Limitation on Liens.  The Company shall not, and shall not suffer
               -------------------
or permit any Subsidiary to, directly or indirectly, make, create, incur, assume or suffer to exist any Lien upon or with respect to any part of its property, whether now owned or hereafter acquired, other than the following ("Permitted
                                                                    ---------
Liens"):
-----

          (a) any Lien existing on property of the Company or any Subsidiary on the Closing Date and set forth in Schedule 8.01 securing Indebtedness
                                  -------------
outstanding on such date;

          (b) any Lien created under any Loan Document;

          (c) Liens for taxes, fees, assessments or other governmental charges which are not delinquent or remain payable without penalty, or to the extent that non-payment thereof is permitted by Section 7.07; provided, that no notice
                                                       --------
of lien has been filed or recorded under the Code;

          (d) carriers', warehousemen's, mechanics', landlords', materialmen's, repairmen's or other similar Liens arising in the ordinary course of business which are not delinquent or remain payable without penalty or which are being contested in good faith and by appropriate proceedings, which proceedings have the effect of preventing the forfeiture or sale of the property subject thereto;

          (e) Liens (other than any Lien imposed by ERISA) consisting of pledges or deposits required in the ordinary course of business in connection with workers' compensation, unemployment insurance and other social security legislation;

          (f) Liens on the property of the Company or its Subsidiary securing
(i) the non-delinquent performance of bids, trade contracts (other than for borrowed money), leases, statutory obligations, (ii) contingent obligations on surety and appeal bonds, and (iii) other non-delinquent obligations of a like nature; in each case, incurred in the ordinary course of business; provided,
                                                                   --------
that all such Liens in the aggregate would not (even if enforced) cause a Material Adverse Effect;

          (g) Liens consisting of judgment or judicial attachment liens, provided that the enforcement of such Liens is effectively stayed and all such liens in the aggregate at any time outstanding for the Company and its Subsidiaries do not exceed $7,500,000 and the Liens listed on Schedule 8.01(g)
                                                              ----------------
hereto.

          (h) easements, rights-of-way, restrictions and other similar encumbrances incurred in the ordinary course of business which, in the aggregate, are not substantial in amount, and which do not in any case materially detract from the value of the property subject thereto or interfere with the ordinary conduct of the businesses of the Company and its Subsidiaries;

          (i) Liens on assets of corporations which become Subsidiaries after the date of this Agreement; provided, however, that such Liens existed at the
                            --------  -------
time the respective corporations became Subsidiaries and were not created in anticipation thereof; provided, that all such Liens in the aggregate at any time
                      --------
outstanding for such Subsidiaries do not exceed $15,000,000;

          (j) purchase money security interests on any property acquired or held by the Company or its Subsidiaries in the ordinary course of business, securing Indebtedness incurred or assumed for the purpose of financing all or any part of the cost of acquiring such property; provided, that (i) any such Lien attaches
                                     --------  ----
to such property concurrently with or within 20 days after the acquisition thereof, (ii) such Lien attaches solely to the property so acquired in such transaction, (iii) the principal amount of the debt secured thereby does not exceed 100% of the cost of such property, and (iv) the principal amount of the Indebtedness secured by any and all such purchase money security interests shall not at any time exceed $5,000,000;

          (k) Liens securing obligations in respect of capital leases on assets subject to such leases, provided that such capital leases are otherwise permitted hereunder;

          (l) Liens arising solely by virtue of any statutory or common law provision relating to banker's liens, rights of set-off or similar rights and remedies as to deposit accounts or other funds maintained with a creditor depository institution; provided, that (i) such deposit account is not a
                        --------  ----
dedicated cash collateral account and is not subject to restrictions against access by the Company in excess of those set forth by regulations promulgated by the FRB, and (ii) such deposit account is not intended by the Company or any Subsidiary to provide collateral to the depository institution;

          (m) Liens on Permitted Investments owned by Melody, to secure Indebtedness under the Melody Loan Arbitrage Facility, if such Permitted Investments were acquired by Melody with the proceeds of incurrence of such Indebtedness;

          (n) Liens on commercial mortgage loans originated and owned by Melody subject to an irrevocable, unconditional commitment to purchase such commercial mortgage loans, to secure Indebtedness of Melody under the Melody Mortgage Warehousing Facility; and

          (o) Liens on the assets of any direct or indirect Subsidiary of the Company created or acquired in connection with a Permitted Acquisition and Liens on assets acquired by such Subsidiary in a Permitted Acquisition, which Liens secure Indebtedness permitted by Section 8.05(c) in connection with such Permitted Acquisition (but not including any refinancing thereof), in an amount not to exceed $10,000,000 in the aggregate;

provided, that if, notwithstanding this Section 8.01, any Lien which this
--------
Section 8.01 prohibits shall be created or arise without the prior written consent of the Agent and the Required Banks (including with respect to this proviso), the Obligations shall be secured by such Lien equally and ratably with the other Indebtedness secured thereby, the Company will take or cause to be taken all such action as may be requested by the Agent and the Required Banks to confirm and protect such Lien in favor of the Agent and the holder of such other Indebtedness, by accepting such Lien, shall be deemed to have agreed thereto and to share ratably with the Agent on that basis, the proceeds of such Lien, whether or not the Agent's security interest shall be perfected; provided
                                                                 --------
further, however, that notwithstanding such equal and ratable securing and
-------
sharing, the existence of such Lien shall constitute a default by the Company in the performance or observance of this Section 8.01.

      8.02     Negative Pledges, Restrictive Agreements, etc.  The Company shall
               ---------------------------------------------
not, and shall not permit any of its Subsidiaries to, enter into any agreement (excluding this Agreement and any other Loan Documents and the Subordinated Note Documents) prohibiting:

          (a) the creation or assumption of any Lien (other than Liens pursuant to the Melody Mortgage Warehousing Facility or the Melody Loan Arbitrage Facility) upon its properties, revenues or assets, whether now owned or hereafter acquired, or the ability of the Company or any other Subsidiary to amend or otherwise modify this Agreement or any other Loan Document; or

          (b) the ability of any Subsidiary to make any payments, directly or indirectly, to the Company by way of dividends, advances, repayments of the loans or advances, reimbursements of management and other intercompany charges, expenses and accruals or other returns on investments, or any other agreement or arrangement which restricts the ability of any such Subsidiary to make any payment, directly or indirectly, to the Company.

      8.03     Sale of Assets.  (a) The Company shall not, and shall not permit
               --------------
any of its Subsidiaries to, directly or indirectly, in a single transaction or a series of transactions, sell, lease, transfer, abandon or otherwise dispose of or suffer to be sold, leased, transferred, abandoned or otherwise disposed of, all or any part of its assets except:

          (i) the Company or any of its Subsidiaries may sell its surplus and obsolete equipment and other surplus and obsolete assets, in each case, in the ordinary course of its business;

          (ii) any of its Subsidiaries may sell, lease, transfer or otherwise dispose of any or all of its assets (other than accounts and inventory except to the extent permitted under clause (i) or in connection with any disposition of assets) to the Company or any Wholly-Owned Subsidiary that is a Guarantor;

          (iii) Melody may sell assets purchased pursuant to the Melody Mortgage Warehousing Facility or the Melody Loan Arbitrage Facility;

          (iv) the Company or any of its Subsidiaries may sell, transfer or otherwise dispose of its assets arising in connection with the Inventory Property Loan and the Whittier Transaction; and

          (v) subject to Section 2.07(b)(ii), the Company or any of its Subsidiaries may sell, lease or otherwise dispose of assets in transactions not otherwise permitted under clauses (i) through (iv) hereof in an amount not to exceed $5,000,000 in the aggregate during any one fiscal year (each such sale, lease or other disposition of assets being hereinafter referred to as a "Sale"), so long as (A) both before and immediately after the
              ----
     consummation of such Sale after giving effect hereto, no Default or Event of Default shall exist; and (B) immediately after the consummation of such Sale, after giving effect thereto, the Company shall be permitted under the provisions of this Agreement to incur at least $1.00 of additional Indebtedness.

      8.04     Merger, Consolidations and Acquisitions.
               ---------------------------------------

          The Company shall not, and shall not permit any Subsidiary to, consolidate with, be acquired by, merge into or with any Person, make any Acquisition or enter into any binding agreement to do any of the foregoing which is not contingent on obtaining the consent of the Required Banks except:

          (a) provided that (i) the Agent shall have received ten (10) days prior written notice and (ii) immediately before and after giving effect thereto no Default or Event of Default shall exist, (A) any Subsidiary may merge with the Company or another Subsidiary; provided, that if any
                                                   --------
     transaction shall be between the Company and a Subsidiary, the Company shall be the continuing or surviving corporation; and provided, further
                                                           --------  -------
     that if any transaction shall be between Subsidiaries, the Subsidiary which is the continuing or surviving corporation shall assume by an instrument reasonably satisfactory in form and substance to the Agent and the Required Banks, the obligations of such other Subsidiary if party to any Loan Document hereunder; and (B) any Subsidiary may sell all or substantially all of its assets (upon voluntary liquidation or otherwise), to the Company or another Subsidiary; provided, further that if any transaction shall be
                            --------  -------
     between Subsidiaries, the Subsidiary which is the continuing or surviving corporation shall assume by an instrument reasonably satisfactory in form and substance to the Agent and the Required Banks, the obligations of such other Subsidiary if party to any Loan Document hereunder;

          (b) mergers involving Subsidiaries as part of an Acquisition permitted by subsection (d) below;

          (c) Investments permitted by Section 8.13; and

          (d) Acquisitions, the Total Consideration of which, for all Acquisitions made after the Closing Date for any consecutive twelve (12) month period, shall not exceed $100,000,000 in the aggregate (including, in determining such Total Consideration, Acquisitions in connection with Joint Ventures in excess of $5,000,000 in the aggregate in accordance with clause
     (g) of the definition of "Permitted Investments"); provided, that the
                                                        --------
     Acquisitions listed on Schedule 8.04(d) hereof and Acquisitions which
                            ----------------
     otherwise may be consented to in writing from time to time by the Agent and the Required Banks (the "Excluded Acquisitions") shall not be included for
                              ---------------------
     purposes of this Section 8.04 in calculating the Total Consideration for all Acquisitions made after the Closing Date for any consecutive twelve
     (12) month period; and, provided, further, that with respect to all such
                             --------  -------
     Acquisitions (including Excluded Acquisitions),

               (i) subject to the proviso in clause (viii) below, the Agent and the Banks shall have been given ten (10) Business Days' prior written notice thereof;

               (ii) no Default or Event of Default shall exist immediately before or after giving effect to such Acquisition;

               (iii) the Company will be in compliance with each of the financial covenants contained in Sections 8.08, 8.09, 8.10 and 8.11 on a pro-forma basis after giving effect to such Acquisition and any Indebtedness incurred or assumed in connection therewith, such Indebtedness having been contracted in accordance with the provisions of Section 8.05 hereof;

               (iv) immediately after giving effect to each such Acquisition, all of the representations and warranties contained in Article VI shall be true and correct as if then made;

               (v) the Person, business or assets acquired in connection with such Acquisition are a real estate services-related business or a related line of business to the Company or any of its Subsidiaries;

               (vi) the prior, effective written consent or approval to such Acquisition of the Board or equivalent governing body of the acquiree is obtained;

               (vii)  immediately after giving effect to each such Acquisition,
          (A) the Company and each of its Subsidiaries, on a consolidated basis, shall have a Minimum Liquidity of at least $25,000,000 and (B) EBITDA of the acquired Person for the preceding twelve (12) month period from the date of the Acquisition is a positive number. "Minimum Liquidity" shall mean all cash balances plus any unutilized Commitment hereunder
                                       ----
          after giving effect to such Acquisition;

               (viii) the Agent shall have received a certificate of a Responsible Officer of the Company, (A) identifying the Person or Property to be acquired, the name of the Person making such Acquisition and setting forth the total consideration to be paid in respect of such Acquisition and (B) certifying the information set forth in clauses (ii), (iii), (iv) and (vii) above and containing computations (in reasonable detail) in support thereof, such certificate to be in form and substance satisfactory to the Administrative Agent; provided, that with respect to any Acquisitions
                                --------
          the Total Consideration of which is equal to or less than $5,000,000, individually (up to an aggregate amount of $10,000,000), the Agent shall receive notice of such Acquisition and receive the information required in such aforementioned certificate upon delivery of the quarterly Compliance Certificate; and

               (ix) the Agent shall have received such other information, documents, or opinions of counsel, as the Agent shall have reasonably requested.

     Notwithstanding anything herein to the contrary set forth in this Section 8.04(d), the Company and its Subsidiaries may make Acquisitions hereunder, the Total Consideration of which, for all Acquisitions made after the Closing Date for any consecutive twelve (12) month period, shall be greater than $100,000,000 but shall in no event exceed $400,000,000 (excluding from such calculations the Excluded Acquisitions); provided, that the additional Total Consideration in
                        --------
excess of $100,000,000 is financed by the issuance of new equity securities of the Company or its Subsidiaries, and provided, further that all other
                                     --------
requirements set forth in subclauses (i) through (ix) above have been satisfied.

      8.05     Limitation on Indebtedness.  The Company shall not, and shall not
               --------------------------
suffer or permit any Subsidiary to, create, incur, assume, suffer to exist, or otherwise become or remain directly or indirectly liable with respect to, any Indebtedness, except:

          (a) Indebtedness incurred pursuant to this Agreement;

          (b) Subject to Section 2.07 hereof, Subordinated Debt, but only to the extent that the aggregate amount outstanding at any one time does not exceed $300,000,000 in the aggregate for the Company; provided, that the terms of such
                                               --------
Subordinated Debt are acceptable to the Agent and the Required Banks;

          (c) Subject to Section 2.07 hereof, additional Indebtedness of the Company and its Subsidiaries in an aggregate principal amount not to exceed $50,000,000;

          (d) Melody Permitted Indebtedness; and

          (e) All other Indebtedness existing on the Closing Date, after giving effect to the Closing, and set forth in Schedule 8.05;
                                        -------------

      8.06     Transactions with Affiliates.  The Company shall not, and shall
               ----------------------------
not suffer or permit any Subsidiary to, enter into any transaction with any Affiliate of the Company, except upon fair and reasonable terms no less favorable to the Company or such Subsidiary than it would obtain in a comparable arm's-length transaction with a Person not an Affiliate of the Company or such Subsidiary.

      8.07     Use of Proceeds.  (a)  The Company shall not, and shall not
               ---------------
suffer or permit any Subsidiary to, use any portion of the Loan proceeds or any Letter of Credit, directly or indirectly, (i) to purchase or carry Margin Stock,
(ii) to repay or otherwise refinance indebtedness of the Company or others incurred to purchase or carry Margin Stock, (iii) to extend credit for the purpose of purchasing or carrying any Margin Stock, or (iv) to acquire any security in any transaction that is subject to Section 13 or 14 of the Exchange Act.

          (b) The Company shall not, directly or indirectly, use any portion of the Loan proceeds or any Letter of Credit (i) knowingly to purchase Ineligible Securities from the Arranger during any period in which the Arranger makes a market in such Ineligible Securities, (ii) knowingly to purchase during the underwriting or placement period Ineligible Securities being underwritten or privately placed by the Arranger, or (iii) to make payments of principal or interest on Ineligible Securities underwritten or privately placed by the Arranger and issued by or for the benefit of the Company or any Affiliate of the Company. The Arranger is a registered broker-dealer and permitted to underwrite and deal in certain Ineligible Securities; and "Ineligible Securities" means
                                                ---------------------
securities which may not be underwritten or dealt in by member banks of the Federal Reserve System under Section 16 of the Banking Act of 1933 (12 U.S.C.
(S) 24, Seventh), as amended.

      8.08     Leverage Ratio Maintenance.  The Company shall not permit the
               --------------------------
Leverage Ratio at any time to be greater than 4.00:1.00.

      8.09     Interest Coverage Ratio Maintenance.  The Company shall not
               -----------------------------------
permit the Interest Coverage Ratio for each of the following fiscal periods to be less than the applicable ratio set forth below opposite the fiscal period in which such time occurs:

              Fiscal
          Period Ending                        Minimum Ratio
          -------------                        -------------

     From the Closing Date through
     September 30, 1998                        3.50:1.00

     December 31, 1998 and thereafter          4.00:1.00

     8.10      Minimum EBITDA.  The Company shall maintain for each of the
               --------------
following fiscal periods, Consolidated EBITDA for the period of the four (4) most recently ended consecutive fiscal quarters of the Company, of not less than:

               Fiscal
           Period Ending                       Minimum EBITDA
           -------------                       --------------

     From the Closing Date through
     June 30, 1998                             $50,000,000

     September 30, 1998 and thereafter         $75,000,000

      8.11     Maintenance of Consolidated Net Worth.  The Company shall not
               -------------------------------------
permit Consolidated Net Worth at any time to be less than the sum of (i) $82,000,000 plus (ii) seventy percent (70%) of Consolidated Net Income for each
            ----
completed fiscal quarter beginning with the fiscal quarter ended June 30, 1998, for which Consolidated Net Income is a positive number (Consolidated Net Income for any such fiscal quarter where Consolidated Net Income is a loss having no effect on the calculation of the amount referred to in this clause (ii)), plus
                                                                          ----
(iii) seventy percent (70%) of any new equity issuances of the Company and its Subsidiaries for each completed fiscal quarter beginning with the fiscal quarter ended June 30, 1998.

      8.12     Joint Ventures.  The Company shall not, and shall not suffer or
               --------------
permit any Subsidiary to enter into any Joint Venture, other than as permitted in accordance with the terms of this Agreement.

      8.13     Restricted Investments and Restricted Payments.
               ----------------------------------------------

          (a) The Company shall not, and shall not suffer or permit any of its Subsidiaries to, declare, make or pay, or incur any liability to make or pay, or cause or permit to be declared, made or paid, any Restricted Payment or

     Restricted Investment, unless prior thereto, immediately thereafter, and after giving effect thereto:

               (i) the aggregate amount of such Restricted Payment or Restricted Investment, plus all other Restricted Payments or Restricted Investments made or paid, or for which a liability to make or pay has been incurred, by the Company or any of its Subsidiaries during the period of the four (4) most recently ended fiscal quarters of the Company, shall not exceed an amount equal to twenty-five percent (25%) of Consolidated Net Income during such period of the four (4) most recently ended fiscal quarters of the Company, so long as Consolidated Net Income is a positive number; and

               (ii) no Default or Event of Default shall exist.

          (b) Notwithstanding the foregoing provisions of this Section 8.13, the Company may, at any time following the date hereof, and from time to time thereafter, repurchase or redeem shares of its capital stock previously received by employees of the Company and held by such employees, at a price to be determined (a "Stock Repurchase"), so long as both before and after
                          ----------------
     giving effect to such Stock Repurchase, (i) no Default or Event of Default shall have occurred and be continuing, and (ii) the aggregate amount of such Stock Repurchases does not exceed $3,000,000 during any fiscal year of the Company, and such Stock Repurchase shall not be deemed a Restricted Payment hereunder.

          (c) Notwithstanding anything herein to the contrary, the Company shall not, and shall not permit any of its Subsidiaries to:

               (i) make (a) any optional payment or prepayment on (or deliver a notice of prepayment under) or redemption (including, without limitation, by making payments to a sinking or analogous fund), defeasance or repurchase of any Indebtedness (other than Indebtedness pursuant to this Agreement) or (b) any payments in violation of the subordination provisions of any Subordinated Debt; provided, that the
                                                             --------
          Company may refinance the Indebtedness evidenced by the Subordinated Note Documents with other Subordinated Debt permitted hereunder and acceptable to the Agent and the Required Banks; or

               (ii) change or amend the terms of any Subordinated Debt (or any indenture or agreement in connection therewith) if the effect of such amendment is to: (a) increase the interest rate on such Subordinated Debt; (b) change the dates upon which payments of principal or interest are due on such Subordinated Debt other than to extend such dates; (c) change any default or event of default other than to delete or make less restrictive any default provision therein, or add any covenant with respect to such Subordinated Debt; (d) change the redemption or prepayment provision of such Subordinated Debt other than to extend the dates therefor or to reduce the premiums payable in connection therewith; (e) grant any security or collateral to secure payment of such Subordinated Debt; (f) add any guarantor thereof, or (g) change or amend any other term if such change or amendment would materially increase the obligations of any obligor or confer additional material rights on the holder of any Subordinated Debt in a manner adverse to the Company or any of its Subsidiaries, the Agent, any Bank or Issuing Bank.

      8.14     Capital Expenditures, etc.  The Company shall not make, and shall
               --------------------------
not permit any of its Subsidiaries to make, Capital Expenditures (excluding any Capital Expenditures deemed to be made as a result of a Permitted Acquisition) during any consecutive twelve (12) month period in an aggregate amount in excess of Two Hundred Percent (200%) of the amount of Depreciation Expense incurred by the Company and its Subsidiaries for the preceding consecutive twelve (12) month period; provided that, the Company may permit additional Capital Expenditures in
        --------
an amount not to exceed $5,000,000 in the aggregate for the fiscal year ending December 31, 1998.

      8.15     ERISA.  The Company shall not, and shall not permit any ERISA
               -----
Affiliate or Subsidiary of the Company to, directly or indirectly, establish any new Plan or modify any existing Plan so as to increase its obligations thereunder (except in the ordinary course of business consistent with past practice), which increase in obligations would reasonably be expected to have a Material Adverse Effect.

      8.16     Change in Business.  The Company shall not, and shall not suffer
               ------------------
or permit any Subsidiary to, engage in any material line of business substantially different from those lines of business carried on by the Company and its Subsidiaries on the date hereof.

      8.17     Stock of Material Subsidiaries.  Except as set forth in Section
               ------------------------------
8.17 hereto with respect to the Whittier Transaction, the Company shall not permit any Material Subsidiary to issue any Capital Stock (whether for value or otherwise) to any Person other than the Company or another Material Subsidiary of the Company.

      8.18     Sale and Leaseback.  The Company shall not, and shall not permit
               ------------------
any of its Subsidiaries to, enter into any agreement or arrangement with any other Person providing for the leasing by the Company or any of its Subsidiaries of real or personal property which has been or is to be sold or transferred by the Company or any of its Subsidiaries to such other Person or to any other Person to whom funds have been or are to be advanced by such Person on the security of such property or rental obligations of the Company or any of its Subsidiaries other than in connection with the sale and leaseback of improved real estate owned by the Company in San Diego, California and Phoenix, Arizona with an aggregate value not in excess of $10,000,000.

      8.19     Amendments.  Without limiting the generality of any restrictions
               ----------
contained in any Contractual Obligation evidencing either the Permitted Melody Indebtedness or the Inventory Property Loan, the Company covenants and agrees that it shall not, and shall not permit any of its Subsidiaries to, without the prior consent of the Agent and the

Required Banks, consent or agree to, or otherwise suffer, any amendment, waiver or modification of, or supplement to, any Contractual Obligation evidencing either the Permitted Melody Indebtedness or the Inventory Property Loan, except for modifications made in the ordinary course of business which do not adversely affect the Agent and the Banks or increase any amounts paid by the Company or any of its Subsidiaries thereunder.

      8.20     Accounting Changes.  The Company shall not, and shall not suffer
               ------------------
or permit any Subsidiary to, make any significant change in accounting treatment or reporting practices, except as required by GAAP, or change the fiscal year of the Company or of any Subsidiary.


                                   ARTICLE IX

                               EVENTS OF DEFAULT
                               -----------------

      9.01     Event of Default.  Any of the following shall constitute an
               ----------------
"Event of Default":
-----------------

          (a) Non-Payment.  The Company fails to pay, (i) when and as required
              -----------
to be paid herein, any amount of principal of any Loan or of any L/C Obligation, or (ii) within five (5) days after the same becomes due, any interest, fee or any other amount payable hereunder or under any other Loan Document; or

          (b) Representation or Warranty.  Any representation or warranty by the
              --------------------------
Company or any Subsidiary made or deemed made herein, in any other Loan Document, or which is contained in any certificate, document or financial or other statement by the Company, any Subsidiary, or any Responsible Officer, furnished at any time under this Agreement, or in or under any other Loan Document, is incorrect in any material respect on or as of the date made or deemed made; or

          (c) Specific Defaults.  The Company fails to perform or observe any
              -----------------
term, covenant or agreement contained in any of Section 7.02, 7.09 or 7.12 or in
Article VIII; or

          (d) Other Defaults.  The Company or any Subsidiary party thereto fails
              --------------
to perform or observe any other term or covenant contained in this Agreement or any other Loan Document, and such default shall continue unremedied for a period of twenty (20) days after the earlier of (i) the date upon which a Responsible Officer knew or reasonably should have known of such failure or (ii) the date upon which written notice thereof is given to the Company by the Agent or any Bank; or

          (e) Cross-Default.  The Company or any Subsidiary (A) fails to make
              -------------
any payment in respect of any Indebtedness having an aggregate principal amount (including undrawn committed or available amounts and including amounts owing to all creditors under any combined or syndicated credit arrangement) of more than

$10,000,000 when due (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise) and such failure continues after the applicable grace or notice period, if any, specified in the relevant document on the date of such failure; or (B) fails to perform or observe any other condition or covenant, or any other event shall occur or condition exist, under any agreement or instrument relating to any such Indebtedness or Contingent Obligation, and such failure continues after the applicable grace or notice period, if any, specified in the relevant document on the date of such failure if the effect of such failure, event or condition is to cause, or to permit the holder or holders of such Indebtedness or beneficiary or beneficiaries of such Indebtedness (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause such Indebtedness to be declared to be due and payable prior to its stated maturity, or such Contingent Obligation to become payable or cash collateral in respect thereof to be demanded; or

          (f) Insolvency; Voluntary Proceedings.  The Company or any Material
              ---------------------------------
Subsidiary (i) ceases or fails to be Solvent, or generally fails to pay, or admits in writing its inability to pay, its debts as they become due, subject to applicable grace periods, if any, whether at stated maturity or otherwise; (ii) voluntarily ceases to conduct its business in the ordinary course; (iii) commences any Insolvency Proceeding with respect to itself; or (iv) takes any action to effectuate or authorize any of the foregoing; or

          (g) Involuntary Proceedings.  (i) Any involuntary Insolvency
              -----------------------
Proceeding is commenced or filed against the Company or any Material Subsidiary, or any writ, judgment, warrant of attachment, execution or similar process, is issued or levied against a substantial part of the Company's or any Material Subsidiary's properties, and any such proceeding or petition shall not be dismissed, or such writ, judgment, warrant of attachment, execution or similar process shall not be released, vacated or fully bonded within 60 days after commencement, filing or levy; (ii) the Company or any Material Subsidiary admits the material allegations of a petition against it in any Insolvency Proceeding, or an order for relief (or similar order under non-U.S. law) is ordered in any Insolvency Proceeding; or (iii) the Company or any Material Subsidiary acquiesces in the appointment of a receiver, trustee, custodian, conservator, liquidator, mortgagee in possession (or agent therefor), assignee for the benefit of creditors or other similar Person for itself or a substantial portion of its property or business; or

          (h) ERISA.  An event or condition described in Section 6.07 shall
              -----
occur or exist and, as a result of such event or condition, together with all other such events or conditions, the Company, an ERISA Affiliate or a Subsidiary of the Company shall incur or in the opinion of the Agent or the Required Banks shall be reasonably likely to incur a liability of any kind under ERISA, the Code, or otherwise which, in the opinion of the Agent or the Required Banks, could have a Material Adverse Effect; or

          (i) Monetary Judgments.  One or more non-interlocutory judgments, non-
              ------------------
interlocutory orders, decrees or arbitration awards is entered against the Company or any Subsidiary involving in the aggregate a liability (to the extent not covered by independent third-party insurance as to which the insurer does not dispute coverage) as to any single or related series of transactions, incidents or conditions, of $7,500,000 or more, and the same shall remain unvacated and unstayed pending appeal for a period of 30 days after the entry thereof; or

          (j) Non-Monetary Judgments.  Any non-monetary judgment, order or
              ----------------------
decree is entered against the Company or any Subsidiary which does or would reasonably be expected to have a Material Adverse Effect, and there shall be any period of 30 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; or

           (k) Change of Control.  There occurs any Change of Control; or
               -----------------

           (l) Material Adverse Effect.  There occurs a Material Adverse Effect;
               -----------------------
or

          (m) Guarantor Defaults.  Any Guarantor fails in any material respect
              ------------------
to perform or observe any term, covenant or agreement in the Guaranty; or the Guaranty is for any reason partially (including with respect to future advances) or wholly revoked or invalidated, or otherwise ceases to be in full force and effect, or any Guarantor or any other Person contests in any manner the validity or enforceability thereof or denies that it has any further liability or obligation thereunder; or any event described at Sections (f) or (g) of this Section occurs with respect to any Guarantor; or

          (n) Invalidity of Subordination Provisions.  The subordination
              --------------------------------------
provisions of any agreement or instrument governing any Subordinated Debt is for any reason revoked or invalidated, or otherwise ceases to be in full force and effect, any Person contests in any manner the validity or enforceability thereof or denies that it has any further liability or obligation thereunder, or the Indebtedness hereunder is for any reason subordinated or does not have the priority contemplated by this Agreement or such subordination provisions; or

          (o) Pledge Agreements.  The Company or any of its Subsidiaries shall
              -----------------
have knowledge that any Lien created or intended to be created by any of the Pledge Agreements shall cease to be a valid and enforceable Lien, or any such Lien shall cease to be a perfected Lien and such Lien remains invalid, unenforceable or unperfected for ten (10) days.

      9.02     Remedies.  If any Event of Default occurs, the Agent shall, at
               --------
the request of, or may, with the consent of, the Required Banks, take any one or more of the following actions:

          (a) declare the commitment of each Bank to make Loans and any obligation of the Issuing Bank to Issue Letters of Credit to be terminated, whereupon such commitments and obligation shall be terminated;

          (b) declare an amount equal to the maximum aggregate amount that is or at any time thereafter may become available for drawing under any outstanding Letters of Credit (whether or not any beneficiary shall have presented, or shall be entitled at such time to present, the drafts or other documents required to draw under such Letters of Credit) to be immediately due and payable, and declare the unpaid principal amount of all outstanding Loans, all interest accrued and unpaid thereon, and all other amounts owing or payable hereunder or under any other Loan Document to be immediately due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Company; and/or

          (c) exercise on behalf of itself and the Banks all rights and remedies available to it and the Banks under the Loan Documents or applicable law;

provided, however, that upon the occurrence of any event specified in subsection
--------  -------
(f) or (g) of Section 9.01 (in the case of clause (i) of subsection (g) upon the expiration of the 60-day period mentioned therein), the obligation of each Bank to make Loans and any obligation of the Issuing Bank to Issue Letters of Credit shall automatically terminate and the unpaid principal amount of all outstanding Loans and all interest and other amounts as aforesaid shall automatically become due and payable without further act of the Agent, the Issuing Bank or any Bank.

      9.03     Rights Not Exclusive.  The rights provided for in this Agreement
               --------------------
and the other Loan Documents are cumulative and are not exclusive of any other rights, powers, privileges or remedies provided by law or in equity, or under any other instrument, document or agreement now existing or hereafter arising.

                                   ARTICLE X

                                   THE AGENT
                                   ---------

      10.01    Appointment and Authorization; "Agent".  (a) Each Bank hereby
               -------------------------------------
irrevocably (subject to Section 10.09) appoints, designates and authorizes the Agent to take such action on its behalf under the provisions of this Agreement and each other Loan Document and to exercise such powers and perform such duties as are expressly delegated to it by the terms of this Agreement or any other Loan Document, together with such powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary contained elsewhere in this Agreement or in any other Loan Document, the Agent shall not have any duties or responsibilities, except those expressly set forth herein, nor shall the Agent have or be deemed to have any fiduciary relationship with any Bank, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against the Agent. Without limiting the generality of the foregoing sentence, the use of the term "agent" in this Agreement with reference to the Agent is not intended to represent or connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law. Instead, such term is used merely as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties.

          (b) The Issuing Bank shall act on behalf of the Banks with respect to any Letters of Credit Issued by it and the documents associated therewith until such time and except for so long as the Agent may agree at the request of the Required Banks to act for such Issuing Bank with respect thereto; provided,
                                                                  --------
however, that the Issuing Bank shall have all of the benefits and immunities (i)
-------
provided to the Agent in this Article X with respect to any acts taken or omissions suffered by the Issuing Bank in connection with Letters of Credit Issued by it or proposed to be Issued by it and the application and agreements for letters of credit pertaining to the Letters of Credit as fully as if the term "Agent," as used in this Article X, included the Issuing Bank with respect to such acts or omissions, and (ii) as additionally provided in this Agreement with respect to the Issuing Bank.

      10.02    Delegation of Duties.  The Agent may execute any of its duties
               --------------------
under this Agreement or any other Loan Document by or through agents, employees or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Agent shall not be responsible for the negligence or misconduct of any agent or attorney-in-fact that it selects with reasonable care.

      10.03    Liability of Agent.  None of the Agent-Related Persons shall (i)
               ------------------
be liable for any action taken or omitted to be taken by any of them under or in connection with this Agreement or any other Loan Document or the transactions contemplated hereby (except for its own gross negligence or willful misconduct), or (ii) be responsible in any manner to any of the Banks for any recital, statement, representation or warranty made by the Company or any Subsidiary or Affiliate of the Company, or any officer thereof, contained in this Agreement or in any other Loan Document, or in any certificate, report, statement or other document referred to or provided for in, or received by the Agent under or in connection with, this Agreement or any other Loan Document, or the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document, or for any failure of the Company or any other party to any Loan Document to perform its obligations hereunder or thereunder. No Agent-Related Person shall be under any obligation to any Bank to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books or records of the Company or any of the Company's Subsidiaries or Affiliates.

      10.04    Reliance by Agent.  (a) The Agent shall be entitled to rely, and
               -----------------
shall be fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, telegram, facsimile, telex or telephone message, statement or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon advice and statements of legal counsel (including counsel to the Company), independent accountants and other experts selected by the Agent. The Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless it shall first receive such advice or concurrence of the Required Banks as it deems appropriate and, if it so requests, it shall first be indemnified to its satisfaction by the Banks against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or any other Loan Document in accordance with a request or consent of the Required Banks and such request and any action taken or failure to act pursuant thereto shall be binding upon all of the Banks.

          (b) For purposes of determining compliance with the conditions specified in Section 5.01, each Bank that has executed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter either sent by the Agent to such Bank for consent, approval, acceptance or satisfaction, or required thereunder to be consented to or approved by or acceptable or satisfactory to the Bank.

      10.05    Notice of Default.  The Agent shall not be deemed to have
               -----------------
knowledge or notice of the occurrence of any Default or Event of Default, except with respect to defaults in the payment of principal, interest and fees required to be paid to the Agent for the account of the Banks, unless the Agent shall have received written notice from a Bank or the Company referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default." The Agent will notify the Banks of its receipt of any such notice. The Agent shall take such action with respect to such Default or Event of Default as may be requested by the Required Banks in accordance with Article IX; provided, however, that unless and until the Agent
                            --------  -------
has received any such request, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable or in the best interest of the Banks.

      10.06    Credit Decision.  Each Bank acknowledges that none of the Agent-
               ---------------
Related Persons has made any representation or warranty to it, and that no act by the Agent hereinafter taken, including any review of the affairs of the Company and its Subsidiaries, shall be deemed to constitute any representation or warranty by any Agent-Related Person to any Bank. Each Bank represents to the Agent that it has, independently and without reliance upon any Agent-Related Person and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, prospects, operations, property, financial and other condition and creditworthiness of the Company and its Subsidiaries, and all applicable bank regulatory laws relating to the transactions contemplated hereby, and made its own decision to enter into this Agreement and to extend credit to the Company hereunder. Each Bank also represents that it will, independently and without reliance upon any Agent-Related Person and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of the Company. Except for notices, reports and other documents expressly herein required to be furnished to the Banks by the Agent, the Agent shall not have any duty or responsibility to provide any Bank with any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of the Company which may come into the possession of any of the Agent-Related Persons.

      10.07    Indemnification of Agent.  Whether or not the transactions
               ------------------------
contemplated hereby are consummated, the Banks shall indemnify upon demand the Agent-Related Persons (to the extent not reimbursed by or on behalf of the Company and without limiting the obligation of the Company to do so), pro rata, from and against any and all Indemnified Liabilities; provided, however, that no
                                                      --------  -------
Bank shall be liable for the payment to the Agent-Related Persons of any portion of such Indemnified Liabilities resulting from such Person's gross negligence or willful misconduct. Without limitation of the foregoing, each Bank shall reimburse the Agent upon demand for its ratable share of any costs or out-of-pocket expenses (including Attorney Costs) incurred by the Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, any other Loan Document, or any document contemplated by or referred to herein, to the extent that the Agent is not reimbursed for such expenses by or on behalf of the Company. The undertaking in this Section shall survive the payment of all Obligations hereunder and the resignation or replacement of the Agent.

      10.08    Agent in Individual Capacity.  BofA and its Affiliates may make
               ----------------------------
loans to, issue letters of credit for the account of, accept deposits from, acquire equity interests in and generally engage in any kind of banking, trust, financial advisory, underwriting or other business with the Company and its Subsidiaries and Affiliates as though BofA were not the Agent or the Issuing Bank hereunder and without notice to or consent of the Banks. The Banks acknowledge that, pursuant to such activities, BofA or its Affiliates may receive information regarding the Company or its Affiliates (including information that may be subject to confidentiality obligations in favor of the Company or such Subsidiary) and acknowledge that the Agent shall be under no obligation to provide such information to them. With respect to its Loans, BofA shall have the same rights and powers under this Agreement as any other Bank and may exercise the same as though it were not the Agent or the Issuing Bank.

      10.09    Successor Agent.  The Agent may, and at the request of the
               ---------------
Required Banks shall, resign as Agent upon 30 days' notice to the Banks. If the Agent resigns under this Agreement, the Required Banks shall appoint from among the Banks, with the consent of the Company, which consent shall not be unreasonably withheld, a successor agent for the Banks. If no successor agent is appointed prior to the effective date of the resignation of the Agent, the Agent may appoint, after consulting with the Banks and the Company, a successor agent from among the Banks. Upon the acceptance of its appointment as successor agent hereunder, such successor agent shall succeed to all the rights, powers and duties of the retiring Agent and the term "Agent" shall mean such successor agent and the retiring Agent's appointment, powers and duties as Agent shall be terminated. After any retiring Agent's resignation hereunder as Agent, the provisions of this Article X and Sections 11.04 and 11.05 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement. If no successor agent has accepted appointment as Agent by the date which is 30 days following a retiring Agent's notice of resignation, the retiring Agent's resignation shall nevertheless thereupon become effective and the Banks shall perform all of the duties of the Agent hereunder until such time, if any, as the Required Banks appoint a successor agent as provided for above. Notwithstanding the foregoing, however, BofA may not be removed as the Agent at the request of the Required Banks unless BofA shall also be replaced simultaneously as "Issuing Bank" hereunder pursuant to documentation in form and substance reasonably satisfactory to BofA.

      10.10    Withholding Tax.  (a)  If any Bank is a "foreign corporation,
               ---------------
partnership or trust" within the meaning of the Code and such Bank claims exemption from, or a reduction of, U.S. withholding tax under Sections 1441 or 1442 of the Code, such Bank agrees with and in favor of the Agent, to deliver to the Agent:

               (i) if such Bank claims an exemption from, or a reduction of, withholding tax under a United States tax treaty, two properly completed and executed copies of IRS Form 1001 before the payment of any interest in the first calendar year and before the payment of any interest in each third succeeding calendar year during which interest may be paid under this Agreement;

               (ii) if such Bank claims that interest paid under this Agreement is exempt from United States withholding tax because it is effectively connected with a United States trade or business of such Bank, two properly completed and executed copies of IRS Form 4224 before the payment of any interest is due in the first taxable year of such Bank and in each succeeding taxable year of such Bank during which interest may be paid under this Agreement; and

               (iii) such other form or forms as may be required under the Code or other laws of the United States as a condition to exemption from, or reduction of, United States withholding tax.

Such Bank agrees to notify promptly the Agent of any change in circumstances which would modify or render invalid any claimed exemption or reduction.

          (b) If any Bank claims exemption from, or reduction of, withholding tax under a United States tax treaty by providing IRS Form 1001 and such Bank sells, assigns, grants a participation in, or otherwise transfers all or part of the Obligations of the Company to such Bank, such Bank agrees to notify the Agent of the percentage amount in which it is no longer the beneficial owner of Obligations of the Company to such Bank. To the extent of such percentage amount, the Agent will treat such Bank's IRS Form 1001 as no longer valid.

          (c) If any Bank claiming exemption from United States withholding tax by filing IRS Form 4224 with the Agent sells, assigns, grants a participation in, or otherwise transfers all or part of the Obligations of the Company to such Bank, such Bank agrees to undertake sole responsibility for complying with the withholding tax requirements imposed by Sections 1441 and 1442 of the Code.

          (d) If any Bank is entitled to a reduction in the applicable withholding tax, the Agent may withhold from any interest payment to such Bank an amount equivalent to the applicable withholding tax after taking into account such reduction.

However, if the forms or other documentation required by Section (a) of this Section are not delivered to the Agent, then the Agent may withhold from any interest payment to such Bank not providing such forms or other documentation an amount equivalent to the applicable withholding tax imposed by Sections 1441 and 1442 of the Code, without reduction.

          (e) If the IRS or any other Governmental Authority of the United States or other jurisdiction asserts a claim that the Agent did not properly withhold tax from amounts paid to or for the account of any Bank (because the appropriate form was not delivered or was not properly executed, or because such Bank failed to notify the Agent of a change in circumstances which rendered the exemption from, or reduction of, withholding tax ineffective, or for any other reason) such Bank shall indemnify the Agent fully for all amounts paid, directly or indirectly, by the Agent as tax or otherwise, including penalties and interest, and including any taxes imposed by any jurisdiction on the amounts payable to the Agent under this Section, together with all costs and expenses (including Attorney Costs). The obligation of the Banks under this Section shall survive the payment of all Obligations and the resignation or replacement of the Agent.

      10.11    Senior Managing Agents; Co-Agents.  None of the Banks identified
               ---------------------------------
on the facing page or signature pages of this Agreement as a "senior managing agent" or a "co-agent" shall have any right, power, obligation, liability, responsibility or duty under this Agreement other than those applicable to all Banks as such. Without limiting the foregoing, none of the Banks so identified as a "senior managing agent" or a "co-agent" shall have or be deemed to have any fiduciary relationship with any Bank. Each Bank acknowledges that it has not relied, and will not rely, on any of the Banks so identified in deciding to enter into this Agreement or in taking or not taking action hereunder.


                                   ARTICLE XI

                                 MISCELLANEOUS
                                 -------------

      11.01    Amendments and Waivers.  No amendment or waiver of any provision
               ----------------------
of this Agreement or any other Loan Document, and no consent with respect to any departure by the Company or any applicable Subsidiary therefrom, shall be effective unless the same shall be in writing and signed by the Required Banks (or by the Agent at the written request of the Required Banks) and the Company and acknowledged by the Agent, and then any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no such waiver, amendment, or consent shall,
       --------  -------
unless in writing and signed by all the Banks and the Company and acknowledged by the Agent, do any of the following:

          (a) increase or extend the Commitment of any Bank (or reinstate any Commitment terminated pursuant to Section 2.05 or Section 2.07);

          (b) postpone or delay any date fixed by this Agreement or any other Loan Document for any payment of principal, interest, fees or other amounts due to the

Banks (or any of them) hereunder or under any other Loan Document, including, without limitation, any mandatory prepayments contemplated by Section 2.07 hereof;

          (c) reduce the principal of, or the rate of interest specified herein on any Loan, or (subject to clause (iii) below) any fees or other amounts payable hereunder or under any other Loan Document;

          (d) change the percentage of the Commitments or of the aggregate unpaid principal amount of the Loans which is required for the Banks or any of them to take any action hereunder;

          (e) amend this Section, or Section 2.14, or any provision herein providing for consent or other action by all Banks; or

          (f) discharge any Guarantor, or release any portion of any of the Pledged Shares or the other Collateral under the Loan Documents except as otherwise may be provided in this Agreement, the Guaranty or any Pledge Agreement, as the case may be, or except where the consent of the Required Banks only is specifically provided for;

and, provided further, that (i) no amendment, waiver or consent shall, unless in
     -------- -------
writing and signed by the Issuing Bank in addition to the Required Banks or all the Banks, as the case may be, affect the rights or duties of the Issuing Bank under this Agreement or any L/C-Related Document relating to any Letter of Credit Issued or to be Issued by it, (ii) no amendment, waiver or consent shall, unless in writing and signed by the Agent in addition to the Required Banks or all the Banks, as the case may be, affect the rights or duties of the Agent under this Agreement or any other Loan Document, and (iii) the Fee Letter may only be amended, or rights or privileges thereunder waived, in a writing executed by the parties thereto.

      11.02    Notices.  (a) All notices, requests, consents, approvals, waivers
               -------
and other communications shall be in writing (including, unless the context expressly otherwise provides, by facsimile transmission, provided that any matter transmitted by the Company by facsimile (i) shall be immediately confirmed by a telephone call to the recipient at the number specified on
Schedule 11.02, and (ii) shall be followed promptly by delivery of a hard copy
--------------
original thereof) and mailed, faxed or delivered, to the address or facsimile number specified for notices on Schedule 11.02; or, as directed to the Company
                                --------------
or the Agent, to such other address as shall be designated by such party in a written notice to the other parties, and as directed to any other party, at such other address as shall be designated by such party in a written notice to the Company and the Agent.

          (b) All such notices, requests and communications shall, when transmitted by overnight delivery, or faxed, be effective when delivered for overnight (next-day) delivery, or transmitted in legible form by facsimile machine, respectively, or if mailed, upon the fifth Business Day after the date deposited into the U.S. mail, or if delivered, upon delivery; except that notices pursuant to Article II, III or X to the Agent shall not be effective until actually received by the Agent, and notices pursuant to Article III to the Issuing Bank shall not be effective until actually received by the Issuing Bank at the address specified for the "Issuing Bank" on the applicable signature page hereof.

          (c) Any agreement of the Agent and the Banks herein to receive certain notices by telephone or facsimile is solely for the convenience and at the request of the Company. The Agent and the Banks shall be entitled to rely on the authority of any Person purporting to be a Person authorized by the Company to give such notice and the Agent and the Banks shall not have any liability to the Company or other Person on account of any action taken or not taken by the Agent or the Banks in reliance upon such telephonic or facsimile notice. The obligation of the Company to repay the Loans and L/C Obligations shall not be affected in any way or to any extent by any failure by the Agent and the Banks to receive written confirmation of any telephonic or facsimile notice or the receipt by the Agent and the Banks of a confirmation which is at variance with the terms understood by the Agent and the Banks to be contained in the telephonic or facsimile notice.

      11.03    No Waiver; Cumulative Remedies.  No failure to exercise and no
               ------------------------------
delay in exercising, on the part of the Agent or any Bank, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

      11.04    Costs and Expenses.  The Company shall:
               ------------------

          (a) whether or not the transactions contemplated hereby are consummated, pay or reimburse BofA (including in its capacity as Agent and Issuing Bank) within five Business Days after demand (subject to Section 5.01(e)) for all reasonable costs and expenses incurred by BofA (including in its capacity as Agent and Issuing Bank) in connection with the development, preparation, delivery, administration and execution of, and any amendment, supplement, consent, waiver or modification to (in each case, whether or not consummated), this Agreement, any Loan Document and any other documents prepared in connection herewith or therewith, and the consummation of the transactions contemplated hereby and thereby, including reasonable Attorney Costs incurred solely by BofA (including in its capacity as Agent and Issuing Bank) with respect thereto; and

          (b) pay or reimburse the Agent, the Arranger and each Bank within five Business Days after demand (subject to Section 5.01(e)) for all costs and expenses (including Attorney Costs) incurred by them in connection with the enforcement, attempted enforcement, or preservation of any rights or remedies under this Agreement or any other Loan Document during the existence of an Event of Default or after acceleration of the Loans (including in connection with any "workout" or restructuring regarding the Loans, and including in any Insolvency Proceeding or appellate proceeding).

      11.05    Company Indemnification.  Whether or not the transactions
               -----------------------
contemplated hereby are consummated, the Company shall indemnify, defend and hold the Agent-Related Persons, and each Bank and each of its respective officers, directors, employees, counsel, agents and attorneys-in-fact (each, an "Indemnified Person") harmless from and against any and all liabilities,
 ------------------
obligations, losses, damages, penalties, actions, judgments, suits, costs, charges, expenses and disbursements (including Attorney Costs) of any kind or nature whatsoever which may at any time (including at any time following repayment of the Loans, the termination of the Letters of Credit and the termination, resignation or replacement of the Agent or replacement of any Bank) be imposed on, incurred by or asserted against any such Person in any way relating to or arising out of this Agreement or any document contemplated by or referred to herein, or the transactions contemplated hereby, or any action taken or omitted by any such Person under or in connection with any of the foregoing, including with respect to any investigation, litigation or proceeding (including any Insolvency Proceeding or appellate proceeding) related to or arising out of this Agreement or the Loans or Letters of Credit or the use of the proceeds thereof, whether or not any Indemnified Person is a party thereto (all the foregoing, collectively, the "Indemnified Liabilities"); provided, that the
                              -----------------------    --------
Company shall have no obligation hereunder to any Indemnified Person with respect to Indemnified Liabilities resulting solely from the gross negligence or willful misconduct of such Indemnified Person. The agreements in this Section shall survive payment of all other Obligations.

      11.06    Payments Set Aside.  To the extent that the Company makes a
               ------------------
payment to the Agent or the Banks, or the Agent or the Banks exercise their right of set-off, and such payment or the proceeds of such set-off or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by the Agent or such Bank in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any Insolvency Proceeding or otherwise, then (a) to the extent of such recovery the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such set-off had not occurred, and (b) each Bank severally agrees to pay to the Agent upon demand its pro rata share of any amount so recovered from or repaid by the Agent.

      11.07    Successors and Assigns.  The provisions of this Agreement shall
               ----------------------
be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Company may not assign or transfer any of its rights or obligations under this Agreement without the prior written consent of the Agent and each Bank.

      11.08    Assignments, Participations, etc.  (a) With the written consent
               ---------------------------------
of the Company (at all times other than during the existence of an Event of Default) and the Agent [and the Issuing Bank,] which consents shall not be unreasonably withheld, any Bank may, at any time, assign and delegate to one or more Eligible Assignees (provided that no written consent of the Company, the Agent or the Issuing Bank shall be required in connection with any assignment and delegation by a Bank to an Eligible Assignee that is a Bank or an Affiliate of a Bank) (each an "Assignee") all, or any ratable part of all, of the Loans,
                     --------
the Commitments, the L/C Obligations and the other rights and obligations of such Bank hereunder, in a minimum amount of $5,000,000 and so long as, after giving effect thereto, the Bank's remaining Commitment is either (i) equal to or greater than $5,000,000 or (ii) zero; provided, however, that the Company and
                                      --------  -------
the Agent may continue to deal solely and directly with such Bank in connection with the interest so assigned to an Assignee until (X) written notice of such assignment, together with payment instructions, addresses and related information with respect to the Assignee, shall have been given to the Company and the Agent by such Bank and the Assignee; (Y) such Bank and its Assignee shall have delivered to the Company and the Agent an Assignment and Acceptance in the form of Exhibit F ("Assignment and Acceptance") together with any Note or
               ---------   -------------------------
Notes subject to such assignment and (Z) the assignor Bank or Assignee has paid to the Agent a processing fee in the amount of $3,000.

          (b) From and after the date that the Agent notifies the assignor Bank that it has received (and provided its consent with respect to) an executed Assignment and Acceptance and payment of the above-referenced processing fee,
(i) the Assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, shall have the rights and obligations of a Bank under the Loan Documents, and (ii) the assignor Bank shall, to the extent that rights and obligations hereunder and under the other Loan Documents have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under the Loan Documents.

          (c) Within five Business Days after its receipt of notice by the Agent that it has received an executed Assignment and Acceptance and payment of the processing fee, (and provided that it consents to such assignment in accordance with Section 11.08(a)), the Company shall execute and deliver to the Agent, new Notes evidencing such Assignee's assigned Loans and Commitment and, if the assignor Bank has retained a portion of its Loans and its Commitment, replacement Notes in the principal amount of the Loans retained by the assignor Bank (such Notes to be in exchange for, but not in payment of, the Notes held by such Bank). Immediately upon each Assignee's making its processing fee payment under the Assignment and Acceptance, this Agreement shall be deemed to be amended to the extent, but only to the extent, necessary to reflect the addition of the Assignee and the resulting adjustment of the Commitments arising therefrom. The Commitment allocated to each Assignee shall reduce such Commitments of the assigning Bank pro tanto.
                                  --- -----

          (d) Any Bank may at any time sell to one or more commercial banks or other Persons not Affiliates of the Company (a "Participant") participating
                                                -----------
interests in any Loans, the Commitment of that Bank and the other interests of that Bank (the "originating Bank") hereunder and under the other Loan Documents;

provided, however, that (i) the originating Bank's obligations under this
--------  -------
Agreement shall remain unchanged, (ii) the originating Bank shall remain solely responsible for the performance of such obligations, (iii) the Company, the Issuing Bank and the Agent shall continue to deal solely and directly with the originating Bank in connection with the originating Bank's rights and obligations under this Agreement and the other Loan Documents, and (iv) no Bank shall transfer or grant any participating interest under which the Participant has rights to approve any amendment to, or any consent or waiver with respect to, this

Agreement or any other Loan Document, except to the extent such amendment, consent or waiver would require unanimous consent of the Banks as described in the first proviso to Section 11.01. In the case of any such participation, the
    ----- -------
Participant shall be entitled to the benefit of Sections 4.01, 4.03 and 11.05 as though it also were a Bank hereunder, and if amounts outstanding under this Agreement are due and unpaid, or shall have been declared or shall have become due and payable upon the occurrence of an Event of Default, each Participant shall be deemed to have the right of set-off in respect of its participating interest in amounts owing under this Agreement to the same extent as if the amount of its participating interest were owing directly to it as a Bank under this Agreement.

          (e) Notwithstanding any other provision in this Agreement, any Bank may at any time create a security interest in, or pledge, all or any portion of its rights under and interest in this Agreement and the Note held by it in favor of any Federal Reserve Bank in accordance with Regulation A of the FRB or U.S. Treasury Regulation 31 CFR (S)203.14, and such Federal Reserve Bank may enforce such pledge or security interest in any manner permitted under applicable law.

      11.09    Confidentiality.  Each Bank agrees to take and to cause its
               ---------------
Affiliates to take normal and reasonable precautions and exercise due care to maintain the confidentiality of all information identified as "confidential" or "secret" by the Company and provided to it by the Company or any Subsidiary, or by the Agent on the Company's or such Subsidiary's behalf, under this Agreement or any other Loan Document, and neither it nor any of its Affiliates shall use any such information other than in connection with or in enforcement of this Agreement and the other Loan Documents or in connection with other business now or hereafter existing or contemplated with the Company or any Subsidiary; except to the extent such information (i) was or becomes generally available to the public other than as a result of disclosure by the Bank, or (ii) was or becomes available on a non-confidential basis from a source other than the Company, provided that such source is not bound by a confidentiality agreement with the Company known to the Bank; provided, however, that any Bank may disclose such
                           --------  -------
information (A) at the request or pursuant to any requirement of any Governmental Authority to which the Bank is subject or in connection with an examination of such Bank by any such authority; (B) pursuant to subpoena or other court process; (C) when required to do so in accordance with the provisions of any applicable Requirement of Law; (D) to the extent reasonably required in connection with any litigation or proceeding relating to this Agreement and the transactions contemplated hereby to which the Agent, any Bank or their respective Affiliates may be party; (E) to the extent reasonably required in connection with the exercise of any remedy hereunder or under any other Loan Document; (F) to such Bank's independent auditors and other professional advisors; (G) to any Participant or Assignee, actual or potential, with the prior consent of the Company, which consent shall not be unreasonably withheld; provided, that such Person agrees in writing to keep such information
          ---------
confidential to the same extent required of the Banks hereunder; and (H) as to any Bank or its Affiliate, as expressly permitted under the terms of any other document or agreement regarding confidentiality to which the Company or any Subsidiary is party or is deemed party with such Bank or such Affiliate.

      11.10    Set-off.  In addition to any rights and remedies of the Banks
               -------
provided by law, if an Event of Default exists or the Loans have been accelerated, each Bank is authorized at any time and from time to time, without prior notice to the Company, any such notice being waived by the Company to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held by, and other indebtedness at any time owing by, such Bank to or for the credit or the account of the Company against any and all Obligations owing to such Bank, now or hereafter existing, irrespective of whether or not the Agent or such Bank shall have made demand under this Agreement or any Loan Document and although such Obligations may be contingent or unmatured. Each Bank agrees promptly to notify the Company and the Agent after any such set-off and application made by such Bank; provided, however, that the failure to give such notice shall not
           --------  -------
affect the validity of such set-off and application.

      11.11    Notification of Addresses, Lending Offices, Etc.  Each Bank shall
               ------------------------------------------------
notify the Agent in writing of any changes in the address to which notices to the Bank should be directed, of addresses of any Lending Office, of payment instructions in respect of all payments to be made to it hereunder and of such other administrative information as the Agent shall reasonably request.

      11.12    Counterparts.  This Agreement may be executed in any number of
               ------------
separate counterparts, each of which, when so executed, shall be deemed an original, and all of said counterparts taken together shall be deemed to constitute but one and the same instrument.

      11.13    Severability.  The illegality or unenforceability of any
               ------------
provision of this Agreement or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Agreement or any instrument or agreement required hereunder.

      11.14    No Third Parties Benefitted.  This Agreement is made and entered
               ---------------------------
into for the sole protection and legal benefit of the Company, the Banks, the Agent and the Agent-Related Persons, and their permitted successors and assigns, and no other Person shall be a direct or indirect legal beneficiary of, or have any direct or indirect cause of action or claim in connection with, this Agreement or any of the other Loan Documents.

      11.15    Governing Law and Jurisdiction.  (a) THIS AGREEMENT AND THE NOTES
               ------------------------------
SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF CALIFORNIA; PROVIDED THAT THE AGENT AND THE BANKS SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

          (b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF CALIFORNIA OR OF THE UNITED STATES FOR THE CENTRAL DISTRICT OF CALIFORNIA, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF THE COMPANY, THE AGENT AND THE BANKS CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH OF THE COMPANY, THE AGENT

AND THE BANKS IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY
                                           --------------------
NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT OR ANY DOCUMENT RELATED HERETO. THE COMPANY, THE AGENT AND THE BANKS EACH WAIVE PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY CALIFORNIA LAW.

      11.16    Waiver of Jury Trial.  THE COMPANY, THE BANKS AND THE AGENT EACH
               --------------------
WAIVE THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS AGREEMENT, THE OTHER LOAN DOCUMENTS, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR ANY AGENT-RELATED PERSON, PARTICIPANT OR ASSIGNEE, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. THE COMPANY, THE BANKS AND THE AGENT EACH AGREE THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS OR ANY PROVISION HEREOF OR THEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

      11.17    Entire Agreement.  This Agreement, together with the other Loan
               ----------------
Documents, embodies the entire agreement and understanding among the Company, the Banks and the Agent, and supersedes all prior or contemporaneous agreements and understandings of such Persons, verbal or written, relating to the subject matter hereof and thereof.

                  [remainder of page intentionally left blank]

   IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered in Los Angeles, California by their proper and duly authorized officers as of the day and year first above written.

                           CB RICHARD ELLIS SERVICES, INC.
                           (formerly known as CB Commercial Real Estate
                           Services Group, Inc.)


                           By: /s/ Walter V. Stafford
                              ----------------------------------------
                               Name:  Walter V. Stafford
                               Title: Senior Executive Vice-President


                           BANK OF AMERICA NATIONAL TRUST
                           AND SAVINGS ASSOCIATION,
                           as Agent


                           By: /s/ Gina Meador
                              ----------------------------------------
                               Name:  GINA MEADOR
                               Title: Vice President


                           BANK OF AMERICA NATIONAL TRUST
                           AND SAVINGS ASSOCIATION, as
                           Issuing Bank


                           By: /s/ Therese A. Fontaine
                              ----------------------------------------
                               Name:  THERESE A. FONTAINE
                               Title: Vice President


                           By:
                              ----------------------------------------
                               Name:
                               Title:

Commitment: $39,000,000    BANK OF AMERICA NATIONAL TRUST
                           AND SAVINGS ASSOCIATION, as a Bank



                           By: /s/ Therese A. Fontaine
                              --------------------------------
                                Name:  THERESE A. FONTAINE
                                Title: Vice President



Commitment: $35,000,000    WELLS FARGO BANK, N.A.


                           By: /s/ Clare T. Gurbach
                              --------------------------------
                                Name:  CLARE T. GURBACH
                                Title: Vice President


Commitment: $35,000,000    THE BANK OF NOVA SCOTIA

                           By: /s/ M. Van Otterloo
                              --------------------------------
                                Name:  M. VAN OTTERLOO
                                Title: Senior Relationship Manager


Commitment: $35,000,000    CREDIT LYONNAIS LOS ANGELES BRANCH


                           By: /s/ Dianne M. Scott
                              --------------------------------
                                Name:  DIANNE M. SCOTT
                                Title: Vice President and Manager

Commitment: $27,000,000    DRESDNER BANK AG, NEW YORK BRANCH
                           AND GRAND CAYMAN BRANCH


                           By: /s/ John W. Sweeney
                              --------------------------------
                                Name:  JOHN W. SWEENEY
                                Title: Assistant Vice President



                           By: /s/ Christopher E. Sarisky
                              --------------------------------
                                Name:  CHRISTOPHER E. SARISKY
                                Title: Assistant Vice President


Commitment: $27,000,000  KEY BANK NATIONAL ASSOCIATION


                           By: /s/ Kevin McBride
                              --------------------------------
                                Name:  KEVIN McBRIDE
                                Title: Vice President



Commitment: $27,000,000  THE LONG-TERM CREDIT BANK OF JAPAN,
                         LTD., LOS ANGELES AGENCY


                           By: /s/ Teiji Sakata
                              --------------------------------
                                Name:  TEIJI SAKATA
                                Title: Joint General Manager



Commitment: $20,000,000  THE BANK OF NEW YORK



                           By: /s/ Jonathan Rollins
                              --------------------------------
                                Name:  JONATHAN ROLLINS
                                Title: Assistant Vice President

Commitment: $20,000,000    BHF-BANK AKTIENGESELLSCHAFT


                           By: /s/ Dan Dobrjanskyj
                              --------------------------------
                                Name:  DAN DOBRJANSKYJ
                                Title: Assistant Vice President


                           By: /s/ Ralph Della-Roca
                              --------------------------------
                                Name:  RALPH DELLA-ROCA
                                Title: Assistant Treasurer


Commitment: $20,000,000    THE FUJI BANK, LIMITED,
                           LOS ANGELES AGENCY


                           By: /s/ Masahito Fukuda
                              --------------------------------
                                Name:  MASAHITO FUKUDA
                                Title: Joint General Manager



Commitment: $20,000,000    LASALLE NATIONAL BANK


                           By: /s/ Lisa J. Cunningham
                              -------------------------------
                                Name:  LISA J. CUNNINGHAM
                                Title: First Vice President


Commitment: $20,000,000    MELLON BANK, N.A.


                           By: /s/ Gill S. Realon
                              -------------------------------
                                Name:  GILL S. REALON
                                Title: Vice President

Commitment: $20,000,000    THE MITSUBISHI TRUST AND BANKING
                           CORPORATION, LOS ANGELES AGENCY


                           By: /s/ Yasushi Satomi
                              --------------------------------
                                Name:  YASUSHI SATOMI
                                Title: Senior Vice President


Commitment: $20,000,000    NATIONAL CITY BANK


                           By: /s/ Barry C. Robinson
                              --------------------------------
                                Name:  BARRY C. ROBINSON
                                Title: Vice President


Commitment: $20,000,000    THE SAKURA BANK, LIMITED


                           By: /s/ Yasuhiro Terada
                              --------------------------------
                                Name:  YASUHIRO TERADA
                                Title: Senior Vice President


Commitment: $15,000,000    NATEXIS BANQUE-BFCE



                           By: /s/ Iain A. Whyte
                              --------------------------------
                                Name:  IAIN A. WHYTE
                                Title: Vice President


                               /s/ Daniel Touffu
                               First VP and Regional Manager

                                                                         Annex A
                                                                         -------



                         PRICING GRID (in basis points)

                                      FOR

                        CB RICHARD ELLIS SERVICES, INC.


                              Applicable Margin for   Applicable Margin for
                                    Base Rate                Offshore
      Leverage Ratio                  Loans                 Rate Loans
      --------------          ---------------------   ---------------------

Less than 1.50:1.00

Greater than or equal to
1.50:1.00 but less than
1.75:1.00

Greater than or equal to
1.75:1.00 but less than
2.25:1.00

Greater than or equal to
2.25:1.00 but less than
2.50:1.00

Greater than or equal to
2.50:1.00 but less than
2.75:1.00

Greater than or equal to
2.75:1.00 but less than
3.00:1.00

Greater than or equal to
3.00:1.00 but less than
3.50:1.00

Greater than or equal to
3.50:1.00

                                                                         Annex B
                                                                         -------


                         APPLICABLE COMMITMENT FEE GRID

                                      FOR

                        CB RICHARD ELLIS SERVICES, INC.


             Leverage Ratio                 Applicable Commitment Fee Rate
             --------------                 -------------------------------
                                                   (In Basis Points)
                                                   -----------------

Less than 1.50:1.00

Greater than or equal to 1.50:1.00 but
less than 1.75:1.00

Greater than or equal to 1.75:1.00 but
less than 2.25:1.00

Greater than or equal to 2.25:1.00 but
less than 2.50:1.00

Greater than or equal to 2.50:1.00 but
less than 2.75:1.00

Greater than or equal to 2.75:1.00 but
less than 3.00:1.00

Greater than or equal to 3.00:1.00 but
less than 3.50:1.00

Greater than or equal to 3.50:1.00

                                                                         Annex C
                                                                         -------


                             MATERIAL SUBSIDIARIES


1.  CB Richard Ellis, Inc., a Delaware corporation

2.  Koll Management Services, Inc., a Delaware corporation

3. Westmark Real Estate Acquisition Partnership, L.P., a Delaware limited partnership

4.  L.J. Melody & Company, a Texas corporation

5. CB Richard Ellis Corporate Facilities Management, Inc., a Delaware corporation

6.  Koll Investment Management, Inc., a California corporation

7.  CBC Fremont, Incorporated, a Delaware corporation

8.  CBS Investment Realty, Inc., an Arizona corporation

9.  Koll Partnership I, Inc., a Delaware corporation

10. Koll Partnerships II, Inc., a Delaware corporation

11. Koll/CC&F Management Services, a California general partnership

                                                                         Annex D
                                                                         -------


                            THE WHITTIER TRANSACTION

          Whittier Partners Group, L.P. consists of a holding partnership and two operating partnerships--Whittier Partners and Farley Whittier Partners. Whittier Partners is the largest commercial real estate brokerage firm in New England and one of the largest property managers. Farley Whittier operates mainly in Connecticut and is one of the leading firms in Hartford. Whittier Partners Group had $19.8 million in revenues in 1996, EBITDA of $2.265 million and net income of $2 million. Currently CB Richard Ellis Services, Inc.has a limited commercial brokerage operation in Boston, and a highly productive brokerage operation in Hartford and Koll has an extensive property management and facilities management operation in New England.

          Whittier Partners Group has an agreed value of approximately $15.5 million. Whittier Partners Group is contributing all of its operations in New England to a new partnership, CBC/Whittier Partners. At the same time CB Richard Ellis Services, Inc. will contribute its and Koll's New England assets (agreed value $6.25 million) plus cash of $4.5 million. CB Richard Ellis Services, Inc. will loan Whittier Partners Group approximately $3.1 million for which it will receive a promissory note with interest at 8.5%. The structure of this transaction is designed to provide tax advantages to the individual partners in Whittier Partners Group.

          As partners of Whittier Partners Group retire their interests will either be sold to CB Richard Ellis Services, Inc. or to the next generation of brokers.

                                   EXHIBIT A

                              NOTICE OF BORROWING
                              -------------------


                                 Date:  ________________, 199__


To: Bank of America National Trust and Savings Association, as Agent for the Banks parties to the Amended and Restated Credit Agreement dated as of May 20, 1998 (as extended, renewed, amended or restated from time to time, the "Credit Agreement") among CB Richard Ellis Services, Inc., certain Banks
      ----------------
     which are signatories thereto and Bank of America National Trust and Savings Association, as Agent and as Issuing Bank.


Ladies and Gentlemen:

   The undersigned, CB Richard Ellis Services, Inc., a Delaware corporation (the "Company"), refers to the Credit Agreement, the terms defined therein being used
 -------
herein as therein defined, and hereby gives you notice irrevocably, pursuant to
Section 2.03 of the Credit Agreement, of the Borrowing specified below:

       1.  The Business Day of the proposed Borrowing is
  ________________________, 19__.

       2. The aggregate amount of the proposed Borrowing is $_____________________.

       3. The Borrowing is to be comprised of $___________ of [Base Rate] [Offshore Rate] Loans.

       4. The duration of the Interest Period for the [Offshore Rate Loans] included in the Borrowing shall be [_____ days] [_____ months].

  The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the date of the proposed Borrowing, before and after giving effect thereto and to the application of the proceeds therefrom:

       (a)  the representations and warranties of the Company contained in
  Article VI of the Credit Agreement are true and correct as though made on and as of such date (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date);

       (b) no Default or Event of Default has occurred and is continuing, or would result from such proposed Borrowing; and

       (c) The proposed Borrowing will not cause the aggregate principal amount of all outstanding Revolving Loans plus the aggregate amount available for
                                     ----
  drawing under all outstanding Letters of Credit plus the aggregate principal
                                                  ----
  amount of all outstanding L/C Borrowings to exceed the Combined Commitments.


                                 CB RICHARD ELLIS SERVICES, INC.



                                 By:  __________________________________
                                      Name:
                                      Title:

                                   EXHIBIT B

                       NOTICE OF CONVERSION/CONTINUATION
                       ---------------------------------



                                 Date:  ________________, 199__


To: Bank of America National Trust and Savings Association, as Agent for the Banks parties to the Amended and Restated Credit Agreement dated as of May 20, 1998 (as extended, renewed, amended or restated from time to time, the "Credit Agreement") among CB Richard Ellis Services, Inc., a
                  ----------------
       Delaware corporation, certain Banks which are signatories thereto and Bank of America National Trust and Savings Association, as Agent and as Issuing Bank

Ladies and Gentlemen:

  The undersigned, CB Richard Ellis Services, Inc., a Delaware corporation (the "Company"), refers to the Credit Agreement, the terms defined therein being used
 -------
herein as therein defined, and hereby gives you notice irrevocably, pursuant to
Section 2.04 of the Credit Agreement, of the [conversion] [continuation] of the Loans specified herein, that:

       1.  The Conversion/Continuation Date is ____________, 19__.

       2. The aggregate amount of the Loans to be [converted] [continued] is $_____________.

       3. The Loans are to be [converted into] [continued as] [Offshore Rate] [Base Rate] Loans.

       4. [If applicable:] The duration of the Interest Period for the Loans included in the [conversion] [continuation] shall be [____ days] [____months].

  The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the proposed Conversion/Continuation Date, before and after giving effect thereto and to the application of the proceeds therefrom:

       (a)  the representations and warranties of the Company contained in
  Article VI of the Credit Agreement are true and correct as though made on and as of such date (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date);

       (b) no Default or Event of Default has occurred and is continuing, or would result from such proposed [conversion] [continuation][; and

       (c) the proposed [conversion][continuation] will not cause the aggregate principal amount of all outstanding Revolving Loans plus the aggregate amount
                                                      ----
  available for drawing under all outstanding Letters of Credit plus the
                                                                ----
  aggregate
  principal amount of all outstanding L/C Borrowings to exceed the Combined Commitments.



                                    CB RICHARD ELLIS
                                    SERVICES, INC.



                                    By:  ___________________________________
                                    Name:
                                         Title:

                                   EXHIBIT C

                        CB RICHARD ELLIS SERVICES, INC.
                        -------------------------------
                             COMPLIANCE CERTIFICATE
                             ----------------------



                            Financial
                            Statement Date:  ____________, 199_


  Reference is made to that certain Amended and Restated Credit Agreement dated as of May 20, 1998 (as extended, renewed, amended or restated from time to time, the "Credit Agreement") among CB Richard Ellis Services, Inc., a Delaware
     ----------------
corporation (the "Company"), the several financial institutions from time to
                  -------
time parties to this Credit Agreement (the "Banks") and Bank of America National
                                            -----
Trust and Savings Association, as agent for the Banks (in such capacity, the

"Agent") and as Issuing Bank.  Unless otherwise defined herein, capitalized
------
terms used herein have the respective meanings assigned to them in the Credit Agreement.

  The undersigned, a Responsible Officer of the Company, hereby certifies as of the date hereof that he/she is the __________________ of the Company, and that, as such, he/she is authorized to execute and deliver this Certificate to the Banks and the Agent on the behalf of the Company and its consolidated Subsidiaries, and that:

[Use the following paragraph if this Certificate is delivered in connection with the financial statements required by Section [7.01(a)] of the Credit Agreement.]

  1.   Attached as Schedule 1 hereto are (a) a true and correct copy of the
                   ----------
audited consolidated balance sheet of the Company and its consolidated Subsidiaries as at the end of the fiscal year ended _______________, 199__ and
(b) the related consolidated statements of income or operations, [retained earnings,] shareholders' equity and cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, [reported on without a "going concern" or like qualification or exception, or qualification arising out of the scope of the audit] and accompanied by the opinion of _________________ or another nationally-recognized certified independent public accounting firm (the "Independent Auditor") which report
                                         -------------------
shall state that such consolidated financial statements are complete and correct and have been prepared in accordance with GAAP, and fairly present, in all material respects, the financial position of the Company and its consolidated Subsidiaries for the periods indicated and on a basis consistent with prior periods.

                                       or

[Use the following paragraph if this Certificate is delivered in connection with the financial statements required by Section [7.01(b)] of the Credit Agreement.]

  1.   Attached as Schedule 1 hereto are (a) a true and correct copy of the
                   ----------
unaudited consolidated balance sheet of the Company and its consolidated Subsidiaries as of the end of the fiscal quarter ended __________, 199__, and
(b) the related unaudited consolidated statements of income, shareholders' equity, [retained earnings,] and cash flows for the period commencing on the first day and ending on the last day of such quarter, [setting forth in each case in comparative form the figures for the previous year,] and certified by a Responsible Officer that such financial statements were prepared in accordance with GAAP (subject only to ordinary, good faith year-end audit adjustments and the absence of footnotes) and fairly present, in all material respects, the financial position and the results of operations of the Company and its consolidated Subsidiaries.

                                       OR

[Use the following paragraph if this Certificate is delivered in connection with the financial statements required by subsection [7.01(c)] of the Credit Agreement.]

  1.   Attached as Schedule 1 hereto are (a) a true and correct copy of the
                   ----------
unaudited consolidating balance sheet of the Company and its consolidated Subsidiaries as of the end of the fiscal year ended ______________, 199__ and
(b) the related consolidating statements of income, shareholders' equity [and retained earnings], and cash flows for such fiscal year, [all showing separately the principal lines of business conducted by separate Subsidiaries or groups of Subsidiaries to the extent requested by the Agent] and certified by a Responsible Officer that such financial statements [were prepared in accordance with GAAP (subject only to ordinary, good faith year-end audit adjustments and the absence of footnotes) and] fairly present, in all material respects, the financial position and results of operations of the Company and its consolidated Subsidiaries and that such financial statements were developed and used in connection with the preparation of the financial statements referred to in subsection [7.01(a)].

                                       or

[Use the following paragraph if this Certificate is delivered in connection with the financial statements required by subsection [7.01(d)] of the Credit Agreement.]

  1.   Attached as Schedule 1 hereto are (a) a true and correct copy of the
                   ----------
unaudited consolidating balance sheets of the Company and its consolidated Subsidiaries as of the end of the fiscal quarter ended ______________, 199__ and
(b) the related consolidating statements of income, shareholders' equity [and retained earnings] and cash flows for such quarter [and the portion of the fiscal quarter through the end of such quarter], [all showing separately the principal lines of business conducted by separate Subsidiaries or groups of Subsidiaries to the extent requested by the Agent for such quarter taken as a whole], certified by a Responsible Officer that such financial statements [were prepared in accordance with GAAP (subject only to ordinary, good-faith year-end audit adjustments and the absence of footnotes) and] fairly present, in all material respects, the financial position and results of operations of the Company and its consolidated Subsidiaries and that such financial statements were developed and used in connection with the preparation of the financial statements referred to in subsection [7.01(b)].

  2. The undersigned has reviewed and is familiar with the terms of the Credit Agreement and has made, or has caused to be made under his/her supervision, a detailed review of the transactions and conditions (financial or otherwise) of the Company during the accounting period covered by the attached financial statements.

  3. To the best of the undersigned's knowledge, the Company, during such period, has observed, performed or satisfied all of its covenants and other agreements, and satisfied every condition in the Credit Agreement to be observed, performed or satisfied by the Company, and the undersigned has no knowledge of any Default or Event of Default.

  4.   The following financial covenant analyses and information set forth on
Schedule 2 attached hereto are true and accurate on and as of the date of this
----------
Certificate.


  IN WITNESS WHEREOF, the undersigned has executed this Certificate as of __________________, 199_.

                                 CB RICHARD ELLIS
                                 SERVICES, INC.



                                 By:  ___________________________________
                                 Name:
                                      Title:

                      SCHEDULE 1 TO COMPLIANCE CERTIFICATE
                      ------------------------------------

                             [FINANCIAL STATEMENTS]

                     SCHEDULE 2 TO COMPLIANCE CERTIFICATE
                     -------------------------------------

                                    [Date]


       In determining compliance with the provisions identified in paragraph (4) above, the following calculations have been made:

A.  LIENS (Section 8.01)
    -----

    1. Liens consisting of judgment or judicial attachment liens, provided that the enforcement of such Liens is effectively stayed and all such liens in the aggregate at any time outstanding for the Company and its Subsidiaries do not exceed $7,500,000:

                                                                     $__________

    2. Liens on assets of corporations which become Subsidiaries after the date of this Agreement; provided however, that
                                          ----------------
        such Liens existed at the time the respective corporations became Subsidiaries and were not created in anticipation thereof; provided, that all such Liens in the aggregate at
                 --------
        any time outstanding for such Subsidiaries do not exceed
        $15,000,000:

                                                                     $__________

    3. Purchase money security interests on any property acquired or held by the Company or its Subsidiaries in the ordinary course of business, securing Indebtedness incurred or assumed for the purpose of financing all or any part of the cost of acquiring such property; provided, that (i)
                                             --------  ----
        any such Lien attaches to such property concurrently with or within 20 days after the acquisition thereof, (ii) such Lien attaches solely to the property so acquired in such transaction, (iii) the principal amount of the debt secured thereby does not exceed 100% of the cost of such property, and (iv) the principal amount of the Indebtedness secured by any and all such purchase money security interests shall not at any time exceed $5,000,000:

                                                                     $__________

    4. Liens on the assets of any direct or indirect Subsidiary of the Company created or acquired in connection with a Permitted Acquisition and Liens on assets acquired by such Subsidiary in a Permitted Acquisition, which Liens secure Indebtedness permitted by Section 8.05(c) in connection with such Permitted Acquisition (but not including any refinancing thereof), in an amount not to exceed $10,000,000 in the aggregate:

                                                                     $__________

B.  SALES OF ASSETS (Section 8.03)
    ---------------

    1. Sales, transfers, conveyances, leases or other dispositions of assets, or contributions of assets pursuant to Section 8.03(a)(v):

                                                                     $__________

    Line B1 may not exceed $5,000,000 during any one fiscal year.


C.  MERGERS, CONSOLIDATIONS AND ACQUISITIONS (Section 8.04(d))
    ----------------------------------------

    1. Total Consideration for all Acquisitions made during the consecutive twelve (12) month period up to and including the last day of the computation period (including, in determining such Total Consideration, Acquisitions in connection with Joint Ventures in excess of $5,000,000 in the aggregate in accordance with clause (g) of the definition of "Permitted Investments"). [NOTE: COMPANY -- DISCLOSE ANY ACQUISITIONS REQUIRED BY THE PROVISO SET FORTH IN SECTION 8.04(d)(viii).]

        Line C1 may not exceed $100,000,000 during any consecutive twelve (12) month period; provided that it may not exceed $400,000,000 if such additional Total Consideration in excess of $100,000,000 is financed by the issuance of new equity securities of the Company or its Subsidiaries as indicated herein.

                                                                   $____[Note:
                                                                   Itemize debt
                                                                   and equity in
                                                                   connection
                                                                   with each
                                                                   Acquisition.]

    2. Minimum Liquidity of at least $25,000,000 after giving effect to each such Acquisition.
                                                                   $_________

    3.  EBITDA of each acquired Person for the preceding twelve
        (12) month period from the date of each Acquisition.
                                                                   $_________/1/


---------------------------------

/1/  MUST BE A POSITIVE NUMBER FOR EACH SUCH ACQUISITION.

D.  INDEBTEDNESS (Section 8.05)
    ------------

    1.  Subordinated Debt pursuant to Section 8.05
        not to exceed $300,000,000 at any time.                        $________

    2.  Additional Indebtedness of the Company and its
        Subsidiaries in an aggregate amount not to
        exceed $50,000,000 at any time.                                $________

E.  CONSOLIDATED LEVERAGE RATIO (Section 8.08)
    ---------------------------

    1. Consolidated Indebtedness on the last day of the computation period:

    2.  Consolidated EBITDA:

        a.  Consolidated Net Income for the computation period:
                                                                     $__________

        b.  Interest Expense for the computation period
            (including deferred financing costs not paid in cash):

        c. Taxes on Consolidated Net Income or profits for the computation period:
                                                                     $__________

        d. Depreciation and amortization for the computation period:
                                                                     $__________

        e. Transaction fees incurred with respect to Merger and Credit Agreement (not greater than $21 million)
            (for periods on or prior to December 31, 1997):
                                                                     $__________

        f. Non-cash losses on sale or other disposition of investments or fixed or capital assets:
                                                                     $__________

        g. Gains on sale or other disposition of investments or fixed or capital assets and non-cash extraordinary income:

                                                                     $__________

        h.  Consolidated EBITDA (Lines E2a + E2b + E2c + E2f less
                                                             ----
            Line E2g):
                                                                     $
                                                                      ==========

    3.  Leverage Ratio (Line E1 divided by Line E2h):
                                                                     ===========
                                                                         to 1:00

    4.  Maximum Permitted Leverage Ratio: 4.00 to 1.00

F.  INTEREST COVERAGE RATIO (Section 8.09)
    -----------------------

    1.  Consolidated EBITDA:

        a.  Consolidated Net Income for the computation period:

                                                                     $__________

        b.  Interest Expense for the computation period (including   $__________
            deferred financing costs not paid in cash):

        c.  Taxes on Consolidated Net Income or profits for the
            computation period:                                      $__________

        d.  Depreciation Expense and Amortization Expense for the
            computation period:                                      $__________

        e.  Transaction fees incurred with respect to Merger and
            Credit  Agreement (not greater than $21 million) (for
            periods on or prior to December 31, 1997):               $__________

        f.  Non-cash losses on sale or other disposition of
            investments or fixed or capital assets:                  $__________

        g. Gains on sale or other disposition of investments or fixed or capital assets and non-cash extraordinary income:
                                                                     $__________

        h.  Consolidated EBITDA (Lines F2a + F2b + F2c + F2f less
                                                             ----
            Line F2g):                                               $
                                                                      ==========
    2.  Interest Expense for such computation period:  $_________

    3.  Interest Coverage Ratio (Line E1 divided by Line E2):        ===========
                                                                     to 1:00

    4.  Minimum Required Interest Coverage Ratio:

      Fiscal Quarters
    ending in Fiscal Years              Maximum Ratio
    ----------------------              -------------

    From the Closing Date through
    September 30, 1998                   3.50:1.00

    December 31, 1998 and thereafter     4.00:1.00

G.  MINIMUM EBITDA  (Section 8.10)
    --------------

    1.  Consolidated EBITDA:


        a.  Consolidated Net Income for the computation period
            (including deferred financing costs not paid in cash):   $__________

        b.  Interest Expense for the computation period:             $__________

        c.  Taxes on Consolidated Net Income or profits for the
            computation period:                                      $__________

        d.  Depreciation and amortization for the computation
            period:                                                  $__________

        e.  Transaction fees incurred with respect to Merger
            and Credit Agreement (not greater than $21 million)
            (for periods on or prior to December 31, 1997):          $__________

        f.  Non-cash losses on sale or other disposition of
            investments or fixed or capital assets:                  $__________

        g.  Gains on sale or other disposition of investments
            or fixed or capital assets and non-cash extraordinary
            income:                                                  $__________

        h.  Consolidated EBITDA (Lines G2a + G2b + G2c + G2f less
                                                             ----
            Line G2g):                                               $
                                                                      ==========

[H.  CONSOLIDATED NET WORTH (Section 8.11)
     ----------------------

    1.  Consolidated Net Income for each Fiscal Quarter (beginning with the Fiscal Quarter ended  June 30, 1998) in which
        Consolidated Net Income is greater than zero (Line Bla):     $__________

    2.  70% of Line 1:                                               $__________

    3.  Net proceeds of any equity securities issued by the
        Company or any of its Subsidiaries for each Fiscal Quarter
        (beginning with the Fiscal Quarter ended June 30, 1998):     $__________

    4.  70% of Line 3:                                               $__________

    5.  Add $82,000,000                                              $__________

    6.  Consolidated Net Worth for each Fiscal Quarter (beginning
        with the Fiscal Quarter ended June 30, 1998):          $______

    7.  Required Minimum Consolidated Tangible Net Worth:

        a.  Lines H2+ H4 + H5:                                       $__________

        b.  Line H7a less Line H6:                             $______
                     ----

        Line H6b must not be less than zero.]
                             ----

I.  RESTRICTED PAYMENTS (Section 8.13)
    -------------------

    1.  Consolidated Net Income for each Fiscal Quarter:

              First                Second             Third        Fourth
             Quarter               Quarter           Quarter       Quarter
             -------               -------           -------       -------

1998      ____________      +   ____________      +   ______    +   ______
1999      ____________      +   ____________      +   ______    +   ______
2000      ____________      +   ____________      +   ______    +   ______
2001      ____________      +   ____________      +   ______    +   ______

        a.  Sum of above Consolidated Net Income in quarters
            where greater than zero:                                 $__________
                  -------

        b.  Sum of above Consolidated Net Income in quarters where
            less than zero:                                          $__________
            ----

    2.  25% of Line B1a:                                             $__________

    3. Aggregate amount paid by Company for the purchase or redemption of its capital stock after December 31, 1997:
                                                                     $__________

    4.  Aggregate amount of dividends paid by the Company on its
        common stock after December 31, 1997:                        $__________

    5.  Line I2 minus Lines I3 and also less Line B4:                $__________
                                        ----

    Line 5 must be greater than zero unless
    Line 3 and Line 4 both equal zero.

    Maximum additional amount available for stock purchases and redemptions and dividends is set forth in Line 5.

J.  CAPITAL EXPENDITURES (Section 8.14)
    --------------------

    1.  Depreciation Expense for immediately preceding consecutive
        twelve (12) month period:                                    $__________

    2.  200% of Line 1:                                              $__________

    3.  Capital Expenditures in the consecutive twelve (12) month
        period including the last day of the computation period:     $__________

    Line E3 may not exceed Line E2.

                                                                     EXHIBIT D-1


                                 May 26, 1998



Bank of America National Trust and
  Savings Association, as Agent and Issuing Bank the other Banks party to the herein referenced Credit Agreement

Ladies and Gentlemen:

     We have acted as counsel to CB Richard Ellis Services, Inc., a Delaware corporation (the "Company"), with respect to the negotiation and execution of
                  -------
the Amended and Restated Credit Agreement (the "Credit Agreement") dated as of
                                                ----------------
May 20, 1998 among the Company, Bank of America National Trust and Savings Association as Agent (in such capacity, the "Agent") and Issuing Bank and the
                                             -----
several financial institutions from time to time party to the Credit Agreement (collectively, the "Banks"). This opinion is rendered pursuant to Section
                    -----
5.01(d)(i)(A) of the Credit Agreement. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

     We have examined executed copies of the Credit Agreement, the Notes, the Guaranty the Pledge Agreements. We have also examined such other documents, certificates of public officials and representatives of the Company and subsidiaries of the Company as we have deemed necessary as a basis for the opinions expressed herein. As to questions of fact material to such opinions, we have relied upon certificates of officers of the Company or its subsidiaries.

     We have assumed the genuineness of all signatures and documents submitted to us as originals, that all copies submitted to us conform to the originals, the legal capacity of all natural persons, and as to documents executed by entities other than the Company and its Subsidiaries, that each such entity has complied with any applicable requirement to file returns and pay taxes under the California Franchise Tax law and had the power to enter into and perform its obligations thereunder, and that such documents have been duly authorized, executed and delivered by, and are binding upon and enforceable against, such entities.

Bank of America National Trust and
 Savings Association, as Agent and Issuing Bank and the other Banks party to the herein referenced Credit Agreement
May 26, 1998
Page 2


       We have assumed that each of the Banks is either a bank (i) organized under the laws of the United States or any State thereof, or (ii) licensed to maintain an office in California, or (iii) licensed or otherwise authorized by another State of the United States to maintain an agency or branch in such State, or (iv) which maintains a Federal agency or Federal branch in any State of the United States of America or (v) which has, and will have during the term of the Agreement, assets equal to at least $100,000,000, and, as a result thereof, is a lender exempt from the restrictions of Section 1 or Article XV of the Constitution of the State of California relating to rates of interest upon the loan of money.

       We express no opinion as to the laws of any jurisdiction other than the State of California, the corporation law of the State of Delaware and the Federal laws of the United States of America.

       Based upon the foregoing and subject to the assumptions set forth above and the qualifications set forth below, it is our opinion that:

       1. The Company has been duly incorporated and is a validly existing corporation in good standing under the laws of the State of Delaware, a duly qualified and in good standing as a foreign corporation authorized to do business in the State of California and, based solely upon certificates of its officers, is duly qualified and in good standing as a foreign corporation authorized to do business in each other state where the nature of its business activities conducted or properties owned or leased requires it to be so qualified except where the failure to be so qualified would not have a material adverse effect upon the business or financial condition of the Company. The Company has all requisite corporate power and authority to execute and deliver each of the Loan Documents to which it is a party and to perform is respective obligations thereunder.

       2. Each of the Material Subsidiaries has been duly incorporated and is a validly existing corporation in good standing under the laws of the jurisdiction of its incorporation and, based solely upon certificates of its officers, is duly qualified and in good standing as a foreign corporation and authorized to do business in each state where the nature of its business activities conducted or properties owned or leased requires it to be so qualified except where the failure to be so qualified would not have a material adverse effect upon the respective business or financial condition of such Material Subsidiary. Each Material Subsidiary has all requisite corporate power and authority to execute, deliver and perform its obligations under the Guaranty.

Bank of America National Trust and
 Savings Association, as Agent and Issuing Bank and the other Banks party to the herein referenced Credit Agreement
May 26, 1998
Page 3


    3.   Each of the Material Subsidiaries which has executed a Pledge
    Agreement (collectively, the "Subsidiary Pledgors") has been duly
                                  -------------------
    incorporated and is a validly existing corporation in good standing under the laws of the jurisdiction of its incorporation and, based solely upon certificates of its officers, is duly qualified and in good standing as a foreign corporation and authorized to do business in each state where the nature of its business activities conducted or properties owned or leased requires it to be so qualified except where the failure to be so qualified would not have a material adverse effect upon the respective business or financial condition of such Subsidiary Pledgor. Each Subsidiary Pledgor has all requisite corporate power and authority to execute, deliver and perform its obligations under its respective Pledge Agreement. Each of Hold Par A, a Delaware general partnership, Hold Par B, a Delaware general partnership, Koll Real Estate Services, a Delaware corporation and Koll Von Karman, Inc., a Delaware corporation (collectively, the "Other Pledgors"), has the
                                               --------------
    requisite power and authority to execute, deliver and perform its obligations under its respective Pledge Agreement.

    4. The execution and delivery of each of the Loan Documents to which it is a party and performance by the Company of its obligations thereunder have been duly authorized by all necessary action on the part of the Company.

    5. The execution and delivery of the Guaranty by the Material Subsidiaries and performance by the Material Subsidiaries of their respective obligations thereunder have been duly authorized by all necessary action on the part of each Material Subsidiary.

    6. The execution and delivery of the Pledge Agreements by the Subsidiary Pledgors and by the Other Pledgors and performance by the Subsidiary Pledgors and by the Other Pledgors of their respective obligations thereunder have been duly authorized by all necessary action on the part of each Subsidiary Pledgor and each Other Pledgor.

    7. Each of the Loan Documents to which the Company is a Party constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its respective terms. The Pledge Agreements constitute the legal, valid and binding obligations of the Subsidiary Pledgors and the Other Pledgors, respectively, enforceable against each Subsidiary Pledgor and each Other Pledgor, respectively, in accordance with their respective terms. The Guaranty constitutes the legal, valid and binding obligation of each of the Material Subsidiaries, enforceable against each Material Subsidiary in accordance with its terms.

Bank of America National Trust and
 Savings Association, as Agent and Issuing Bank and the other Banks party to the herein referenced Credit Agreement
May 26, 1998
Page 4

     8. Upon filing a financing statement in proper form with respect thereto in the office of the California Secretary of State, a valid security interest in each of Koll Management Services, Inc.'s and Koll Von Karman, Inc.'s interests in Koll/CC&F Management Services in favor of the Agent for the benefit of the Banks will be perfected to the extent that a security interest in such collateral may be so perfected. So long as the agent (as such term is defined in the pledge Agreements) takes possession of and holds the stock certificates representing all of the Pledged Shares, which are being delivered to the Agent for the benefit of the Banks in accordance with the terms of the Pledge Agreements, together with undated stock powers duly endorsed in blank, the Pledge Agreements create a valid and perfected security interest in favor of the Agent, for the benfit of the Banks in the Pledged Shares, as security for the payment, to the extent set forth in the Pledge Agreements, of all the Obligations.

     9. None of the Company, any Material Subsidiary, any Subsidiary Pledgor or any Other Pledgor (i) is an "investment company" registered or required to be registered under the Investment Company Act of 1940, as amended, or a company controlled by such a company or (ii) is subject to regulation under the Public Utility Holding Company Act of 1934, the Federal Power Act, the Interstate Commerce Act or any other state or federal statute or regulation limiting its ability to incur debt for borrowed money.

     10. The execution, delivery and performance by the Company, each Material Subsidiary, each Subsidiary Pledgor and each Other Pledgor of each Loan Document to which it is a party do not and will not violate any law or regulation of the United States of America binding on any of them.

     11. The execution, delivery and performance by the Company, each Material Subsidiary and each Subsidiary Pledgor of each Loan Document to which it is a party do not an will not violate the charter or bylaws of any of them. The execution, delivery and performance by each Other Pledgor of the Pledge Agreements to which each is a party do not and will not violate the charter or bylaws or partnership agreements of any of them, as the case may be.

     12. The execution, delivery and performance by the Company, each Material Subsidiary, each Subsidiary Pledgor and each Other Pledgor of each Loan Document and each Subordinated Note Document to which it is a party do not and will not to our knowledge based upon certificates of appropriate officers (or as applicable, of appropriate partners) (a) violate any order, judgment or decree of any court or other governmental

Bank of America National Trust and
 Savings Association, as Agent and Issuing Bank and the other Banks party to the herein referenced Credit Agreement
May 26, 1998
Page 5


       authority binding on any of them or (b) conflict with, result in a breach of, or constitute (where with a giving of notice or lapse of time or both, constitute) a default under, or require the approval or consent of any person pursuant to any contractual obligation of any of them.

       13. To the best of our knowledge after due inquiry only of officers of the Company, there are no actions, suits or proceedings at law or in equity pending, or threatened, at law, or in equity, against any of the Company or its Material Subsidiaries which purport to affect or pertain to any of the Loan Documents. Based solely upon certificates of its officers, no injunction, writ, temporary restraining order of any nature has been issued by any court of other Government Authority purporting to enjoin or restrain the execution, delivery or performance of any of the Loan Documents, or directing that the transactions provided for therein, not be consummated.

       The opinions set forth above are subject to the following qualifications:

       (a) Our opinion in paragraph 7 above is subject to and limited by: (i) the effect of bankruptcy, insolvency, reorganization, receivership, conservatorship, arrangement, moratorium or other laws affecting or relating to the rights of creditors generally, (ii) the rules governing the availability of specific performance, injunctive relief or other equitable remedies and general principles of equity, regardless of whether considered in a proceeding in equity or at law, (iii) the effect of applicable court decisions, invoking statutes or principles of equity, which have held that certain covenants and provisions of agreements are unenforceable where the breach of such covenants or provisions imposes restrictions or burdens upon a borrower, and it cannot be demonstrated that the enforcement of such restrictions or burdens is necessary for the protection of the creditor, or which have held that the creditor's enforcement of such covenants or provisions under the circumstances would violate the creditor's covenants of good faith and fair dealing implied under California law and (iv) the effect of California statutes and rules of law which cannot be waived prospectively by a borrower. With respect to the Guaranty and the Pledge Agreements, our opinion is further subject to the effect of California statutes and cases to the effect that a surety may be exonerated if the creditor alters the original obligation of the principal without the surety's consent, elects remedies for default that may impair the surety's subrogation rights against the principal, or otherwise takes action which materially prejudices the surety, without notification of the surety, unless such rights of the surety are validly waived. While we believe that a California court should hold that waivers of such rights contained in the Guaranty and the Pledge Agreements are enforceable, we express no opinion with respect to the effect of any modification of the obligations of the Company which materially increases such

Bank of America National Trust and
 Savings Association, as Agent and Issuing Bank and the other Banks party to the herein referenced Credit Agreement
May 26, 1998
Page 6

obligations, or any election of remedies by the Agent or the Lenders following the occurrence of a default, or any other act by the Agent or the Lenders, which materially prejudices any of the Material Subsidiaries or the Other Pledgors, if such actions occur without notice and opportunity to cure being granted to such subsidiary. We further advise you that if it could be contended that the Guaranty and the Pledge Agreements have not been given for a fair or reasonably equivalent consideration, or that any of the Material Subsidiaries or the Other Pledgors executing the Guaranty or the Pledge Agreement may become insolvent and that such documents are therefore voidable by creditors of such Subsidiary or by a trustee or receiver of such Subsidiary in bankruptcy or similar proceedings pursuant to applicable bankruptcy, fraudulent conveyance or similar laws. We express no opinion as to any provision in the Credit Agreement which increases the rate of interest or imposes any late charge or prepayment fee in the event of a delinquency or default or other event, to the extent such increased rate or charge or fee is found to constitute a penalty.

     (b) Whenever a statement herein is qualified by "known to us," "to our knowledge," or similar phrase, it indicates that in the course of our representation of the Company no information that would give us current actual knowledge of the inaccuracy of such statement has come to the attention of the attorneys in this firm who have rendered legal services in connection with this transaction. We have not made any independent investigation to determine the accuracy of such statement, except as expressly described herein. No inference as to our knowledge of any matters bearing on the accuracy of such statement should be drawn from the fact of our representation of the Company in other matters in which such attorneys are not involved.

     This opinion is rendered solely for your benefit and may not be used, circulated, quoted or relied upon for any other purpose without our prior written consent except that you may provide this opinion to (i) bank examiners and other regulatory authorities should they so request, (ii) in accordance with their normal examinations, to your independent auditors or attorneys, (iii) pursuant to legal process, or (iv) in connection with any legal action to which you are a party arising out of the transactions contemplated by any of the documents referenced herein. In addition, we advise you that we accede to your request to provide a copy of this opinion to any person in connection with assignment of, or any sale of a participating interest in, any of the loans under the Credit Agreement without any right to rely thereon.

                                         Very truly yours,

                                                                     EXHIBIT D-2

May 26, 1998

BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, AS AGENT

THE OTHER BANKS PARTY TO THE HEREIN REFERENCED CREDIT AGREEMENT

Ladies and Gentlemen:

I am the general counsel of CB Richard Ellis Services, Inc., a Delaware corporation (the "Company"). I have acted as counsel to the Company in
                  -------
connection with the Amended and Restated Credit Agreement dated as of May 20, 1998 among the Company, Bank of America National Trust and Savings Association as Agent and the other financial institutions party thereto (the "Credit
                                                                  ------
Agreement"; all capitalized terms used and not otherwise defined herein shall
---------
have the same meanings as set forth in the Credit Agreement). I have also acted as counsel to the Company in connection with the transactions contemplated by the Subordinated Note Documents (such transactions, the "Offering"). This
                                                         --------
opinion is rendered to the Agent and each Bank pursuant to Section 5.01(d)(i)(B) of the Credit Agreement.

I have examined executed copies of the Subordinated Note Documents. I have also examined such other documents and certificates of public officials and representatives of the Company as I have deemed necessary for the opinions expressed below. As to questions of fact material to such opinions, I have relied upon certificates of officers of the Company when relevant facts were not independently established.

I have assumed the genuineness of all signatures and documents submitted as originals and that all copies submitted to us conform to the originals.

I assume that no party to any Subordinated Note Document knows of any agreements, understandings or negotiations between the parties not set forth in the Subordinated Note Documents that would modify the terms or rights and obligations of the parities thereunder.

I express no opinion as to the laws of any jurisdiction other than California, the corporate law of the State of Delaware and the federal securities law of the United States.

Bank of America NT & SA
The Other Banks Party to the Credit Agreement
May 26, 1998
Page 2


Based upon the foregoing and subject to the qualifications set forth below, it is my opinion that:

1. The Company has the power and authority (corporate or otherwise) to execute and deliver the Subordinated Note Documents to which it is party and to perform its obligations thereunder. The Company has taken all necessary action to authorize the execution, delivery and performance by it of such Subordinated Note Documents.

2. The Company has duly executed and delivered any Subordinated Note Document to which it is party and such Subordinated Note Document constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

3. Upon consummation of the Offering, the Offering shall become effective at the effective time as set forth in the Subordinated Note Documents, in accordance with the terms and provisions of the Subordinated Note Documents.

The opinions set forth above are subject to the following qualifications:

     a.   The opinion in paragraph 2. above is subject to and limited by:

          i. the effect of bankruptcy, insolvency, reorganization, receivership, conservatorship, arrangement, moratorium or other laws affecting or relating to the rights of creditors generally;

          ii. the rules governing the availability of specific performance, injunctive relief or other equitable remedies and general principles of equity, regardless of whether considered in a proceeding in equity or at law;

          iii. the effect of applicable court decisions, invoking statutes or principles of equity, which have held that certain covenants and provisions of agreements are unenforceable where the breach of such covenants or provisions imposes restrictions or burdens upon an obligor, and it cannot be demonstrated that the enforcement of such restrictions or burdens is necessary for the protection of the creditor, or which have held that the creditor's enforcement of such covenants or provisions under the circumstances would violate the creditor's covenants of good faith and fair dealing implied under California law;

          iv. the effect of statutes and rules of law which cannot be waived prospectively by an obligor or;

Bank of America NT & SA
The Other Banks Party to the Credit Agreement
May 26, 1998
Page 3


           v. the effect of California Civil Code sections 1670.5, 1671, 1698 and 1717, California Business & Professions Code sections 16600 and 16601, and UCC sections 6101-6111 and 9501 and sections cited therein, and of cases applying such statutes and cases denying enforcement of indemnities against the indemnitee's negligence, wrongdoing or violation of law.

       b. Whenever a statement herein is qualified by "to my knowledge", "in my opinion" or similar phrase, it indicates that in the course of my representation of the Company no information that would give me current actual knowledge of the inaccuracy of such statement has come to my attention but I have not made any independent investigation to determine the accuracy of such statement, except as expressly described herein.

This opinion is rendered solely for the information of the Agent and the Banks, and may not be relied upon by any other person for any purpose without our prior written consent.


Yours very truly,


Walter V. Stafford

                                                                       EXHIBIT E

                                 May 26, 1998


              The Financial Institutions Listed on Annex A Hereto



                  Re: CB Richard Ellis Services Inc,
                      Amended and Restated Credit Agreement
                      -------------------------------------

Ladies and Gentlemen:

     We have acted as counsel for Bank of America National Trust and Savings Association, in its capacity as agent under the Credit Agreement referenced below (in such capacity, the "Agent") in connection with the negotiation, execution and delivery of the Amended and Restated Credit Agreement, dated as of May 20, 1998 (the "Credit Agreement"), by and among CB Richard Ellis Services, Inc., a Delaware corporation (the "Borrower"), the banks parties thereto (individually a "Bank" and collectively, the "Banks"), and, Agent thereunder, and the other agreements and documents referred to therein. This opinion is being given pursuant to Section 5.01(d)(ii) of the Credit Agreement.
Capitalized terms used herein without definition shall have the meaning ascribed to such terms in the Credit Agreement.

     We have participated in various conferences with representatives of the Borrower, Pillsbury Madison & Sutro LLP, counsel for each of the Borrower, its Material Subsidiaries and each of the pledgors under the Pledge Agreements (the "Subsidiaries"), and with your representatives, during which the Credit Agreement and

[LETTERHEAD OF PAUL, HASTINGS, JANOFSKY & WALKER LLP]

The Financial Institutions Listed on Annex A Hereto
May 26, 1998
Page 2


related matters have been discussed, and we also have participated in the meeting held on the date hereof (the "Closing"), incident to the making of the initial Borrowing under the Credit Agreement. We have reviewed the forms of the Credit Agreement and the exhibits thereto and the opinion of Pillsbury Madison & Sutro LLP, counsel to the Borrower and Guarantors (the "Opinion"). We have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals or copies and the due authority of all persons executing the same, and we have relied as to factual matters on the documents which we have reviewed. We have further assumed, as to all actions that must be taken or conditions that must exist to any of the Agent's or the Bank's satisfaction, or as required by any of them under the terms of the Credit Agreement, including, without limitation, the form and substance of various agreements and other documents, that such actions have been taken and such conditions exist to such satisfaction or requirements, as the case may be.

       Although we have not independently considered any of the matters covered by the Opinion to the extent which would be necessary to enable us to express the conclusions therein stated, we believe that the Opinion is substantially responsive to the requirements of the Credit Agreement.

                            Very truly yours,

PAUL, HASTINGS, JANOFSKY & WALKER LLP


                                    ANNEX A
                                    -------

Bank of America National Trust and Savings Association, as
  Bank
Wells Fargo Bank, N.A.
The Bank of Nova Scotia
Credit Lyonnais Los Angeles Branch
Dresdner Bank AG, New York Branch and Grand Cayman Branch
Key Bank National Association
The Long-Term Credit Bank of Japan, Ltd.,
  Los Angeles Branch
The Bank of New York
BHF-Bank Aktiengesellschaft
The Fuji Bank, Limited, Los Angeles Agency
LaSalle National Bank
Mellon Bank, N.A.
The Mitsubishi Trust and Banking Corporation,
  Los Angeles Agency
National City Bank
The Sakura Bank, Limited
NATEXIS Banque - BFCE

                                   EXHIBIT F

                  FORM OF ASSIGNMENT AND ACCEPTANCE AGREEMENT
                  -------------------------------------------



       This ASSIGNMENT AND ACCEPTANCE AGREEMENT (this "Assignment and
                                                       --------------
Acceptance") dated as of ____________, 199_ is made between
----------
______________________________ (the "Assignor") and __________________________
                                     --------
(the "Assignee").
      --------


                                    RECITALS
                                    --------

       WHEREAS, the Assignor is party to that certain Amended and Restated Credit Agreement dated as of May 20, 1998 (as amended, amended and restated, modified, supplemented or renewed, the "Credit Agreement") among CB Richard
                                        ----------------
Ellis Services, Inc., a Delaware corporation (the "Company"), the several
                                                   -------
financial institutions from time to time party thereto (including the Assignor, the "Banks"), and Bank of America National Trust and Savings Association, as
     -----
letter of credit issuing bank ("Issuing Bank") and as agent for the Banks (the
                                ------------
"Agent").  Any terms defined in the Credit Agreement and not defined in this
------
Assignment and Acceptance are used herein as defined in the Credit Agreement;

       WHEREAS, as provided under the Credit Agreement, the Assignor has committed to making Loans (the "Committed Loans") to the Company in an aggregate
                                ---------------
amount not to exceed $__________ (the "Commitment");
                                       ----------

       WHEREAS, [the Assignor has made Committed Loans in the aggregate principal amount of $__________ to the Company] [no Committed Loans are outstanding under the Credit Agreement];

       WHEREAS, [the Assignor has acquired a participation in the Issuing Bank's liability under Letters of Credit in an aggregate principal amount of $____________ (the "L/C Obligations")] [no Letters of Credit are outstanding
                    ---------------
under the Credit Agreement]; and

       WHEREAS, the Assignor wishes to assign to the Assignee [part of the] [all] rights and obligations of the Assignor under the Credit Agreement in respect of its Commitment, [together with a corresponding portion of each of its outstanding Committed Loans and L/C Obligations,] in an amount equal to $__________ (the "Assigned Amount") on the terms and subject to the conditions
                  ---------------
set forth herein and the Assignee wishes to accept assignment of such rights and to assume such obligations from the Assignor on such terms and subject to such conditions;

       NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, the parties hereto agree as follows:


  1.   Assignment and Acceptance.
       -------------------------

       (a) Subject to the terms and conditions of this Assignment and Acceptance, (i) the Assignor hereby sells, transfers and assigns to the Assignee, and

(ii) the Assignee hereby purchases, assumes and undertakes from the Assignor, without recourse and without representation or warranty (except as provided in this Assignment and Acceptance) __% (the "Assignee's Percentage Share") of (A)
                                          ---------------------------
the Commitment [and the Committed Loans and the L/C Obligations] of the Assignor and (B) all related rights, benefits, obligations, liabilities and indemnities of the Assignor under and in connection with the Credit Agreement and the Loan Documents.

       [If appropriate, add paragraph specifying payment to Assignor by Assignee of outstanding principal of, accrued interest on, and fees with respect to, Committed Loans and L/C Obligations assigned.]

       (b) With effect on and after the Effective Date (as defined in Section 5 hereof), the Assignee shall be a party to the Credit Agreement and succeed to all of the rights and be obligated to perform all of the obligations of a Bank under the Credit Agreement, including the requirements concerning confidentiality and the payment of indemnification, with a Commitment in an amount equal to the Assigned Amount. The Assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Bank. It is the intent of the parties hereto that the Commitment of the Assignor shall, as of the Effective Date, be reduced by an amount equal to the Assigned Amount and the Assignor shall relinquish its rights and be released from its obligations under the Credit Agreement to the extent such obligations have been assumed by the Assignee; provided, however, the Assignor shall not relinquish its rights under
          --------  -------
Sections 4.01, 4.03 and 11.05 of the Credit Agreement to the extent such rights relate to the time prior to the Effective Date.

       (c) After giving effect to the assignment and assumption set forth herein, on the Effective Date the Assignee's Commitment will be $__________.

       (d) After giving effect to the assignment and assumption set forth herein, on the Effective Date the Assignor's Commitment will be $__________.

  2.   Payments.
       --------

       (a) As consideration for the sale, assignment and transfer contemplated in Section 1 hereof, the Assignee shall pay to the Assignor on the Effective Date in immediately available funds an amount equal to $__________, representing the Assignee's Pro Rata Share of the principal amount of all Committed Loans.

       (b) The [Assignor] [Assignee] further agrees to pay to the Agent a processing fee in the amount specified in Section 11.08(a) of the Credit Agreement.

  3.   Reallocation of Payments.
       ------------------------

  Any interest, fees and other payments accrued to the Effective Date with respect to the Commitment[,] [and] Committed Loans [and L/C Obligations] shall be for the account of the Assignor. Any interest, fees and other payments accrued on and after the Effective Date with respect to the Assigned Amount shall be for the account of the Assignee. Each of the Assignor and the Assignee agrees that it will hold in trust for the other party any interest, fees and other amounts which it may receive to which the other party is entitled pursuant to the preceding sentence and pay to the other party any such amounts which it may receive promptly upon receipt.

  4.   Independent Credit Decision.
       ---------------------------

  The Assignee (a) acknowledges that it has received a copy of the Credit Agreement and the Annexes, Schedules and Exhibits thereto, together with copies of the most recent financial statements referred to in Section 7.01 of the Credit Agreement, and such other documents and information as it has deemed appropriate to make its own credit and legal analysis and decision to enter into this Assignment and Acceptance; and (b) agrees that it will, independently and without reliance upon the Assignor, the Agent or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit and legal decisions in taking or not taking action under the Credit Agreement.

  5.   Effective Date; Notices.
       -----------------------

       (a) As between the Assignor and the Assignee, the effective date for this Assignment and Acceptance shall be __________, 199__ (the "Effective Date");
                                                           --------------
provided that the following conditions precedent have been satisfied on or
--------
before the Effective Date:

                  (i) this Assignment and Acceptance shall be executed and delivered by the Assignor and the Assignee;

                  (ii) the consent of the Company, the Issuing Bank and the Agent required for an effective assignment of the Assigned Amount by the Assignor to the Assignee under Section 11.08 of the Credit Agreement shall have been duly obtained and shall be in full force and effect as of the Effective Date;

                  (iii) the Assignee shall pay to the Assignor all amounts due to the Assignor under this Assignment and Acceptance;

                  (iv) the Assignee shall have complied with Section 11.08 of the Credit Agreement (if applicable);

                  (v) the processing fee referred to in Section 2(b) hereof and in Section 11.08 of the Credit Agreement shall have been paid to the Agent; and

                  (vi) the Assignor shall have assigned and the Assignee shall have assumed a percentage equal to the Assignee's Percentage Share of the rights and obligations of the Assignor under the Credit Agreement (if such agreement exists).

          (b) Promptly following the execution of this Assignment and Acceptance, the Assignor shall deliver to the Company, the Issuing Bank and the Agent for acknowledgment by the Agent, a Notice of Assignment substantially in the form attached hereto as Schedule 1.
                            ----------

     6.   Agent.
          -----

          (a) The Assignee hereby appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement as are delegated to the Agent by the Banks pursuant to the terms of the Credit Agreement.

          [(b) The Assignee shall assume no duties or obligations held by the Assignor in its capacity as Agent under the Credit Agreement.] [INCLUDE ONLY IF ASSIGNOR IS AGENT]

     7.   Withholding Tax.
          ---------------

     The Assignee (a) represents and warrants to the Bank, the Agent and the Company that under applicable law and treaties no tax will be required to be withheld by the Bank with respect to any payments to be made to the Assignee hereunder, (b) agrees to furnish (if it is organized under the laws of any jurisdiction other than the United States or any State thereof) to the Agent and the Company prior to the time that the Agent or Company is required to make any payment of principal, interest or fees hereunder, duplicate executed originals of either U.S. Internal Revenue Service Form 4224 or U.S. Internal Revenue Service Form 1001 (wherein the Assignee claims entitlement to the benefits of a tax treaty that provides for a complete exemption from U.S. federal income withholding tax on all payments hereunder) and agrees to provide new Forms 4224 or 1001 upon the expiration of any previously delivered form or comparable statements in accordance with applicable U.S. law and regulations and amendments thereto, duly executed and completed by the Assignee, and (c) agrees to comply with all applicable U.S. laws and regulations with regard to such withholding tax exemption.

     8.   Representations and Warranties.
          ------------------------------

          (a) The Assignor represents and warrants that (i) it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any Lien or other adverse claim; (ii) it is duly organized and existing and it has the full power and authority to take, and has taken, all action necessary to execute and deliver this Assignment and Acceptance and any other documents required or permitted to be executed or delivered by it in connection with this Assignment and Acceptance and to fulfill its obligations hereunder; (iii) no notices to, or consents, authorizations or approvals of, any Person are required (other than any already given or obtained) for its due execution, delivery and performance of this Assignment and Acceptance, and apart from any agreements or undertakings or filings required by the Credit Agreement, no further action by, or notice to, or filing with, any Person is required of it for such execution, delivery or performance; and (iv) this Assignment and Acceptance has been duly executed and delivered by it and constitutes the legal, valid and binding obligation of the Assignor, enforceable against the Assignor in accordance with the terms hereof, subject, as to enforcement, to bankruptcy, insolvency, moratorium, reorganization and other laws of general application relating to or affecting creditors' rights and to general equitable principles.

          (b) The Assignor makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or any other instrument or document furnished pursuant thereto. The Assignor makes no representation or warranty in connection with, and assumes no responsibility with respect to, the solvency, financial condition or statements of the Company, or the performance or observance by the Company, of any of its respective obligations under the Credit Agreement or any other instrument or document furnished in connection therewith.

          (c) The Assignee represents and warrants that (i) it is duly organized and existing and it has full power and authority to take, and has taken, all action necessary to execute and deliver this Assignment and Acceptance and any other documents required or permitted to be executed or delivered by it in connection with this Assignment and Acceptance, and to fulfill its obligations hereunder; (ii) no notices to, or consents, authorizations or approvals of, any Person are required (other than any already given or obtained) for its due execution, delivery and performance of this Assignment and Acceptance; and apart from any agreements or undertakings or filings required by the Credit Agreement, no further action by, or notice to, or filing with, any Person is required of it for such execution, delivery or performance; (iii) this Assignment and Acceptance has been duly executed and delivered by it and constitutes the legal, valid and binding obligation of the Assignee, enforceable against the Assignee in accordance with the terms hereof, subject, as to enforcement, to bankruptcy, insolvency, moratorium, reorganization and other laws of general application relating to or affecting creditors' rights and to general equitable principles; and (iv) it is an Eligible Assignee.

     9.   Further Assurances.
          ------------------

     The Assignor and the Assignee each hereby agree to execute and deliver such other instruments, and take such other action, as either party may reasonably request in connection with the transactions contemplated by this Assignment and Acceptance, including the delivery of any notices or other documents or instruments to the Company or the Agent, which may be required in connection with the assignment and assumption contemplated hereby.

     10.  Miscellaneous.
          -------------

          (a) Any amendment or waiver of any provision of this Assignment and Acceptance shall be in writing and signed by the parties hereto. No failure or delay by either party hereto in exercising any right, power or privilege hereunder shall operate as a waiver thereof and any waiver of any breach of the provisions of this Assignment and Acceptance shall be without prejudice to any rights with respect to any other or further breach thereof.

          (b) All payments made hereunder shall be made without any set-off or counterclaim.

          (c) The Assignor and the Assignee shall each pay its own costs and expenses incurred in connection with the negotiation, preparation, execution and performance of this Assignment and Acceptance.

          (d) This Assignment and Acceptance may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

          (e) THIS ASSIGNMENT AND ACCEPTANCE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF CALIFORNIA. The Assignor and the Assignee each irrevocably submits to the non-exclusive jurisdiction of any State or Federal court sitting in California over any suit, action or proceeding arising out of or relating to this Assignment and Acceptance and irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such California State or Federal court. Each party to this Assignment and Acceptance hereby irrevocably waives, to the fullest extent it may effectively do so, the defense of an inconvenient forum to the maintenance of such action or proceeding.

          (f) THE ASSIGNOR AND THE ASSIGNEE EACH HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS ASSIGNMENT AND ACCEPTANCE, THE CREDIT AGREEMENT, ANY RELATED DOCUMENTS AND AGREEMENTS OR ANY COURSE OF CONDUCT, COURSE OF DEALING, OR STATEMENTS (WHETHER ORAL OR WRITTEN).

          [Other provisions to be added as may be negotiated between the Assignor and the Assignee, provided that such provisions are not inconsistent with the Credit Agreement.]

     IN WITNESS WHEREOF, the Assignor and the Assignee have caused this Assignment and Acceptance to be executed and delivered by their duly authorized officers as of the date first above written.

                              [ASSIGNOR]


                         By:  __________________________
                              Name:
                              Title:

                         Address:



                         By:  __________________________
                              Name:
                              Title:

                         Address:



                              [ASSIGNEE]


                         By:  __________________________
                              Name:
                              Title:

                         Address:



                         By:  _____________________
                              Name:
                              Title:

                         Address:

                                   Schedule 1

                      NOTICE OF ASSIGNMENT AND ACCEPTANCE
                      -----------------------------------


                                                           _______________, 19__



Bank of America National Trust
  and Savings Association, as Agent
1455 Market Street, 12th Floor
San Francisco, CA  94103
Attn:  Agency Management Services #5596

[Bank of America National Trust
  and Savings Association, as Issuing Bank
International Trade
Banking Division #5655
333 S. Beaudry Ave., 19th Floor
Los Angeles, CA  90017]

CB Richard Ellis Services, Inc.
533 South Fremont Avenue
Los Angeles, California  90071]

Ladies and Gentlemen:

     We refer to the Amended and Restated Credit Agreement dated as of May 20, 1998 (as amended, amended and restated, modified, supplemented or renewed from time to time the "Credit Agreement") among CB Richard Ellis Services, Inc., a
                  ----------------
Delaware corporation (the "Company"), the Banks referred to therein and Bank of
                           -------
America National Trust and Savings Association, as letter of credit issuing bank ("Issuing Bank") and as agent for the Banks (the "Agent"). Terms defined in the
  ------------                                    -----
Credit Agreement are used herein as therein defined.

     1. We hereby give you notice of, and request your consent to, the assignment by __________________ (the "Assignor") to _______________ (the
                                       --------
"Assignee") of _____% of the right, title and interest of the Assignor in and to
---------
the Credit Agreement (including, without limitation, the right, title and interest of the Assignor in and to the Commitments of the Assignor[,] [and] all outstanding Loans made by the Assignor [and the Assignor's participation in the Letters of Credit]) pursuant to the Assignment and Acceptance Agreement attached hereto (the "Assignment and Acceptance"). Before giving effect to such
             -------------------------
assignment the Assignor's Commitment is $ ___________[,] [and] the aggregate amount of its outstanding Loans is $_____________[, and its participation in L/C Obligations is $_____________].

     2. The Assignee agrees that, upon receiving the consent of the Agent, [the Issuing Bank] and, if applicable, CB Richard Ellis Services, Inc. to such assignment, the Assignee will be bound by the terms of the Credit Agreement as fully and to the same extent as if the Assignee were the Bank originally holding such interest in the Credit Agreement.

     3.   The following administrative details apply to the Assignee:

          (A)  Notice Address:

               Assignee name: ____________________________________
               Address: __________________________________________
                         _________________________________________
                         _________________________________________

               Attention: ________________________________________
               Telephone:  (___) _________________________________
               Telecopier:  (___) ________________________________
               Telex (Answerback): _______________________________

          (B)  Payment Instructions:

               Account No.: ______________________________________
                    At:       ____________________________________
                              ____________________________________
                            ______________________________________
               Reference:   ______________________________________
               Attention:   ______________________________________

     4. You are entitled to rely upon the representations, warranties and covenants of each of the Assignor and Assignee contained in the Assignment and Acceptance.

     IN WITNESS WHEREOF, the Assignor and the Assignee have caused this Notice of Assignment and Acceptance to be executed by their respective duly authorized officials, officers or agents as of the date first above mentioned.


                              Very truly yours,

                              [NAME OF ASSIGNOR]


                         By:  _______________________
                              Name:
                              Title:

                              [NAME OF ASSIGNEE]


                         By:  ________________________
                              Name:
                              Title:


                         By:  ________________________
                              Name:
                              Title:



ACKNOWLEDGED AND ASSIGNMENT
CONSENTED TO:


CB RICHARD ELLIS SERVICES, INC.


By:  ____________________________________
     Name:
     Title:


BANK OF AMERICA NATIONAL TRUST AND
  SAVINGS ASSOCIATION, as Agent


By:  ____________________________________
     Name:
     Title:


[BANK OF AMERICA NATIONAL TRUST AND
  SAVINGS ASSOCIATION, as Issuing Bank


By:  ____________________________________
     Name:
     Title:]

                                   EXHIBIT G
                                   ---------


                            FORM OF PROMISSORY NOTE
                            -----------------------



  $____________                                        _________________, 199__



          FOR VALUE RECEIVED, the undersigned, CB RICHARD ELLIS SERVICES, INC., a Delaware corporation (the "Company"), hereby promises to pay to the order of
                             -------
________________________________ (the "Bank") the principal sum of
                                       ----
__________________________ Dollars ($________________________) or, if less, the aggregate unpaid principal amount of all Loans made by the Bank to the Company pursuant to the Amended and Restated Credit Agreement, dated as of May 20, 1998 (such Credit Agreement, as it may be amended, restated, supplemented or otherwise modified from time to time, being hereinafter called the "Credit
                                                                    ------
Agreement"), among the Company, the Bank, the other banks parties thereto, and
---------
Bank of America National Trust and Savings Association, as Agent for the Banks and as Issuing Bank, on the dates and in the amounts provided in the Credit Agreement. The Company further promises to pay interest on the unpaid principal amount of the Loans evidenced hereby from time to time at the rates, on the dates, and otherwise as provided in the Credit Agreement.

          The Bank is authorized to endorse the amount and the date on which each Loan is made, the maturity date therefor and each payment of principal with respect thereto on the schedules annexed hereto and made a part hereof, or on continuations thereof which shall be attached hereto and made a part hereof; provided, that any failure to endorse such information on such schedule or continuation thereof shall not in any manner affect any obligation of the Company under the Credit Agreement and this Promissory Note (the "Note").
                                                                  ----

          This Note is one of the Notes referred to in, and is entitled to the benefits of, the Credit Agreement, which Credit Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified.

          Terms defined in the Credit Agreement are used herein with their defined meanings therein unless otherwise defined herein. This Note shall be governed by, and construed and interpreted in accordance with, the laws of the State of California applicable to contracts made and to be performed entirely within such State.



                    CB RICHARD ELLIS SERVICES, INC.



                    By: ____________________________________
                        Name:
                        Title:

                                                              Schedule A to Note
                                                             -------------------



                BASE RATE LOANS AND REPAYMENT OF BASE RATE LOANS
                ------------------------------------------------




                                (3)           (4)
                 (2)         Maturity       Amount
                Amount        Date of       of Base        (5)
   (1)         of Base       Base Rate       Loan        Notation
   Date       Rate Loan        Loan         Repaid       Made By
----------    ----------    ----------    ----------    ----------
----------    ----------    ----------    ----------    ----------
----------    ----------    ----------    ----------    ----------
----------    ----------    ----------    ----------    ----------
----------    ----------    ----------    ----------    ----------
----------    ----------    ----------    ----------    ----------
----------    ----------    ----------    ----------    ----------
----------    ----------    ----------    ----------    ----------
----------    ----------    ----------    ----------    ----------
----------    ----------    ----------    ----------    ----------
----------    ----------    ----------    ----------    ----------
----------    ----------    ----------    ----------    ----------
----------    ----------    ----------    ----------    ----------
----------    ----------    ----------    ----------    ----------
----------    ----------    ----------    ----------    ----------
----------    ----------    ----------    ----------    ----------
----------    ----------    ----------    ----------    ----------
----------    ----------    ----------    ----------    ----------
----------    ----------    ----------    ----------    ----------
----------    ----------    ----------    ----------    ----------
----------    ----------    ----------    ----------    ----------

                                                              Schedule B to Note
                                                             -------------------



            OFFSHORE RATE LOANS AND REPAYMENT OF OFFSHORE RATE LOANS
            --------------------------------------------------------



                                             (4)
                  (2)         (3)          Amount
                Amount      Maturity         of
                  of          Date of      Offshore        (5)
   (1)         Offshore      Offshore     Rate Loan      Notation
   Date        rate Loan    Rate Loan       Repaid        Made By
----------    ----------    ----------    ----------    ----------
----------    ----------    ----------    ----------    ----------
----------    ----------    ----------    ----------    ----------
----------    ----------    ----------    ----------    ----------
----------    ----------    ----------    ----------    ----------
----------    ----------    ----------    ----------    ----------
----------    ----------    ----------    ----------    ----------
----------    ----------    ----------    ----------    ----------
----------    ----------    ----------    ----------    ----------
----------    ----------    ----------    ----------    ----------
----------    ----------    ----------    ----------    ----------
----------    ----------    ----------    ----------    ----------
----------    ----------    ----------    ----------    ----------
----------    ----------    ----------    ----------    ----------
----------    ----------    ----------    ----------    ----------
----------    ----------    ----------    ----------    ----------
----------    ----------    ----------    ----------    ----------
----------    ----------    ----------    ----------    ----------
----------    ----------    ----------    ----------    ----------
----------    ----------    ----------    ----------    ----------
----------    ----------    ----------    ----------    ----------

                                                                       EXHIBIT H

                   AMENDED AND RESTATED SUBSIDIARY GUARANTY

          This AMENDED AND RESTATED SUBSIDIARY GUARANTY, (as it may be amended, supplemented or otherwise modified from time to time, this "GUARANTY") is entered into as of May 20, 1998 by CB RICHARD ELLIS, INC., a Delaware corporation (formerly known as CB Commercial Real Estate Group, Inc.), KOLL MANAGEMENT SERVICES, INC., a Delaware corporation, WESTMARK REAL ESTATE ACQUISITION PARTNERSHIP, L.P., a Delaware limited partnership, L.J. MELODY & COMPANY, a Texas corporation, CB RICHARD ELLIS CORPORATE FACILITIES MANAGEMENT, INC., a Delaware corporation (formerly known as Koll Corporate Services, Inc.), KOLL INVESTMENT MANAGEMENT, INC., a California corporation, CBC FREMONT, INCORPORATED, a Delaware corporation (formerly known as Koll Bren Realty Advisors, Inc.), CBS INVESTMENT REALTY, INC., an Arizona corporation, KOLL PARTNERSHIPS I, INC., a Delaware corporation, KOLL PARTNERSHIPS II, INC., a Delaware corporation, and KOLL/CC&F MANAGEMENT SERVICES, a California general partnership (each a "GUARANTOR" and collectively, "GUARANTORS") in favor of and for the benefit of BANK OF AMERICA NATIONAL TRUST & SAVINGS ASSOCIATION, as agent for and representative of (in such capacity herein called "AGENT") those certain financial institutions (each a "BANK" and collectively, "BANKS") party to the Credit Agreement (as hereinafter defined).

                                    RECITALS

          A. CB Richard Ellis Services, Inc., a Delaware corporation ("COMPANY") (formerly known as CB Commercial Real Estate Services Group, Inc.), Agent and certain financial institutions (collectively, "ORIGINAL BANKS") entered into that certain Credit Agreement dated as of August 28, 1997 (the "EXISTING CREDIT AGREEMENT"), pursuant to which Original Banks agreed, among other things, to provide Company with a reducing revolving credit facility.

          B. As a condition precedent to the effectiveness of the Existing Credit Agreement, Guarantors and Agent executed that certain Subsidiary Guaranty dated as of August 28, 1997 (the "EXISTING SUBSIDIARY GUARANTY"), guarantying Company's obligations under the Credit Agreement.

          C. Company has agreed to amend and restate the Existing Credit Agreement pursuant to that certain Amended and Restated Credit Agreement dated as of May 20, 1998 by and among Company, Agent, and Banks (as the same from time to time may be amended, restated, supplemented or otherwise modified, the "CREDIT AGREEMENT"), under which Banks have agreed, among other things, to increase the amount of the reducing revolving credit facility provided under the Existing Credit

Agreement upon the terms and subject to the conditions set forth in the Credit Agreement.

          D. Company owns, directly or indirectly, 100% of the issued and outstanding capital stock, partnership interest or membership interest of each Guarantor.

          E. The transactions contemplated by the Credit Agreement will confer, directly or indirectly, a benefit on each Guarantor.

          F. It is a condition precedent to effectiveness of the Credit Agreement that the Existing Subsidiary Guaranty be amended and restated pursuant to this Guaranty and that Company's obligations under the Credit Agreement and the other Loan Documents (as defined in the Credit Agreement) be guarantied by Guarantors as provided herein.

          NOW, THEREFORE, based upon the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in order to induce Banks and Agent to enter into the Credit Agreement, Guarantors hereby agree as follows:

SECTION 1. DEFINITIONS

     1.1  CERTAIN DEFINED TERMS.  Capitalized terms defined in the Credit
          ---------------------
Agreement and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement. As used in this Guaranty, the following terms shall have the following meanings unless the context otherwise requires:

          "GUARANTIED OBLIGATIONS" has the meaning assigned to that term in subsection 2.1.

          "PAYMENT IN FULL", "PAID IN FULL" or any similar term means payment in full of the Guarantied Obligations, including without limitation all principal, interest, costs, fees and expenses (including, without limitation, reasonable legal fees and expenses) of Banks and Agent as required under the Credit Agreement and the other Loan Documents.

     1.2  INTERPRETATION.
          --------------

          (a) References to "Sections" and "subsections" shall be to Sections and subsections, respectively, of this Guaranty unless otherwise specifically provided. All accounting terms not otherwise defined herein shall have the meanings assigned to them under generally accepted accounting principles.

          (b) In the event of any conflict or inconsistency between the terms, conditions and provisions of this Guaranty and the terms, conditions and provisions of the Credit Agreement and the other Loan Documents, the terms, conditions and provisions of this Guaranty shall prevail.

SECTION 2. THE GUARANTY

     2.1  GUARANTY OF THE GUARANTIED OBLIGATIONS.  Subject to the provisions of
          --------------------------------------
subsection 2.2(a), Guarantors, jointly and severally, hereby irrevocably and unconditionally guaranty, as primary obligors and not merely as sureties, the due and punctual payment in full of all Guarantied Obligations when the same shall become due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. (S) 362(a)). The term "GUARANTIED OBLIGATIONS" is used herein in its most comprehensive sense and includes:

          (a) any and all obligations of Company in respect of principal, interest, fees, costs, expenses (including, without limitation, legal fees and expenses of counsel and allocated costs of internal counsel), indemnities and liabilities of whatsoever nature now or hereafter made, incurred or created, whether absolute or contingent, liquidated or unliquidated, whether due or not due, and however arising under or in connection with the Credit Agreement and the other Loan Documents, including those arising under successive borrowing transactions under the Credit Agreement which shall either continue such obligations of Company or from time to time renew them after they have been satisfied and including interest which, but for the filing of a petition in bankruptcy with respect to Company, would have accrued on any Guarantied Obligations, whether or not a claim is allowed against Company for such interest in the related bankruptcy proceeding, and the obligation to make payments in the event of early termination thereunder; and

          (b) those expenses set forth in subsection 2.9 hereof.

     2.2  LIMITATION ON AMOUNT GUARANTIED; CONTRIBUTION BY GUARANTORS.    (a)
          -----------------------------------------------------------
Anything contained in this Guaranty to the contrary notwithstanding, if any Fraudulent Transfer Law (as hereinafter defined) is determined by a court of competent jurisdiction to be applicable to the obligations of any Guarantor under this Guaranty, such obligations of such Guarantor hereunder shall be limited to a maximum aggregate amount equal to the largest amount that would not render its obligations hereunder subject to avoidance as a fraudulent transfer or conveyance under Section 548 of Title 11 of the United States Code or any applicable provisions of comparable state law (collectively, the "FRAUDULENT TRANSFER LAWS"), in each case after giving effect to all other liabilities of such Guarantor, contingent or otherwise, that are relevant under the Fraudulent Transfer Laws (specifically excluding, however, any liabilities of such Guarantor (x) in respect of intercompany indebtedness to Company or other affiliates of Company to the extent that such indebtedness would be discharged in an amount equal to the amount paid by such Guarantor hereunder and (y) under any guaranty of Subordinated Indebtedness which guaranty contains a limitation as to maximum amount similar to that set forth in this subsection 2.2(a), pursuant to which the liability of such Guarantor hereunder is included in the liabilities taken into account in determining such maximum amount) and after giving effect as assets to the value (as determined under the applicable provisions of the Fraudulent Transfer Laws) of any rights to subrogation, reimbursement, indemnification or contribution of such Guarantor pursuant to applicable law or pursuant to the terms of any agreement (including without limitation any such right of contribution under subsection 2.2(b)).

     (b) Guarantors under this Guaranty together desire to allocate among themselves, in a fair and equitable manner, their obligations arising under this Guaranty. Accordingly, in the event any payment or distribution is made on any date by any Guarantor under this Guaranty (a "FUNDING GUARANTOR") that exceeds its Fair Share (as defined below) as of such date, that Funding Guarantor shall be entitled to a contribution from each of the other Guarantors in the amount of such other Guarantor's Fair Share Shortfall (as defined below) as of such date, with the result that all such contributions will cause each Guarantor's Aggregate Payments (as defined below) to equal its Fair Share as of such date. "FAIR SHARE" means, with respect to a Guarantor as of any date of determination, an amount equal to (i) the ratio of (x) the Adjusted Maximum Amount (as defined below) with respect to such Guarantor to (y) the aggregate of the Adjusted Maximum Amounts with respect to all Guarantors, multiplied by (ii) the aggregate
                                                ---------- --
amount paid or distributed on or before such date by all Funding Guarantors under this Guaranty in respect of the obligations guarantied. "FAIR SHARE SHORTFALL" means, with respect to a Guarantor as of any date of determination, the excess, if any, of the Fair Share of such Guarantor over the Aggregate Payments of such Guarantor. "ADJUSTED MAXIMUM AMOUNT" means, with respect to a Guarantor as of any date of determination, the maximum aggregate amount of the obligations of such Guarantor under this Guaranty, determined as of such date in accordance with subsection 2.2(a); provided that, solely for purposes of
                                   --------
calculating the "ADJUSTED MAXIMUM AMOUNT" with respect to any Guarantor for purposes of this subsection 2.2(b), any assets or liabilities of such Guarantor arising by virtue of any rights to subrogation, reimbursement or indemnification or any rights to or obligations of contribution hereunder shall not be considered as assets or liabilities of such Guarantor. "AGGREGATE PAYMENTS" means, with respect to a Guarantor as of any date of determination, an amount equal to (i) the aggregate amount of all payments and distributions made on or before such date by such Guarantor in respect of this Guaranty (including, without limitation, in respect of this subsection 2.2(b)) minus (ii) the
                                                          -----
aggregate amount of all payments received on or before such date by such Guarantor from the other Guarantors as contributions under this subsection 2.2(b). The amounts payable as contributions hereunder shall be determined as of the date on which the related payment or distribution is made by the applicable Funding Guarantor. The allocation among Guarantors of their obligations as set forth in this subsection 2.2(b) shall not be construed in any way to limit the liability of any Guarantor hereunder.

     2.3  PAYMENT BY GUARANTORS; APPLICATION OF PAYMENTS.  Subject to the
          ----------------------------------------------
provisions of subsection 2.2(a), Guarantors hereby jointly and severally agree, in furtherance of the foregoing and not in limitation of any other right which Agent or any Bank may have at law or in equity against any Guarantor by virtue hereof, that upon the failure of Company to pay any of the Guarantied Obligations when and as the same shall become due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. (S) 362(a)), Guarantors will upon demand pay, or cause to be paid, in cash, to Agent for the ratable benefit of Banks, an amount equal to the sum of the unpaid principal amount of all Guarantied Obligations then due as aforesaid, accrued and unpaid interest on such Guarantied Obligations (including, without limitation, interest which, but for the filing of a petition in bankruptcy with respect to Company, would have accrued on such Guarantied Obligations, whether or not a claim is allowed against Company for such interest in the related bankruptcy proceeding) and all other Guarantied Obligations then owed to Banks and/or Agent as aforesaid. All such payments shall be applied promptly from time to time by
Agent:

          First, to the payment of costs and expenses of any collection or other
          -----
     realization under this Guaranty, including reasonable compensation to Agent and its agents and counsel, and all expenses, liabilities and advances made or incurred by Agent in connection therewith;

          Second, to the payment of all other Guarantied Obligations; and
          ------

          Third, after payment in full of all Guarantied Obligations, to the
          -----
     payment to Guarantor, or its successors or assigns, or to whomsoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct, of any surplus then remaining from such payments.

     2.4  LIABILITY OF GUARANTORS ABSOLUTE.  Each Guarantor agrees that its
          --------------------------------
obligations hereunder are irrevocable, absolute, independent and unconditional and shall not be affected by any circumstance which constitutes a legal or equitable discharge of a guarantor or surety other than payment in full of the Guarantied Obligations. In furtherance of the foregoing and without limiting the generality thereof, each Guarantor agrees as follows:

          (a) This Guaranty is a guaranty of payment when due and not of collectibility.

          (b) Agent may enforce this Guaranty upon the occurrence of an Event of Default under the Credit Agreement notwithstanding the existence of any dispute between Company and any Bank with respect to the existence of such Event of Default.

          (c) The obligations of each Guarantor hereunder are independent of the obligations of Company under the Credit Agreement and the obligations of any other guarantor (including any other Guarantor) of the obligations of Company under the Credit Agreement, and a separate action or actions may be brought and prosecuted against such Guarantor whether or not any action is brought against Company or any of such other guarantors and whether or not Company is joined in any such action or actions.

          (d) Payment by any Guarantor of a portion, but not all, of the Guarantied Obligations shall in no way limit, affect, modify or abridge any Guarantor's liability for any portion of the Guarantied Obligations which has not been paid. Without limiting the generality of the foregoing, if Agent is awarded a judgment in any suit brought to enforce any Guarantor's covenant to pay a portion of the Guarantied Obligations, such judgment shall not be deemed to release such Guarantor from its covenant to pay the portion of the Guarantied Obligations that is not the subject of such suit, and such judgment shall not, except to the extent satisfied by such Guarantor, limit, affect, modify or abridge any other Guarantor's liability hereunder in respect of the Guarantied Obligations.

          (e) Any Bank, upon such terms as it deems appropriate, without notice or demand and without affecting the validity or enforceability of this Guaranty or giving rise to any reduction, limitation, impairment, discharge or termination of any Guarantor's liability hereunder, from time to time may (i) renew, extend, accelerate, increase the rate of interest on, or otherwise change the time, place, manner or terms of payment of the Guarantied Obligations, (ii) settle, compromise, release or discharge, or accept or refuse any offer of performance with respect to, or substitutions for, the Guarantied Obligations or any agreement relating thereto and/or subordinate the payment of the same to the payment of any other obligations; (iii) request and accept other guaranties of the Guarantied Obligations and take and hold security for the payment of this Guaranty or the Guarantied Obligations; (iv) release, surrender, exchange, substitute, compromise, settle, rescind, waive, alter, subordinate or modify, with or without consideration, any security for payment of the Guarantied Obligations, any other guaranties of the Guarantied Obligations, or any other obligation of any Person (including any other Guarantor) with respect to the Guarantied Obligations; (v) enforce and apply any security now or hereafter held by or for the benefit of such Bank in respect of this Guaranty or the Guarantied Obligations and direct the order or manner of sale thereof, or exercise any other right or remedy that such Bank may have against any such security, in each case as such Bank in its discretion may determine consistent with the Credit Agreement and any applicable security agreement, including foreclosure on any such security pursuant to one or more judicial or nonjudicial sales, whether or not every aspect of any such sale is commercially reasonable, and even though such action operates to impair or extinguish any right of reimbursement or subrogation or other right or remedy of any Guarantor against Company or any security for the Guarantied Obligations; and (vi) exercise any other rights available to it under the Credit Agreement.

          (f) This Guaranty and the obligations of Guarantors hereunder shall be valid and enforceable and shall not be subject to any reduction, limitation, impairment, discharge or termination for any reason (other than payment in full of the Guarantied Obligations), including without limitation the occurrence of any of the following, whether or not any Guarantor shall have had notice or knowledge of any of them: (i) any failure or omission to assert or enforce or agreement or election not to assert or enforce, or the stay or enjoining, by order of court, by operation of law or otherwise, of the exercise or enforcement of, any claim or demand or any right, power or remedy (whether arising under the Credit Agreement, at law, in equity or otherwise) with respect to the Guarantied Obligations or any agreement relating thereto, or with respect to any other guaranty of or security for the payment of the Guarantied Obligations; (ii) any rescission, waiver, amendment or modification of, or any consent to departure from, any of the terms or provisions (including without limitation provisions relating to events of default) of the Credit Agreement or any agreement or instrument executed pursuant thereto, or of any other guaranty or security for the Guarantied Obligations, in each case whether or not in accordance with the terms of the Credit Agreement or any agreement relating to such other guaranty or security; (iii) the Guarantied Obligations, or any agreement relating thereto, at any time being found to be illegal, invalid or unenforceable in any respect; (iv) the application of payments received from any source (other than payments received pursuant to the Credit Agreement or from the proceeds of any security for the Guarantied Obligations, except to the extent such security also serves as collateral for indebtedness other than the Guarantied Obligations) to the payment of indebtedness other than the Guarantied Obligations, even though Agent or any Bank might have elected to apply such payment to any part or all of the Guarantied Obligations; (v) any Bank's consent to the change, reorganization or termination of the corporate structure or existence of Company or the corporate, partnership or limited liability company structure of any of its Subsidiaries and to any corresponding restructuring of the Guarantied Obligations; (vi) any failure to perfect or continue perfection of a security interest in any collateral which secures any of the Guarantied Obligations; (vii) any defenses, set-offs or counterclaims which Company may allege or assert against any Bank in respect of the Guarantied Obligations, including but not limited to failure of consideration, breach of warranty, payment, statute of frauds, statute of limitations, accord and satisfaction and usury; and (viii) any other act or thing or omission, or delay to do any other act or thing, which may or might in any manner or to any extent vary the risk of any Guarantor as an obligor in respect of the Guarantied Obligations.

     2.5  WAIVERS BY GUARANTORS.  Each Guarantor hereby waives, for the benefit
          ---------------------
of Banks and Agent:

          (a) any right to require Agent or any Bank, as a condition of payment or performance by such Guarantor, to (i) proceed against Company, any other guarantor (including any other Guarantor) of the Guarantied Obligations or any other Person, (ii) proceed against or exhaust any security held from Company, any such other guarantor (including any other Guarantor) or any other Person, (iii) proceed against or have resort to any balance of any deposit account or credit on the books of Agent or any Bank in favor of Company or any other Person, or (iv) pursue any other remedy in the power of Agent or any Bank whatsoever;

          (b) any defense arising by reason of the incapacity, lack of authority or any disability or other defense of Company including, without limitation, any defense based on or arising out of the lack of validity or the unenforceability of the Guarantied Obligations or any agreement or instrument relating thereto or by reason of the cessation of the liability of Company from any cause other than payment in full of the Guarantied Obligations;

          (c) any defense based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in other respects more burdensome than that of the principal;

          (d) any defense based upon Agent's or any Bank's errors or omissions in the administration of the Guarantied Obligations, except behavior which amounts to bad faith;

          (e) (i) any principles or provisions of law, statutory or otherwise, which are or might be in conflict with the terms of this Guaranty and any legal or equitable discharge of such Guarantor's obligations hereunder,
     (ii) the benefit of any statute of limitations affecting such Guarantor's liability hereunder or the enforcement hereof, (iii) any rights to set-offs, recoupments and counterclaims, and (iv) promptness, diligence and any requirement that Agent or any Bank protect, secure, perfect or insure any security interest or lien or any property subject thereto;

          (f) notices, demands, presentments, protests, notices of protest, notices of dishonor and notices of any action or inaction, including acceptance of this Guaranty, notices of default under the Credit Agreement, the Loan Documents or any agreement or instrument related thereto, notices of any renewal, extension or modification of the Guarantied Obligations or any agreement related thereto, notices of any extension of credit to Company and notices of any of the matters referred to in subsection 2.4 and any right to consent to any thereof; and

          (g) any defenses or benefits that may be derived from or afforded by law which limit the liability of or exonerate guarantors or sureties, or which may conflict with the terms of this Guaranty.

     2.6  CERTAIN CALIFORNIA LAW WAIVERS.  As used in this subsection 2.6, any
          ------------------------------
reference to "the principal" includes Company, and any reference to "the creditor" includes Agent and each Bank. In accordance with Section 2856 of the California Civil Code:

          (a) each Guarantor agrees (i) to waive any and all rights of subrogation and reimbursement against Company or against any collateral or security granted by Company for any of the Guarantied Obligations and (ii) to withhold the exercise of any and all rights of subrogation, reimbursement and contribution against Company, against any other guarantor of any of the Guarantied Obligations and against any collateral or security granted by any such other guarantor for any of the Guarantied Obligations until the Guarantied Obligations shall have been paid in full and all letters of credit issued under the Credit Agreement and the other Loan Documents shall have expired or been cancelled, all as more fully set forth in subsection 2.7;

          (b) each Guarantor waives any and all other rights and defenses available to such Guarantor by reason of Sections 2787 to 2855, inclusive, 2899 and 3433 of the California Civil Code, including without limitation any and all rights or defenses such Guarantor may have by reason of protection afforded to the principal with respect to any of the Guarantied Obligations, or to any other guarantor (including any other Guarantor) of any of the Guarantied Obligations with respect to any of such guarantor's obligations under its guaranty, in either case pursuant to the antideficiency or other laws of the State of California limiting or discharging the principal's indebtedness or such guarantor's obligations, including without limitation Section 580a, 580b, 580d, or 726 of the California Code of Civil Procedure; and

          (c) each Guarantor waives all rights and defenses arising out of an election of remedies by the creditor, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for any Guarantied Obligation, has destroyed such Guarantor's rights of subrogation and reimbursement against the principal by the operation of
     Section 580d of the Code of Civil Procedure or otherwise; and even though that election of remedies by the creditor, such as nonjudicial foreclosure with respect to security for an obligation of any other guarantor (including any other Guarantor) of any of the Guarantied Obligations, has destroyed such Guarantor's rights of contribution against such other guarantor.

No other provision of this Guaranty shall be construed as limiting the generality of any of the covenants and waivers set forth in this subsection 2.6.

     2.7  GUARANTORS' RIGHTS OF SUBROGATION, CONTRIBUTION, ETC.  Each Guarantor
          ----------------------------------------------------
hereby waives any claim, right or remedy, direct or indirect, that such Guarantor now has or may hereafter have against Company or any of its assets in connection with this Guaranty or the performance by such Guarantor of its obligations hereunder, in each case whether such claim, right or remedy arises in equity, under contract, by statute (including without limitation under California Civil Code Section 2847, 2848 or 2849), under common law or otherwise and including without limitation (a) any right of subrogation, reimbursement or indemnification that such Guarantor now has or may hereafter have against Company, (b) any right to enforce, or to participate in, any claim, right or remedy that Agent or any Bank now has or may hereafter have against Company, and
(c) any benefit of, and any right to participate in, any collateral or security now or hereafter held by Agent or any Bank. In addition, until the Guarantied Obligations shall have been indefeasibly paid in full and all letters of credit issued under the Credit Agreement shall have expired or been cancelled, each Guarantor shall withhold exercise of any right of contribution such Guarantor may have against any other guarantor (including any other Guarantor) of the Guarantied Obligations (including without limitation any such right of contribution under California Civil Code Section 2848 or under subsection 2.2(b)). Each Guarantor further agrees that, to the extent the waiver or agreement to withhold the exercise of its rights of subrogation, reimbursement, indemnification and contribution as set forth herein is found by a court of competent jurisdiction to be void or voidable for any reason, any rights of subrogation, reimbursement or indemnification such Guarantor may have against Company or against any collateral or security, and any rights of contribution such Guarantor may have against any such other guarantor, shall be junior and subordinate to any rights Agent or any Bank may have against Company, to all right, title and interest Agent or any Bank may have in any such collateral or security, and to any right Agent or any Bank may have against such other guarantor. If any amount shall be paid to any Guarantor on account of any such subrogation, reimbursement, indemnification or contribution rights at any time when all Guarantied Obligations shall not have been paid in full, such amount shall be held in trust for Agent on behalf of Banks and shall forthwith be paid over to Agent for the benefit of Banks to be credited and applied against the Guarantied Obligations, whether matured or unmatured, in accordance with the terms hereof.

     2.8  SUBORDINATION OF OTHER OBLIGATIONS.  Any indebtedness of Company now
          ----------------------------------
or hereafter held by any Guarantor is hereby subordinated in right of payment to the Guarantied Obligations, and any such indebtedness of Company to such Guarantor collected or received by such Guarantor after an Event of Default has occurred and is continuing shall be held in trust for Agent on behalf of Banks and shall forthwith be paid over to Agent for the benefit of Banks to be credited and applied against the Guarantied Obligations but without affecting, impairing or limiting in any manner the liability of such Guarantor under any other provision of this Guaranty.

     2.9  EXPENSES.  Guarantors jointly and severally agree to pay, or cause to
          --------
be paid, on demand, and to save Agent and Banks harmless against liability for, any and all costs and expenses (including fees and disbursements of counsel and allocated costs of internal counsel) incurred or expended by Agent or any Bank in connection with the enforcement of or preservation of any rights under this Guaranty.

     2.10 CONTINUING GUARANTY.  This Guaranty is a continuing guaranty and shall
          -------------------
remain in effect until all of the Guarantied Obligations shall have been paid in full and all letters of credit issued under the Credit Agreement shall have expired or been cancelled. Each Guarantor hereby irrevocably waives any right (including without limitation any such right arising under California Civil Code
Section 2815) to revoke this Guaranty as to future transactions giving rise to any Guarantied Obligations.

     2.11 AUTHORITY OF GUARANTORS OR COMPANY.  It is not necessary for Agent or
          ----------------------------------
any Bank to inquire into the capacity or powers of any Guarantor or Company or the officers, directors or any agents acting or purporting to act on behalf of any of them.

     2.12 FINANCIAL CONDITION OF COMPANY.  Any Loans may be granted to Company
          ------------------------------
or continued from time to time without notice to or authorization from any Guarantor regardless of the financial or other condition of Company at the time of any such grant or continuation. Agent and Banks shall have no obligation to disclose or discuss with any Guarantor its assessment, or any Guarantor's assessment, of the financial condition of Company. Each Guarantor has adequate means to obtain information from Company on a continuing basis concerning the financial condition of Company and its ability to perform its obligations under the Credit Agreement, and each Guarantor assumes the responsibility for being and keeping informed of the financial condition of Company and of all circumstances bearing upon the risk of nonpayment of the Guarantied Obligations. Each Guarantor hereby waives and relinquishes any duty on the part of Agent or any Bank to disclose any matter, fact or thing relating to the business, operations or conditions of Company now known or hereafter known by Agent or any Bank.

     2.13 RIGHTS CUMULATIVE.  The rights, powers and remedies given to Banks and
          -----------------
Agent by this Guaranty are cumulative and shall be in addition to and independent of all rights, powers and remedies given to Banks and Agent by virtue of any statute or rule of law or in the Credit Agreement any other Loan Document or any agreement between any Guarantor and Agent and/or any Bank or between Company and any Agent and/or any Bank. Any forbearance or failure to exercise, and any delay by Agent or any Bank in exercising, any right, power or remedy hereunder shall not impair any such right, power or remedy or be construed to be a waiver thereof, nor shall it preclude the further exercise of any such right, power or remedy.

     2.14 BANKRUPTCY: POST-PETITION INTEREST: REINSTATEMENT OF GUARANTY.  (a) So
          -------------------------------------------------------------
long as any Guarantied Obligations remain outstanding, no Guarantor shall, without the prior written consent of Agent, commence or join with any other Person in commencing any bankruptcy, reorganization or insolvency proceedings of or against Company. The obligations of Guarantors under this Guaranty shall not be reduced, limited, impaired, discharged, deferred, suspended or terminated by any proceeding, voluntary or involuntary, involving the bankruptcy, insolvency, receivership, reorganization, liquidation or arrangement of Company or by any defense which Company may have by reason of the order, decree or decision of any court or administrative body resulting from any such proceeding.

     (b) Each Guarantor acknowledges and agrees that any interest on any portion of the Guarantied Obligations which accrues after the commencement of any proceeding referred to in clause (a) above (or, if interest on any portion of the Guarantied Obligations ceases to accrue by operation of law by reason of the commencement of said proceeding, such interest as would have accrued on such portion of the Guarantied Obligations if said proceedings had not been commenced) shall be included in the Guarantied Obligations because it is the intention of Guarantors, Agent and Banks that the Guarantied Obligations which are guarantied by Guarantors pursuant to this Guaranty should be determined without regard to any rule of law or order which may relieve Company of any portion of such Guarantied Obligations. Guarantors will permit any trustee in bankruptcy, receiver, debtor in possession, assignee for the benefit of creditors or similar person to pay Agent, or allow the claim of Agent in respect of, any such interest accruing after the date on which such proceeding is commenced.

     (c) In the event that all or any portion of the Guarantied Obligations are paid by Company, the obligations of Guarantors hereunder shall continue and remain in full force and effect or be reinstated, as the case may be, in the event that all or any part of such payment(s) are rescinded or recovered directly or indirectly from Agent or any Bank as a preference, fraudulent transfer or otherwise, and any such payments which are so rescinded or recovered shall constitute Guarantied Obligations for all purposes under this Guaranty.

     2.15 NOTICE OF EVENTS.  As soon as any Guarantor obtains knowledge thereof,
          ----------------
such Guarantor shall give Agent written notice of any condition or event which has resulted in (a) a material adverse change in the financial condition of any Guarantor or Company or (b) a breach of or noncompliance with any term, condition or covenant contained herein or in the Credit Agreement, any other Loan Document or any other document delivered pursuant hereto or thereto.

     2.16 SET OFF.  In addition to any other rights Agent or any Bank may have
          -------
under law or in equity, if any amount shall at any time be due and owing by any Guarantor to Agent or any Bank under this Guaranty, such Bank or Agent is authorized at any time or from time to time, without notice (any such notice being hereby expressly waived), to set off and to appropriate and to apply any and all property of such Guarantor held by Agent or any Bank to or for the credit or the account of such Guarantor against and on account of the Guarantied Obligations and liabilities of such Guarantor to Agent or any Bank under this Guaranty.

SECTION 3. REPRESENTATIONS AND WARRANTIES.

     In order to induce the Banks and the Agent to accept this Guaranty and to enter into the Credit Agreement and make the Loans thereunder, each Guarantor hereby represents and warrants to Agent and each Bank that the following statements are true and correct:

     3.1  EXISTENCE.  Such Guarantor is duly organized, validly existing and in
          ---------
good standing under the laws of the state of its incorporation or formation, has the power to own its assets and to transact the business in which it is now engaged and is duly qualified as a foreign corporation, partnership or limited liability company and in good standing under the laws of each jurisdiction where its ownership or lease of property or the conduct of its business requires such qualification, except for failures to be so qualified, authorized or licensed that would not in the aggregate have a material adverse effect on the business, operations, assets or financial condition of such Guarantor and its Subsidiaries, taken as a whole.

     3.2  POWER: AUTHORIZATION: ENFORCEABLE OBLIGATIONS.  Such Guarantor has the
          ---------------------------------------------
power, authority and legal right to execute, deliver and perform this Guaranty and all obligations required hereunder and has taken all necessary action to authorize its Guaranty hereunder on the terms and conditions hereof and its execution, delivery and performance of this Guaranty and all obligations required hereunder. No consent of any other Person including, without limitation, stockholders, members, partners and/or creditors of such Guarantor, and no license, permit, approval or authorization of, exemption by, notice or report to, or registration, filing or declaration with, any governmental authority is required by such Guarantor in connection with this Guaranty or the execution, delivery, performance, validity or enforceability of this Guaranty and all obligations required hereunder. This Guaranty has been, and each instrument or document required hereunder will be, executed and delivered by a duly authorized officer of such Guarantor, and this Guaranty constitutes, and each instrument or document required hereunder when executed and delivered by such Guarantor hereunder will constitute, the legally valid and binding obligation of such Guarantor, enforceable against such Guarantor in accordance with its terms, except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws or equitable principles relating to or limiting creditors' rights generally.

     3.3  NO LEGAL BAR TO THIS GUARANTY.  The execution, delivery and
          -----------------------------
performance of this Guaranty and the documents or instruments required hereunder, and the use of the proceeds of Loans under the Credit Agreement, will not violate any provision of any existing law or regulation binding on such Guarantor, or any order, judgment, award or decree of any court, arbitrator or governmental authority binding on such Guarantor, or the certificate of incorporation or bylaws, or certificate of partnership or partnership agreement, or articles of organization or operating agreement, of such Guarantor or any securities issued by such Guarantor, or any mortgage, indenture, lease, contract or other agreement, instrument or undertaking to which such Guarantor is a party or by which such Guarantor or any of its assets may be bound, the violation of which would have a material adverse effect on the business, operations, assets or financial condition of such Guarantor and will not result in, or require, the creation or imposition of any Lien on any of its property, assets or revenues pursuant to the provisions of any such mortgage, indenture, lease, contract or other agreement, instrument or undertaking.

SECTION 4. AFFIRMATIVE COVENANTS

     Each Guarantor covenants and agrees that, unless and until all of the Guarantied Obligations shall have been paid in full, unless the Required Banks shall otherwise consent in writing:

     4.1  EXISTENCE, ETC.  Such Guarantor shall at all times preserve and keep
          ---------------
in full force and effect its existence and all rights and franchises material to its business.

     4.2  COMPLIANCE WITH LAWS, ETC.  Such Guarantor shall comply in all
          --------------------------
material respects with all applicable laws, rules, regulations and orders, such compliance to include, without limitation, paying when due all taxes, assessments and governmental charges imposed upon it or upon any of its properties or assets or in respect of any of its franchises, businesses, income or property before any penalty or interest accrues thereon.

     4.3  BOOKS AND RECORDS.  Such Guarantor shall keep and maintain books of
          -----------------
record and account with respect to its operations in accordance with generally accepted accounting principles and shall permit Agent or any Bank and their officers, employees and authorized agents, to the extent Agent in good faith deems necessary for the proper administration of this Guaranty, to examine, copy and make excerpts from the books and records of such Guarantor and its Subsidiaries and to inspect the properties of such Guarantor and its Subsidiaries, both real and personal, at such reasonable times as Agent may request.

SECTION 5. MISCELLANEOUS

     5.1  SURVIVAL OF WARRANTIES.  All agreements, representations and
          ----------------------
warranties made herein shall survive the execution and delivery of this Guaranty and the other Loan Documents.

     5.2  NOTICES.  Any communications between Agent and any Guarantor and any
          -------
notices or requests provided herein to be given may be given by mailing the same, postage prepaid, or by facsimile transmission or cable to each such party at its address set forth in the Credit Agreement, on the signature pages hereof or to such other addresses as each such party may in writing hereafter indicate. Any notice, request or demand to or upon Agent or any Guarantor shall when transmitted by facsimile, not be effective until received or, if mailed, upon the fifth business day after the date deposited into the U.S. mail.

     5.3  SEVERABILITY.  In case any provision in or obligation under this
          ------------
Guaranty shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

     5.4  AMENDMENTS AND WAIVERS.  No amendment, modification or waiver of any
          ----------------------
provision of this Guaranty, and no consent to any departure by any Guarantor therefrom, shall in any event be effective without the written concurrence of the Required Banks under the Credit Agreement and, in the case of any such amendment or modification, each Guarantor against whom enforcement of such amendment or modification is sought; provided, that no termination or discharge
                                     --------  ----
of any obligation of

Guarantor shall be effective without the consent of all the Banks, as provided in Section 11.01 of the Credit Agreement. Any waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given.

     5.5  HEADINGS.  Section and subsection headings in this Guaranty are
          --------
included herein for convenience of reference only and shall not constitute a part of this Guaranty for any other purpose or be given any substantive effect.

     5.6  APPLICABLE LAW.  THIS GUARANTY AND THE RIGHTS AND OBLIGATIONS OF
          --------------
GUARANTORS, AGENT AND EACH BANK HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF CALIFORNIA (INCLUDING WITHOUT LIMITATION SECTION 1646.5 OF THE CIVIL CODE OF THE STATE OF CALIFORNIA), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

     5.7  SUCCESSORS AND ASSIGNS.  This Guaranty is a continuing guaranty and
          ----------------------
shall be binding upon each Guarantor and its respective successors and assigns. This Guaranty shall inure to the benefit of Agent, Banks and their respective successors and assigns. No Guarantor shall assign this guaranty or any of the rights or obligations of such Guarantor hereunder without the prior written consent of all Banks. Any Bank may, without notice or consent, assign its interest in this Guaranty in whole or in part. The terms and provisions of this Guaranty shall inure to the benefit of any transferee or assignee of Agent or any Bank, and in the event of such transfer or assignment the rights and privileges herein conferred upon such Agent or Bank shall automatically extend to and be vested in such transferee or assignee, all subject to the terms and conditions hereof.

     5.8  CONSENT TO JURISDICTION AND SERVICE OF PROCESS.  ALL JUDICIAL
          ----------------------------------------------
PROCEEDINGS BROUGHT AGAINST ANY GUARANTOR ARISING OUT OF OR RELATING TO THIS GUARANTY, OR ANY OBLIGATIONS HEREUNDER, MAY BE BROUGHT IN THE COURTS OF THE STATE OF CALIFORNIA OR OF THE UNITED STATES FOR THE CENTRAL DISTRICT OF CALIFORNIA. BY EXECUTING AND DELIVERING THIS AGREEMENT, EACH GUARANTOR, FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, IRREVOCABLY

          (I) ACCEPTS GENERALLY AND UNCONDITIONALLY THE NONEXCLUSIVE JURISDICTION AND VENUE OF SUCH COURTS;

          (II) WAIVES ANY DEFENSE OF FORUM NON CONVENIENS;

          (III) AGREES THAT SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDING IN ANY SUCH COURT MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO SUCH GUARANTOR AT ITS ADDRESS PROVIDED IN ACCORDANCE WITH SUBSECTION 5.2;

          (IV) AGREES THAT SERVICE AS PROVIDED IN CLAUSE (III) ABOVE IS SUFFICIENT TO CONFER PERSONAL JURISDICTION OVER SUCH GUARANTOR IN ANY SUCH PROCEEDING IN ANY SUCH COURT, AND OTHERWISE CONSTITUTES EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT;

          (V) AGREES THAT AGENT AND BANKS RETAIN THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO BRING PROCEEDINGS AGAINST SUCH GUARANTOR IN THE COURTS OF ANY OTHER JURISDICTION; AND

          (VI) AGREES THAT THE PROVISIONS OF THIS SUBSECTION 5.8 RELATING TO JURISDICTION AND VENUE SHALL BE BINDING AND ENFORCEABLE TO THE FULLEST EXTENT PERMISSIBLE UNDER CALIFORNIA CODE OF CIVIL PROCEDURE SECTION 410.40 OR OTHERWISE.

     5.9  WAIVER OF TRIAL BY JURY.  EACH GUARANTOR AND, BY ITS ACCEPTANCE OF THE
          -----------------------
BENEFITS HEREOF, AGENT AND EACH BANK EACH HEREBY AGREES TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS GUARANTY. The scope of this waiver is intended to be all encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including without limitation contract claims, tort claims, breach of duty claims and all other common law and statutory claims. Each Guarantor and, by its acceptance of the benefits hereof, Agent and each lender, each (i) acknowledges that this waiver is a material inducement for such Guarantor and Agent and each Bank, to enter into a business relationship, that such Guarantor and Agent and each Bank, have already relied on this waiver in entering into this Guaranty or accepting the benefits thereof, as the case may be, and that each will continue to rely on this waiver in their related future dealings and (ii) further warrants and represents that each has reviewed this waiver with its legal counsel, and that each knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING (OTHER THAN BY A MUTUAL WRITTEN WAIVER SPECIFICALLY REFERRING TO THIS SUBSECTION

5.9 AND EXECUTED BY AGENT, EACH BANK AND EACH GUARANTOR), AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS GUARANTY. In the event of litigation, this Guaranty may be filed as a written consent to a trial by the court.

     5.10 NO OTHER WRITING.  This writing is intended by Guarantors, Agent and
          ----------------
Banks as the final expression of this Guaranty and is also intended as a complete and exclusive statement of the terms of their agreement with respect to the matters covered hereby. No course of dealing, course of performance or trade usage, and no parol evidence of any nature, shall be used to supplement or modify any terms of this Guaranty. There are no conditions to the full effectiveness of this Guaranty.

     5.11 FURTHER ASSURANCES.  At any time or from time to time, upon the
          ------------------
request of Agent or Required Banks, Guarantors shall execute and deliver such further documents and do such other acts and things as Agent or Required Banks may reasonably request in order to effect fully the purposes of this Guaranty.

     5.12 ADDITIONAL GUARANTORS.  The initial Guarantors hereunder shall be such
          ---------------------
of the Material Subsidiaries of Company as are signatories hereto on the date hereof. From time to time subsequent to the date hereof, additional Material Subsidiaries of Company may become parties hereto, as additional Guarantors (each an "ADDITIONAL GUARANTOR"), by executing a counterpart of this Guaranty. Upon delivery of any such counterpart to Agent, notice of which is hereby waived by Guarantors, each such Additional Guarantor shall be a Guarantor and shall be as fully a party hereto as if such Additional Guarantor were an original signatory hereof. Each Guarantor expressly agrees that its obligations arising hereunder shall not be affected or diminished by the addition or release of any other Guarantor hereunder, nor by any election of Agent or Required Banks not to cause any Material Subsidiary of Company to become an Additional Guarantor hereunder. This Guaranty shall be fully effective as to any Guarantor that is or becomes a party hereto regardless of whether any other Person becomes or fails to become or ceases to be a Guarantor hereunder.

     5.13 COUNTERPARTS: EFFECTIVENESS.  This Guaranty may be executed in any
          ---------------------------
number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original for all purposes; but all such counterparts together shall constitute but one and the same instrument. This Guaranty shall become effective as to each Guarantor upon the execution of a counterpart hereof by such Guarantor (whether or not a counterpart hereof shall have been executed by any other Guarantor) and receipt by Agent of written or telephonic notification of such execution and authorization of delivery thereof.

     IN WITNESS WHEREOF, each of the undersigned Guarantors has caused this Guaranty to be duly executed and delivered by its officer thereunto duly authorized as of the date first written above.

                         CB RICHARD ELLIS, INC., a Delaware corporation (formerly known as CB Commercial Real Estate Group, Inc.)


                         By
                            ------------------------------------------------
                         Title: Senior Executive Vice President

                         Address: c/o CB Richard Ellis Services, Inc. 533 South Fremont Avenue
                                    Los Angeles, CA  90071-1798
                                    Attn:  Chief Financial Officer


                         KOLL MANAGEMENT SERVICES, INC.,
                         a Delaware corporation


                         By
                            ------------------------------------------------
                         Title: Senior Executive Vice President

                         Address: c/o CB Richard Ellis Services, Inc. 533 South Fremont Avenue
                                    Los Angeles, CA  90071-1798
                                    Attn:  Chief Financial Officer



                      [Signatures continued to next page]

                         WESTMARK REAL ESTATE ACQUISITION
                         PARTNERSHIP, L.P., a Delaware limited
                         partnership

                         By:  CB RICHARD ELLIS, INC., General
                              Partner


                         By:
                            ------------------------------------------------
                         Title: Senior Executive Vice President

                         Address: c/o CB Richard Ellis Services, Inc. 533 South Fremont Avenue
                                    Los Angeles, CA  90071-1978
                                    Attn:  Chief Financial Officer

                         L.J. MELODY & COMPANY,
                         a Texas corporation


                         By:
                            ------------------------------------------------
                         Title: Vice President

                         Address: c/o CB Richard Ellis Services, Inc. 533 South Fremont Avenue
                                    Los Angeles, CA  90071-1798
                                    Attn:  Chief Financial Officer

                         CB RICHARD ELLIS CORPORATE
                         FACILITIES MANAGEMENT, INC., a Delaware
                         corporation (formerly known as Koll Corporate Services, Inc.)


                         By:
                            ------------------------------------------------
                         Title: Senior Executive Vice President

                         Address: c/o CB Richard Ellis Services, Inc. 533 South Fremont Avenue
                                    Los Angeles, CA  90071-1798
                                    Attn:  Chief Financial Officer

                      [Signatures continued to next page]

                         KOLL INVESTMENT MANAGEMENT, INC.,
                         a California corporation


                         By:
                            ------------------------------------------------
                         Title: Vice President

                         Address: c/o CB Richard Ellis Services, Inc. 533 South Fremont Avenue
                                    Los Angeles, CA  90071-1798
                                    Attn:  Chief Financial Officer


                         CBC FREMONT, INCORPORATED, a Delaware
                         corporation (formerly known as Koll Bren Realty Advisors, Inc.)

                         By:
                            ------------------------------------------------
                         Title: Senior Executive Vice President

                         Address: c/o CB Richard Ellis Services, Inc. 533 South Fremont Avenue
                                    Los Angeles, CA  90071-1798
                                    Attn:  Chief Financial Officer

                         CBS INVESTMENT REALTY, INC.,
                         an Arizona corporation

                         By:
                            ------------------------------------------------
                         Title: Senior Executive Vice President

                         Address: c/o CB Richard Ellis Services, Inc. 533 South Fremont Avenue
                                    Los Angeles, CA  90071-1798
                                    Attn:  Chief Financial Officer


                         KOLL PARTNERSHIPS I, INC.,
                         a Delaware corporation

                         By:
                            ------------------------------------------------
                         Title: Senior Executive Vice President

                         Address: c/o CB Richard Ellis Services, Inc. 533 South Fremont Avenue
                                    Los Angeles, CA  90071-1798
                                    Attn:  Chief Financial Officer


                      [Signatures continued to next page]
                         KOLL PARTNERSHIPS II, INC.,
                         a Delaware corporation


                         By:
                            ------------------------------------------------
                         Title: Senior Executive Vice President

                         Address: c/o CB Richard Ellis Services, Inc. 533 South Fremont Avenue
                                    Los Angeles, CA  90071-1798
                                    Attn:  Chief Financial Officer


                         KOLL/CC&F MANAGEMENT SERVICES,
                         a California general partnership


                         By: Koll Management Services, Inc., Partner

                              By
                                 -------------------------------------------
                              Title:     Senior Executive Vice President

                         By: Koll Von Karman, Inc., Partner

                              By:
                                 -------------------------------------------
                              Title:     Senior Executive Vice President

                         Address: c/o CB Richard Ellis Services, Inc. 533 South Fremont Avenue
                                    Los Angeles, CA  90071-1798
                                    Attn:  Chief Financial Officer

     IN WITNESS WHEREOF, the undersigned Additional Guarantor has caused this Subsidiary Guaranty to be duly executed and delivered by its officer thereunto duly authorized as of ______________, [199^/200^].



                              -----------------------------------------
                              (Name of Additional Guarantor)

                              By:
                                  -------------------------------------

                              Title:
                                    -----------------------------------

                                                                     EXHIBIT I-1


                     AMENDED AND RESTATED PLEDGE AGREEMENT


          This AMENDED AND RESTATED PLEDGE AGREEMENT (this "AGREEMENT") is dated as of May 20, 1998 and entered into by and between CB RICHARD ELLIS SERVICES, INC., a Delaware corporation ("PLEDGOR") (formerly known as CB Commercial Real Estate Services Group, Inc.), and BANK OF AMERICA NATIONAL TRUST & SAVINGS ASSOCIATION, as agent for and representative of (in such capacity herein called "AGENT") those certain financial institutions (each a "BANK" and collectively, "BANKS") party to the Credit Agreement (as hereinafter defined).

                                    RECITALS

          A. Pledgor, Agent and certain financial institutions (collectively, "ORIGINAL BANKS") entered into that certain Credit Agreement dated as of August 28, 1997 (the "EXISTING CREDIT AGREEMENT"), pursuant to which Original Banks agreed, among other things, to provide Pledgor with a reducing revolving credit facility.

          B. As a condition precedent to the effectiveness of the Existing Credit Agreement, Pledgor and Agent executed that certain Pledge Agreement dated as of August 28, 1997 (the "EXISTING PLEDGE AGREEMENT"), wherein Pledgor pledged and assigned certain of its collateral as set forth therein to Agent for the benefit of Original Banks.

          C. Pledgor is the legal and beneficial owner of the shares of stock (the "PLEDGED SHARES") described in Schedule I annexed hereto and issued by the
                                    ----------
corporations named therein.

          D. Pledgor has agreed to amend and restate the Existing Credit Agreement pursuant to that certain Amended and Restated Credit Agreement dated as of May 20, 1998 by and among Pledgor, Agent, and Banks (as the same from time to time may be amended, restated, supplemented or otherwise modified, the "CREDIT AGREEMENT"), under which Banks have agreed, among other things, to increase the amount of the reducing revolving credit facility provided under the Existing Credit Agreement upon the terms and subject to the conditions set forth in the Credit Agreement. Except as otherwise defined herein, all other capitalized terms used herein shall have the respective meanings given to such terms in the Credit Agreement.

          E. It is a condition precedent to the effectiveness of the Credit Agreement that the Existing Pledge Agreement be amended and restated pursuant to this Agreement and that Pledgor shall have pledged the collateral, granted the security interests and undertaken the obligations contemplated by this Agreement.

          NOW, THEREFORE, in consideration of the premises and in order to induce Agent and Banks to enter into the Credit Agreement and the other agreements, documents and instruments to be delivered pursuant thereto and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Pledgor hereby agrees with Agent as follows:

          SECTION 1.  PLEDGE AND GRANT OF SECURITY INTERESTS.  Pledgor hereby
                      --------------------------------------
pledges and assigns to Agent for the benefit of the Banks, and hereby grants to Agent for the benefit of the Banks a security interest in, all of Pledgor's right, title and interest in and to the following (the "PLEDGED COLLATERAL"):

          (a) the Pledged Shares and the certificates representing the Pledged Shares and any interest of Pledgor in the entries on the books of any securities intermediary pertaining to the Pledged Shares, and all dividends, cash, warrants, rights, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares;

          (b) all additional shares of, and all securities convertible into and warrants, options and other rights to purchase or otherwise acquire, stock of any issuer of the Pledged Shares from time to time acquired by Pledgor in any manner (which shares shall be deemed to be part of the Pledged Shares), the certificates or other instruments representing such additional shares, securities, warrants, options or other rights and any interest of Pledgor in the entries on the books of any securities intermediary pertaining to such additional shares, securities, warrants, options or other rights, and all dividends, cash, warrants, rights, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such additional shares, securities, warrants, options or other rights;

          (c) all shares of, and all securities convertible into and warrants, options and other rights to purchase or otherwise acquire, stock of any Person that, after the date of this Agreement, becomes, as a result of any occurrence, a Material Subsidiary which is a direct Subsidiary of Pledgor (which shares shall be deemed to be part of the Pledged Shares), the certificates or other instruments representing such shares, securities, warrants, options or other rights and any interest of Pledgor in the entries on the books of any securities intermediary pertaining to such shares, securities, warrants, options or other rights, and all dividends, cash, warrants, rights, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares, securities, warrants, options or other rights; and

          (d) to the extent not covered by clauses (a) through (c) above, all proceeds of any or all of the foregoing Pledged Collateral. For purposes of this Agreement, the term "PROCEEDS" includes whatever is receivable or received when Pledged Collateral or proceeds are sold, exchanged, collected or otherwise disposed of, whether such disposition is voluntary or involuntary, and whether or not occurring by operation of law, and includes, without limitation, proceeds of any indemnity or guaranty payable to Pledgor or Agent from time to time with respect to any of the Pledged Collateral.

          SECTION 2.  SECURITY FOR OBLIGATIONS.  This Agreement secures, and the
                      ------------------------
Pledged Collateral is collateral security for, the prompt payment or performance in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including the payment of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. (S)362(a)), of all obligations and liabilities of every nature of Pledgor now or hereafter existing under or arising out of or in connection with the Credit Agreement, the Guaranty and the other Loan Documents, and all extensions or renewals thereof, whether for principal, interest (including without limitation interest that, but for the filing of a petition in bankruptcy with respect to Pledgor, would accrue on such obligations), fees, expenses, indemnities or otherwise, whether voluntary or involuntary, direct or indirect, absolute or contingent, liquidated or unliquidated, determined or undetermined, whether or not jointly owed with others, and whether or not from time to time decreased or extinguished and later increased, created or incurred, and all or any portion of such obligations or liabilities that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from Agent or any Bank as a preference, fraudulent transfer or otherwise (all such obligations and liabilities being the "UNDERLYING DEBT"), and all obligations of every nature of Pledgor now or hereafter existing under this Agreement and under any other Loan Document heretofore, now or hereafter delivered by Pledgor to Agent, and all extensions, renewals, restatements, supplements, amendments or modifications thereof or thereto (all such obligations of Pledgor, together with the Underlying Debt, being the "SECURED OBLIGATIONS").

          SECTION 3.  DELIVERY OF PLEDGED COLLATERAL.  All certificates or
                      ------------------------------
instruments representing or evidencing the Pledged Collateral shall be delivered to and held by or on behalf of Agent pursuant hereto and shall be in suitable form for transfer by delivery or, as applicable, shall be accompanied by Pledgor's endorsement, where necessary, or duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to Agent. Agent shall have the right, at any time in its discretion and without notice to Pledgor, to transfer to or to register in the name of

Agent or any of its nominees any or all of the Pledged Collateral, subject only to the revocable rights specified in Section 7(a). In addition, Agent shall have the right at any time to exchange certificates or instruments representing or evidencing any Pledged Collateral for certificates or instruments of smaller or larger denominations.

          SECTION 4.  REPRESENTATIONS AND WARRANTIES.  Pledgor represents and
                      ------------------------------
warrants as follows:

          (a) Due Authorization, etc. of Pledged Collateral.  All of the Pledged
              ---------------------------------------------
Shares have been duly authorized and validly issued and are fully paid and non-assessable.

          (b) Description of Pledged Collateral.  The Pledged Shares constitute
              ---------------------------------
all of the issued and outstanding shares of stock of each issuer thereof, except as otherwise set forth in Schedule II annexed hereto, and there are no
                          -----------
outstanding warrants, options or other rights to purchase, or other agreements outstanding with respect to, or property that is now or hereafter convertible into, or that requires the issuance or sale of, any Pledged Shares.

          (c) Ownership of Pledged Collateral.  Except for qualifying shares
              -------------------------------
held by Pledgor's directors, Pledgor is the legal, record and beneficial owner of the Pledged Collateral free and clear of any Lien except for the security interest created by the Existing Pledge Agreement and this Agreement.

          (d) Governmental Authorizations.  No authorization, approval or other
              ---------------------------
action by, and no notice to or filing with, any governmental authority or regulatory body is required for either (i) the pledge by Pledgor of the Pledged Collateral pursuant to this Agreement and the grant by Pledgor of the security interest granted hereby, (ii) the execution, delivery or performance of this Agreement by Pledgor, or (iii) the exercise by Agent of the voting or other rights, or the remedies in respect of the Pledged Collateral, provided for in this Agreement (except as may be required in connection with a disposition of Pledged Collateral by laws affecting the offering and sale of securities generally).

          (e) Due Authorization, etc. of Agreement.  This Agreement has been
              ------------------------------------
duly authorized, executed and delivered by Pledgor, and is in full force and effect and is binding upon and enforceable against Pledgor in accordance with the terms hereof.

          (f) Perfection.   Except as otherwise set forth in Schedule III
              ----------                                     ------------
annexed hereto, (i) the pledge of the Pledged Collateral pursuant to this Agreement creates a valid and perfected first priority security interest in the Pledged Collateral free of any adverse claim, securing the payment of the Secured Obligations, and (ii) Agent has "control" of the Pledged Collateral within the meaning of Section 9115(c) of the Uniform Commercial Code of the State of California ("UCC").

          (g) Margin Regulations.  The pledge of the Pledged Collateral pursuant
              ------------------
to this Agreement does not violate Regulation G, T, U or X of the Board of Governors of the Federal Reserve System.

          (h) Other Information.  All information heretofore, herein or
              -----------------
hereafter supplied to Agent by or on behalf of Pledgor with respect to the Pledged Collateral is accurate and complete in all respects.

          SECTION 5.  TRANSFERS AND OTHER LIENS; ADDITIONAL PLEDGED COLLATERAL;
                      ---------------------------------------------------------
ETC.  Pledgor shall:
----

          (a) not, except as expressly permitted by the Credit Agreement, (i) sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, any of the Pledged Collateral, (ii) execute or grant any stock power or endorsement with respect to any of the Pledged Collateral, or any other document or instrument purporting to assign, transfer or redeem any of the Pledged Collateral, or otherwise grant any indicia of "control" (within the meaning of Section 9115(c) of the UCC) with respect to any of the Pledged Collateral, (iii) create or suffer to exist any Lien upon or with respect to any of the Pledged Collateral, except for the security interest under this Agreement, any other security interest granted in favor of Agent or any other Lien expressly permitted under Section 8.01 of the Credit Agreement, or
(iv) permit any issuer of Pledged Shares to merge or consolidate unless all the outstanding capital stock of the surviving or resulting corporation is, upon such merger or consolidation, pledged hereunder and no cash, securities or other property is distributed in respect of the outstanding shares of any other constituent corporation;

          (b) (i) cause each issuer of Pledged Collateral not to issue any stock or other securities in addition to or in substitution for the Pledged Collateral issued by such issuer, except to Pledgor, (ii) pledge hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all additional shares of stock or other securities of each issuer of Pledged Collateral, and
(iii) pledge hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all shares of stock or other securities of any Person that, after the date of this Agreement, becomes, as a result of any occurrence, a Material Subsidiary of Pledgor;

          (c) promptly notify Agent of any event of which Pledgor becomes aware causing loss or depreciation in the value of the Pledged Collateral;

          (d) promptly deliver to Agent all written notices received by it with respect to the Pledged Collateral; and

          (e) pay promptly when due all taxes, assessments and governmental charges or levies imposed upon, and all claims against, the Pledged Collateral, except to the extent the validity thereof is being contested in good faith; provided, however, that Pledgor shall in any event pay such taxes, assessments,
--------  -------
charges, levies or claims not later than five days prior to the date of any proposed sale under any judgment, writ or warrant of attachment entered or filed against Pledgor or any of the Pledged Collateral as a result of the failure to make such payment.

          SECTION 6.  FURTHER ASSURANCES; PLEDGE AMENDMENTS.
                      -------------------------------------

          (a) Pledgor agrees that from time to time, at the expense of Pledgor, Pledgor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that Agent may request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable Agent to exercise and enforce its rights and remedies hereunder with respect to any Pledged Collateral. Without limiting the generality of the foregoing, Pledgor will: (i) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices (including, without limitation, stock powers with respect to, or other endorsements or instruments necessary to effect the assignment or other transfer of, any of the Pledged Collateral), as may be necessary or desirable, or as Agent may request, in order to perfect and preserve the security interests granted or purported to be granted hereby and (ii) at Agent's request, appear in and defend any action or proceeding that may affect Pledgor's title to or Agent's security interest in all or any part of the Pledged Collateral.

          (b) Pledgor further agrees that it will, upon obtaining any additional shares of stock or other securities required to be pledged hereunder as provided in Section 5(b), promptly (and in any event within five Business Days) deliver to Agent a Pledge Amendment, duly executed by Pledgor, in substantially the form of Schedule IV annexed hereto (a "PLEDGE AMENDMENT"), in respect of the
   -----------
additional Pledged Shares to be pledged pursuant to this Agreement. Pledgor hereby authorizes Agent to attach each Pledge Amendment to this Agreement and agrees that all Pledged Shares listed on any Pledge Amendment delivered to Agent shall for all purposes hereunder be considered Pledged Collateral; provided,
                                                                   --------
however, that the failure of Pledgor to execute a Pledge Amendment with respect
-------
to any additional Pledged Shares pledged pursuant to this Agreement shall not impair the security interest of Agent therein or otherwise adversely affect the rights and remedies of Agent hereunder with respect thereto.

          SECTION 7.  VOTING RIGHTS; DIVIDENDS; ETC.
                      ------------------------------

          (a) So long as no Event of Default shall have occurred and be continuing:

              (i) Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Pledged Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement or the Credit Agreement; provided, however, that Pledgor shall not exercise or refrain from
           --------  -------
exercising any such right if Agent shall have notified Pledgor that, in Agent's judgment, such action would have a material adverse effect on the value of the Pledged Collateral or any part thereof;

              (ii) Pledgor shall be entitled to receive and retain, and to utilize free and clear of the lien of this Agreement, any and all dividends and interest paid in respect of the Pledged Collateral; provided, however, that any
                                                    --------  -------
and all

                    (A) dividends and interest paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Pledged Collateral,

                    (B) dividends and other distributions paid or payable in cash in respect of any Pledged Collateral in connection with (x) a partial or total liquidation or dissolution, (y) a reduction of capital, capital surplus or paid-in-surplus or (z) a quasi-reorganization, and

                    (C) cash paid, payable or otherwise distributed in respect of principal or in redemption of or in exchange for any Pledged Collateral, shall be, and shall forthwith be delivered to Agent to hold as, Pledged Collateral and shall, if received by Pledgor, be received in trust for the benefit of Agent, be segregated from the other property or funds of Pledgor and be forthwith delivered to Agent as Pledged Collateral in the same form as so received (with all necessary endorsements); and

              (iii) Agent shall promptly execute and deliver (or cause to be executed and delivered) to Pledgor all such proxies, dividend payment orders and other instruments as Pledgor may from time to time reasonably request for the purpose of enabling Pledgor to exercise the voting and other consensual rights which it is entitled to exercise pursuant to paragraph (i) above and to receive the dividends, principal or interest payments which it is authorized to receive and retain pursuant to paragraph (ii) above.

          (b) Upon the occurrence and during the continuation of any Default or Event of Default:

              (i) upon written notice from Agent to Pledgor, all rights of Pledgor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to Section 7(a)(i) shall cease, and all such rights shall thereupon become vested in Agent who shall thereupon have the sole right to exercise such voting and other consensual rights;

              (ii) all rights of Pledgor to receive the dividends and interest payments which it would otherwise be authorized to receive and retain pursuant to Section 7(a)(ii) shall cease, and all such rights shall thereupon become vested in Agent who shall thereupon have the sole right to receive and hold as Pledged Collateral such dividends and interest payments; and

              (iii) all dividends, principal and interest payments which are received by Pledgor contrary to the provisions of paragraph (ii) of this Section 7(b) shall be received in trust for the benefit of Agent, shall be segregated from other funds of Pledgor and shall forthwith be paid over to Agent as Pledged Collateral in the same form as so received (with any necessary endorsements).

          (c) In order to permit Agent to exercise the voting and other consensual rights which it may be entitled to exercise pursuant to Section 7(b)(i) and to receive all dividends and other distributions which it may be entitled to receive under Section 7(a)(ii) or Section 7(b)(ii), (i) Pledgor shall promptly execute and deliver (or cause to be executed and delivered) to Agent all such proxies, dividend payment orders and other instruments as Agent may from time to time reasonably request and (ii) without limiting the effect of the immediately preceding clause (i), Pledgor hereby grants to Agent an irrevocable proxy to vote the Pledged Collateral and to exercise all other rights, powers, privileges and remedies to which a holder of the Pledged Collateral would be entitled (including, without limitation, giving or withholding written consents of shareholders, calling special meetings of shareholders and voting at such meetings), which proxy shall be effective, automatically and without the necessity of any action (including any transfer of any Pledged Collateral on the record books of the issuer thereof) by any other Person (including the issuer of the Pledged Collateral or any officer or agent thereof), upon the occurrence of an Event of Default or Default and which proxy shall only terminate upon the payment in full of the Secured Obligations.

          SECTION 8.  AGENT APPOINTED ATTORNEY-IN-FACT.  Pledgor hereby
                      --------------------------------
irrevocably appoints Agent as Pledgor's attorney-in-fact, with full authority in the place and stead of Pledgor and in the name of Pledgor, Agent or otherwise, from time to time in Agent's discretion to take any action and to execute any instrument that Agent may deem necessary or advisable to accomplish the purposes of this Agreement, including without limitation:

          (a) to file one or more financing or continuation statements, or amendments thereto, or stock powers or other endorsements or instruments of transfer or assignments in blank, relative to all or any part of the Pledged Collateral, or to enter into agreements with Agent and any securities intermediaries described in
Section 1 relating to any Pledged Collateral to protect Agent's security interest therein, in form and substance satisfactory to Agent, in each case without the signature of Pledgor;

          (b) after the occurrence and during the continuation of any Event of Default, to ask, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Pledged Collateral;

          (c) after the occurrence and during the continuation of any Event of Default, to receive, endorse and collect any instruments made payable to Pledgor representing any dividend, principal or interest payment or other distribution in respect of the Pledged Collateral or any part thereof and to give full discharge for the same; and

          (d) after the occurrence and during the continuation of any Event of Default, to file any claims or take any action or institute any proceedings that Agent may deem necessary or desirable for the collection of any of the Pledged Collateral or otherwise to enforce the rights of Agent with respect to any of the Pledged Collateral.

          SECTION 9.  AGENT MAY PERFORM.  If Pledgor fails to perform any
                      -----------------
agreement contained herein, Agent may itself perform, or cause performance of, such agreement, and the expenses of Agent incurred in connection therewith shall be payable by Pledgor under Section 12(b).

          SECTION 10.  STANDARD OF CARE.  The powers conferred on Agent
                       ----------------
hereunder are solely to protect its interest in the Pledged Collateral and shall not impose any duty upon it to exercise any such powers. Except for the exercise of reasonable care in the custody of any Pledged Collateral in its possession and the accounting for moneys actually received by it hereunder, Agent shall have no duty as to any Pledged Collateral, it being understood that Agent shall have no responsibility for (a) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to any Pledged Collateral, whether or not Agent has or is deemed to have knowledge of such matters, (b) taking any necessary steps (other than steps taken in accordance with the standard of care set forth above to maintain possession of the Pledged Collateral) to preserve rights against any parties with respect to any Pledged Collateral, (c) taking any necessary steps to collect or realize upon the Secured Obligations or any guarantee therefor, or any part thereof, or any of the Pledged Collateral, or (d) initiating any action to protect the Pledged Collateral against the possibility of a decline in market value. Agent shall be deemed to have exercised reasonable care in the custody and preservation of Pledged Collateral in its possession if such Pledged Collateral is accorded treatment substantially equal to that which Agent accords its own property consisting of negotiable securities.

          SECTION 11.  REMEDIES.
                       --------

          (a) If any Event of Default shall have occurred and be continuing, Agent may, subject to the terms of the Credit Agreement, exercise in respect of the Pledged Collateral, in addition to all other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the Uniform Commercial Code as in effect in any relevant jurisdiction (the "CODE") (whether or not the Code applies to the affected Pledged Collateral), and Agent may also in its sole discretion, without notice except as specified below, sell the Pledged Collateral or any part thereof in one or more parcels at public or private sale, at any exchange or broker's board or at any of Agent's offices or elsewhere, for cash, on credit or for future delivery, at such time or times and at such price or prices and upon such other terms as Agent may deem commercially reasonable, irrespective of the impact of any such sales on the market price of the Pledged Collateral. Agent or any Bank may be the purchaser of any or all of the Pledged Collateral at any such sale and Agent, as agent for and representative of the Banks, shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Pledged Collateral sold at any such public sale, to use and apply any of the Secured Obligations as a credit on account of the purchase price for any Pledged Collateral payable by Agent at such sale. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of Pledgor, and Pledgor hereby waives (to the extent permitted by applicable law) all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. Pledgor agrees that, to the extent notice of sale shall be required by law, at least ten days' notice to Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. Agent shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given. Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. To the extent permitted by applicable law, Pledgor hereby waives any claims against Agent arising by reason of the fact that the price at which any Pledged Collateral may have been sold at any such private sale was less than the price which might have been obtained at a public sale, even if Agent accepts the first offer received and does not offer such Pledged Collateral to more than one offeree. If the proceeds of any sale or other disposition of the Pledged Collateral are insufficient to pay all of the Secured Obligations, Pledgor shall be liable for the deficiency and the reasonable fees of any attorneys employed by Agent to collect such deficiency.

          (b) Any cash held by Agent as Pledged Collateral and all cash proceeds received by Agent in respect of any sale of, collection from, or other realization upon all or any part of the Pledged Collateral may, in the discretion of

Agent, be held by Agent as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to Agent pursuant to Section 12(b)) in whole or in part by Agent against all or any part of the Secured Obligations in such order as Agent shall elect. Any surplus of such cash or cash proceeds held by Agent and remaining after payment in full of all the Secured Obligations shall be paid over to Pledgor or to whosoever may be lawfully entitled to receive such surplus.

          (c) Pledgor recognizes that, by reason of certain prohibitions contained in the Securities Act of 1933, as amended from time to time (the "SECURITIES ACT"), and applicable state securities laws, Agent may be compelled, with respect to any sale of all or any part of the Pledged Collateral conducted without prior registration or qualification of such Pledged Collateral under the Securities Act and/or such state securities laws, to conduct such sales as private, not public, sales and to limit purchasers to a restricted group who will agree, among other things, to acquire the Pledged Collateral for their own account, for investment and not with a view to the distribution or resale thereof. Pledgor acknowledges and agrees that any such private sales may be at prices and on terms less favorable than those obtainable through a public sale without such restrictions (including, without limitation, a public offering made pursuant to an effective registration statement under the Securities Act) and, notwithstanding such circumstances, Pledgor agrees that any such private sale shall be conclusively deemed to have been made in a commercially reasonable manner and that Agent shall have no obligation either to engage in public sales or to delay the sale of any Pledged Collateral for the period of time necessary to permit the issuer thereof to register it for a form of public sale requiring registration under the Securities Act or under applicable state securities laws, even if such issuer would, or should, agree to so register it. Pledgor further acknowledges the impossibility of ascertaining the amount of damages which would be suffered by Agent by reason of the failure by Pledgor to perform any of the covenants contained in this Section and, consequently, agrees that, if Pledgor shall fail to perform any of such covenants, it shall pay, as liquidated damages and not as a penalty, an amount equal to the value of the Pledged Collateral on the date Agent shall demand compliance with this Section.

          (d) If Agent determines to exercise its right to sell any or all of the Pledged Collateral, upon written request, Pledgor shall and shall cause each issuer of any Pledged Shares to be sold hereunder from time to time to furnish to Agent all such information as Agent may request in order to determine the number of shares and other instruments included in the Pledged Collateral which may be sold by Agent in exempt transactions under the Securities Act and the rules and regulations of the Securities and Exchange Commission thereunder, as the same are from time to time in effect.

          SECTION 12.  INDEMNITY AND EXPENSES.
                       ----------------------

          (a) Pledgor agrees to indemnify Agent and each Bank from and against any and all claims, losses and liabilities in any way relating to, growing out of or resulting from this Agreement and the transactions contemplated hereby (including, without limitation, enforcement of this Agreement), except to the extent such claims, losses or liabilities result solely from Agent's or such Bank's gross negligence or willful misconduct as finally determined by a court of competent jurisdiction.

          (b) Pledgor shall pay to Agent upon demand the amount of any and all costs and expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, that Agent may incur in connection with (i) the administration of this Agreement, (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Pledged Collateral, (iii) the exercise or enforcement of any of the rights of Agent hereunder, or (iv) the failure by Pledgor to perform or observe any of the provisions hereof.

          SECTION 13.  CONTINUING SECURITY INTEREST; TRANSFER OF LOANS. This
                       -----------------------------------------------
Agreement shall create a continuing security interest in the Pledged Collateral and shall (a) remain in full force and effect until the payment in full of all Secured Obligations, (b) be binding upon Pledgor, its successors and assigns, and (c) inure, together with the rights and remedies of Agent hereunder, to the benefit of Agent and its successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), any Bank may, subject to the terms of the Credit Agreement, assign or otherwise transfer its interest in the Credit Agreement in whole or in part to any other Person, and such other Person shall thereupon become vested with all benefits in respect thereof granted to Banks herein or otherwise. Upon the payment in full of all Secured Obligations, the security interest granted hereby shall terminate and all rights to the Pledged Collateral shall revert to Pledgor. Upon any such termination Agent will, at Pledgor's expense, execute and deliver to Pledgor such documents as Pledgor shall reasonably request to evidence such termination and Pledgor shall be entitled to the return, upon its request and at its expense, against receipt and without recourse to Agent, of such of the Pledged Collateral as shall not have been sold or otherwise applied pursuant to the terms hereof.

          SECTION 14.  AMENDMENTS; ETC.  Subject to Section 11.01 of the Credit
                       ---------------
Agreement, no amendment, modification, termination or waiver of any provision of this Agreement, and no consent to any departure by Pledgor therefrom, shall in any event be effective unless the same shall be in writing and signed by Agent and, in the case of any such amendment or modification, by Pledgor. Any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given.

          SECTION 15.  NOTICES.  Any notice or other communication herein
                       -------
required or permitted to be given shall be in writing and may be personally served or sent by telefacsimile or United States mail or courier service and shall be deemed to have been given when delivered in person or by courier service, upon receipt of telefacsimile or five (5) Business Days after depositing it in the United States mail with postage prepaid and properly addressed. For the purposes hereof, the address of each party hereto shall be as set forth under such party's name on the signature pages hereof or, as to either party, such other address as shall be designated by such party in a written notice delivered to the other party hereto.

          SECTION 16.  FAILURE OR INDULGENCE NOT WAIVER; REMEDIES CUMULATIVE.
                       -----------------------------------------------------
No failure or delay on the part of Agent in the exercise of any power, right or privilege hereunder shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude any other or further exercise thereof or of any other power, right or privilege. All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available.

          SECTION 17.  SEVERABILITY.  In case any provision in or obligation
                       ------------
under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

          SECTION 18.  HEADINGS.  Section and subsection headings in this
                       --------
Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

          SECTION 19.  GOVERNING LAW; TERMS.  THIS AGREEMENT AND THE RIGHTS AND
                       --------------------
OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES, EXCEPT TO THE EXTENT THAT THE CODE PROVIDES THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR PLEDGED COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF CALIFORNIA. Unless otherwise defined herein or in the Credit Agreement, terms used in Articles 8 and 9 of the UCC are used herein as therein defined.

          SECTION 20.  CONSENT TO JURISDICTION AND SERVICE OF PROCESS.  ALL
                       ----------------------------------------------
JUDICIAL PROCEEDINGS BROUGHT AGAINST PLEDGOR ARISING OUT OF OR RELATING TO THIS AGREEMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF CALIFORNIA OR OF THE UNITED STATES FOR THE CENTRAL DISTRICT OF CALIFORNIA, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT PLEDGOR ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE NONEXCLUSIVE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS AGREEMENT. Pledgor hereby agrees that service of all process in any such proceeding in any such court may be made by registered or certified mail, return receipt requested, to Pledgor at its address provided in Section 15, such service being hereby acknowledged by Pledgor to be sufficient for personal jurisdiction in any action against Pledgor in any such court and to be otherwise effective and binding service in every respect. Nothing herein shall affect the right to serve process in any other manner permitted by law or shall limit the right of Agent to bring proceedings against Pledgor in the courts of any other jurisdiction.

          SECTION 21.  WAIVER OF JURY TRIAL.  PLEDGOR AND AGENT HEREBY AGREE TO
                       --------------------
WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT. The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including without limitation contract claims, tort claims, breach of duty claims, and all other common law and statutory claims. Pledgor and Agent each acknowledge that this waiver is a material inducement for Pledgor and Agent to enter into a business relationship, that Pledgor and Agent have already relied on this waiver in entering into this Agreement and that each will continue to rely on this waiver in their related future dealings. Pledgor and Agent further warrant and represent that each has reviewed this waiver with its legal counsel, and that each knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT. In the event of litigation, this Agreement may be filed as a written consent to a trial by the court.

          SECTION 22.  COUNTERPARTS.  This Agreement may be executed in one or
                       ------------
more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.



                  (remainder of page intentionally left blank)

   IN WITNESS WHEREOF, Pledgor and Agent have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                     CB RICHARD ELLIS SERVICES, INC. (FORMERLY
                     KNOWN AS CB COMMERCIAL REAL ESTATE SERVICES GROUP,
                     INC.)



                     By:
                         ---------------------------------------
                         Name:  Walter V. Stafford
                         Title: Senior Executive Vice President

                     Notice Address:
                     c/o CB Richard Ellis Services, Inc.
                     533 South Fremont Avenue
                     Los Angeles, CA  90071-1798
                     Facsimile No.: (213) 613-3015


                     BANK OF AMERICA NATIONAL TRUST &
                     SAVINGS ASSOCIATION, AS AGENT



                     By:
                         ---------------------------------------
                         Name:
                         Title:

                     Notice Address:
                     Bank of America NT&SA
                     Agency Management - LA #20529
                     555 South Flower Street, 11th Floor
                     Los Angeles, CA  90071
                     Facsimile No.: (213) 228-2299

                                   SCHEDULE I

       Attached to and forming a part of the Amended and Restated Pledge Agreement dated as of May 20, 1998 between CB Richard Ellis Services, Inc., as Pledgor, and Bank of America National Trust & Savings Association, as Agent.


                                     Part A

                       Class of   Stock Certi-    Par    Number of
Stock Issuer            Stock     ficate Nos.    Value    Shares
--------------------   --------   ------------   -----   ---------

CB Richard Ellis,
  Inc.                 Common           2        $0.01      100

                                  SCHEDULE II


     Attached to and forming a part of the Amended and Restate Pledge Agreement dated as of May 20, 1998 between CB Richard Ellis Services, Inc., as Pledgor, and Bank of America National Trust & Savings Association, as Agent.

                                         Percentage
                          Number of      Represented     Holders
                        Shares Issued    by Pledged     of Shares
Stock Issuer           and Outstanding     Shares      Not Pledged
--------------------   ---------------   -----------   -----------
CB Richard Ellis,
   Inc.                      100             100%


                                  SCHEDULE III


          Attached to and forming a part of the Amended and Restated Pledge Agreement dated as of May 20, 1998 between CB Richard Ellis Services, Inc., as Pledgor, and Bank of America National Trust & Savings Association, as Agent.


                  EXCEPTIONS TO PRIORITY OF SECURITY INTEREST
                  -------------------------------------------

                                  SCHEDULE IV


                                PLEDGE AMENDMENT
                                ----------------


         This Pledge Amendment, dated as of _________, _____, is delivered pursuant to Section 6(b) of the Pledge Agreement referred to below. The undersigned hereby agrees that this Pledge Amendment may be attached to the Amended and Restated Pledge Agreement dated as of May 20, 1998, between the undersigned and Bank of America National Trust & Savings Association, as Agent (the "PLEDGE AGREEMENT," capitalized terms defined therein being used herein as therein defined), and that the Pledged Shares listed on this Pledge Amendment shall be deemed to be part of the Pledged Shares and shall become part of the Pledged Collateral under the Pledge Agreement as amended hereby, and shall secure all Secured Obligations.


                             [NAME OF PLEDGOR]



                             By: ___________________________
                             Title:



                   Class of      Stock Certi-      Par         Number of
Stock Issuer        Stock        ficate Nos.       Value        Shares
------------       --------      ------------      -----       ---------

                                                                     EXHIBIT I-2



                     AMENDED AND RESTATED PLEDGE AGREEMENT


          This AMENDED AND RESTATED PLEDGE AGREEMENT (this "AGREEMENT") is dated as of May 20, 1998 and entered into by and between CB RICHARD ELLIS, INC., a Delaware corporation ("PLEDGOR") (formerly known as CB Commercial Real Estate Group Inc.), and BANK OF AMERICA NATIONAL TRUST & SAVINGS ASSOCIATION, as agent for and representative of (in such capacity herein called "AGENT") those certain financial institutions (each a "BANK" and collectively, "BANKS") party to the Credit Agreement (as hereinafter defined).

                                    RECITALS

     A. CB Richard Ellis Services, Inc., a Delaware corporation ("COMPANY") (formerly known as CB Commercial Real Estate Services Group, Inc.), Agent and certain financial institutions (collectively, "ORIGINAL BANKS") entered into that certain Credit Agreement dated as of August 28, 1997 (the "EXISTING CREDIT AGREEMENT"), pursuant to which Original Banks agreed, among other things, to provide Company with a reducing revolving credit facility.

     B. As a condition precedent to the effectiveness of the Existing Credit Agreement, Pledgor and Agent executed that certain Pledge Agreement dated as of August 28, 1997 (the "EXISTING PLEDGE AGREEMENT"), wherein Pledgor pledged and assigned certain of its collateral as set forth therein to Agent for the benefit of Original Banks.

     C. Pledgor is the legal and beneficial owner of the shares of stock (the "PLEDGED SHARES") described in Schedule I annexed hereto and issued by the
                               ----------
corporations named therein.

     D. Company has agreed to amend and restate the Existing Credit Agreement pursuant to that certain Amended and Restated Credit Agreement dated as of May 20, 1998 by and among Company, Agent, and Banks (as the same from time to time may be amended, restated, supplemented or otherwise modified, the "CREDIT AGREEMENT"), under which Banks have agreed, among other things, to increase the amount of the reducing revolving credit facility provided under the Existing Credit Agreement upon the terms and subject to the conditions set forth in the Credit Agreement. Except as otherwise defined herein, all other capitalized terms used herein shall have the respective meanings given to such terms in the Credit Agreement.

     E. It is a condition precedent to the effectiveness of the Credit Agreement that the Existing Pledge Agreement be amended and restated pursuant to this Agreement and that Pledgor shall have pledged the collateral, granted the security interests and undertaken the obligations contemplated by this Agreement.

          NOW, THEREFORE, in consideration of the premises and in order to induce Agent and Banks to enter into the Credit Agreement and the other agreements, documents and instruments to be delivered pursuant thereto and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Pledgor hereby agrees with Agent as follows:

          SECTION 1.  PLEDGE AND GRANT OF SECURITY INTERESTS.  Pledgor hereby
                      --------------------------------------
pledges and assigns to Agent for the benefit of the Banks, and hereby grants to Agent for the benefit of the Banks a security interest in, all of Pledgor's right, title and interest in and to the following (the "PLEDGED COLLATERAL"):

          (a) the Pledged Shares and the certificates representing the Pledged Shares and any interest of Pledgor in the entries on the books of any securities intermediary pertaining to the Pledged Shares, and all dividends, cash, warrants, rights, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares;

          (b) all additional shares of, and all securities convertible into and warrants, options and other rights to purchase or otherwise acquire, stock of any issuer of the Pledged Shares from time to time acquired by Pledgor in any manner (which shares shall be deemed to be part of the Pledged Shares), the certificates or other instruments representing such additional shares, securities, warrants, options or other rights and any interest of Pledgor in the entries on the books of any securities intermediary pertaining to such additional shares, securities, warrants, options or other rights, and all dividends, cash, warrants, rights, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such additional shares, securities, warrants, options or other rights;

          (c) all shares of, and all securities convertible into and warrants, options and other rights to purchase or otherwise acquire, stock of any Person that, after the date of this Agreement, becomes, as a result of any occurrence, a Material Subsidiary which is a direct Subsidiary of Pledgor (which shares shall be deemed to be part of the Pledged Shares), the certificates or other instruments representing such shares, securities, warrants, options or other rights and any interest of Pledgor in the entries on the books of any securities intermediary pertaining to such shares, securities, warrants, options or other rights, and all dividends, cash, warrants, rights, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares, securities, warrants, options or other rights; and

          (d) to the extent not covered by clauses (a) through (c) above, all proceeds of any or all of the foregoing Pledged Collateral. For purposes of this Agreement, the term "PROCEEDS" includes whatever is receivable or received when Pledged Collateral or proceeds are sold, exchanged, collected or otherwise disposed of, whether such disposition is voluntary or involuntary, and whether or not occurring by operation of law, and includes, without limitation, proceeds of any indemnity or guaranty payable to Pledgor or Agent from time to time with respect to any of the Pledged Collateral.

          SECTION 2.  SECURITY FOR OBLIGATIONS.  This Agreement secures, and the
                      ------------------------
Pledged Collateral is collateral security for, the prompt payment or performance in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including the payment of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. (S)362(a)), of all obligations and liabilities of every nature of Pledgor now or hereafter existing under or arising out of or in connection with the Credit Agreement, the Guaranty and the other Loan Documents, and all extensions or renewals thereof, whether for principal, interest (including without limitation interest that, but for the filing of a petition in bankruptcy with respect to Pledgor, would accrue on such obligations), fees, expenses, indemnities or otherwise, whether voluntary or involuntary, direct or indirect, absolute or contingent, liquidated or unliquidated, determined or undetermined, whether or not jointly owed with others, and whether or not from time to time decreased or extinguished and later increased, created or incurred, and all or any portion of such obligations or liabilities that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from Agent or any Bank as a preference, fraudulent transfer or otherwise (all such obligations and liabilities being the "UNDERLYING DEBT"), and all obligations of every nature of Pledgor now or hereafter existing under this Agreement and under any other Loan Document heretofore, now or hereafter delivered by Pledgor to Agent, and all extensions, renewals, restatements, supplements, amendments or modifications thereof or thereto (all such obligations of Pledgor, together with the Underlying Debt, being the "SECURED OBLIGATIONS").

          SECTION 3.  DELIVERY OF PLEDGED COLLATERAL.  All certificates or
                      ------------------------------
instruments representing or evidencing the Pledged Collateral shall be delivered to and held by or on behalf of Agent pursuant hereto and shall be in suitable form for transfer by delivery or, as applicable, shall be accompanied by Pledgor's endorsement, where necessary, or duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to Agent. Agent shall have the right, at any time in its discretion and without notice to Pledgor, to transfer to or to register in the name of Agent or any of its nominees any or all of the Pledged Collateral, subject only to the revocable rights specified in Section 7(a). In addition, Agent shall have the right at any time to exchange certificates or instruments representing or evidencing any Pledged Collateral for certificates or instruments of smaller or larger denominations.

          SECTION 4.  REPRESENTATIONS AND WARRANTIES.  Pledgor represents and
                      ------------------------------
warrants as follows:

          (a) Due Authorization, etc. of Pledged Collateral.  All of the Pledged
              ---------------------------------------------
Shares have been duly authorized and validly issued and are fully paid and non-assessable.

          (b) Description of Pledged Collateral.  The Pledged Shares constitute
              ---------------------------------
all of the issued and outstanding shares of stock of each issuer thereof, except as otherwise set forth in Schedule II annexed hereto, and there are no
                          -----------
outstanding warrants, options or other rights to purchase, or other agreements outstanding with respect to, or property that is now or hereafter convertible into, or that requires the issuance or sale of, any Pledged Shares.

          (c) Ownership of Pledged Collateral.  Except for qualifying shares
              -------------------------------
held by Pledgor's directors, Pledgor is the legal, record and beneficial owner of the Pledged Collateral free and clear of any Lien except for the security interest created by the Existing Pledge Agreement and this Agreement.

          (d) Governmental Authorizations.  No authorization, approval or other
              ---------------------------
action by, and no notice to or filing with, any governmental authority or regulatory body is required for either (i) the pledge by Pledgor of the Pledged Collateral pursuant to this Agreement and the grant by Pledgor of the security interest granted hereby, (ii) the execution, delivery or performance of this Agreement by Pledgor, or (iii) the exercise by Agent of the voting or other rights, or the remedies in respect of the Pledged Collateral, provided for in this Agreement (except as may be required in connection with a disposition of Pledged Collateral by laws affecting the offering and sale of securities generally).

          (e) Due Authorization, etc. of Agreement.  This Agreement has been
              ------------------------------------
duly authorized, executed and delivered by Pledgor, and is in full force and effect and is binding upon and enforceable against Pledgor in accordance with the terms hereof.

          (f) Perfection.   Except as otherwise set forth in Schedule III
              ----------                                     ------------
annexed hereto, (i) the pledge of the Pledged Collateral pursuant to this Agreement creates a valid and perfected first priority security interest in the Pledged Collateral free of any adverse claim, securing the payment of the Secured Obligations, and (ii) Agent has "control" of the Pledged Collateral within the meaning of Section 9115(c) of the Uniform Commercial Code of the State of California ("UCC").

          (g) Margin Regulations.  The pledge of the Pledged Collateral pursuant
              ------------------
to this Agreement does not violate Regulation G, T, U or X of the Board of Governors of the Federal Reserve System.

          (h) Other Information.  All information heretofore, herein or
              -----------------
hereafter supplied to Agent by or on behalf of Pledgor with respect to the Pledged Collateral is accurate and complete in all respects.

          SECTION 5.  TRANSFERS AND OTHER LIENS; ADDITIONAL PLEDGED COLLATERAL;
                      ---------------------------------------------------------
ETC.  Pledgor shall:
----

          (a) not, except as expressly permitted by the Credit Agreement, (i) sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, any of the Pledged Collateral, (ii) execute or grant any stock power or endorsement with respect to any of the Pledged Collateral, or any other document or instrument purporting to assign, transfer or redeem any of the Pledged Collateral, or otherwise grant any indicia of "control" (within the meaning of Section 9115(c) of the UCC) with respect to any of the Pledged Collateral, (iii) create or suffer to exist any Lien upon or with respect to any of the Pledged Collateral, except for the security interest under this Agreement, any other security interest granted in favor of Agent or any other Lien expressly permitted under Section 8.01 of the Credit Agreement, or
(iv) permit any issuer of Pledged Shares to merge or consolidate unless all the outstanding capital stock of the surviving or resulting corporation is, upon such merger or consolidation, pledged hereunder and no cash, securities or other property is distributed in respect of the outstanding shares of any other constituent corporation;

          (b) (i) cause each issuer of Pledged Collateral not to issue any stock or other securities in addition to or in substitution for the Pledged Collateral issued by such issuer, except to Pledgor, (ii) pledge hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all additional shares of stock or other securities of each issuer of Pledged Collateral, and
(iii) pledge hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all shares of stock or other securities of any Person that, after the date of this Agreement, becomes, as a result of any occurrence, a Material Subsidiary of Pledgor;

          (c) promptly notify Agent of any event of which Pledgor becomes aware causing loss or depreciation in the value of the Pledged Collateral;

          (d) promptly deliver to Agent all written notices received by it with respect to the Pledged Collateral; and

          (e) pay promptly when due all taxes, assessments and governmental charges or levies imposed upon, and all claims against, the Pledged Collateral, except to the extent the validity thereof is being contested in good faith; provided, however, that Pledgor shall in any event pay such taxes, assessments,
--------  -------
charges, levies or claims not later than five days prior to the date of any proposed sale under any judgment, writ or warrant of attachment entered or filed against Pledgor or any of the Pledged Collateral as a result of the failure to make such payment.

          SECTION 6.  FURTHER ASSURANCES; PLEDGE AMENDMENTS.
                      -------------------------------------

          (a) Pledgor agrees that from time to time, at the expense of Pledgor, Pledgor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that Agent may request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable Agent to exercise and enforce its rights and remedies hereunder with respect to any Pledged Collateral. Without limiting the generality of the foregoing, Pledgor will: (i) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices (including, without limitation, stock powers with respect to, or other endorsements or instruments necessary to effect the assignment or other transfer of, any of the Pledged Collateral), as may be necessary or desirable, or as Agent may request, in order to perfect and preserve the security interests granted or purported to be granted hereby and (ii) at Agent's request, appear in and defend any action or proceeding that may affect Pledgor's title to or Agent's security interest in all or any part of the Pledged Collateral.

          (b) Pledgor further agrees that it will, upon obtaining any additional shares of stock or other securities required to be pledged hereunder as provided in Section 5(b), promptly (and in any event within five Business Days) deliver to Agent a Pledge Amendment, duly executed by Pledgor, in substantially the form of Schedule IV annexed hereto (a "PLEDGE AMENDMENT"), in respect of the
   -----------
additional Pledged Shares to be pledged pursuant to this Agreement. Pledgor hereby authorizes Agent to attach each Pledge Amendment to this Agreement and agrees that all Pledged Shares listed on any Pledge Amendment delivered to Agent shall for all purposes hereunder be considered Pledged Collateral; provided,
                                                                   --------
however, that the failure of Pledgor to execute a Pledge Amendment with respect
-------
to any additional Pledged Shares pledged pursuant to this Agreement shall not impair the security interest of Agent therein or otherwise adversely affect the rights and remedies of Agent hereunder with respect thereto.

          SECTION 7.  VOTING RIGHTS; DIVIDENDS; ETC.
                      ------------------------------

          (a) So long as no Event of Default shall have occurred and be continuing:

              (i) Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Pledged Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement or the Credit Agreement; provided, however, that Pledgor shall not exercise or refrain from
           --------  -------
exercising any such right if Agent shall have notified Pledgor that, in Agent's judgment, such action would have a material adverse effect on the value of the Pledged Collateral or any part thereof;

             (ii) Pledgor shall be entitled to receive and retain, and to utilize free and clear of the lien of this Agreement, any and all dividends and interest paid in respect of the Pledged Collateral; provided, however, that any
                                                    --------  -------
and all

                 (A) dividends and interest paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Pledged Collateral,

                 (B) dividends and other distributions paid or payable in cash in respect of any Pledged Collateral in connection with (x) a partial or total liquidation or dissolution, (y) a reduction of capital, capital surplus or paid-in-surplus or (z) a quasi-reorganization, and

                 (C) cash paid, payable or otherwise distributed in respect of principal or in redemption of or in exchange for any Pledged Collateral,

shall be, and shall forthwith be delivered to Agent to hold as, Pledged Collateral and shall, if received by Pledgor, be received in trust for the benefit of Agent, be segregated from the other property or funds of Pledgor and be forthwith delivered to Agent as Pledged Collateral in the same form as so received (with all necessary endorsements); and

         (iii) Agent shall promptly execute and deliver (or cause to be executed and delivered) to Pledgor all such proxies, dividend payment orders and other instruments as Pledgor may from time to time reasonably request for the purpose of enabling Pledgor to exercise the voting and other consensual rights which it is entitled to exercise pursuant to paragraph (i) above and to receive the dividends, principal or interest payments which it is authorized to receive and retain pursuant to paragraph (ii) above.

          (b) Upon the occurrence and during the continuation of any Default or Event of Default:

              (i) upon written notice from Agent to Pledgor, all rights of Pledgor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to Section 7(a)(i) shall cease, and all such rights shall thereupon become vested in Agent who shall thereupon have the sole right to exercise such voting and other consensual rights;

             (ii) all rights of Pledgor to receive the dividends and interest payments which it would otherwise be authorized to receive and retain pursuant to Section 7(a)(ii) shall cease, and all such rights shall thereupon become vested in Agent who shall thereupon have the sole right to receive and hold as Pledged Collateral such dividends and interest payments; and

            (iii) all dividends, principal and interest payments which are received by Pledgor contrary to the provisions of paragraph (ii) of this
Section 7(b) shall be received in trust for the benefit of Agent, shall be segregated from other funds of Pledgor and shall forthwith be paid over to Agent as Pledged Collateral in the same form as so received (with any necessary endorsements).

       (c) In order to permit Agent to exercise the voting and other consensual rights which it may be entitled to exercise pursuant to Section 7(b)(i) and to receive all dividends and other distributions which it may be entitled to receive under Section 7(a)(ii) or Section 7(b)(ii), (i) Pledgor shall promptly execute and deliver (or cause to be executed and delivered) to Agent all such proxies, dividend payment orders and other instruments as Agent may from time to time reasonably request and (ii) without limiting the effect of the immediately preceding clause (i), Pledgor hereby grants to Agent an irrevocable proxy to vote the Pledged Collateral and to exercise all other rights, powers, privileges and remedies to which a holder of the Pledged Collateral would be entitled (including, without limitation, giving or withholding written consents of shareholders, calling special meetings of shareholders and voting at such meetings), which proxy shall be effective, automatically and without the necessity of any action (including any transfer of any Pledged Collateral on the record books of the issuer thereof) by any other Person (including the issuer of the Pledged Collateral or any officer or agent thereof), upon the occurrence of an Event of Default or Default and which proxy shall only terminate upon the payment in full of the Secured Obligations.

          SECTION 8.  AGENT APPOINTED ATTORNEY-IN-FACT.  Pledgor hereby
                      --------------------------------
irrevocably appoints Agent as Pledgor's attorney-in-fact, with full authority in the place and stead of Pledgor and in the name of Pledgor, Agent or otherwise, from time to time in Agent's discretion to take any action and to execute any instrument that Agent may deem necessary or advisable to accomplish the purposes of this Agreement, including without limitation:

          (a) to file one or more financing or continuation statements, or amendments thereto, or stock powers or other endorsements or instruments of transfer or assignments in blank, relative to all or any part of the Pledged Collateral, or to enter into agreements with Agent and any securities intermediaries described in Section 1 relating to any Pledged Collateral to protect Agent's security interest therein, in form and substance satisfactory to Agent, in each case without the signature of Pledgor;

          (b) after the occurrence and during the continuation of any Event of Default, to ask, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Pledged Collateral;

          (c) after the occurrence and during the continuation of any Event of Default, to receive, endorse and collect any instruments made payable to Pledgor representing any dividend, principal or interest payment or other distribution in respect of the Pledged Collateral or any part thereof and to give full discharge for the same; and

          (d) after the occurrence and during the continuation of any Event of Default, to file any claims or take any action or institute any proceedings that Agent may deem necessary or desirable for the collection of any of the Pledged Collateral or otherwise to enforce the rights of Agent with respect to any of the Pledged Collateral.

          SECTION 9.  AGENT MAY PERFORM.  If Pledgor fails to perform any
                      -----------------
agreement contained herein, Agent may itself perform, or cause performance of, such agreement, and the expenses of Agent incurred in connection therewith shall be payable by Pledgor under Section 12(b).

          SECTION 10. STANDARD OF CARE.  The powers conferred on Agent
                      ----------------
hereunder are solely to protect its interest in the Pledged Collateral and shall not impose any duty upon it to exercise any such powers. Except for the exercise of reasonable care in the custody of any Pledged Collateral in its possession and the accounting for moneys actually received by it hereunder, Agent shall have no duty as to any Pledged Collateral, it being understood that Agent shall have no responsibility for (a) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to any Pledged Collateral, whether or not Agent has or is deemed to have knowledge of such matters, (b) taking any necessary steps (other than steps taken in accordance with the standard of care set forth above to maintain possession of the Pledged Collateral) to preserve rights against any parties with respect to any Pledged Collateral, (c) taking any necessary steps to collect or realize upon the Secured Obligations or any guarantee therefor, or any part thereof, or any of the Pledged Collateral, or (d) initiating any action to protect the Pledged Collateral against the possibility of a decline in market value. Agent shall be deemed to have exercised reasonable care in the custody and preservation of Pledged Collateral in its possession if such Pledged Collateral is accorded treatment substantially equal to that which Agent accords its own property consisting of negotiable securities.

          SECTION 11.  REMEDIES.
                       --------

          (a) If any Event of Default shall have occurred and be continuing, Agent may, subject to the terms of the Credit Agreement, exercise in respect of the Pledged Collateral, in addition to all other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the Uniform Commercial Code as in effect in any relevant jurisdiction (the "CODE") (whether or not the Code applies to the affected Pledged Collateral), and Agent may also in its sole discretion, without notice except as specified below, sell the Pledged Collateral or any part thereof in one or more parcels at public or private sale, at any exchange or broker's board or at any of Agent's offices or elsewhere, for cash, on credit or for future delivery, at such time or times and at such price or prices and upon such other terms as Agent may deem commercially reasonable, irrespective of the impact of any such sales on the market price of the Pledged Collateral. Agent or any Bank may be the purchaser of any or all of the Pledged Collateral at any such sale and Agent, as agent for and representative of the Banks, shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Pledged Collateral sold at any such public sale, to use and apply any of the Secured Obligations as a credit on account of the purchase price for any Pledged Collateral payable by Agent at such sale. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of Pledgor, and Pledgor hereby waives (to the extent permitted by applicable law) all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. Pledgor agrees that, to the extent notice of sale shall be required by law, at least ten days' notice to Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. Agent shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given. Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. To the extent permitted by applicable law, Pledgor hereby waives any claims against Agent arising by reason of the fact that the price at which any Pledged Collateral may have been sold at any such private sale was less than the price which might have been obtained at a public sale, even if Agent accepts the first offer received and does not offer such Pledged Collateral to more than one offeree. If the proceeds of any sale or other disposition of the Pledged Collateral are insufficient to pay all of the Secured Obligations, Pledgor shall be liable for the deficiency and the reasonable fees of any attorneys employed by Agent to collect such deficiency.

          (b) Any cash held by Agent as Pledged Collateral and all cash proceeds received by Agent in respect of any sale of, collection from, or other realization upon all or any part of the Pledged Collateral may, in the discretion of Agent, be held by Agent as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to Agent pursuant to Section 12(b)) in whole or in part by Agent against all or any part of the Secured Obligations in such order as Agent shall elect. Any surplus of such cash or cash proceeds held by Agent and remaining after payment in full of all the Secured Obligations shall be paid over to Pledgor or to whosoever may be lawfully entitled to receive such surplus.

          (c) Pledgor recognizes that, by reason of certain prohibitions contained in the Securities Act of 1933, as amended from time to time (the "SECURITIES ACT"), and applicable state securities laws, Agent may be compelled, with respect to any sale of all or any part of the Pledged Collateral conducted without prior registration or qualification of such Pledged Collateral under the Securities Act and/or such state securities laws, to conduct such sales as private, not public, sales and to limit purchasers to a restricted group who will agree, among other things, to acquire the Pledged Collateral for their own account, for investment and not with a view to the distribution or resale thereof. Pledgor acknowledges and agrees that any such private sales may be at prices and on terms less favorable than those obtainable through a public sale without such restrictions (including, without limitation, a public offering made pursuant to an effective registration statement under the Securities Act) and, notwithstanding such circumstances, Pledgor agrees that any such private sale shall be conclusively deemed to have been made in a commercially reasonable manner and that Agent shall have no obligation either to engage in public sales or to delay the sale of any Pledged Collateral for the period of time necessary to permit the issuer thereof to register it for a form of public sale requiring registration under the Securities Act or under applicable state securities laws, even if such issuer would, or should, agree to so register it. Pledgor further acknowledges the impossibility of ascertaining the amount of damages which would be suffered by Agent by reason of the failure by Pledgor to perform any of the covenants contained in this Section and, consequently, agrees that, if Pledgor shall fail to perform any of such covenants, it shall pay, as liquidated damages and not as a penalty, an amount equal to the value of the Pledged Collateral on the date Agent shall demand compliance with this Section.

          (d) If Agent determines to exercise its right to sell any or all of the Pledged Collateral, upon written request, Pledgor shall and shall cause each issuer of any Pledged Shares to be sold hereunder from time to time to furnish to Agent all such information as Agent may request in order to determine the number of shares and other instruments included in the Pledged Collateral which may be sold by Agent in exempt transactions under the Securities Act and the rules and regulations of the Securities and Exchange Commission thereunder, as the same are from time to time in effect.

          SECTION 12.  INDEMNITY AND EXPENSES.
                       ----------------------

          (a) Pledgor agrees to indemnify Agent and each Bank from and against any and all claims, losses and liabilities in any way relating to, growing out of or resulting from this Agreement and the transactions contemplated hereby (including, without limitation, enforcement of this Agreement), except to the extent such claims, losses or liabilities result solely from Agent's or such Bank's gross negligence or willful misconduct as finally determined by a court of competent jurisdiction.

          (b) Pledgor shall pay to Agent upon demand the amount of any and all costs and expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, that Agent may incur in connection with (i) the administration of this Agreement, (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Pledged Collateral, (iii) the exercise or enforcement of any of the rights of Agent hereunder, or (iv) the failure by Pledgor to perform or observe any of the provisions hereof.

          SECTION 13.  CONTINUING SECURITY INTEREST; TRANSFER OF LOANS. This
                       -----------------------------------------------
Agreement shall create a continuing security interest in the Pledged Collateral and shall (a) remain in full force and effect until the payment in full of all Secured Obligations, (b) be binding upon Pledgor, its successors and assigns, and (c) inure, together with the rights and remedies of Agent hereunder, to the benefit of Agent and its successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), any Bank may, subject to the terms of the Credit Agreement, assign or otherwise transfer its interest in the Credit Agreement in whole or in part to any other Person, and such other Person shall thereupon become vested with all benefits in respect thereof granted to Banks herein or otherwise. Upon the payment in full of all Secured Obligations, the security interest granted hereby shall terminate and all rights to the Pledged Collateral shall revert to Pledgor. Upon any such termination Agent will, at Pledgor's expense, execute and deliver to Pledgor such documents as Pledgor shall reasonably request to evidence such termination and Pledgor shall be entitled to the return, upon its request and at its expense, against receipt and without recourse to Agent, of such of the Pledged Collateral as shall not have been sold or otherwise applied pursuant to the terms hereof.

          SECTION 14.  AMENDMENTS; ETC.  Subject to Section 11.01 of the Credit
                       ---------------
Agreement, no amendment, modification, termination or waiver of any provision of this Agreement, and no consent to any departure by Pledgor therefrom, shall in any event be effective unless the same shall be in writing and signed by Agent and, in the case of any such amendment or modification, by Pledgor. Any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given.

          SECTION 15.  NOTICES.  Any notice or other communication herein
                       -------
required or permitted to be given shall be in writing and may be personally served or sent by telefacsimile or United States mail or courier service and shall be deemed to have been given when delivered in person or by courier service, upon receipt of telefacsimile or five (5) Business Days after depositing it in the United States mail with postage prepaid and properly addressed. For the purposes hereof, the address of each party hereto shall be as set forth under such party's name on the signature pages hereof or, as to either party, such other address as shall be designated by such party in a written notice delivered to the other party hereto.

          SECTION 16.  FAILURE OR INDULGENCE NOT WAIVER; REMEDIES CUMULATIVE.
                       -----------------------------------------------------
No failure or delay on the part of Agent in the exercise of any power, right or privilege hereunder shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude any other or further exercise thereof or of any other power, right or privilege. All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available.

          SECTION 17.  SEVERABILITY.  In case any provision in or obligation
                       ------------
under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

          SECTION 18.  HEADINGS.  Section and subsection headings in this
                       --------
Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

          SECTION 19.  GOVERNING LAW; TERMS.  THIS AGREEMENT AND THE RIGHTS AND
                       --------------------
OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES, EXCEPT TO THE EXTENT THAT THE CODE PROVIDES THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR PLEDGED COLLATERAL ARE GOVERNED BY THE LAWS OF A

JURISDICTION OTHER THAN THE STATE OF CALIFORNIA. Unless otherwise defined herein or in the Credit Agreement, terms used in Articles 8 and 9 of the UCC are used herein as therein defined.

          SECTION 20.  CONSENT TO JURISDICTION AND SERVICE OF PROCESS.  ALL
                       ----------------------------------------------
JUDICIAL PROCEEDINGS BROUGHT AGAINST PLEDGOR ARISING OUT OF OR RELATING TO THIS AGREEMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF CALIFORNIA OR OF THE UNITED STATES FOR THE CENTRAL DISTRICT OF CALIFORNIA, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT PLEDGOR ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE NONEXCLUSIVE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS AGREEMENT. Pledgor hereby agrees that service of all process in any such proceeding in any such court may be made by registered or certified mail, return receipt requested, to Pledgor at its address provided in Section 15, such service being hereby acknowledged by Pledgor to be sufficient for personal jurisdiction in any action against Pledgor in any such court and to be otherwise effective and binding service in every respect. Nothing herein shall affect the right to serve process in any other manner permitted by law or shall limit the right of Agent to bring proceedings against Pledgor in the courts of any other jurisdiction.

          SECTION 21.  WAIVER OF JURY TRIAL.  PLEDGOR AND AGENT HEREBY AGREE TO
                       --------------------
WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT. The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including without limitation contract claims, tort claims, breach of duty claims, and all other common law and statutory claims. Pledgor and Agent each acknowledge that this waiver is a material inducement for Pledgor and Agent to enter into a business relationship, that Pledgor and Agent have already relied on this waiver in entering into this Agreement and that each will continue to rely on this waiver in their related future dealings. Pledgor and Agent further warrant and represent that each has reviewed this waiver with its legal counsel, and that each knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT. In the event of litigation, this Agreement may be filed as a written consent to a trial by the court.

          SECTION 22.    WAIVERS BY PLEDGOR.  Pledgor hereby waives, for the
                         ------------------
benefit of Banks and Agent:

          (a) any right to require Agent or any Bank, as a condition of payment or performance by Pledgor, to (i) proceed against Company, any other guarantor of the Secured Obligations or any other Person, (ii) proceed against or exhaust any security held from Company, any such other guarantor or any other Person,
(iii) proceed against or have resort to any balance of any deposit account or credit on the books of Agent or any Bank in favor of Company or any other Person, or (iv) pursue any other remedy in the power of Agent or any Bank whatsoever;

          (b) any defense arising by reason of the incapacity, lack of authority or any disability or other defense of Company including, without limitation, any defense based on or arising out of the lack of validity or the unenforceability of the Secured Obligations or any agreement or instrument relating thereto or by reason of the cessation of the liability of Company from any cause other than payment in full of the Secured Obligations;

          (c) any defense based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in other respects more burdensome than that of the principal;

          (d) any defense based upon Agent's or any Bank's errors or omissions in the administration of the Secured Obligations, except behavior which amounts to bad faith;

          (e) (i) any principles or provisions of law, statutory or otherwise, which are or might be in conflict with the terms of this Pledge Agreement and any legal or equitable discharge of such Pledgor's obligations hereunder, (ii) the benefit of any statute of limitations affecting Pledgor's liability hereunder or the enforcement hereof, (iii) any rights to set-offs, recoupments and counterclaims, and (iv) promptness, diligence and any requirement that Agent or any Bank protect, secure, perfect or insure any security interest or lien or any property subject thereto;

          (f) notices, demands, presentments, protests, notices of protest, notices of dishonor and notices of any action or inaction, including acceptance of this Pledge Agreement, notices of default under the Credit Agreement, the Loan Documents or any agreement or instrument related thereto, notices of any renewal, extension or modification of the Secured Obligations or any agreement related thereto, notices of any extension of credit to Company and any right to consent to any thereof; and

          (g) any defenses or benefits that may be derived from or afforded by law which limit the liability of or exonerate guarantors or sureties, or which may conflict with the terms of this Pledge Agreement.

          SECTION 23.  CERTAIN CALIFORNIA LAW WAIVERS.  As used in this Section
                       ------------------------------
23, any reference to "the principal" includes Company, and any reference to "the creditor" includes Agent and each Bank. In accordance with Section 2856 of the California Civil Code:

          (a) Pledgor agrees (i) to waive any and all rights of subrogation and reimbursement against Company or against any collateral or security granted by Company for any of the Secured Obligations and (ii) to withhold the exercise of any and all rights of subrogation, reimbursement and contribution against Company, against any other guarantor of any of the Secured Obligations and against any collateral or security granted by any such other guarantor for any of the Secured Obligations until the Secured Obligations shall have been paid in full and all letters of credit issued under the Credit Agreement and the other Loan Documents shall have expired or been canceled, all as more fully set forth in Section 24;

          (b) Pledgor waives any and all other rights and defenses available to such Pledgor by reason of Sections 2787 to 2855, inclusive, 2899 and 3433 of the California Civil Code, including without limitation any and all rights or defenses Pledgor may have by reason of protection afforded to the principal with respect to any of the Secured Obligations, or to any other guarantor of any of the Secured Obligations with respect to any of such guarantor's obligations under its guaranty, in either case pursuant to the antideficiency or other laws of the State of California limiting or discharging the principal's indebtedness or such guarantor's obligations, including without limitation Section 580a, 580b, 580d, or 726 of the California Code of Civil Procedure; and

          (c) Pledgor waives all rights and defenses arising out of an election of remedies by the creditor, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for any Secured Obligation, has destroyed Pledgor's rights of subrogation and reimbursement against the principal by the operation of Section 580d of the Code of Civil Procedure or otherwise; and even though that election of remedies by the creditor, such as nonjudicial foreclosure with respect to security for an obligation of any other guarantor (including any other Pledgor) of any of the Secured Obligations, has destroyed Pledgor's rights of contribution against such other guarantor.

No other provision of this Pledge Agreement shall be construed as limiting the generality of any of the covenants and waivers set forth in this Section 23.

          SECTION 24.  PLEDGOR'S RIGHTS OF SUBROGATION, CONTRIBUTION, ETC.
                       --------------------------------------------------
Pledgor hereby waives any claim, right or remedy, direct or indirect, that Pledgor now has or may hereafter have against Company or any of its assets in connection with this Pledge Agreement or the performance by Pledgor of its obligations hereunder, in each case whether such claim, right or remedy arises in equity, under contract, by statute (including without limitation under California Civil Code Section 2847, 2848 or 2849), under common law or otherwise and including without limitation (a) any right of subrogation, reimbursement or indemnification that Pledgor now has or may hereafter have against Company, (b) any right to enforce, or to participate in, any claim, right or remedy that Agent or any Bank now has or may hereafter have against Company, and (c) any benefit of, and any right to participate in, any collateral or security now or hereafter held by Agent or any Bank. In addition, until the Secured Obligations shall have been indefeasibly paid in full and all letters of credit issued under the Credit Agreement shall have expired or been canceled, Pledgor shall withhold exercise of any right of contribution Pledgor may have against any other guarantor of the Secured Obligations (including without limitation any such right of contribution under California Civil Code Section 2848). Pledgor further agrees that, to the extent the waiver or agreement to withhold the exercise of its rights of subrogation, reimbursement, indemnification and contribution as set forth herein is found by a court of competent jurisdiction to be void or voidable for any reason, any rights of subrogation, reimbursement or indemnification Pledgor may have against Company or against any collateral or security, and any rights of contribution Pledgor may have against any such other guarantor, shall be junior and subordinate to any rights Agent or any Bank may have against Company, to all right, title and interest Agent or any Bank may have in any such collateral or security, and to any right Agent or any Bank may have against such other guarantor. If any amount shall be paid to Pledgor on account of any such subrogation, reimbursement, indemnification or contribution rights at any time when all Secured Obligations shall not have been paid in full, such amount shall be held in trust for Agent on behalf of Banks and shall forthwith be paid over to Agent for the benefit of Banks to be credited and applied against the Secured Obligations, whether matured or unmatured, in accordance with the terms hereof.

          SECTION 25.  COUNTERPARTS.  This Agreement may be executed in one or
                       ------------
more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.


                  (remainder of page intentionally left blank)

          IN WITNESS WHEREOF, Pledgor and Agent have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                    CB RICHARD ELLIS, INC. (FORMERLY KNOWN AS CB
                    COMMERCIAL REAL ESTATE GROUP, INC.)



                    By: _____________________________________
                         Name: Walter V. Stafford
                         Title: Senior Executive Vice President


                    Notice Address:
                    c/o CB Richard Ellis Services, Inc.
                    533 South Fremont Avenue
                    Los Angeles, CA 90071-1798
                    Facsimile No.: (213) 613-3015


                    BANK OF AMERICA NATIONAL TRUST &
                    SAVINGS ASSOCIATION, AS AGENT



                    By: __________________________
                         Name:
                         Title:


                    Notice Address:
                    Bank of America NT&SA
                    Agency Management - LA #20529
                    555 South Flower Street, 11th Floor
                    Los Angeles, CA 90071
                    Facsimile No.:  (213) 228-2299

                                   SCHEDULE I

       Attached to and forming a part of the Amended and Restated Pledge Agreement dated as of May 20, 1998 between CB Richard Ellis, Inc., as Pledgor, and Bank of America National Trust & Savings Association, as Agent.


                                     Part A

              Class of   Stock Certi-        Par        Number of
Stock Issuer   Stock     ficate Nos.         Value        Shares
------------  --------   ------------        -----      -----------


L.J. Melody &
  Company       Common        8               $100           10

                                  SCHEDULE II


     Attached to and forming a part of the Amended and Restated Pledge Agreement dated as of May 20, 1998 between CB Richard Ellis, Inc., as Pledgor, and Bank of America National Trust & Savings Association, as Agent.


                                             Percentage
                           Number of         Represented   Holders
                           Shares Issued     by Pledged    of Shares
Stock Issuer               and Outstanding     Shares      Not Pledged
------------------------   ---------------   -----------   -----------

L.J. Melody & Company       10                 100%


                                  SCHEDULE III


          Attached to and forming a part of the Amended and Restated Pledge Agreement dated as of May 20, 1998 between CB Richard Ellis, Inc., as Pledgor, and Bank of America National Trust & Savings Association, as Agent.


                  EXCEPTIONS TO PRIORITY OF SECURITY INTEREST
                  -------------------------------------------

                                  SCHEDULE IV


                                PLEDGE AMENDMENT
                                ----------------


         This Pledge Amendment, dated as of _________, ____, is delivered pursuant to Section 6(b) of the Pledge Agreement referred to below. The undersigned hereby agrees that this Pledge Amendment may be attached to the Amended and Restated Pledge Agreement dated as of May 20, 1998, between the undersigned and Bank of America National Trust & Savings Association, as Agent (the "PLEDGE AGREEMENT," capitalized terms defined therein being used herein as therein defined), and that the Pledged Shares listed on this Pledge Amendment shall be deemed to be part of the Pledged Shares and shall become part of the Pledged Collateral under the Pledge Agreement as amended hereby, and shall secure all Secured Obligations.


                             [NAME OF PLEDGOR]



                             By: ___________________________
                             Title:



                  Class of    Stock Certi-   Par        Number of
Stock Issuer        Stock     ficate Nos.    Value            Shares
------------       --------   ------------   -----         -----------

                                                                     EXHIBIT I-3

                     AMENDED AND RESTATED PLEDGE AGREEMENT


          This AMENDED AND RESTATED PLEDGE AGREEMENT (this "AGREEMENT") is dated as of May 20, 1998 and entered into by and between KOLL MANAGEMENT SERVICES, INC., a Delaware corporation ("PLEDGOR"), and BANK OF AMERICA NATIONAL TRUST & SAVINGS ASSOCIATION, as agent for and representative of (in such capacity herein called "AGENT") those certain financial institutions (each a "BANK" and collectively, "BANKS") party to the Credit Agreement (as hereinafter defined).

                                    RECITALS

          A. CB Richard Ellis Services, Inc., a Delaware corporation ("COMPANY") (formerly known as CB Commercial Real Estate Services Group, Inc.), Agent and certain financial institutions (collectively, "ORIGINAL BANKS") entered into that certain Credit Agreement dated as of August 28, 1997 (the "EXISTING CREDIT AGREEMENT"), pursuant to which Original Banks agreed, among other things, to provide Company with a reducing revolving credit facility.

          B. As a condition precedent to the effectiveness of the Existing Credit Agreement, Pledgor and Agent executed that certain Pledge Agreement dated as of August 28, 1997 (the "EXISTING PLEDGE AGREEMENT"), wherein Pledgor pledged and assigned certain of its collateral as set forth therein to Agent for the benefit of Original Banks.

          C. Pledgor is the legal and beneficial owner of the shares of stock (the "PLEDGED SHARES") described in Schedule I annexed hereto and issued by the
                                    ----------
corporations named therein.

          D. Company has agreed to amend and restate the Existing Credit Agreement pursuant to that certain Amended and Restated Credit Agreement dated as of May 20, 1998 by and among Company, Agent, and Banks (as the same from time to time may be amended, restated, supplemented or otherwise modified, the "CREDIT AGREEMENT"), under which Banks have agreed, among other things, to increase the amount of the reducing revolving credit facility provided under the Existing Credit Agreement upon the terms and subject to the conditions set forth in the Credit Agreement. Except as otherwise defined herein, all other capitalized terms used herein shall have the respective meanings given to such terms in the Credit Agreement.

          E. It is a condition precedent to the effectiveness of the Credit Agreement that the Existing Pledge Agreement be amended and restated pursuant to this Agreement and that Pledgor shall have pledged the collateral, granted the security interests and undertaken the obligations contemplated by this Agreement.

          NOW, THEREFORE, in consideration of the premises and in order to induce Agent and Banks to enter into the Credit Agreement and the other agreements, documents and instruments to be delivered pursuant thereto and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Pledgor hereby agrees with Agent as follows:

          SECTION 1.  PLEDGE AND GRANT OF SECURITY INTERESTS.  Pledgor hereby
                      --------------------------------------
pledges and assigns to Agent for the benefit of the Banks, and hereby grants to Agent for the benefit of the Banks a security interest in, all of Pledgor's right, title and interest in and to the following (the "PLEDGED COLLATERAL"):

          (a) the Pledged Interests and any certificates representing the Pledged Interests, and any and all partnership interests of Pledgor in the Partnerships (collectively, the "PARTNERSHIP INTERESTS"), now existing or hereafter acquired, including any general and limited partnership interests, and all dividends, distributions, capital and profits, cash, warrants, rights, certificates, instruments, chattel paper and other rights, property or proceeds and products from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Interests, all additional rights to purchase interests in the Partnerships from time to time acquired by Pledgor in any manner (which interests shall be deemed to be part of the Partnership Interests), the certificates or other instruments representing such additional interests and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such additional interests or other rights, and to the extent not covered by above, all Proceeds (as defined below) of any or all of the foregoing;

          (b) all additional shares of, and all securities convertible into and warrants, options and other rights to purchase or otherwise acquire, stock or partnership interests of any issuer of the Pledged Interests from time to time acquired by Pledgor in any manner (which shares shall be deemed to be part of the Pledged Interests), the certificates or other instruments representing such additional shares or interests, securities, warrants, options or other rights and any interest of Pledgor in the entries on the books of any securities intermediary pertaining to such additional shares or interests, securities, warrants, options or other rights, and all dividends, cash, warrants, rights, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such additional shares or interests, securities, warrants, options or other rights;

          (c) all shares of, and all securities convertible into and warrants, options and other rights to purchase or otherwise acquire, stock or partnership interests of any Person that, after the date of this Agreement, becomes, as a result of any occurrence, a Material Subsidiary which is a direct Subsidiary of Pledgor (which shares or interests shall be deemed to be part of the Pledged Interests), the certificates or other instruments representing such shares or interests, securities, warrants, options or other rights and any interest of Pledgor in the entries on the books of any securities intermediary pertaining to such shares or interests, securities, warrants, options or other rights, and all dividends, cash, warrants, rights, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares or interests, securities, warrants, options or other rights; and

          (d) all of Pledgor's right, title and interest: (i) as a partner in and to the Partnerships, whether now owned or hereafter acquired, including, without limitation, any management and voting rights with respect to the Partnership Interests, and (ii) all other property which, absent this Agreement would, now or hereafter, be distributable or distributed, transferable or transferred, payable or paid, or deliverable or delivered to Pledgor as a partner in the Partnerships, whether at any time prior to, or in connection with, or after the dissolution of the Partnership, if any, including, without limitation, distributions of cash and of property in kind by the Partnerships (collectively, the "DISTRIBUTIONS").

          (e) to the extent not covered by clauses (a) through (d) above, all proceeds of any or all of the foregoing Pledged Collateral. For purposes of this Agreement, the term "PROCEEDS" shall have the meaning assigned to that term under the California Commercial Code (the "CODE") and, in any event, shall include, without limitation, any and all (A) proceeds of any indemnity or guaranty payable to Pledgor or Agent from time to time with respect to any of the Pledged Collateral and (B) any other amounts from time to time paid or payable under or in connection with any of the Pledged Collateral.

          SECTION 2.  SECURITY FOR OBLIGATIONS.  This Agreement secures, and the
                      ------------------------
Pledged Collateral is collateral security for, the prompt payment or performance in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including the payment of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. (S)362(a)), of all obligations and liabilities of every nature of Pledgor now or hereafter existing under or arising out of or in connection with the Credit Agreement, the Guaranty and the other Loan Documents, and all extensions or renewals thereof, whether for principal, interest (including without limitation interest that, but for the filing of a petition in bankruptcy with respect to Pledgor, would accrue on such obligations), fees, expenses, indemnities or otherwise, whether voluntary or involuntary, direct or indirect, absolute or contingent, liquidated or unliquidated, determined or undetermined, whether or not jointly owed with others, and whether or not from time to time decreased or extinguished and later increased, created or incurred, and all or any portion of such obligations or liabilities that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from Agent or any Bank as a preference, fraudulent transfer or otherwise (all such obligations and liabilities being the "UNDERLYING DEBT"), and all obligations of every nature of Pledgor now or hereafter existing under this Agreement and under any other Loan Document heretofore, now or hereafter delivered by Pledgor to Agent, and all extensions, renewals, restatements, supplements, amendments or modifications thereof or thereto (all such obligations of Pledgor, together with the Underlying Debt, being the "SECURED OBLIGATIONS").

          SECTION 3.  DELIVERY OF PLEDGED COLLATERAL.  All certificates or
                      ------------------------------
instruments representing or evidencing the Pledged Collateral shall be delivered to and held by or on behalf of Agent pursuant hereto and shall be in suitable form for transfer by delivery or, as applicable, shall be accompanied by Pledgor's endorsement, where necessary, or duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to Agent. Agent shall have the right, at any time in its discretion and without notice to Pledgor, to transfer to or to register in the name of Agent or any of its nominees any or all of the Pledged Collateral, subject only to the revocable rights specified in Section 7(a). In addition, Agent shall have the right at any time to exchange certificates or instruments representing or evidencing any Pledged Collateral for certificates or instruments of smaller or larger denominations.

          SECTION 4.  REPRESENTATIONS AND WARRANTIES.  Pledgor represents and
                      ------------------------------
warrants as follows:

          (a) Due Authorization, etc. of Pledged Collateral.  All of the Pledged
              ---------------------------------------------
Interests have been duly authorized and validly issued and are fully paid and non-assessable.

          (b) Description of Pledged Collateral.  The Pledged Interests
              ---------------------------------
constitute all of the issued and outstanding shares of stock or partnership interests of each issuer thereof, except as otherwise set forth in Schedule II
                                                                   -----------
annexed hereto, and there are no outstanding warrants, options or other rights to purchase, or other agreements outstanding with respect to, or property that is now or hereafter convertible into, or that requires the issuance or sale of, any Pledged Interests.

          (c) Ownership of Pledged Collateral.  Except for qualifying shares
              -------------------------------
held by Pledgor's directors, Pledgor is the legal, record and beneficial owner of the Pledged Collateral free and clear of any Lien except for the security interest created by the Existing Pledge Agreement and this Agreement.

          (d) Governmental Authorizations.  No authorization, approval or other
              ---------------------------
action by, and no notice to or filing with, any governmental authority or regulatory body is required for either (i) the pledge by Pledgor of the Pledged Collateral pursuant to this Agreement and the grant by Pledgor of the security interest granted hereby, (ii) the execution, delivery or performance of this Agreement by Pledgor, or (iii) the exercise by Agent of the voting or other rights, or the remedies in respect of the Pledged Collateral, provided for in this Agreement (except as may be required in connection with a disposition of Pledged Collateral by laws affecting the offering and sale of securities generally).

          (e) Due Authorization, etc. of Agreement.  This Agreement has been
              ------------------------------------
duly authorized, executed and delivered by Pledgor, and is in full force and effect and is binding upon and enforceable against Pledgor in accordance with the terms hereof.

          (f) Perfection.   Except as otherwise set forth in Schedule III
              ----------                                     ------------
annexed hereto, (i) the pledge of the Pledged Collateral pursuant to this Agreement creates a valid and perfected first priority security interest in the Pledged Collateral free of any adverse claim, securing the payment of the Secured Obligations, and (ii) Agent has "control" of the Pledged Collateral within the meaning of Section 9115(c) of the Uniform Commercial Code of the State of California ("UCC").

          (g) Margin Regulations.  The pledge of the Pledged Collateral pursuant
              ------------------
to this Agreement does not violate Regulation G, T, U or X of the Board of Governors of the Federal Reserve System.

          (h) Other Information.  All information heretofore, herein or
              -----------------
hereafter supplied to Agent by or on behalf of Pledgor with respect to the Pledged Collateral is accurate and complete in all respects.

          SECTION 5.  TRANSFERS AND OTHER LIENS; ADDITIONAL PLEDGED COLLATERAL;
                      ---------------------------------------------------------
ETC.  Pledgor shall:
----

          (a) not, except as expressly permitted by the Credit Agreement, (i) sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, any of the Pledged Collateral, (ii) execute or grant any stock power or endorsement with respect to any of the Pledged Collateral, or any other document or instrument purporting to assign, transfer or redeem any of the Pledged Collateral, or otherwise grant any indicia of "control" (within the meaning of Section 9115(c) of the UCC) with respect to any of the Pledged Collateral, (iii) create or suffer to exist any Lien upon or with respect to any of the Pledged Collateral, except for the security interest under this Agreement, any other security interest granted in favor of Agent or any other Lien expressly permitted under Section 8.01 of the Credit Agreement, or
(iv) permit any issuer of Pledged Interests to merge or consolidate unless all the outstanding capital stock of the surviving or resulting corporation is, upon such merger or consolidation, pledged hereunder and no cash, securities or other property is distributed in respect of the outstanding shares of any other constituent corporation;

          (b) (i) cause each issuer of Pledged Collateral not to issue any stock or other securities in addition to or in substitution for the Pledged Collateral issued by such issuer, except to Pledgor, (ii) pledge hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all additional shares of stock or other securities of each issuer of Pledged Collateral, and
(iii) pledge hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all shares of stock or other securities of any Person that, after the date of this Agreement, becomes, as a result of any occurrence, a Material Subsidiary of Pledgor;

          (c) promptly notify Agent of any event of which Pledgor becomes aware causing loss or depreciation in the value of the Pledged Collateral;

          (d) promptly deliver to Agent all written notices received by it with respect to the Pledged Collateral; and

          (e) pay promptly when due all taxes, assessments and governmental charges or levies imposed upon, and all claims against, the Pledged Collateral, except to the extent the validity thereof is being contested in good faith;

provided, however, that Pledgor shall in any event pay such taxes, assessments,
--------  -------
charges, levies or claims not later than five days prior to the date of any proposed sale under any judgment, writ or warrant of attachment entered or filed against Pledgor or any of the Pledged Collateral as a result of the failure to make such payment.

          SECTION 6.  FURTHER ASSURANCES; PLEDGE AMENDMENTS.
                      -------------------------------------

          (a) Pledgor agrees that from time to time, at the expense of Pledgor, Pledgor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that Agent may request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable Agent to exercise and enforce its rights and remedies hereunder with respect to any Pledged Collateral. Without limiting the generality of the foregoing, Pledgor will: (i) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices (including, without limitation, stock powers with respect to, or other endorsements or instruments necessary to effect the assignment or other transfer of, any of the Pledged Collateral), as may be necessary or desirable, or as Agent may request, in order to perfect and preserve the security interests granted or purported to be granted hereby and (ii) at Agent's request, appear in and defend any action or proceeding that may affect

Pledgor's title to or Agent's security interest in all or any part of the Pledged Collateral.

          (b) Pledgor further agrees that it will, upon obtaining any additional shares of stock or other securities required to be pledged hereunder as provided in Section 5(b), promptly (and in any event within five Business Days) deliver to Agent a Pledge Amendment, duly executed by Pledgor, in substantially the form of Schedule IV annexed hereto (a "PLEDGE AMENDMENT"), in respect of the
   -----------
additional Pledged Interests to be pledged pursuant to this Agreement. Pledgor hereby authorizes Agent to attach each Pledge Amendment to this Agreement and agrees that all Pledged Interests listed on any Pledge Amendment delivered to Agent shall for all purposes hereunder be considered Pledged Collateral; provided, however, that the failure of Pledgor to execute a Pledge Amendment
--------  -------
with respect to any additional Pledged Interests pledged pursuant to this Agreement shall not impair the security interest of Agent therein or otherwise adversely affect the rights and remedies of Agent hereunder with respect thereto.

          SECTION 7.  VOTING RIGHTS; DIVIDENDS; ETC.
                      ------------------------------

          (a) So long as no Event of Default shall have occurred and be continuing:

              (i) Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Pledged Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement or the Credit Agreement; provided, however, that Pledgor shall not exercise or refrain from
           --------  -------
exercising any such right if Agent shall have notified Pledgor that, in Agent's judgment, such action would have a material adverse effect on the value of the Pledged Collateral or any part thereof;

              (ii) Pledgor shall be entitled to receive and retain, and to utilize free and clear of the lien of this Agreement, any and all dividends and interest paid in respect of the Pledged Collateral; provided, however, that any
                                                    --------  -------
and all

                    (A) dividends and interest paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Pledged Collateral,

                    (B) dividends and other distributions paid or payable in cash in respect of any Pledged Collateral in connection with (x) a partial or total liquidation or dissolution, (y) a reduction of capital, capital surplus or paid-in-surplus or (z) a quasi-reorganization, and

                    (C) cash paid, payable or otherwise distributed in respect of principal or in redemption of or in exchange for any Pledged Collateral, shall be, and shall forthwith be delivered to Agent to hold as, Pledged Collateral and shall, if received by Pledgor, be received in trust for the benefit of Agent, be segregated from the other property or funds of Pledgor and be forthwith delivered to Agent as Pledged Collateral in the same form as so received (with all necessary endorsements); and

              (iii) Agent shall promptly execute and deliver (or cause to be executed and delivered) to Pledgor all such proxies, dividend payment orders and other instruments as Pledgor may from time to time reasonably request for the purpose of enabling Pledgor to exercise the voting and other consensual rights which it is entitled to exercise pursuant to paragraph (i) above and to receive the dividends, principal or interest payments which it is authorized to receive and retain pursuant to paragraph (ii) above.

          (b) Upon the occurrence and during the continuation of any Default or Event of Default:

              (i) upon written notice from Agent to Pledgor, all rights of Pledgor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to Section 7(a)(i) shall cease, and all such rights shall thereupon become vested in Agent who shall thereupon have the sole right to exercise such voting and other consensual rights;

              (ii) all rights of Pledgor to receive the dividends and interest payments which it would otherwise be authorized to receive and retain pursuant to Section 7(a)(ii) shall cease, and all such rights shall thereupon become vested in Agent who shall thereupon have the sole right to receive and hold as Pledged Collateral such dividends and interest payments; and

              (iii) all dividends, principal and interest payments which are received by Pledgor contrary to the provisions of paragraph (ii) of this Section 7(b) shall be received in trust for the benefit of Agent, shall be segregated from other funds of Pledgor and shall forthwith be paid over to Agent as Pledged Collateral in the same form as so received (with any necessary endorsements).

          (c) In order to permit Agent to exercise the voting and other consensual rights which it may be entitled to exercise pursuant to Section 7(b)(i) and to receive all dividends and other distributions which it may be entitled to receive under Section 7(a)(ii) or Section 7(b)(ii), (i) Pledgor shall promptly execute and deliver (or cause to be executed and delivered) to Agent all such proxies, dividend payment orders and other instruments as Agent may from time to time reasonably request and (ii) without limiting the effect of the immediately preceding clause (i), Pledgor hereby grants to Agent an irrevocable proxy to vote the Pledged Collateral and to exercise all other rights, powers, privileges and remedies to which a holder of the Pledged Collateral would be entitled (including, without limitation, giving or withholding written consents of shareholders, calling special meetings of shareholders and voting at such meetings), which proxy shall be effective, automatically and without the necessity of any action (including any transfer of any Pledged Collateral on the record books of the issuer thereof) by any other Person (including the issuer of the Pledged Collateral or any officer or agent thereof), upon the occurrence of an Event of Default or Default and which proxy shall only terminate upon the payment in full of the Secured Obligations.

          SECTION 8.  AGENT APPOINTED ATTORNEY-IN-FACT.  Pledgor hereby
                      --------------------------------
irrevocably appoints Agent as Pledgor's attorney-in-fact, with full authority in the place and stead of Pledgor and in the name of Pledgor, Agent or otherwise, from time to time in Agent's discretion to take any action and to execute any instrument that Agent may deem necessary or advisable to accomplish the purposes of this Agreement, including without limitation:

          (a) to file one or more financing or continuation statements, or amendments thereto, or stock powers or other endorsements or instruments of transfer or assignments in blank, relative to all or any part of the Pledged Collateral, or to enter into agreements with Agent and any securities intermediaries described in Section 1 relating to any Pledged Collateral to protect Agent's security interest therein, in form and substance satisfactory to Agent, in each case without the signature of Pledgor;

          (b) after the occurrence and during the continuation of any Event of Default, to ask, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Pledged Collateral;

          (c) after the occurrence and during the continuation of any Event of Default, to receive, endorse and collect any instruments made payable to Pledgor representing any dividend, principal or interest payment or other distribution in respect of the Pledged Collateral or any part thereof and to give full discharge for the same; and

          (d) after the occurrence and during the continuation of any Event of Default, to file any claims or take any action or institute any proceedings that Agent may deem necessary or desirable for the collection of any of the Pledged Collateral or otherwise to enforce the rights of Agent with respect to any of the Pledged Collateral.

          SECTION 9.  AGENT MAY PERFORM.  If Pledgor fails to perform any
                      -----------------
agreement contained herein, Agent may itself perform, or cause performance of, such agreement, and the expenses of Agent incurred in connection therewith shall be payable by Pledgor under Section 12(b).

          SECTION 10.  STANDARD OF CARE.  The powers conferred on Agent
                       ----------------
hereunder are solely to protect its interest in the Pledged Collateral and shall not impose any duty upon it to exercise any such powers. Except for the exercise of reasonable care in the custody of any Pledged Collateral in its possession and the accounting for moneys actually received by it hereunder, Agent shall have no duty as to any Pledged Collateral, it being understood that Agent shall have no responsibility for (a) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to any Pledged Collateral, whether or not Agent has or is deemed to have knowledge of such matters, (b) taking any necessary steps (other than steps taken in accordance with the standard of care set forth above to maintain possession of the Pledged Collateral) to preserve rights against any parties with respect to any Pledged Collateral, (c) taking any necessary steps to collect or realize upon the Secured Obligations or any guarantee therefor, or any part thereof, or any of the Pledged Collateral, or (d) initiating any action to protect the Pledged Collateral against the possibility of a decline in market value. Agent shall be deemed to have exercised reasonable care in the custody and preservation of Pledged Collateral in its possession if such Pledged Collateral is accorded treatment substantially equal to that which Agent accords its own property consisting of negotiable securities.

          SECTION 11.  REMEDIES.
                       --------

          (a) If any Event of Default shall have occurred and be continuing, Agent may, subject to the terms of the Credit Agreement, exercise in respect of the Pledged Collateral, in addition to all other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the Uniform Commercial Code as in effect in any relevant jurisdiction (the "CODE") (whether or not the Code applies to the affected Pledged Collateral), and Agent may also in its sole discretion, without notice except as specified below, sell the Pledged Collateral or any part thereof in one or more parcels at public or private sale, at any exchange or broker's board or at any of Agent's offices or elsewhere, for cash, on credit or for future delivery, at such time or times and at such price or prices and upon such other terms as Agent may deem commercially reasonable, irrespective of the impact of any such sales on the market price of the Pledged Collateral. Agent or any Bank may be the purchaser of any or all of the Pledged Collateral at any such sale and Agent, as agent for and representative of the Banks, shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Pledged Collateral sold at any such public sale, to use and apply any of the Secured Obligations as a credit on account of the purchase price for any Pledged

Collateral payable by Agent at such sale. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of Pledgor, and Pledgor hereby waives (to the extent permitted by applicable law) all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. Pledgor agrees that, to the extent notice of sale shall be required by law, at least ten days' notice to Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. Agent shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given. Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. To the extent permitted by applicable law, Pledgor hereby waives any claims against Agent arising by reason of the fact that the price at which any Pledged Collateral may have been sold at any such private sale was less than the price which might have been obtained at a public sale, even if Agent accepts the first offer received and does not offer such Pledged Collateral to more than one offeree. If the proceeds of any sale or other disposition of the Pledged Collateral are insufficient to pay all of the Secured Obligations, Pledgor shall be liable for the deficiency and the reasonable fees of any attorneys employed by Agent to collect such deficiency.

          (b) Any cash held by Agent as Pledged Collateral and all cash proceeds received by Agent in respect of any sale of, collection from, or other realization upon all or any part of the Pledged Collateral may, in the discretion of Agent, be held by Agent as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to Agent pursuant to Section 12(b)) in whole or in part by Agent against all or any part of the Secured Obligations in such order as Agent shall elect. Any surplus of such cash or cash proceeds held by Agent and remaining after payment in full of all the Secured Obligations shall be paid over to Pledgor or to whosoever may be lawfully entitled to receive such surplus.

          (c) Pledgor recognizes that, by reason of certain prohibitions contained in the Securities Act of 1933, as amended from time to time (the "SECURITIES ACT"), and applicable state securities laws, Agent may be compelled, with respect to any sale of all or any part of the Pledged Collateral conducted without prior registration or qualification of such Pledged Collateral under the Securities Act and/or such state securities laws, to conduct such sales as private, not public, sales and to limit purchasers to a restricted group who will agree, among other things, to acquire the Pledged Collateral for their own account, for investment and not with a view to the distribution or resale thereof. Pledgor acknowledges and agrees that any such private sales may be at prices and on terms less favorable than those obtainable through a public sale without such restrictions (including, without limitation, a public offering made pursuant to an effective registration statement under the Securities Act) and, notwithstanding such circumstances, Pledgor agrees that any such private sale shall be conclusively deemed to have been made in a commercially reasonable manner and that Agent shall have no obligation either to engage in public sales or to delay the sale of any Pledged Collateral for the period of time necessary to permit the issuer thereof to register it for a form of public sale requiring registration under the Securities Act or under applicable state securities laws, even if such issuer would, or should, agree to so register it. Pledgor further acknowledges the impossibility of ascertaining the amount of damages which would be suffered by Agent by reason of the failure by Pledgor to perform any of the covenants contained in this Section and, consequently, agrees that, if Pledgor shall fail to perform any of such covenants, it shall pay, as liquidated damages and not as a penalty, an amount equal to the value of the Pledged Collateral on the date Agent shall demand compliance with this Section.

          (d) If Agent determines to exercise its right to sell any or all of the Pledged Collateral, upon written request, Pledgor shall and shall cause each issuer of any Pledged Interests to be sold hereunder from time to time to furnish to Agent all such information as Agent may request in order to determine the number of shares and other instruments included in the Pledged Collateral which may be sold by Agent in exempt transactions under the Securities Act and the rules and regulations of the Securities and Exchange Commission thereunder, as the same are from time to time in effect.

          SECTION 12.  INDEMNITY AND EXPENSES.
                       ----------------------

          (a) Pledgor agrees to indemnify Agent and each Bank from and against any and all claims, losses and liabilities in any way relating to, growing out of or resulting from this Agreement and the transactions contemplated hereby (including, without limitation, enforcement of this Agreement), except to the extent such claims, losses or liabilities result solely from Agent's or such Bank's gross negligence or willful misconduct as finally determined by a court of competent jurisdiction.

          (b) Pledgor shall pay to Agent upon demand the amount of any and all costs and expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, that Agent may incur in connection with (i) the administration of this Agreement, (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Pledged Collateral, (iii) the exercise or enforcement of any of the rights of Agent hereunder, or (iv) the failure by Pledgor to perform or observe any of the provisions hereof.

          SECTION 13.  CONTINUING SECURITY INTEREST; TRANSFER OF LOANS. This
                       -----------------------------------------------
Agreement shall create a continuing security interest in the Pledged Collateral and shall (a) remain in full force and effect until the payment in full of all Secured Obligations, (b) be binding upon Pledgor, its successors and assigns, and (c) inure, together with the rights and remedies of Agent hereunder, to the benefit of Agent and its successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), any Bank may, subject to the terms of the Credit Agreement, assign or otherwise transfer its interest in the Credit Agreement in whole or in part to any other Person, and such other Person shall thereupon become vested with all benefits in respect thereof granted to Banks herein or otherwise. Upon the payment in full of all Secured Obligations, the security interest granted hereby shall terminate and all rights to the Pledged Collateral shall revert to Pledgor. Upon any such termination Agent will, at Pledgor's expense, execute and deliver to Pledgor such documents as Pledgor shall reasonably request to evidence such termination and Pledgor shall be entitled to the return, upon its request and at its expense, against receipt and without recourse to Agent, of such of the Pledged Collateral as shall not have been sold or otherwise applied pursuant to the terms hereof.

          SECTION 14.  AMENDMENTS; ETC.  Subject to Section 11.01 of the Credit
                       ---------------
Agreement, no amendment, modification, termination or waiver of any provision of this Agreement, and no consent to any departure by Pledgor therefrom, shall in any event be effective unless the same shall be in writing and signed by Agent and, in the case of any such amendment or modification, by Pledgor. Any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given.

          SECTION 15.  NOTICES.  Any notice or other communication herein
                       -------
required or permitted to be given shall be in writing and may be personally served or sent by telefacsimile or United States mail or courier service and shall be deemed to have been given when delivered in person or by courier service, upon receipt of telefacsimile or five (5) Business Days after depositing it in the United States mail with postage prepaid and properly addressed. For the purposes hereof, the address of each party hereto shall be as set forth under such party's name on the signature pages hereof or, as to either party, such other address as shall be designated by such party in a written notice delivered to the other party hereto.

          SECTION 16.  FAILURE OR INDULGENCE NOT WAIVER; REMEDIES CUMULATIVE.
                       -----------------------------------------------------
No failure or delay on the part of Agent in the exercise of any power, right or privilege hereunder shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude any other or further exercise thereof or of any other power, right or privilege. All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available.

          SECTION 17.  SEVERABILITY.  In case any provision in or obligation
                       ------------
under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

          SECTION 18.  HEADINGS.  Section and subsection headings in this
                       --------
Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

          SECTION 19.  GOVERNING LAW; TERMS.  THIS AGREEMENT AND THE RIGHTS AND
                       --------------------
OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES, EXCEPT TO THE EXTENT THAT THE CODE PROVIDES THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR PLEDGED COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF CALIFORNIA. Unless otherwise defined herein or in the Credit Agreement, terms used in Articles 8 and 9 of the UCC are used herein as therein defined.

          SECTION 20.  CONSENT TO JURISDICTION AND SERVICE OF PROCESS.  ALL
                       ----------------------------------------------
JUDICIAL PROCEEDINGS BROUGHT AGAINST PLEDGOR ARISING OUT OF OR RELATING TO THIS AGREEMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF CALIFORNIA OR OF THE UNITED STATES FOR THE CENTRAL DISTRICT OF CALIFORNIA, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT PLEDGOR ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE NONEXCLUSIVE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS AGREEMENT. Pledgor hereby agrees that service of all process in any such proceeding in any such court may be made by registered or certified mail, return receipt requested, to Pledgor at its address provided in Section 15, such service being hereby acknowledged by Pledgor to be sufficient for personal jurisdiction in any action against Pledgor in any such court and to be otherwise effective and binding service in every respect. Nothing herein shall affect the right to serve process in any other manner permitted by law or shall limit the right of Agent to bring proceedings against Pledgor in the courts of any other jurisdiction.

          SECTION 21.  WAIVER OF JURY TRIAL.  PLEDGOR AND AGENT HEREBY AGREE TO
                       --------------------
WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT. The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including without limitation contract claims, tort claims, breach of duty claims, and all other common law and statutory claims. Pledgor and Agent each acknowledge that this waiver is a material inducement for Pledgor and Agent to enter into a business relationship, that Pledgor and Agent have already relied on this waiver in entering into this Agreement and that each will continue to rely on this waiver in their related future dealings. Pledgor and Agent further warrant and represent that each has reviewed this waiver with its legal counsel, and that each knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT. In the event of litigation, this Agreement may be filed as a written consent to a trial by the court.

          SECTION 22.    WAIVERS BY PLEDGOR.  Pledgor hereby waives, for the
                         ------------------
benefit of Banks and Agent:

          (a) any right to require Agent or any Bank, as a condition of payment or performance by Pledgor, to (i) proceed against Company, any other guarantor of the Secured Obligations or any other Person, (ii) proceed against or exhaust any security held from Company, any such other guarantor or any other Person,
(iii) proceed against or have resort to any balance of any deposit account or credit on the books of Agent or any Bank in favor of Company or any other Person, or (iv) pursue any other remedy in the power of Agent or any Bank whatsoever;

          (b) any defense arising by reason of the incapacity, lack of authority or any disability or other defense of Company including, without limitation, any defense based on or arising out of the lack of validity or the unenforceability of the Secured Obligations or any agreement or instrument relating thereto or by reason of the cessation of the liability of Company from any cause other than payment in full of the Secured Obligations;

          (c) any defense based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in other respects more burdensome than that of the principal;

          (d) any defense based upon Agent's or any Bank's errors or omissions in the administration of the Secured Obligations, except behavior which amounts to bad faith;

          (e) (i) any principles or provisions of law, statutory or otherwise, which are or might be in conflict with the terms of this Pledge Agreement and any legal or equitable discharge of such Pledgor's obligations hereunder, (ii) the benefit of any statute of limitations affecting Pledgor's liability hereunder or the enforcement hereof, (iii) any rights to set-offs, recoupments and counterclaims, and (iv) promptness, diligence and any requirement that Agent or any Bank protect, secure, perfect or insure any security interest or lien or any property subject thereto;

          (f) notices, demands, presentments, protests, notices of protest, notices of dishonor and notices of any action or inaction, including acceptance of this Pledge Agreement, notices of default under the Credit Agreement, the Loan Documents or any agreement or instrument related thereto, notices of any renewal, extension or modification of the Secured Obligations or any agreement related thereto, notices of any extension of credit to Company and any right to consent to any thereof; and

          (g) any defenses or benefits that may be derived from or afforded by law which limit the liability of or exonerate guarantors or sureties, or which may conflict with the terms of this Pledge Agreement.

          SECTION 23.   CERTAIN CALIFORNIA LAW WAIVERS.  As used in this Section
                        ------------------------------
23, any reference to "the principal" includes Company, and any reference to "the creditor" includes Agent and each Bank. In accordance with Section 2856 of the California Civil Code:

          (a) Pledgor agrees (i) to waive any and all rights of subrogation and reimbursement against Company or against any collateral or security granted by Company for any of the Secured Obligations and (ii) to withhold the exercise of any and all rights of subrogation, reimbursement and contribution against Company, against any other guarantor of any of the Secured Obligations and against any collateral or security granted by any such other guarantor for any of the Secured Obligations until the Secured Obligations shall have been paid in full and all letters of credit issued under the Credit Agreement and the other Loan Documents shall have expired or been cancelled, all as more fully set forth in Section 24;

          (b) Pledgor waives any and all other rights and defenses available to such Pledgor by reason of Sections 2787 to 2855, inclusive, 2899 and 3433 of the California Civil Code, including without limitation any and all rights or defenses Pledgor may have by reason of protection afforded to the principal with respect to any of the Secured Obligations, or to any other guarantor of any of the Secured Obligations with respect to any of such guarantor's obligations under its guaranty, in either case pursuant to the antideficiency or other laws of the State of California limiting or discharging the principal's indebtedness or such guarantor's obligations, including without limitation Section 580a, 580b, 580d, or 726 of the California Code of Civil Procedure; and

          (c) Pledgor waives all rights and defenses arising out of an election of remedies by the creditor, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for any Secured Obligation, has destroyed Pledgor's rights of subrogation and reimbursement against the principal by the operation of Section 580d of the Code of Civil Procedure or otherwise; and even though that election of remedies by the creditor, such as nonjudicial foreclosure with respect to security for an obligation of any other guarantor (including any other Pledgor) of any of the Secured Obligations, has destroyed Pledgor's rights of contribution against such other guarantor.

No other provision of this Pledge Agreement shall be construed as limiting the generality of any of the covenants and waivers set forth in this Section 23.

          SECTION 24.   PLEDGOR'S RIGHTS OF SUBROGATION, CONTRIBUTION, ETC.
                        --------------------------------------------------
Pledgor hereby waives any claim, right or remedy, direct or indirect, that Pledgor now has or may hereafter have against Company or any of its assets in connection with this Pledge Agreement or the performance by Pledgor of its obligations hereunder, in each case whether such claim, right or remedy arises in equity, under contract, by statute (including without limitation under California Civil Code Section 2847, 2848 or 2849), under common law or otherwise and including without limitation (a) any right of subrogation, reimbursement or indemnification that Pledgor now has or may hereafter have against Company, (b) any right to enforce, or to participate in, any claim, right or remedy that Agent or any Bank now has or may hereafter have against Company, and (c) any benefit of, and any right to participate in, any collateral or security now or hereafter held by Agent or any Bank. In addition, until the Secured Obligations shall have been indefeasibly paid in full and all letters of credit issued under the Credit Agreement shall have expired or been cancelled, Pledgor shall withhold exercise of any right of contribution Pledgor may have against any other guarantor of the Secured Obligations (including without limitation any such right of contribution under California Civil Code Section 2848). Pledgor further agrees that, to the extent the waiver or agreement to withhold the exercise of its rights of subrogation, reimbursement, indemnification and contribution as set forth herein is found by a court of competent jurisdiction to be void or voidable for any reason, any rights of subrogation, reimbursement or indemnification Pledgor may have against Company or against any collateral or security, and any rights of contribution Pledgor may have against any such other guarantor, shall be junior and subordinate to any rights Agent or any Bank may have against Company, to all right, title and interest Agent or any Bank may have in any such collateral or security, and to any right Agent or any Bank may have against such other guarantor. If any amount shall be paid to Pledgor on account of any such subrogation, reimbursement, indemnification or contribution rights at any time when all Secured Obligations shall not have been paid in full, such amount shall be held in trust for Agent on behalf of Banks and shall forthwith be paid over to Agent for the benefit of Banks to be credited and applied against the Secured Obligations, whether matured or unmatured, in accordance with the terms hereof.

          SECTION 25.  FURTHER DOCUMENTATION.  Pledgor hereby agrees to promptly
                       ---------------------
execute and deliver all further instruments and documents (including any financing statements, continuations or amendments of such financing statements and any consents necessary for the authorization of the transactions contemplated hereby) and take all further action that may be necessary or desirable, or that Agent may request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable Agent to exercise and enforce the rights and remedies of Agent hereunder with respect to any Pledged Collateral or to carry out the provisions and purposes hereof.

          SECTION 26.  COUNTERPARTS.  This Agreement may be executed in one or
                       ------------
more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

          IN WITNESS WHEREOF, Pledgor and Agent have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                    KOLL MANAGEMENT SERVICES, INC.



                    By: _____________________________________
                         Name: Walter V. Stafford
                         Title: Senior Executive Vice President


                    Notice Address:
                    c/o CB Richard Ellis Services, Inc.
                    533 South Fremont Avenue
                    Los Angeles, CA 90071-1798
                    Facsimile No.: (213) 613-3015


                    BANK OF AMERICA NATIONAL TRUST &
                    SAVINGS ASSOCIATION, AS AGENT



                    By: __________________________
                         Name:
                         Title:


                    Notice Address:
                    Bank of America NT&SA
                    Agency Management - LA #20529
                    555 South Flower Street, 11th Floor
                    Los Angeles, CA 90071
                    Facsimile No.:  (213) 228-2299

                                   SCHEDULE I

       Attached to and forming a part of the Amended and Restated Pledge Agreement dated as of May 20, 1998 between Koll Management Services, Inc., as Pledgor, and Bank of America National Trust & Savings Association, as Agent.


                                     Part A

                           Class of      Certificate      Par      Number of
Issuer                      Equity           Nos.        Value     Interests
------                     --------      -----------     -----     ---------
CB Richard Ellis
  Corporate Facilities
  Management, Inc.         Common Stock       3          $ .01       10,000

Koll Investment
  Management, Inc.         Common Stock       3                      100

CBC Fremont,
  Incorporated             Common Stock       2          $ .01       5,000

CBS Investment Realty,
  Inc.                     Common Stock      14          $1.00       1,000

Koll Partnerships I,
  Inc.                     Common Stock       1          $ .01       1,000

Koll Partnerships II,
  Inc.                     Common Stock       1          $ .01       100

Koll/CC&F Management
  Services                 Partnership Interests

                                  SCHEDULE II


     Attached to and forming a part of the Amended and Restated Pledge Agreement dated as of May 20, 1998 between Koll Management Services, Inc., as Pledgor, and Bank of America National Trust & Savings Association, as Agent.

                                                        Percentage
                                      Number of         Represented       Holders
                                  Interests Issued       by Pledged    of Interests
Issuer                             and Outstanding       Interests      Not Pledged
------                            ----------------      -----------    ------------

CB Richard Ellis Corporate
Facilities Management, Inc.             10,000              100%

Koll Investment Management Inc.            100              100%

CBC Fremont, Incorporated                5,000              100%

CBS Investment Realty, Inc.              1,000              100%

Koll Partnerships I, Inc.                1,000              100%

Koll Partnerships II, Inc.               1,000              100%

Koll/CC&F Management
Services                        Partnership Interests       50%          Koll Von
                                                                         Karmen Inc.
                                                                         (50%)

                                  SCHEDULE III


          Attached to and forming a part of the Amended and Restated Pledge Agreement dated as of May 20, 1998 between Koll Management Services, Inc., as Pledgor, and Bank of America National Trust & Savings Association, as Agent.


                  EXCEPTIONS TO PRIORITY OF SECURITY INTEREST
                  -------------------------------------------

                                  SCHEDULE IV


                                PLEDGE AMENDMENT
                                ----------------


         This Pledge Amendment, dated as of _________, ____, is delivered pursuant to Section 6(b) of the Pledge Agreement referred to below. The undersigned hereby agrees that this Pledge Amendment may be attached to the Amended and Restated Pledge Agreement dated as of May 20, 1998, between the undersigned and Bank of America National Trust & Savings Association, as Agent (the "PLEDGE AGREEMENT," capitalized terms defined therein being used herein as therein defined), and that the Pledged Interests listed on this Pledge Amendment shall be deemed to be part of the Pledged Interests and shall become part of the Pledged Collateral under the Pledge Agreement as amended hereby, and shall secure all Secured Obligations.


                             [NAME OF PLEDGOR]



                             By:
                                 ----------------------------
                             Title:



                   Class of    Certificate      Par          Number of
Issuer              Equity      Numbers        Value         Interests
------             --------    -----------     -----         ---------

                                                                     EXHIBIT I-4

                     AMENDED AND RESTATED PLEDGE AGREEMENT


          This AMENDED AND RESTATED PLEDGE AGREEMENT (this "AGREEMENT") is dated as of May 20, 1998 and entered into by and between KOLL REAL ESTATE SERVICES, a Delaware corporation ("PLEDGOR"), and BANK OF AMERICA NATIONAL TRUST & SAVINGS ASSOCIATION, as agent for and representative of (in such capacity herein called "AGENT") those certain financial institutions (each a "BANK" and collectively, "BANKS") party to the Credit Agreement (as hereinafter defined).

                                    RECITALS

          A. CB Richard Ellis Services, Inc., a Delaware corporation ("COMPANY") (formerly known as CB Commercial Real Estate Services Group, Inc.), Agent and certain financial institutions (collectively, "ORIGINAL BANKS") entered into that certain Credit Agreement dated as of August 28, 1997 (the "EXISTING CREDIT AGREEMENT"), pursuant to which Original Banks agreed, among other things, to provide Company with a reducing revolving credit facility.

          B. As a condition precedent to the effectiveness of the Existing Credit Agreement, Pledgor and Agent executed that certain Pledge Agreement dated as of August 28, 1997 (the "EXISTING PLEDGE AGREEMENT"), wherein Pledgor pledged and assigned certain of its collateral as set forth therein to Agent for the benefit of Original Banks.

          C. Pledgor is the legal and beneficial owner of the shares of stock (the "PLEDGED SHARES") described in Schedule I annexed hereto and issued by the
                                    ----------
corporations named therein.

          D. Company has agreed to amend and restate the Existing Credit Agreement pursuant to that certain Amended and Restated Credit Agreement dated as of May 20, 1998 by and among Company, Agent, and Banks (as the same from time to time may be amended, restated, supplemented or otherwise modified, the "CREDIT AGREEMENT"), under which Banks have agreed, among other things, to increase the amount of the reducing revolving credit facility provided under the Existing Credit Agreement upon the terms and subject to the conditions set forth in the Credit

Agreement. Except as otherwise defined herein, all other capitalized terms used herein shall have the respective meanings given to such terms in the Credit Agreement.

          E. It is a condition precedent to the effectiveness of the Credit Agreement that the Existing Pledge Agreement be amended and restated pursuant to this Agreement and that Pledgor shall have pledged the collateral, granted the security interests and undertaken the obligations contemplated by this Agreement.

          NOW, THEREFORE, in consideration of the premises and in order to induce Agent and Banks to enter into the Credit Agreement and the other agreements, documents and instruments to be delivered pursuant thereto and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Pledgor hereby agrees with Agent as follows:

          SECTION 1.  PLEDGE AND GRANT OF SECURITY INTERESTS.  Pledgor hereby
                      --------------------------------------
pledges and assigns to Agent for the benefit of the Banks, and hereby grants to Agent for the benefit of the Banks a security interest in, all of Pledgor's right, title and interest in and to the following (the "PLEDGED COLLATERAL"):

          (a) the Pledged Shares and the certificates representing the Pledged Shares and any interest of Pledgor in the entries on the books of any securities intermediary pertaining to the Pledged Shares, and all dividends, cash, warrants, rights, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares;

          (b) all additional shares of, and all securities convertible into and warrants, options and other rights to purchase or otherwise acquire, stock of any issuer of the Pledged Shares from time to time acquired by Pledgor in any manner (which shares shall be deemed to be part of the Pledged Shares), the certificates or other instruments representing such additional shares, securities, warrants, options or other rights and any interest of Pledgor in the entries on the books of any securities intermediary pertaining to such additional shares, securities, warrants, options or other rights, and all dividends, cash, warrants, rights, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such additional shares, securities, warrants, options or other rights;

          (c) all shares of, and all securities convertible into and warrants, options and other rights to purchase or otherwise acquire, stock of any Person that, after the date of this Agreement, becomes, as a result of any occurrence, a Material Subsidiary which is a direct Subsidiary of Pledgor (which shares shall be deemed to be part of the Pledged Shares), the certificates or other instruments representing such shares, securities, warrants, options or other rights and any interest of Pledgor in the entries on the books of any securities intermediary pertaining to such shares, securities, warrants, options or other rights, and all dividends, cash, warrants, rights, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares, securities, warrants, options or other rights; and

          (d) to the extent not covered by clauses (a) through (c) above, all proceeds of any or all of the foregoing Pledged Collateral. For purposes of this Agreement, the term "PROCEEDS" includes whatever is receivable or received when Pledged Collateral or proceeds are sold, exchanged, collected or otherwise disposed of, whether such disposition is voluntary or involuntary, and whether or not occurring by operation of law, and includes, without limitation, proceeds of any indemnity or guaranty payable to Pledgor or Agent from time to time with respect to any of the Pledged Collateral.

          SECTION 2.  SECURITY FOR OBLIGATIONS.  This Agreement secures, and the
                      ------------------------
Pledged Collateral is collateral security for, the prompt payment or performance in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including the payment of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. (S)362(a)), of all obligations and liabilities of every nature of Pledgor now or hereafter existing under or arising out of or in connection with the Credit Agreement, the Guaranty and the other Loan Documents, and all extensions or renewals thereof, whether for principal, interest (including without limitation interest that, but for the filing of a petition in bankruptcy with respect to Pledgor, would accrue on such obligations), fees, expenses, indemnities or otherwise, whether voluntary or involuntary, direct or indirect, absolute or contingent, liquidated or unliquidated, determined or undetermined, whether or not jointly owed with others, and whether or not from time to time decreased or extinguished and later increased, created or incurred, and all or any portion of such obligations or liabilities that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from Agent or any Bank as a preference, fraudulent transfer or otherwise (all such obligations and liabilities being the "UNDERLYING DEBT"), and all obligations of every nature of Pledgor now or hereafter existing under this Agreement and under any other Loan Document heretofore, now or hereafter delivered by Pledgor to Agent, and all extensions, renewals, restatements, supplements, amendments or modifications thereof or thereto (all such obligations of Pledgor, together with the Underlying Debt, being the "SECURED OBLIGATIONS").

          SECTION 3.  DELIVERY OF PLEDGED COLLATERAL.  All certificates or
                      ------------------------------
instruments representing or evidencing the Pledged Collateral shall be delivered to and held by or on behalf of Agent pursuant hereto and shall be in suitable form for transfer by delivery or, as applicable, shall be accompanied by Pledgor's endorsement, where necessary, or duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to Agent. Agent shall have the right, at any time in its discretion and without notice to Pledgor, to transfer to or to register in the name of Agent or any of its nominees any or all of the Pledged Collateral, subject only to the revocable rights specified in Section 7(a). In addition, Agent shall have the right at any time to exchange certificates or instruments representing or evidencing any Pledged Collateral for certificates or instruments of smaller or larger denominations.

          SECTION 4.  REPRESENTATIONS AND WARRANTIES.  Pledgor represents and
                      ------------------------------
warrants as follows:

          (a) Due Authorization, etc. of Pledged Collateral.  All of the Pledged
              ---------------------------------------------
Shares have been duly authorized and validly issued and are fully paid and non-assessable.

          (b) Description of Pledged Collateral.  The Pledged Shares constitute
              ---------------------------------
all of the issued and outstanding shares of stock of each issuer thereof, except as otherwise set forth in Schedule II annexed hereto, and there are no
                          -----------
outstanding warrants, options or other rights to purchase, or other agreements outstanding with respect to, or property that is now or hereafter convertible into, or that requires the issuance or sale of, any Pledged Shares.

          (c) Ownership of Pledged Collateral.  Except for qualifying shares
              -------------------------------
held by Pledgor's directors, Pledgor is the legal, record and beneficial owner of the Pledged Collateral free and clear of any Lien except for the security interest created by the Existing Pledge Agreement and this Agreement.

          (d) Governmental Authorizations.  No authorization, approval or other
              ---------------------------
action by, and no notice to or filing with, any governmental authority or regulatory body is required for either (i) the pledge by Pledgor of the Pledged Collateral pursuant to this Agreement and the grant by Pledgor of the security interest granted hereby, (ii) the execution, delivery or performance of this Agreement by Pledgor, or (iii) the exercise by Agent of the voting or other rights, or the remedies in respect of the Pledged Collateral, provided for in this Agreement (except as may be required in connection with a disposition of Pledged Collateral by laws affecting the offering and sale of securities generally).

          (e) Due Authorization, etc. of Agreement.  This Agreement has been
              ------------------------------------
duly authorized, executed and delivered by Pledgor, and is in full force and effect and is binding upon and enforceable against Pledgor in accordance with the terms hereof.

          (f) Perfection.   Except as otherwise set forth in Schedule III
              ----------                                     ------------
annexed hereto, (i) the pledge of the Pledged Collateral pursuant to this Agreement creates a valid and perfected first priority security interest in the Pledged Collateral free of any adverse claim, securing the payment of the Secured Obligations, and (ii) Agent has "control" of the Pledged Collateral within the meaning of Section 9115(c) of the Uniform Commercial Code of the State of California ("UCC").

          (g) Margin Regulations.  The pledge of the Pledged Collateral pursuant
              ------------------
to this Agreement does not violate Regulation G, T, U or X of the Board of Governors of the Federal Reserve System.

          (h) Other Information.  All information heretofore, herein or
              -----------------
hereafter supplied to Agent by or on behalf of Pledgor with respect to the Pledged Collateral is accurate and complete in all respects.

          SECTION 5.  TRANSFERS AND OTHER LIENS; ADDITIONAL PLEDGED COLLATERAL;
                      ---------------------------------------------------------
ETC.  Pledgor shall:
----

          (a) not, except as expressly permitted by the Credit Agreement, (i) sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, any of the Pledged Collateral, (ii) execute or grant any stock power or endorsement with respect to any of the Pledged Collateral, or any other document or instrument purporting to assign, transfer or redeem any of the Pledged Collateral, or otherwise grant any indicia of "control" (within the meaning of Section 9115(c) of the UCC) with respect to any of the Pledged Collateral, (iii) create or suffer to exist any Lien upon or with respect to any of the Pledged Collateral, except for the security interest under this Agreement, any other security interest granted in favor of Agent or any other Lien expressly permitted under Section 8.01 of the Credit Agreement, or
(iv) permit any issuer of Pledged Shares to merge or consolidate unless all the outstanding capital stock of the surviving or resulting corporation is, upon such merger or consolidation, pledged hereunder and no cash, securities or other property is distributed in respect of the outstanding shares of any other constituent corporation;

          (b) (i) cause each issuer of Pledged Collateral not to issue any stock or other securities in addition to or in substitution for the Pledged Collateral issued by such issuer, except to Pledgor, (ii) pledge hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all additional shares of stock or other securities of each issuer of Pledged Collateral, and
(iii) pledge hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all shares of stock or other securities of any Person that, after the date of this Agreement, becomes, as a result of any occurrence, a Material Subsidiary of Pledgor;

          (c) promptly notify Agent of any event of which Pledgor becomes aware causing loss or depreciation in the value of the Pledged Collateral;

          (d) promptly deliver to Agent all written notices received by it with respect to the Pledged Collateral; and

          (e) pay promptly when due all taxes, assessments and governmental charges or levies imposed upon, and all claims against, the Pledged Collateral, except to the extent the validity thereof is being contested in good faith; provided, however, that Pledgor shall in any event pay such taxes, assessments,
--------  -------
charges, levies or claims not later than five days prior to the date of any proposed sale under any judgment, writ or warrant of attachment entered or filed against Pledgor or any of the Pledged Collateral as a result of the failure to make such payment.

          SECTION 6.  FURTHER ASSURANCES; PLEDGE AMENDMENTS.
                      -------------------------------------

          (a) Pledgor agrees that from time to time, at the expense of Pledgor, Pledgor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that Agent may request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable Agent to exercise and enforce its rights and remedies hereunder with respect to any Pledged Collateral. Without limiting the generality of the foregoing, Pledgor will: (i) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices (including, without limitation, stock powers with respect to, or other endorsements or instruments necessary to effect the assignment or other transfer of, any of the Pledged Collateral), as may be necessary or desirable, or as Agent may request, in order to perfect and preserve the security interests granted or purported to be granted hereby and (ii) at Agent's request, appear in and defend any action or proceeding that may affect Pledgor's title to or Agent's security interest in all or any part of the Pledged Collateral.

          (b) Pledgor further agrees that it will, upon obtaining any additional shares of stock or other securities required to be pledged hereunder as provided in Section 5(b), promptly (and in any event within five Business Days) deliver to Agent a Pledge Amendment, duly executed by Pledgor, in substantially the form of Schedule IV annexed hereto (a "PLEDGE AMENDMENT"), in respect of the
   -----------
additional Pledged Shares to be pledged pursuant to this Agreement. Pledgor hereby authorizes Agent to attach each Pledge Amendment to this Agreement and agrees that all Pledged Shares listed on any Pledge Amendment delivered to Agent shall for all purposes hereunder be considered Pledged Collateral; provided,
                                                                   --------
however, that the failure of Pledgor to execute a Pledge Amendment with respect
-------
to any additional Pledged Shares pledged pursuant to this Agreement shall not impair the security interest of Agent therein or otherwise adversely affect the rights and remedies of Agent hereunder with respect thereto.

          SECTION 7.  VOTING RIGHTS; DIVIDENDS; ETC.
                      ------------------------------

          (a) So long as no Event of Default shall have occurred and be continuing:

          (i) Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Pledged Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement or the Credit Agreement; provided, however, that Pledgor shall not exercise or refrain from
           --------  -------
exercising any such right if Agent shall have notified Pledgor that, in Agent's judgment, such action would have a material adverse effect on the value of the Pledged Collateral or any part thereof;

          (ii) Pledgor shall be entitled to receive and retain, and to utilize free and clear of the lien of this Agreement, any and all dividends and interest paid in respect of the Pledged Collateral; provided, however, that any and all
                                           --------  -------

              (A) dividends and interest paid or payable other than in cash in respect of, and instruments and other property received, receivable or other wise distributed in respect of, or in exchange for, any Pledged Collateral,

              (B) dividends and other distributions paid or payable in cash in respect of any Pledged Collateral in connection with (x) a partial or total liquidation or dissolution, (y) a reduction of capital, capital surplus or paid-in-surplus or (z) a quasi-reorganization, and

              (C) cash paid, payable or otherwise distributed in respect of principal or in redemption of or in exchange for any Pledged Collateral,

shall be, and shall forthwith be delivered to Agent to hold as, Pledged Collateral and shall, if received by Pledgor, be received in trust for the benefit of Agent, be segregated from the other property or funds of Pledgor and be forthwith delivered to Agent as Pledged Collateral in the same form as so received (with all necessary endorsements); and

          (iii) Agent shall promptly execute and deliver (or cause to be executed and delivered) to Pledgor all such proxies, dividend payment orders and other instruments as Pledgor may from time to time reasonably request for the purpose of enabling Pledgor to exercise the voting and other consensual rights which it is entitled to exercise pursuant to paragraph (i) above and to receive the dividends, principal or interest payments which it is authorized to receive and retain pursuant to paragraph (ii) above.

       (b) Upon the occurrence and during the continuation of any Default or Event of Default:

          (i) upon written notice from Agent to Pledgor, all rights of Pledgor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to Section 7(a)(i) shall cease, and all such rights shall thereupon become vested in Agent who shall thereupon have the sole right to exercise such voting and other consensual rights;

          (ii) all rights of Pledgor to receive the dividends and interest payments which it would otherwise be authorized to receive and retain pursuant to Section 7(a)(ii) shall cease, and all such rights shall thereupon become vested in Agent who shall thereupon have the sole right to receive and hold as Pledged Collateral such dividends and interest payments; and

         (iii) all dividends, principal and interest payments which are received by Pledgor contrary to the provisions of paragraph (ii) of this
Section 7(b) shall be received in trust for the benefit of Agent, shall be segregated from other funds of Pledgor and shall forthwith be paid over to Agent as Pledged Collateral in the same form as so received (with any necessary endorsements).

     (c) In order to permit Agent to exercise the voting and other consensual rights which it may be entitled to exercise pursuant to Section 7(b)(i) and to receive all dividends and other distributions which it may be entitled to receive under Section 7(a)(ii) or Section 7(b)(ii), (i) Pledgor shall promptly execute and deliver (or cause to be executed and delivered) to Agent all such proxies, dividend payment orders and other instruments as Agent may from time to time reasonably request and (ii) without limiting the effect of the immediately preceding clause (i), Pledgor hereby grants to Agent an irrevocable proxy to vote the Pledged Collateral and to exercise all other rights, powers, privileges and remedies to which a holder of the Pledged Collateral would be entitled (including, without limitation, giving or withholding written consents of shareholders, calling special meetings of shareholders and voting at such meetings), which proxy shall be effective, automatically and without the necessity of any action (including any transfer of any Pledged Collateral on the record books of the issuer thereof) by any other Person (including the issuer of the Pledged Collateral or any officer or agent thereof), upon the occurrence of an Event of Default or Default and which proxy shall only terminate upon the payment in full of the Secured Obligations.

          SECTION 8.  AGENT APPOINTED ATTORNEY-IN-FACT.  Pledgor hereby
                      --------------------------------
irrevocably appoints Agent as Pledgor's attorney-in-fact, with full authority in the place and stead of Pledgor and in the name of Pledgor, Agent or otherwise, from time to time in Agent's discretion to take any action and to execute any instrument that Agent may deem necessary or advisable to accomplish the purposes of this Agreement, including without limitation:

          (a) to file one or more financing or continuation statements, or amendments thereto, or stock powers or other endorsements or instruments of transfer or assignments in blank, relative to all or any part of the Pledged Collateral, or to enter into agreements with Agent and any securities intermediaries described in Section 1 relating to any Pledged Collateral to protect Agent's security interest therein, in form and substance satisfactory to Agent, in each case without the signature of Pledgor;

          (b) after the occurrence and during the continuation of any Event of Default, to ask, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Pledged Collateral;

          (c) after the occurrence and during the continuation of any Event of Default, to receive, endorse and collect any instruments made payable to Pledgor representing any dividend, principal or interest payment or other distribution in respect of the Pledged Collateral or any part thereof and to give full discharge for the same; and

          (d) after the occurrence and during the continuation of any Event of Default, to file any claims or take any action or institute any proceedings that Agent may deem necessary or desirable for the collection of any of the Pledged Collateral or otherwise to enforce the rights of Agent with respect to any of the Pledged Collateral.

          SECTION 9.  AGENT MAY PERFORM.  If Pledgor fails to perform any
                      -----------------
agreement contained herein, Agent may itself perform, or cause performance of, such agreement, and the expenses of Agent incurred in connection therewith shall be payable by Pledgor under Section 12(b).

          SECTION 10.  STANDARD OF CARE.  The powers conferred on Agent
                       ----------------
hereunder are solely to protect its interest in the Pledged Collateral and shall not impose any duty upon it to exercise any such powers. Except for the exercise of reasonable care in the custody of any Pledged Collateral in its possession and the accounting for moneys actually received by it hereunder, Agent shall have no duty as to any Pledged Collateral, it being understood that Agent shall have no responsibility for (a) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to any Pledged Collateral, whether or not Agent has or is deemed to have knowledge of such matters, (b) taking any necessary steps (other than steps taken in accordance with the standard of care set forth above to maintain possession of the Pledged Collateral) to preserve rights against any parties with respect to any Pledged Collateral, (c) taking any necessary steps to collect or realize upon the Secured Obligations or any guarantee therefor, or any part thereof, or any of the Pledged Collateral, or (d) initiating any action to protect the Pledged Collateral against the possibility of a decline in market value. Agent shall be deemed to have exercised reasonable care in the custody and preservation of Pledged Collateral in its possession if such Pledged Collateral is accorded treatment substantially equal to that which Agent accords its own property consisting of negotiable securities.

          SECTION 11.  REMEDIES.
                       --------

          (a) If any Event of Default shall have occurred and be continuing, Agent may, subject to the terms of the Credit Agreement, exercise in respect of the Pledged Collateral, in addition to all other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the Uniform Commercial Code as in effect in any relevant jurisdiction (the "CODE") (whether or not the Code applies to the affected Pledged Collateral), and Agent may also in its sole discretion, without notice except as specified below, sell the Pledged Collateral or any part thereof in one or more parcels at public or private sale, at any exchange or broker's board or at any of Agent's offices or elsewhere, for cash, on credit or for future delivery, at such time or times and at such price or prices and upon such other terms as Agent may deem commercially reasonable, irrespective of the impact of any such sales on the market price of the Pledged Collateral. Agent or any Bank may be the purchaser of any or all of the Pledged Collateral at any such sale and Agent, as agent for and representative of the Banks, shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Pledged Collateral sold at any such public sale, to use and apply any of the Secured Obligations as a credit on account of the purchase price for any Pledged Collateral payable by Agent at such sale. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of Pledgor, and Pledgor hereby waives (to the extent permitted by applicable law) all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. Pledgor agrees that, to the extent notice of sale shall be required by law, at least ten days' notice to Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. Agent shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given. Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. To the extent permitted by applicable law, Pledgor hereby waives any claims against Agent arising by reason of the fact that the price at which any Pledged Collateral may have been sold at any such private sale was less than the price which might have been obtained at a public sale, even if Agent accepts the first offer received and does not offer such Pledged Collateral to more than one offeree. If the proceeds of any sale or other disposition of the Pledged Collateral are insufficient to pay all of the Secured Obligations, Pledgor shall be liable for the deficiency and the reasonable fees of any attorneys employed by Agent to collect such deficiency.

          (b) Any cash held by Agent as Pledged Collateral and all cash proceeds received by Agent in respect of any sale of, collection from, or other realiza tion upon all or any part of the Pledged Collateral may, in the discretion of Agent, be held by Agent as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to Agent pursuant to Section 12(b)) in whole or in part by Agent against all or any part of the Secured Obligations in such order as Agent shall elect. Any surplus of such cash or cash proceeds held by Agent and remaining after payment in full of all the Secured Obligations shall be paid over to Pledgor or to whosoever may be lawfully entitled to receive such surplus.

          (c) Pledgor recognizes that, by reason of certain prohibitions contained in the Securities Act of 1933, as amended from time to time (the "SECURITIES ACT"), and applicable state securities laws, Agent may be compelled, with respect to any sale of all or any part of the Pledged Collateral conducted without prior registration or qualification of such Pledged Collateral under the Securities Act and/or such state securities laws, to conduct such sales as private, not public, sales and to limit purchasers to a restricted group who will agree, among other things, to acquire the Pledged Collateral for their own account, for investment and not with a view to the distribution or resale thereof. Pledgor acknowledges and agrees that any such private sales may be at prices and on terms less favorable than those obtainable through a public sale without such restrictions (including, without limitation, a public offering made pursuant to an effective registration statement under the Securities Act) and, notwithstanding such circumstances, Pledgor agrees that any such private sale shall be conclusively deemed to have been made in a commercially reasonable manner and that Agent shall have no obligation either to engage in public sales or to delay the sale of any Pledged Collateral for the period of time necessary to permit the issuer thereof to register it for a form of public sale requiring registration under the Securities Act or under applicable state securities laws, even if such issuer would, or should, agree to so register it. Pledgor further acknowledges the impossibility of ascertaining the amount of damages which would be suffered by Agent by reason of the failure by Pledgor to perform any of the covenants contained in this Section and, consequently, agrees that, if Pledgor shall fail to perform any of such covenants, it shall pay, as liquidated damages and not as a penalty, an amount equal to the value of the Pledged Collateral on the date Agent shall demand compliance with this Section.

          (d) If Agent determines to exercise its right to sell any or all of the Pledged Collateral, upon written request, Pledgor shall and shall cause each issuer of any Pledged Shares to be sold hereunder from time to time to furnish to Agent all such information as Agent may request in order to determine the number of shares and other instruments included in the Pledged Collateral which may be sold by Agent in exempt transactions under the Securities Act and the rules and regulations of the Securities and Exchange Commission thereunder, as the same are from time to time in effect.

          SECTION 12.  INDEMNITY AND EXPENSES.
                       ----------------------

          (a) Pledgor agrees to indemnify Agent and each Bank from and against any and all claims, losses and liabilities in any way relating to, growing out of or resulting from this Agreement and the transactions contemplated hereby (including, without limitation, enforcement of this Agreement), except to the extent such claims, losses or liabilities result solely from Agent's or such Bank's gross negligence or willful misconduct as finally determined by a court of competent jurisdiction.

          (b) Pledgor shall pay to Agent upon demand the amount of any and all costs and expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, that Agent may incur in connection with (i) the administration of this Agreement, (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Pledged Collateral, (iii) the exercise or enforcement of any of the rights of Agent hereunder, or (iv) the failure by Pledgor to perform or observe any of the provisions hereof.

          SECTION 13.  CONTINUING SECURITY INTEREST; TRANSFER OF LOANS. This
                       -----------------------------------------------
Agreement shall create a continuing security interest in the Pledged Collateral and shall (a) remain in full force and effect until the payment in full of all Secured Obligations, (b) be binding upon Pledgor, its successors and assigns, and (c) inure, together with the rights and remedies of Agent hereunder, to the benefit of Agent and its successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), any Bank may, subject to the terms of the Credit Agreement, assign or otherwise transfer its interest in the Credit Agreement in whole or in part to any other Person, and such other Person shall thereupon become vested with all benefits in respect thereof granted to Banks herein or otherwise. Upon the payment in full of all Secured Obligations, the security interest granted hereby shall terminate and all rights to the Pledged Collateral shall revert to Pledgor. Upon any such termination Agent will, at Pledgor's expense, execute and deliver to Pledgor such documents as Pledgor shall reasonably request to evidence such termination and Pledgor shall be entitled to the return, upon its request and at its expense, against receipt and without recourse to Agent, of such of the Pledged Collateral as shall not have been sold or otherwise applied pursuant to the terms hereof.

          SECTION 14.  AMENDMENTS; ETC.  Subject to Section 11.01 of the Credit
                       ---------------
Agreement, no amendment, modification, termination or waiver of any provision of this Agreement, and no consent to any departure by Pledgor therefrom, shall in any event be effective unless the same shall be in writing and signed by Agent and, in the case of any such amendment or modification, by Pledgor. Any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given.

          SECTION 15.  NOTICES.  Any notice or other communication herein
                       -------
required or permitted to be given shall be in writing and may be personally served or sent by telefacsimile or United States mail or courier service and shall be deemed to have been given when delivered in person or by courier service, upon receipt of telefacsimile or five (5) Business Days after depositing it in the United States mail with postage prepaid and properly addressed. For the purposes hereof, the address of each party hereto shall be as set forth under such party's name on the signature pages hereof or, as to either party, such other address as shall be designated by such party in a written notice delivered to the other party hereto.

          SECTION 16.  FAILURE OR INDULGENCE NOT WAIVER; REMEDIES CUMULATIVE.
                       -----------------------------------------------------
No failure or delay on the part of Agent in the exercise of any power, right or privilege hereunder shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude any other or further exercise thereof or of any other power, right or privilege. All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available.

          SECTION 17.  SEVERABILITY.  In case any provision in or obligation
                       ------------
under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

          SECTION 18.  HEADINGS.  Section and subsection headings in this
                       --------
Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

          SECTION 19.  GOVERNING LAW; TERMS.  THIS AGREEMENT AND THE RIGHTS AND
                       --------------------
OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES, EXCEPT TO THE EXTENT THAT THE CODE PROVIDES THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR PLEDGED COLLATERAL ARE GOVERNED BY THE LAWS OF A

JURISDICTION OTHER THAN THE STATE OF CALIFORNIA. Unless otherwise defined herein or in the Credit Agreement, terms used in Articles 8 and 9 of the UCC are used herein as therein defined.

          SECTION 20.  CONSENT TO JURISDICTION AND SERVICE OF PROCESS.  ALL
                       ----------------------------------------------
JUDICIAL PROCEEDINGS BROUGHT AGAINST PLEDGOR ARISING OUT OF OR RELATING TO THIS AGREEMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF CALIFORNIA OR OF THE UNITED STATES FOR THE CENTRAL DISTRICT OF CALIFORNIA, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT PLEDGOR ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE NONEXCLUSIVE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS AGREEMENT. Pledgor hereby agrees that service of all process in any such proceeding in any such court may be made by registered or certified mail, return receipt requested, to Pledgor at its address provided in Section 15, such service being hereby acknowledged by Pledgor to be sufficient for personal jurisdiction in any action against Pledgor in any such court and to be otherwise effective and binding service in every respect. Nothing herein shall affect the right to serve process in any other manner permitted by law or shall limit the right of Agent to bring proceedings against Pledgor in the courts of any other jurisdiction.

          SECTION 21.  WAIVER OF JURY TRIAL.  PLEDGOR AND AGENT HEREBY AGREE TO
                       --------------------
WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT. The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including without limitation contract claims, tort claims, breach of duty claims, and all other common law and statutory claims. Pledgor and Agent each acknowledge that this waiver is a material inducement for Pledgor and Agent to enter into a business relationship, that Pledgor and Agent have already relied on this waiver in entering into this Agreement and that each will continue to rely on this waiver in their related future dealings. Pledgor and Agent further warrant and represent that each has reviewed this waiver with its legal counsel, and that each knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT. In the event of litigation, this Agreement may be filed as a written consent to a trial by the court.

          SECTION 22.  WAIVERS BY PLEDGOR.  Pledgor hereby waives, for the
                       ------------------
benefit of Banks and Agent:

          (a) any right to require Agent or any Bank, as a condition of payment or performance by Pledgor, to (i) proceed against Company, any other guarantor of the Secured Obligations or any other Person, (ii) proceed against or exhaust any security held from Company, any such other guarantor or any other Person,
(iii) proceed against or have resort to any balance of any deposit account or credit on the books of Agent or any Bank in favor of Company or any other Person, or (iv) pursue any other remedy in the power of Agent or any Bank whatsoever;

          (b) any defense arising by reason of the incapacity, lack of authority or any disability or other defense of Company including, without limitation, any defense based on or arising out of the lack of validity or the unenforceability of the Secured Obligations or any agreement or instrument relating thereto or by reason of the cessation of the liability of Company from any cause other than payment in full of the Secured Obligations;

          (c) any defense based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in other respects more burdensome than that of the principal;

          (d) any defense based upon Agent's or any Bank's errors or omissions in the administration of the Secured Obligations, except behavior which amounts to bad faith;

          (e) (i) any principles or provisions of law, statutory or otherwise, which are or might be in conflict with the terms of this Pledge Agreement and any legal or equitable discharge of such Pledgor's obligations hereunder, (ii) the benefit of any statute of limitations affecting Pledgor's liability hereunder or the enforcement hereof, (iii) any rights to set-offs, recoupments and counterclaims, and (iv) promptness, diligence and any requirement that Agent or any Bank protect, secure, perfect or insure any security interest or lien or any property subject thereto;

          (f) notices, demands, presentments, protests, notices of protest, notices of dishonor and notices of any action or inaction, including acceptance of this Pledge Agreement, notices of default under the Credit Agreement, the Loan Documents or any agreement or instrument related thereto, notices of any renewal, extension or modification of the Secured Obligations or any agreement related thereto, notices of any extension of credit to Company and any right to consent to any thereof; and

          (g) any defenses or benefits that may be derived from or afforded by law which limit the liability of or exonerate guarantors or sureties, or which may conflict with the terms of this Pledge Agreement.

          SECTION 23.  CERTAIN CALIFORNIA LAW WAIVERS.  As used in this Section
                       ------------------------------
23, any reference to "the principal" includes Company, and any reference to "the creditor" includes Agent and each Bank. In accordance with Section 2856 of the California Civil Code:

          (a) Pledgor agrees (i) to waive any and all rights of subrogation and reimbursement against Company or against any collateral or security granted by Company for any of the Secured Obligations and (ii) to withhold the exercise of any and all rights of subrogation, reimbursement and contribution against Company, against any other guarantor of any of the Secured Obligations and against any collateral or security granted by any such other guarantor for any of the Secured Obligations until the Secured Obligations shall have been paid in full and all letters of credit issued under the Credit Agreement and the other Loan Documents shall have expired or been cancelled, all as more fully set forth in Section 24;

          (b) Pledgor waives any and all other rights and defenses available to such Pledgor by reason of Sections 2787 to 2855, inclusive, 2899 and 3433 of the California Civil Code, including without limitation any and all rights or defenses Pledgor may have by reason of protection afforded to the principal with respect to any of the Secured Obligations, or to any other guarantor of any of the Secured Obligations with respect to any of such guarantor's obligations under its guaranty, in either case pursuant to the antideficiency or other laws of the State of California limiting or discharging the principal's indebtedness or such guarantor's obligations, including without limitation Section 580a, 580b, 580d, or 726 of the California Code of Civil Procedure; and

          (c) Pledgor waives all rights and defenses arising out of an election of remedies by the creditor, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for any Secured Obligation, has destroyed Pledgor's rights of subrogation and reimbursement against the principal by the operation of Section 580d of the Code of Civil Procedure or otherwise; and even though that election of remedies by the creditor, such as nonjudicial foreclosure with respect to security for an obligation of any other guarantor (including any other Pledgor) of any of the Secured Obligations, has destroyed Pledgor's rights of contribution against such other guarantor.

No other provision of this Pledge Agreement shall be construed as limiting the generality of any of the covenants and waivers set forth in this Section 23.

          SECTION 24.  PLEDGOR'S RIGHTS OF SUBROGATION, CONTRIBUTION, ETC.
                       --------------------------------------------------
Pledgor hereby waives any claim, right or remedy, direct or indirect, that Pledgor now has or may hereafter have against Company or any of its assets in connection with this Pledge Agreement or the performance by Pledgor of its obligations hereunder, in each case whether such claim, right or remedy arises in equity, under contract, by statute (including without limitation under California Civil Code Section 2847, 2848 or 2849), under common law or otherwise and including without limitation (a) any right of subrogation, reimbursement or indemnification that Pledgor now has or may hereafter have against Company, (b) any right to enforce, or to participate in, any claim, right or remedy that Agent or any Bank now has or may hereafter have against Company, and (c) any benefit of, and any right to participate in, any collateral or security now or hereafter held by Agent or any Bank. In addition, until the Secured Obligations shall have been indefeasibly paid in full and all letters of credit issued under the Credit Agreement shall have expired or been cancelled, Pledgor shall withhold exercise of any right of contribution Pledgor may have against any other guarantor of the Secured Obligations (including without limitation any such right of contribution under California Civil Code Section 2848). Pledgor further agrees that, to the extent the waiver or agreement to withhold the exercise of its rights of subrogation, reimbursement, indemnification and contribution as set forth herein is found by a court of competent jurisdiction to be void or voidable for any reason, any rights of subrogation, reimbursement or indemnification Pledgor may have against Company or against any collateral or security, and any rights of contribution Pledgor may have against any such other guarantor, shall be junior and subordinate to any rights Agent or any Bank may have against Company, to all right, title and interest Agent or any Bank may have in any such collateral or security, and to any right Agent or any Bank may have against such other guarantor. If any amount shall be paid to Pledgor on account of any such subrogation, reimbursement, indemnification or contribution rights at any time when all Secured Obligations shall not have been paid in full, such amount shall be held in trust for Agent on behalf of Banks and shall forthwith be paid over to Agent for the benefit of Banks to be credited and applied against the Secured Obligations, whether matured or unmatured, in accordance with the terms hereof.

          SECTION 25.  COUNTERPARTS.  This Agreement may be executed in one or
                       ------------
more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.


                  (remainder of page intentionally left blank)

   IN WITNESS WHEREOF, Pledgor and Agent have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                    KOLL REAL ESTATE SERVICES



                    By: _____________________________________
                         Name: Walter V. Stafford
                         Title: Senior Executive Vice President


                    Notice Address:
                    c/o CB Richard Ellis Services, Inc.
                    533 South Fremont Avenue
                    Los Angeles, CA 90071-1798
                    Facsimile No.: (213) 613-3015


                    BANK OF AMERICA NATIONAL TRUST &
                    SAVINGS ASSOCIATION, AS AGENT



                    By: __________________________
                         Name:
                         Title:


                    Notice Address:
                    Bank of America NT&SA
                    Agency Management - LA #20529
                    555 South Flower Street, 11th Floor
                    Los Angeles, CA 90071
                    Facsimile No.:  (213) 228-2299

                                   SCHEDULE I

       Attached to and forming a part of the Amended and Restated Pledge Agreement dated as of May 20, 1998 between Koll Real Estate Services, as Pledgor, and Bank of America National Trust & Savings Association, as Agent.


                                     Part A

                     Class of  Stock Certi-    Par    Number of
Stock Issuer          Stock    ficate Nos.    Value    Shares
-------------------   ------   ------------   -----   ---------

Koll Management
  Services, Inc.      Common    1              $.01         100

Koll Management
Services, Inc.        Common    2              $.01         100

                                  SCHEDULE II


     Attached to and forming a part of the Amended and Restated Pledge Agreement dated as of May 20, 1998 between Koll Real Estate Services, as Pledgor, and Bank of America National Trust & Savings Association, as Agent.


                                         Percentage
                       Number of         Represented   Holders
                       Shares Issued     by Pledged    of Shares
Stock Issuer           and Outstanding     Shares      Not Pledged
------------------    ---------------   -----------   -----------

Koll Management
Services, Inc.         200                 100%


                                  SCHEDULE III


          Attached to and forming a part of the Amended and Restated Pledge Agreement dated as of May 20, 1998 between Koll Real Estate Services, as Pledgor, and Bank of America National Trust & Savings Association, as Agent.


                  EXCEPTIONS TO PRIORITY OF SECURITY INTEREST
                  -------------------------------------------

                                  SCHEDULE IV


                                PLEDGE AMENDMENT
                                ----------------


         This Pledge Amendment, dated as of _________, _____, is delivered pursuant to Section 6(b) of the Pledge Agreement referred to below. The undersigned hereby agrees that this Pledge Amendment may be attached to the Amended and Restated Pledge Agreement dated as of May 20, 1998, between the undersigned and Bank of America National Trust & Savings Association, as Agent (the "PLEDGE AGREEMENT," capitalized terms defined therein being used herein as therein defined), and that the Pledged Shares listed on this Pledge Amendment shall be deemed to be part of the Pledged Shares and shall become part of the Pledged Collateral under the Pledge Agreement as amended hereby, and shall secure all Secured Obligations.


                             [NAME OF PLEDGOR]



                             By: ___________________________
                             Title:



                  Class of    Stock Certi-   Par            Number of
Stock Issuer        Stock     ficate Nos.    Value            Shares
------------       --------   ------------   -----         -----------

                                                                     EXHIBIT I-5


                     AMENDED AND RESTATED PLEDGE AGREEMENT


          This AMENDED AND RESTATED PLEDGE AGREEMENT (this "AGREEMENT") is dated as of May 20, 1998 and entered into by and among HOLDPAR A ("HoldPar A"), HOLDPAR B ("HoldPar B"; together with HoldPar A, "Pledgors" and each a "Pledgor") and WESTMARK REAL ESTATE ACQUISITION PARTNERSHIP, L.P. ("Westmark"), and BANK OF AMERICA NATIONAL TRUST & SAVINGS ASSOCIATION, as agent for and representative of (in such capacity herein called "AGENT") those certain financial institutions (each a "BANK" and collectively, "BANKS") party to the Credit Agreement (as hereinafter defined).

                                    RECITALS

          A. CB Richard Ellis Services, Inc., a Delaware corporation ("COMPANY") (formerly known as "CB Commercial Real Estate Services Group, Inc."), Agent and certain financial institutions (collectively, "ORIGINAL BANKS") entered into that certain Credit Agreement dated as of August 28, 1997 (the "EXISTING CREDIT AGREEMENT"), pursuant to which Original Banks agreed, among other things, to provide Company with a reducing revolving credit facility.

          B. As a condition precedent to the effectiveness of the Existing Credit Agreement, each Pledgor, Westmark and Agent executed that certain Pledge Agreement dated as of August 28, 1997 (the "EXISTING PLEDGE AGREEMENT"), wherein each Pledgor pledged and assigned certain of its collateral as set forth therein to Agent for the benefit of Original Banks.

          C. Each Pledgor is the legal and beneficial owner of the membership interests (the "PLEDGED INTERESTS") described in Schedule I annexed hereto and
                                                 ----------
issued by the limited liability company named therein.

          D. Company has agreed to amend and restate the Existing Credit Agreement pursuant to that certain Amended and Restated Credit Agreement dated as of May 20, 1998 by and among Company, Agent and Banks (as the same from time to time may be amended, restated, supplemented or otherwise modified, the "CREDIT AGREEMENT"), under which Banks have agreed, among other things, to increase the amount of the reducing revolving credit facility provided under the Existing Credit Agreement upon the terms and subject to the conditions set forth in the Credit Agreement. Except as otherwise defined herein, all other capitalized terms used herein shall have the respective meanings given to such terms in the Credit Agreement.

          E. It is a condition precedent to the effectiveness of the Credit Agreement that the Existing Pledge Agreement be amended and restated pursuant to this Agreement and that each Pledgor shall have pledged the collateral, granted the security interests and undertaken the obligations contemplated by this Agreement.

          NOW, THEREFORE, in consideration of the premises and in order to induce Agent and Banks to enter into the Credit Agreement and the other agreements, documents and instruments to be delivered pursuant thereto and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, each Pledgor hereby agrees with Agent as follows:

          SECTION 1.  PLEDGE AND GRANT OF SECURITY INTERESTS.  Each Pledgor
                      --------------------------------------
hereby pledges and assigns to Agent for the benefit of the Banks, and hereby grants to Agent for the benefit of the Banks a security interest in, all of each Pledgor's right, title and interest in and to the following (the "PLEDGED COLLATERAL"):

          (a) the Pledged Interests and the certificates representing the Pledged Interests and any interest of each Pledgor in the entries on the books of any securities intermediary pertaining to the Pledged Interests, and all dividends, cash, warrants, rights, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Interests;

          (b) all additional membership interests of, and all securities convertible into and warrants, options and other rights to purchase or otherwise acquire, membership interests of any issuer of the Pledged Interests from time to time acquired by each Pledgor in any manner (which membership interests shall be deemed to be part of the Pledged Interests), the certificates or other instruments representing such additional membership interests, securities, warrants, options or other rights and any interest of each Pledgor in the entries on the books of any securities intermediary pertaining to such additional membership interests, securities, warrants, options or other rights, and all dividends, cash, warrants, rights, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such additional membership interests, securities, warrants, options or other rights;

          (c) all membership interests of, and all securities convertible into and warrants, options and other rights to purchase or otherwise acquire, membership interests of any Person that, after the date of this Agreement, becomes, as a result of any occurrence, a Material Subsidiary which is a direct Subsidiary of each Pledgor (which membership interests shall be deemed to be part of the Pledged Interests), the certificates or other instruments representing such membership interests, securities, warrants, options or other rights and any interest of each Pledgor in the entries on the books of any securities intermediary pertaining to such membership interests, securities, warrants, options or other rights, and all dividends, cash, warrants, rights, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such membership interests, securities, warrants, options or other rights; and

          (d) to the extent not covered by clauses (a) through (c) above, all proceeds of any or all of the foregoing Pledged Collateral. For purposes of this Agreement, the term "PROCEEDS" includes whatever is receivable or received when Pledged Collateral or proceeds are sold, exchanged, collected or otherwise disposed of, whether such disposition is voluntary or involuntary, and whether or not occurring by operation of law, and includes, without limitation, proceeds of any indemnity or guaranty payable to each Pledgor or Agent from time to time with respect to any of the Pledged Collateral.

          SECTION 2.  SECURITY FOR OBLIGATIONS.  This Agreement secures, and the
                      ------------------------
Pledged Collateral is collateral security for, the prompt payment or performance in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including the payment of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. (S)362(a)), of all obligations and liabilities of every nature of each Pledgor now or hereafter existing under or arising out of or in connection with the Credit Agreement, the Guaranty and the other Loan Documents, and all extensions or renewals thereof, whether for principal, interest (including without limitation interest that, but for the filing of a petition in bankruptcy with respect to each Pledgor, would accrue on such obligations), fees, expenses, indemnities or otherwise, whether voluntary or involuntary, direct or indirect, absolute or contingent, liquidated or unliquidated, determined or undetermined, whether or not jointly owed with others, and whether or not from time to time decreased or extinguished and later increased, created or incurred, and all or any portion of such obligations or liabilities that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from Agent or any Bank as a preference, fraudulent transfer or otherwise (all such obligations and liabilities being the "UNDERLYING DEBT"), and all obligations of every nature of each Pledgor now or hereafter existing under this Agreement and under any other Loan Document heretofore, now or hereafter delivered by each Pledgor to Agent, and all extensions, renewals, restatements, supplements, amendments or modifications thereof or thereto (all such obligations of each Pledgor, together with the Underlying Debt, being the "SECURED OBLIGATIONS").

          SECTION 3.  DELIVERY OF PLEDGED COLLATERAL.  All certificates or
                      ------------------------------
instruments representing or evidencing the Pledged Collateral shall be delivered to and held by or on behalf of Agent pursuant hereto and shall be in suitable form for transfer by delivery or, as applicable, shall be accompanied by each Pledgor's endorsement, where necessary, or duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to Agent. Agent shall have the right, at any time in its discretion and without notice to each Pledgor, to transfer to or to register in the name of Agent or any of its nominees any or all of the Pledged Collateral, subject only to the revocable rights specified in
Section 7(a). In addition, Agent shall have the right at any time to exchange certificates or instruments representing or evidencing any Pledged Collateral for certificates or instruments of smaller or larger denominations.

          SECTION 4.  REPRESENTATIONS AND WARRANTIES.  each Pledgor represents
                      ------------------------------
and warrants as follows:

          (a) Due Authorization, etc. of Pledged Collateral.  All of the Pledged
              ---------------------------------------------
Interests have been duly authorized and validly issued and are fully paid and non-assessable.

          (b) Description of Pledged Collateral.  The Pledged Interests
              ---------------------------------
constitute all of the issued and outstanding membership interests of each issuer thereof, except as otherwise set forth in Schedule II annexed hereto, and there
                                          -----------
are no outstanding warrants, options or other rights to purchase, or other agreements outstanding with respect to, or property that is now or hereafter convertible into, or that requires the issuance or sale of, any Pledged Interests.

          (c) Ownership of Pledged Collateral.  Each Pledgor is the legal,
              -------------------------------
record and beneficial owner of the Pledged Collateral free and clear of any Lien except for the security interest created by the Existing Pledge Agreement and this Agreement.

          (d) Governmental Authorizations.  No authorization, approval or other
              ---------------------------
action by, and no notice to or filing with, any governmental authority or regulatory body is required for either (i) the pledge by each Pledgor of the Pledged Collateral pursuant to this Agreement and the grant by each Pledgor of the security interest granted hereby, (ii) the execution, delivery or performance of this Agreement by each Pledgor, or (iii) the exercise by Agent of the voting or other rights, or the remedies in respect of the Pledged Collateral, provided for in this Agreement (except as may be required in connection with a disposition of Pledged Collateral by laws affecting the offering and sale of securities generally).

          (e) Due Authorization, etc. of Agreement.  This Agreement has been
              ------------------------------------
duly authorized, executed and delivered by each Pledgor, and is in full force and effect and is binding upon and enforceable against each Pledgor in accordance with the terms hereof.

          (f) Perfection.   Except as otherwise set forth in Schedule III
              ----------                                     ------------
annexed hereto, (i) the pledge of the Pledged Collateral pursuant to this Agreement creates a valid and perfected first priority security interest in the Pledged Collateral free of any adverse claim, securing the payment of the Secured Obligations, and (ii) Agent has "control" of the Pledged Collateral within the meaning of Section 9115(c) of the Uniform Commercial Code of the State of California ("UCC").

          (g) Margin Regulations.  The pledge of the Pledged Collateral pursuant
              ------------------
to this Agreement does not violate Regulation G, T, U or X of the Board of Governors of the Federal Reserve System.

          (h) Other Information.  All information heretofore, herein or
              -----------------
hereafter supplied to Agent by or on behalf of each Pledgor with respect to the Pledged Collateral is accurate and complete in all respects.

          SECTION 5.  TRANSFERS AND OTHER LIENS; ADDITIONAL PLEDGED COLLATERAL;
                      ---------------------------------------------------------
ETC.  Each Pledgor shall:
----

          (a) not, except as expressly permitted by the Credit Agreement, (i) sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, any of the Pledged Collateral, (ii) execute or grant any power or endorsement with respect to any of the Pledged Collateral, or any other document or instrument purporting to assign, transfer or redeem any of the Pledged Collateral, or otherwise grant any indicia of "control" (within the meaning of Section 9115(c) of the UCC) with respect to any of the Pledged Collateral, (iii) create or suffer to exist any Lien upon or with respect to any of the Pledged Collateral, except for the security interest under this Agreement, any other security interest granted in favor of Agent or any other Lien expressly permitted under Section 8.01 of the Credit Agreement, or (iv) permit any issuer of Pledged Interests to merge or consolidate unless all the outstanding equity of the surviving or resulting entity, upon such merger or consolidation, pledged hereunder and no cash, securities or other property is distributed in respect of the outstanding securities of any other constituent entity;

          (b) (i) cause each issuer of Pledged Collateral not to issue any securities in addition to or in substitution for the Pledged Collateral issued by such issuer, except to each Pledgor, (ii) pledge hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all additional securities of each issuer of Pledged Collateral, and (iii) pledge hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all securities of any Person that, after the date of this Agreement, becomes, as a result of any occurrence, a Material Subsidiary of each Pledgor;

          (c) promptly notify Agent of any event of which each Pledgor becomes aware causing loss or depreciation in the value of the Pledged Collateral;

          (d) promptly deliver to Agent all written notices received by it with respect to the Pledged Collateral; and

          (e) pay promptly when due all taxes, assessments and governmental charges or levies imposed upon, and all claims against, the Pledged Collateral, except to the extent the validity thereof is being contested in good faith; provided, however, that each Pledgor shall in any event pay such taxes,
--------  -------
assessments, charges, levies or claims not later than five days prior to the date of any proposed sale under any judgment, writ or warrant of attachment entered or filed against each Pledgor or any of the Pledged Collateral as a result of the failure to make such payment.

          SECTION 6.  FURTHER ASSURANCES; PLEDGE AMENDMENTS.
                      -------------------------------------

          (a) Each Pledgor agrees that from time to time, at the expense of each Pledgor, each Pledgor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that Agent may request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable Agent to exercise and enforce its rights and remedies hereunder with respect to any Pledged Collateral. Without limiting the generality of the foregoing, each Pledgor will: (i) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices (including, without limitation, powers with respect to, or other endorsements or instruments necessary to effect the assignment or other transfer of, any of the Pledged Collateral), as may be necessary or desirable, or as Agent may request, in order to perfect and preserve the security interests granted or purported to be granted hereby and (ii) at Agent's request, appear in and defend any action or proceeding that may affect each Pledgor's title to or Agent's security interest in all or any part of the Pledged Collateral.

          (b) Each Pledgor further agrees that it will, upon obtaining any additional securities required to be pledged hereunder as provided in Section 5(b), promptly (and in any event within five Business Days) deliver to Agent a Pledge Amendment, duly executed by each Pledgor, in substantially the form of
Schedule IV annexed hereto (a "PLEDGE AMENDMENT"), in respect of the additional
-----------
Pledged Interests to be pledged pursuant to this Agreement. each Pledgor hereby authorizes Agent to attach each Pledge Amendment to this Agreement and agrees that all Pledged Interests listed on any Pledge Amendment delivered to Agent shall for all purposes hereunder be considered Pledged Collateral; provided,
                                                                   --------
however, that the failure of each Pledgor to execute a Pledge Amendment with
-------
respect to any additional Pledged Interests pledged pursuant to this Agreement shall not impair the security interest of Agent therein or otherwise adversely affect the rights and remedies of Agent hereunder with respect thereto.

          SECTION 7.  VOTING RIGHTS; DIVIDENDS; ETC.
                      ------------------------------

          (a) So long as no Event of Default shall have occurred and be continuing:

              (i) Each Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Pledged Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement or the Credit Agreement; provided, however, that each Pledgor shall not exercise or
                  --------  -------
refrain from exercising any such right if Agent shall have notified each Pledgor that, in Agent's judgment, such action would have a material adverse effect on the value of the Pledged Collateral or any part thereof;

             (ii) Each Pledgor shall be entitled to receive and retain, and to utilize free and clear of the lien of this Agreement, any and all dividends and interest paid in respect of the Pledged Collateral; provided, however, that any
                                                    --------  -------
and all

                  (A) dividends and interest paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Pledged Collateral,

                  (B) dividends and other distributions paid or payable in cash in respect of any Pledged Collateral in connection with (x) a partial or total liquidation or dissolution, (y) a reduction of capital, capital surplus or paid-in-surplus or (z) a quasi-reorganization, and

                  (C) cash paid, payable or otherwise distributed in respect of principal or in redemption of or in exchange for any Pledged Collateral,

shall be, and shall forthwith be delivered to Agent to hold as, Pledged Collateral and shall, if received by each Pledgor, be received in trust for the benefit of Agent, be segregated from the other property or funds of each Pledgor and be forthwith delivered to Agent as Pledged Collateral in the same form as so received (with all necessary endorsements); and

            (iii) Agent shall promptly execute and deliver (or cause to be executed and delivered) to each Pledgor all such proxies, dividend payment orders and other instruments as each Pledgor may from time to time reasonably request for the purpose of enabling each Pledgor to exercise the voting and other consensual rights which it is entitled to exercise pursuant to paragraph
(i) above and to receive the dividends, principal or interest payments which it is authorized to receive and retain pursuant to paragraph (ii) above.

          (b) Upon the occurrence and during the continuation of any Default or Event of Default:

              (i) upon written notice from Agent to each Pledgor, all rights of each Pledgor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to Section 7(a)(i) shall cease, and all such rights shall thereupon become vested in Agent who shall thereupon have the sole right to exercise such voting and other consensual rights;

             (ii) all rights of each Pledgor to receive the dividends and interest payments which it would otherwise be authorized to receive and retain pursuant to Section 7(a)(ii) shall cease, and all such rights shall thereupon become vested in Agent who shall thereupon have the sole right to receive and hold as Pledged Collateral such dividends and interest payments; and

            (iii) all dividends, principal and interest payments which are received by each Pledgor contrary to the provisions of paragraph (ii) of this Section 7(b) shall be received in trust for the benefit of Agent, shall be segregated from other funds of each Pledgor and shall forthwith be paid over to Agent as Pledged Collateral in the same form as so received (with any necessary endorsements).

          (c) In order to permit Agent to exercise the voting and other consensual rights which it may be entitled to exercise pursuant to Section 7(b)(i) and to receive all dividends and other distributions which it may be entitled to receive under Section 7(a)(ii) or Section 7(b)(ii), (i) each Pledgor shall promptly execute and deliver (or cause to be executed and delivered) to Agent all such proxies, dividend payment orders and other instruments as Agent may from time to time reasonably request and (ii) without limiting the effect of the immediately preceding clause (i), each Pledgor hereby grants to Agent an irrevocable proxy to vote the Pledged Collateral and to exercise all other rights, powers, privileges and remedies to which a holder of the Pledged Collateral would be entitled (including, without limitation, giving or withholding written consents of shareholders, calling special meetings of shareholders and voting at such meetings), which proxy shall be effective, automatically and without the necessity of any action (including any transfer of any Pledged Collateral on the record books of the issuer thereof) by any other Person (including the issuer of the Pledged Collateral or any officer or agent thereof), upon the occurrence of an Event of Default or Default and which proxy shall only terminate upon the payment in full of the Secured Obligations.

          SECTION 8.  AGENT APPOINTED ATTORNEY-IN-FACT.  Each Pledgor hereby
                      --------------------------------
irrevocably appoints Agent as each Pledgor's attorney-in-fact, with full authority in the place and stead of each Pledgor and in the name of each Pledgor, Agent or otherwise, from time to time in Agent's discretion to take any action and to execute any instrument that Agent may deem necessary or advisable to accomplish the purposes of this Agreement, including without limitation:

          (a) to file one or more financing or continuation statements, or amendments thereto, or powers or other endorsements or instruments of transfer or assignments in blank, relative to all or any part of the Pledged Collateral, or to enter into agreements with Agent and any securities intermediaries described in Section 1 relating to any Pledged Collateral to protect Agent's security interest therein, in form and substance satisfactory to Agent, in each case without the signature of each Pledgor;

          (b) after the occurrence and during the continuation of any Event of Default, to ask, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Pledged Collateral;

          (c) after the occurrence and during the continuation of any Event of Default, to receive, endorse and collect any instruments made payable to each Pledgor representing any dividend, principal or interest payment or other distribution in respect of the Pledged Collateral or any part thereof and to give full discharge for the same; and

          (d) after the occurrence and during the continuation of any Event of Default, to file any claims or take any action or institute any proceedings that Agent may deem necessary or desirable for the collection of any of the Pledged Collateral or otherwise to enforce the rights of Agent with respect to any of the Pledged Collateral.

          SECTION 9.  AGENT MAY PERFORM.  If each Pledgor fails to perform any
                      -----------------
agreement contained herein, Agent may itself perform, or cause performance of, such agreement, and the expenses of Agent incurred in connection therewith shall be payable by each Pledgor under Section 12(b).

          SECTION 10.  STANDARD OF CARE.  The powers conferred on Agent
                       ----------------
hereunder are solely to protect its interest in the Pledged Collateral and shall not impose any duty upon it to exercise any such powers. Except for the exercise of reasonable care in the custody of any Pledged Collateral in its possession and the accounting for moneys actually received by it hereunder, Agent shall have no duty as to any Pledged Collateral, it being understood that Agent shall have no responsibility for (a) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to any Pledged Collateral, whether or not Agent has or is deemed to have knowledge of such matters, (b) taking any necessary steps (other than steps taken in accordance with the standard of care set forth above to maintain possession of the Pledged Collateral) to preserve rights against any parties with respect to any Pledged Collateral, (c) taking any necessary steps to collect or realize upon the Secured Obligations or any guarantee therefor, or any part thereof, or any of the Pledged Collateral, or (d) initiating any action to protect the Pledged Collateral against the possibility of a decline in market value. Agent shall be deemed to have exercised reasonable care in the custody and preservation of Pledged Collateral in its possession if such Pledged Collateral is accorded treatment substantially equal to that which Agent accords its own property consisting of negotiable securities.

          SECTION 11.  REMEDIES.
                       --------

          (a) If any Event of Default shall have occurred and be continuing, Agent may, subject to the terms of the Credit Agreement, exercise in respect of the Pledged Collateral, in addition to all other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the Uniform Commercial Code as in effect in any relevant jurisdiction (the "CODE") (whether or not the Code applies to the affected Pledged Collateral), and Agent may also in its sole discretion, without notice except as specified below, sell the Pledged Collateral or any part thereof in one or more parcels at public or private sale, at any exchange or broker's board or at any of Agent's offices or elsewhere, for cash, on credit or for future delivery, at such time or times and at such price or prices and upon such other terms as Agent may deem commercially reasonable, irrespective of the impact of any such sales on the market price of the Pledged Collateral. Agent or any Bank may be the purchaser of any or all of the Pledged Collateral at any such sale and Agent, as agent for and representative of the Banks, shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Pledged Collateral sold at any such public sale, to use and apply any of the Secured Obligations as a credit on account of the purchase price for any Pledged Collateral payable by Agent at such sale. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of each Pledgor, and each Pledgor hereby waives (to the extent permitted by applicable law) all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. Each Pledgor agrees that, to the extent notice of sale shall be required by law, at least ten days' notice to each Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. Agent shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given. Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. To the extent permitted by applicable law, each Pledgor hereby waives any claims against Agent arising by reason of the fact that the price at which any Pledged Collateral may have been sold at any such private sale was less than the price which might have been obtained at a public sale, even if Agent accepts the first offer received and does not offer such Pledged Collateral to more than one offeree. If the proceeds of any sale or other disposition of the Pledged Collateral are insufficient to pay all of the Secured Obligations, each Pledgor shall be liable for the deficiency and the reasonable fees of any attorneys employed by Agent to collect such deficiency.

          (b) Any cash held by Agent as Pledged Collateral and all cash proceeds received by Agent in respect of any sale of, collection from, or other realization upon all or any part of the Pledged Collateral may, in the discretion of Agent, be held by Agent as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to Agent pursuant to Section 12(b)) in whole or in part by Agent against all or any part of the Secured Obligations in such order as Agent shall elect. Any surplus of such cash or cash proceeds held by Agent and remaining after payment in full of all the Secured Obligations shall be paid over to each Pledgor or to whosoever may be lawfully entitled to receive such surplus.

          (c) Each Pledgor recognizes that, by reason of certain prohibitions contained in the Securities Act of 1933, as amended from time to time (the "SECURITIES ACT"), and applicable state securities laws, Agent may be compelled, with respect to any sale of all or any part of the Pledged Collateral conducted without prior registration or qualification of such Pledged Collateral under the Securities Act and/or such state securities laws, to conduct such sales as private, not public, sales and to limit purchasers to a restricted group who will agree, among other things, to acquire the Pledged Collateral for their own account, for investment and not with a view to the distribution or resale thereof. each Pledgor acknowledges and agrees that any such private sales may be at prices and on terms less favorable than those obtainable through a public sale without such restrictions (including, without limitation, a public offering made pursuant to an effective registration statement under the Securities Act) and, notwithstanding such circumstances, each Pledgor agrees that any such private sale shall be conclusively deemed to have been made in a commercially reasonable manner and that Agent shall have no obligation either to engage in public sales or to delay the sale of any Pledged Collateral for the period of time necessary to permit the issuer thereof to register it for a form of public sale requiring registration under the Securities Act or under applicable state securities laws, even if such issuer would, or should, agree to so register it. each Pledgor further acknowledges the impossibility of ascertaining the amount of damages which would be suffered by Agent by reason of the failure by each Pledgor to perform any of the covenants contained in this Section and, consequently, agrees that, if each Pledgor shall fail to perform any of such covenants, it shall pay, as liquidated damages and not as a penalty, an amount equal to the value of the Pledged Collateral on the date Agent shall demand compliance with this Section.

          (d) If Agent determines to exercise its right to sell any or all of the Pledged Collateral, upon written request, each Pledgor shall and shall cause each issuer of any Pledged Interests to be sold hereunder from time to time to furnish to Agent all such information as Agent may request in order to determine the number of interests and other instruments included in the Pledged Collateral which may be sold by Agent in exempt transactions under the Securities Act and the rules and regulations of the Securities and Exchange Commission thereunder, as the same are from time to time in effect.

          SECTION 12.  INDEMNITY AND EXPENSES.
                       ----------------------

          (a) Each Pledgor agrees to indemnify Agent and each Bank from and against any and all claims, losses and liabilities in any way relating to, growing out of or resulting from this Agreement and the transactions contemplated hereby (including, without limitation, enforcement of this Agreement), except to the extent such claims, losses or liabilities result solely from Agent's or such Bank's gross negligence or willful misconduct as finally determined by a court of competent jurisdiction.

          (b) Each Pledgor shall pay to Agent upon demand the amount of any and all costs and expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, that Agent may incur in connection with
(i) the administration of this Agreement, (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Pledged Collateral, (iii) the exercise or enforcement of any of the rights of Agent hereunder, or (iv) the failure by each Pledgor to perform or observe any of the provisions hereof.

          SECTION 13.  CONTINUING SECURITY INTEREST; TRANSFER OF LOANS. This
                       -----------------------------------------------
Agreement shall create a continuing security interest in the Pledged Collateral and shall (a) remain in full force and effect until the payment in full of all Secured Obligations, (b) be binding upon each Pledgor, its successors and assigns, and (c) inure, together with the rights and remedies of Agent hereunder, to the benefit of Agent and its successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), any Bank may, subject to the terms of the Credit Agreement, assign or otherwise transfer its interest in the Credit Agreement in whole or in part to any other Person, and such other Person shall thereupon become vested with all benefits in respect thereof granted to Banks herein or otherwise. Upon the payment in full of all Secured Obligations, the security interest granted hereby shall terminate and all rights to the Pledged Collateral shall revert to each Pledgor. Upon any such termination Agent will, at each Pledgor's expense, execute and deliver to each Pledgor such documents as each Pledgor shall reasonably request to evidence such termination and each Pledgor shall be entitled to the return, upon its request and at its expense, against receipt and without recourse to Agent, of such of the Pledged Collateral as shall not have been sold or otherwise applied pursuant to the terms hereof.

          SECTION 14.  AMENDMENTS; ETC.  Subject to Section 11.01 of the Credit
                       ---------------
Agreement, no amendment, modification, termination or waiver of any provision of this Agreement, and no consent to any departure by each Pledgor therefrom, shall in any event be effective unless the same shall be in writing and signed by Agent and, in the case of any such amendment or modification, by each Pledgor. Any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given.

          SECTION 15.  NOTICES.  Any notice or other communication herein
                       -------
required or permitted to be given shall be in writing and may be personally served or sent by telefacsimile or United States mail or courier service and shall be deemed to have been given when delivered in person or by courier service, upon receipt of telefacsimile or five (5) Business Days after depositing it in the United States mail with postage prepaid and properly addressed. For the purposes hereof, the address of each party hereto shall be as set forth under such party's name on the signature pages hereof or, as to either party, such other address as shall be designated by such party in a written notice delivered to the other party hereto.

          SECTION 16.  FAILURE OR INDULGENCE NOT WAIVER; REMEDIES CUMULATIVE.
                       -----------------------------------------------------
No failure or delay on the part of Agent in the exercise of any power, right or privilege hereunder shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude any other or further exercise thereof or of any other power, right or privilege. All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available.

          SECTION 17.  SEVERABILITY.  In case any provision in or obligation
                       ------------
under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

          SECTION 18.  HEADINGS.  Section and subsection headings in this
                       --------
Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

          SECTION 19.  GOVERNING LAW; TERMS.  THIS AGREEMENT AND THE RIGHTS AND
                       --------------------
OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES, EXCEPT TO THE EXTENT THAT THE CODE PROVIDES THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY

PARTICULAR PLEDGED COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF CALIFORNIA. Unless otherwise defined herein or in the Credit Agreement, terms used in Articles 8 and 9 of the UCC are used herein as therein defined.

          SECTION 20.  CONSENT TO JURISDICTION AND SERVICE OF PROCESS.  ALL
                       ----------------------------------------------
JUDICIAL PROCEEDINGS BROUGHT AGAINST EACH PLEDGOR ARISING OUT OF OR RELATING TO THIS AGREEMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF CALIFORNIA OR OF THE UNITED STATES FOR THE CENTRAL DISTRICT OF CALIFORNIA, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT EACH PLEDGOR ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE NONEXCLUSIVE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS AGREEMENT. Each Pledgor hereby agrees that service of all process in any such proceeding in any such court may be made by registered or certified mail, return receipt requested, to each Pledgor at its address provided in Section 15, such service being hereby acknowledged by each Pledgor to be sufficient for personal jurisdiction in any action against each Pledgor in any such court and to be otherwise effective and binding service in every respect. Nothing herein shall affect the right to serve process in any other manner permitted by law or shall limit the right of Agent to bring proceedings against each Pledgor in the courts of any other jurisdiction.

          SECTION 21.  WAIVER OF JURY TRIAL.  EACH PLEDGOR AND AGENT HEREBY
                       --------------------
AGREE TO WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT. The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including without limitation contract claims, tort claims, breach of duty claims, and all other common law and statutory claims. Each Pledgor and Agent each acknowledge that this waiver is a material inducement for each Pledgor and Agent to enter into a business relationship, that each Pledgor and Agent have already relied on this waiver in entering into this Agreement and that each will continue to rely on this waiver in their related future dealings. Each Pledgor and Agent further warrant and represent that each has reviewed this waiver with its legal counsel, and that each knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT.

In the event of litigation, this Agreement may be filed as a written consent to a trial by the court.

          SECTION 22.  WAIVERS BY PLEDGORS.  Each Pledgor hereby waives, for the
                       -------------------
benefit of Banks and Agent:

          (a) any right to require Agent or any Bank, as a condition of payment or performance by such Pledgor, to (i) proceed against Company, any other guarantor (including any other Pledgor) of the Secured Obligations or any other Person, (ii) proceed against or exhaust any security held from Company, any such other guarantor (including any other Pledgor) or any other Person, (iii) proceed against or have resort to any balance of any deposit account or credit on the books of Agent or any Bank in favor of Company or any other Person, or (iv) pursue any other remedy in the power of Agent or any Bank whatsoever;

          (b) any defense arising by reason of the incapacity, lack of authority or any disability or other defense of Company including, without limitation, any defense based on or arising out of the lack of validity or the unenforceability of the Secured Obligations or any agreement or instrument relating thereto or by reason of the cessation of the liability of Company from any cause other than payment in full of the Secured Obligations;

          (c) any defense based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in other respects more burdensome than that of the principal;

          (d) any defense based upon Agent's or any Bank's errors or omissions in the administration of the Secured Obligations, except behavior which amounts to bad faith;

          (e) (i) any principles or provisions of law, statutory or otherwise, which are or might be in conflict with the terms of this Pledge Agreement and any legal or equitable discharge of such Pledgor's obligations hereunder, (ii) the benefit of any statute of limitations affecting such Pledgor's liability hereunder or the enforcement hereof, (iii) any rights to set-offs, recoupments and counterclaims, and (iv) promptness, diligence and any requirement that Agent or any Bank protect, secure, perfect or insure any security interest or lien or any property subject thereto;

          (f) notices, demands, presentments, protests, notices of protest, notices of dishonor and notices of any action or inaction, including acceptance of this Pledge Agreement, notices of default under the Credit Agreement, the Loan Documents or any agreement or instrument related thereto, notices of any renewal, extension or modification of the Secured Obligations or any agreement related thereto, notices of any extension of credit to Company and any right to consent to any thereof; and

          (g) any defenses or benefits that may be derived from or afforded by law which limit the liability of or exonerate guarantors or sureties, or which may conflict with the terms of this Pledge Agreement.

          SECTION 23.  CERTAIN CALIFORNIA LAW WAIVERS.  As used in this Section
                       ------------------------------
23, any reference to "the principal" includes Company, and any reference to "the creditor" includes Agent and each Bank. In accordance with Section 2856 of the California Civil Code:

          (a) each Pledgor agrees (i) to waive any and all rights of subrogation and reimbursement against Company or against any collateral or security granted by Company for any of the Secured Obligations and (ii) to withhold the exercise of any and all rights of subrogation, reimbursement and contribution against Company, against any other guarantor of any of the Secured Obligations and against any collateral or security granted by any such other guarantor for any of the Secured Obligations until the Secured Obligations shall have been paid in full and all letters of credit issued under the Credit Agreement and the other Loan Documents shall have expired or been cancelled, all as more fully set forth in subsection 22(c);

          (b) each Pledgor waives any and all other rights and defenses available to such Pledgor by reason of Sections 2787 to 2855, inclusive, 2899 and 3433 of the California Civil Code, including without limitation any and all rights or defenses such Pledgor may have by reason of protection afforded to the principal with respect to any of the Secured Obligations, or to any other guarantor (including any other Pledgor) of any of the Secured Obligations with respect to any of such guarantor's obligations under its guaranty, in either case pursuant to the antideficiency or other laws of the State of California limiting or discharging the principal's indebtedness or such guarantor's obligations, including without limitation Section 580a, 580b, 580d, or 726 of the California Code of Civil Procedure; and

          (c) each Pledgor waives all rights and defenses arising out of an election of remedies by the creditor, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for any Secured Obligation, has destroyed such Pledgor's rights of subrogation and reimbursement against the principal by the operation of Section 580d of the Code of Civil Procedure or otherwise; and even though that election of remedies by the creditor, such as nonjudicial foreclosure with respect to security for an obligation of any other guarantor (including any other Pledgor) of any of the Secured Obligations, has destroyed such Pledgor's rights of contribution against such other guarantor.

No other provision of this Pledge Agreement shall be construed as limiting the generality of any of the covenants and waivers set forth in this Section 23.

          SECTION 24.  PLEDGORS' RIGHTS OF SUBROGATION, CONTRIBUTION, ETC. Each
                       --------------------------------------------------
Pledgor hereby waives any claim, right or remedy, direct or indirect, that such Pledgor now has or may hereafter have against Company or any of its assets in connection with this Pledge Agreement or the performance by such Pledgor of its obligations hereunder, in each case whether such claim, right or remedy arises in equity, under contract, by statute (including without limitation under California Civil Code Section 2847, 2848 or 2849), under common law or otherwise and including without limitation (a) any right of subrogation, reimbursement or indemnification that such Pledgor now has or may hereafter have against Company,
(b) any right to enforce, or to participate in, any claim, right or remedy that Agent or any Bank now has or may hereafter have against Company, and (c) any benefit of, and any right to participate in, any collateral or security now or hereafter held by Agent or any Bank. In addition, until the Secured Obligations shall have been indefeasibly paid in full and all letters of credit issued under the Credit Agreement shall have expired or been cancelled, each Pledgor shall withhold exercise of any right of contribution such Pledgor may have against any other guarantor (including any other Pledgor) of the Secured Obligations (including without limitation any such right of contribution under California Civil Code Section 2848). Each Pledgor further agrees that, to the extent the waiver or agreement to withhold the exercise of its rights of subrogation, reimbursement, indemnification and contribution as set forth herein is found by a court of competent jurisdiction to be void or voidable for any reason, any rights of subrogation, reimbursement or indemnification such Pledgor may have against Company or against any collateral or security, and any rights of contribution such Pledgor may have against any such other guarantor, shall be junior and subordinate to any rights Agent or any Bank may have against Company, to all right, title and interest Agent or any Bank may have in any such collateral or security, and to any right Agent or any Bank may have against such other guarantor. If any amount shall be paid to any Pledgor on account of any such subrogation, reimbursement, indemnification or contribution rights at any time when all Secured Obligations shall not have been paid in full, such amount shall be held in trust for Agent on behalf of Banks and shall forthwith be paid over to Agent for the benefit of Banks to be credited and applied against the Secured Obligations, whether matured or unmatured, in accordance with the terms hereof.

          SECTION 25.  COUNTERPARTS.  This Agreement may be executed in one or
                       ------------
more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached
to a single   counterpart so that all signature pages are physically attached to the same document.

         IN WITNESS WHEREOF, each Pledgor and Agent have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                               HOLDPAR A

                               By:   Westmark Real Estate Acquisition
                                     Partnership, L.P., Partner


                               By:   CB Richard Ellis, Inc., General Partner


                                     By:_____________________________
                                        Name: Walter V. Stafford
                                        Title: Senior Executive Vice President


                               By:   HoldPar B, Partner


                                     By:________________________
                                        Name: Walter V. Stafford


                               Notice Address:
                               c/o CB Richard Ellis Services, Inc.
                               533 South Fremont Avenue
                               Los Angeles, CA 90071-1798
                               Facsimile No.: (213) 613-3015


                      [Signatures continued to next page]

                              HOLDPAR B

                              By:   Westmark Real Estate Acquisition
                                    Partnership, L.P., Partner


                              By:   CB Richard Ellis, Inc., General Partner


                                    By:_________________________
                                       Name: Walter V. Stafford
                                       Title: Senior Executive Vice President

                               By:  HoldPar A, Partner


                                    By:_______________________________________
                                       Name: Walter V. Stafford


                               Notice Address:
                               c/o CB Richard Ellis Services, Inc.
                               533 South Fremont Avenue
                               Los Angeles, CA 90071-1798
                               Facsimile No.: (213) 613-3015

                               WESTMARK REAL ESTATE ACQUISITION
                               PARTNERSHIP, L.P.

                               By:   CB Richard Ellis, Inc., General Partner


                                     By:______________________________________
                                        Name: Walter V. Stafford
                                        Title: Senior Executive Vice President

                               Notice Address:
                               c/o CB Richard Ellis Services, Inc.
                               533 South Fremont Avenue
                               Los Angeles, CA 90071-1798
                               Facsimile No.: (213) 613-3015

                      [Signatures continued to next page]

                               BANK OF AMERICA NATIONAL TRUST &
                               SAVINGS ASSOCIATION, AS AGENT



                               By: __________________________
                                   Name:
                                   Title:


                               Notice Address:
                               Bank of America NT&SA
                               Agency Management - LA #20529
                               555 South Flower Street, 11th Floor
                               Los Angeles, CA 90071
                               Facsimile No.:  (213) 228-2299

                                  SCHEDULE I

       Attached to and forming a part of the Amended and Restated Pledge Agreement dated as of May 20, 1998 among HoldPar A, HoldPar B and Westmark Real Estate Acquisition Partnership, L.P. as Pledgors, and Bank of America National Trust & Savings Association, as Agent.


                                   HoldPar A

                     Class of    Certificate    Par    Number of
Issuer                Equity        Nos.       Value   Interests
------               ---------   -----------   -----   ----------

Westmark Realty      Membership                   37   791,332.30
  Advisors LLC       Interests


                                   HoldPar B

                       Class of  Certificate   Par    Number of
Issuer                  Equity      Nos.      Value   Interests
------                 --------  -----------  -----   ---------

Westmark Realty        Membership                38   208,667.70
  Advisors LLC         Interests

                                  SCHEDULE II


     Attached to and forming a part of the Amended and Restated Pledge Agreement dated as of May 20, 1998 HoldPar A and HoldPar B as Pledgors, and Bank of America National Trust & Savings Association, as Agent.


                                           Percentage
                        Number of          Represented        Holders
                        Interests Issued   by Pledged         of Interests
Issuer                  and Outstanding    Interests          Not Pledged
--------------------------------------------------------------------------

Westmark Realty
Advisors, LLC           1,000,000          100%

Westmark Real
Estate Acquisition
Partnership, L.P.       100                20.87%       Stanton H. Zarrow, Inc.
                                                        Vincent F. Martin,
                                                        Jr., Inc.
                                                        Sol L. Rabin, Inc.
                                                        BL/Westmark, Inc.
                                                        Roger C. Schultz, Inc.

                                 SCHEDULE III


          Attached to and forming a part of the Amended and Restated Pledge Agreement dated as of May 20, 1998 HoldPar A and HoldPar B as Pledgors, and Bank of America National Trust & Savings Association, as Agent.


                  EXCEPTIONS TO PRIORITY OF SECURITY INTEREST
                  -------------------------------------------

                                  SCHEDULE IV


                               PLEDGE AMENDMENT
                               ----------------


         This Pledge Amendment, dated as of ________, ____, is delivered pursuant to Section 6(b) of the Pledge Agreement referred to below. The undersigned hereby agrees that this Pledge Amendment may be attached to the Amended and Restated Pledge Agreement dated as of May 20, 1998, between each of the undersigned and Bank of America National Trust & Savings Association, as Agent (the "PLEDGE AGREEMENT," capitalized terms defined therein being used herein as therein defined), and that the Pledged Interests listed on this Pledge Amendment shall be deemed to be part of the Pledged Interests and shall become part of the Pledged Collateral under the Pledge Agreement as amended hereby, and shall secure all Secured Obligations.


                             [NAME OF PLEDGORS]



                             By: ___________________________
                             Title:



                  Class of    Certificate    Par        Number of
Issuer              Equity      Numbers      Value      Interests
------             --------    ---------     -----      ------------

                                                                   EXHIBIT I - 6


                     AMENDED AND RESTATED PLEDGE AGREEMENT


          This AMENDED AND RESTATED PLEDGE AGREEMENT (this "AGREEMENT") is dated as of May 20, 1998 and entered into by and between KOLL VON KARMAN, INC., a Delaware corporation ("PLEDGOR"), and BANK OF AMERICA NATIONAL TRUST & SAVINGS ASSOCIATION, as agent for and representative of (in such capacity herein called "AGENT") those certain financial institutions (each a "BANK" and collectively, "BANKS") party to the Credit Agreement hereinafter defined).

                                    RECITALS

          A. CB Richard Ellis Services, Inc., a Delaware corporation ("COMPANY") (formerly known as CB Commercial Real Estate Services Group, Inc.), Agent and certain financial institutions (collectively, "ORIGINAL BANKS") entered into that certain Credit Agreement dated as of August 28, 1997 (the "EXISTING CREDIT AGREEMENT"), pursuant to which Original Banks agreed, among other things, to provide Company with a reducing revolving credit facility.

          B. As a condition precedent to the effectiveness of the Existing Credit Agreement, Pledgor and Agent executed that certain Pledge Agreement dated as of August 28, 1997 (the "EXISTING PLEDGE AGREEMENT"), wherein Pledgor pledged and assigned certain of its collateral as set forth therein to Agent for the benefit of Original Banks.

          C. Pledgor is the legal and beneficial owner of the shares of stock (the "PLEDGED SHARES") described in Schedule I annexed hereto and issued by the
                                    ----------
corporations named therein.

          D. Company has agreed to amend and restate the Existing Credit Agreement pursuant to that certain Amended and Restated Credit Agreement dated as of May 20, 1998 by and among Company, Agent, and Banks (as the same from time to time may be amended, restated, supplemented or otherwise modified, the "CREDIT AGREEMENT"), under which Banks have agreed, among other things, to increase the amount of the reducing revolving credit facility provided under the Existing Credit Agreement upon the terms and subject to the conditions set forth in the Credit

Agreement. Except as otherwise defined herein, all other capitalized terms used herein shall have the respective meanings given to such terms in the Credit Agreement.

          E. It is a condition precedent to the effectiveness of the Credit Agreement that the Existing Pledge Agreement be amended and restated pursuant to this Agreement and that Pledgor shall have pledged the collateral, granted the security interests and undertaken the obligations contemplated by this Agreement.

          NOW, THEREFORE, in consideration of the premises and in order to induce Agent and Banks to enter into the Credit Agreement and the other agreements, documents and instruments to be delivered pursuant thereto and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Pledgor hereby agrees with Agent as follows:

          SECTION 1.  PLEDGE AND GRANT OF SECURITY INTERESTS.  Pledgor hereby
                      --------------------------------------
pledges and assigns to Agent for the benefit of the Banks, and hereby grants to Agent for the benefit of the Banks a security interest in, all of Pledgor's right, title and interest in and to the following (the "PLEDGED COLLATERAL"):

          (a) the Pledged Interests and any and all partnership interests of Pledgor in the Partnership (collectively, the "PARTNERSHIP INTERESTS"), now existing or hereafter acquired, including any general and limited partnership interests, and all distributions, capital and profits, cash, warrants, rights, certificates, instruments, chattel paper and other rights, property or proceeds and products from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Interests, all additional rights to purchase interests in the Partnership from time to time acquired by Pledgor in any manner (which interests shall be deemed to be part of the Partnership Interests), the certificates or other instruments representing such additional interests and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such additional interests or other rights; and to the extent not covered by the above, all Proceeds (as defined below) of any or all of the foregoing;

          (b) all additional partnership interests of, and all securities convertible into and warrants, options and other rights to purchase or otherwise acquire, partnership interests of any issuer of the Pledged Interests from time to time acquired by Pledgor in any manner (which interests shall be deemed to be part of the Pledged Interests), the certificates or other instruments representing such additional partnership interests, securities, warrants, options or other rights and any interest of Pledgor in the entries on the books of any securities intermediary pertaining to such additional partnership interests, securities, warrants, options or other rights, and all dividends, cash, warrants, rights, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such additional partnership interests, securities, warrants, options or other rights;

          (c) all partnership interests of, and all securities convertible into and warrants, options and other rights to purchase or otherwise acquire, partnership interests of any Person that, after the date of this Agreement, becomes, as a result of any occurrence, a Material Subsidiary which is a direct Subsidiary of Pledgor (which partnership interests shall be deemed to be part of the Pledged Interests), the certificates or other instruments representing such partnership interests, securities, warrants, options or other rights and any interest of Pledgor in the entries on the books of any securities intermediary pertaining to such partnership interests, securities, warrants, options or other rights, and all dividends, cash, warrants, rights, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such partnership interests, securities, warrants, options or other rights; and

          (d) all of Pledgor's right, title and interest: (i) as a partner in and to the Partnership, whether now owned or hereafter acquired, including, without limitation, any management and voting rights with respect to the Partnership Interests; and (ii) all other property which, absent this Agreement would, now or hereafter, be distributable or distributed, transferable or transferred, payable or paid, or deliverable or delivered to Pledgor as a partner in the Partnership, whether at any time prior to, or in connection with, or after the dissolution of the Partnership, if any, including, without limitation, distributions of cash and of property in kind by the Partnership (collectively, the "DISTRIBUTIONS").

          (e) to the extent not covered by clauses (a) through (d) above, all proceeds of any or all of the foregoing Pledged Collateral. For purposes of this Agreement, the term "PROCEEDS" shall have the meaning assigned to that term under the California Commercial Code (the "CODE") and, in any event, shall include, without limitation, any and all (A) proceeds of any indemnity or guaranty payable to Pledgor or Agent from time to time with respect to any of the Pledged Collateral and (B) any other amounts from time to time paid or payable under or in connection with any of the Pledged Collateral.

          SECTION 2.  SECURITY FOR OBLIGATIONS.  This Agreement secures, and the
                      ------------------------
Pledged Collateral is collateral security for, the prompt payment or performance in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including the payment of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. (S)362(a)), of all obligations and liabilities of every nature of Pledgor now or hereafter existing under or arising out of or in connection with the Credit Agreement, the Guaranty and the other Loan Documents, and all extensions or renewals thereof, whether for principal, interest (including without limitation interest that, but for the filing of a petition in bankruptcy with respect to Pledgor, would accrue on such obligations), fees, expenses, indemnities or otherwise, whether voluntary or involuntary, direct or indirect, absolute or contingent, liquidated or unliquidated, determined or undetermined, whether or not jointly owed with others, and whether or not from time to time decreased or extinguished and later increased, created or incurred, and all or any portion of such obligations or liabilities that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from Agent or any Bank as a preference, fraudulent transfer or otherwise (all such obligations and liabilities being the "UNDERLYING DEBT"), and all obligations of every nature of Pledgor now or hereafter existing under this Agreement and under any other Loan Document heretofore, now or hereafter delivered by Pledgor to Agent, and all extensions, renewals, restatements, supplements, amendments or modifications thereof or thereto (all such obligations of Pledgor, together with the Underlying Debt, being the "SECURED OBLIGATIONS").

          SECTION 3.  DELIVERY OF PLEDGED COLLATERAL.  All certificates or
                      ------------------------------
instruments representing or evidencing the Pledged Collateral shall be delivered to and held by or on behalf of Agent pursuant hereto and shall be in suitable form for transfer by delivery or, as applicable, shall be accompanied by Pledgor's endorsement, where necessary, or duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to Agent. Agent shall have the right, at any time in its discretion and without notice to Pledgor, to transfer to or to register in the name of Agent or any of its nominees any or all of the Pledged Collateral, subject only to the revocable rights specified in Section 7(a). In addition, Agent shall have the right at any time to exchange certificates or instruments representing or evidencing any Pledged Collateral for certificates or instruments of smaller or larger denominations.

          SECTION 4.  REPRESENTATIONS AND WARRANTIES.  Pledgor represents and
                      ------------------------------
warrants as follows:

          (a) Due Authorization, etc. of Pledged Collateral.  All of the Pledged
              ---------------------------------------------
Interests have been duly authorized and validly issued and are fully paid and non-assessable.

          (b) Description of Pledged Collateral.  The Pledged Interests
              ---------------------------------
constitute all of the issued and outstanding partnership interests of each issuer thereof, except as otherwise set forth in Schedule II annexed hereto, and
                                                 -----------
there are no outstanding warrants, options or other rights to purchase, or other agreements outstanding with respect to, or property that is now or hereafter convertible into, or that requires the issuance or sale of, any Pledged Interests.

          (c) Ownership of Pledged Collateral.  Pledgor is the legal, record and
              -------------------------------
beneficial owner of the Pledged Collateral free and clear of any Lien except for the security interest created by the Existing Pledge Agreement and this Agreement.

          (d) Governmental Authorizations.  No authorization, approval or other
              ---------------------------
action by, and no notice to or filing with, any governmental authority or regulatory body is required for either (i) the pledge by Pledgor of the Pledged Collateral pursuant to this Agreement and the grant by Pledgor of the security interest granted hereby, (ii) the execution, delivery or performance of this Agreement by Pledgor, or (iii) the exercise by Agent of the voting or other rights, or the remedies in respect of the Pledged Collateral, provided for in this Agreement (except as may be required in connection with a disposition of Pledged Collateral by laws affecting the offering and sale of securities generally).

          (e) Due Authorization, etc. of Agreement.  This Agreement has been
              ------------------------------------
duly authorized, executed and delivered by Pledgor, and is in full force and effect and is binding upon and enforceable against Pledgor in accordance with the terms hereof.

          (f) Perfection.   Except as otherwise set forth in Schedule III
              ----------                                     ------------
annexed hereto, (i) the pledge of the Pledged Collateral pursuant to this Agreement creates a valid and perfected first priority security interest in the Pledged Collateral free of any adverse claim, securing the payment of the Secured Obligations, and (ii) Agent has "control" of the Pledged Collateral within the meaning of Section 9115(c) of the Uniform Commercial Code of the State of California ("UCC").

          (g) Margin Regulations.  The pledge of the Pledged Collateral pursuant
              ------------------
to this Agreement does not violate Regulation G, T, U or X of the Board of Governors of the Federal Reserve System.

          (h) Other Information.  All information heretofore, herein or
              -----------------
hereafter supplied to Agent by or on behalf of Pledgor with respect to the Pledged Collateral is accurate and complete in all respects.

          SECTION 5.  TRANSFERS AND OTHER LIENS; ADDITIONAL PLEDGED COLLATERAL;
                      ---------------------------------------------------------
ETC.  Pledgor shall:
----

          (a) not, except as expressly permitted by the Credit Agreement, (i) sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, any of the Pledged Collateral, (ii) execute or grant any power or endorsement with respect to any of the Pledged Collateral, or any other document or instrument purporting to assign, transfer or redeem any of the Pledged Collateral, or otherwise grant any indicia of "control" (within the meaning of Section 9115(c) of the UCC) with respect to any of the Pledged Collateral, (iii) create or suffer to exist any

Lien upon or with respect to any of the Pledged Collateral, except for the security interest under this Agreement, any other security interest granted in favor of Agent or any other Lien expressly permitted under Section 8.01 of the Credit Agreement, or (iv) permit any issuer of Pledged Interests to merge or consolidate unless all the outstanding equity of the surviving or resulting entity is, upon such merger or consolidation, pledged hereunder and no cash, securities or other property is distributed in respect of the outstanding securities of any other constituent entity;

          (b) (i) cause each issuer of Pledged Collateral not to issue any securities in addition to or in substitution for the Pledged Collateral issued by such issuer, except to Pledgor, (ii) pledge hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all additional securities of each issuer of Pledged Collateral, and (iii) pledge hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all securities of any Person that, after the date of this Agreement, becomes, as a result of any occurrence, a Material Subsidiary of Pledgor;

          (c) promptly notify Agent of any event of which Pledgor becomes aware causing loss or depreciation in the value of the Pledged Collateral;

          (d) promptly deliver to Agent all written notices received by it with respect to the Pledged Collateral; and

          (e) pay promptly when due all taxes, assessments and governmental charges or levies imposed upon, and all claims against, the Pledged Collateral, except to the extent the validity thereof is being contested in good faith; provided, however, that Pledgor shall in any event pay such taxes, assessments,
--------  -------
charges, levies or claims not later than five days prior to the date of any proposed sale under any judgment, writ or warrant of attachment entered or filed against Pledgor or any of the Pledged Collateral as a result of the failure to make such payment.

          SECTION 6.  FURTHER ASSURANCES; PLEDGE AMENDMENTS.
                      -------------------------------------

          (a) Pledgor agrees that from time to time, at the expense of Pledgor, Pledgor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that Agent may request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable Agent to exercise and enforce its rights and remedies hereunder with respect to any Pledged Collateral. Without limiting the generality of the foregoing, Pledgor will: (i) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices (including, without limitation, powers with respect to, or other endorsements or instruments necessary to effect the assignment or other transfer of, any of the Pledged Collateral), as may be necessary or desirable, or as Agent may request, in order to perfect and preserve the security interests granted or purported to be granted hereby and
(ii) at Agent's request, appear in and defend any action or proceeding that may affect Pledgor's title to or Agent's security interest in all or any part of the Pledged Collateral.

          (b) Pledgor further agrees that it will, upon obtaining any additional securities required to be pledged hereunder as provided in Section 5(b), promptly (and in any event within five Business Days) deliver to Agent a Pledge Amendment, duly executed by Pledgor, in substantially the form of Schedule IV
                                                                  -----------
annexed hereto (a "PLEDGE AMENDMENT"), in respect of the additional Pledged Interests to be pledged pursuant to this Agreement. Pledgor hereby authorizes Agent to attach each Pledge Amendment to this Agreement and agrees that all Pledged Interests listed on any Pledge Amendment delivered to Agent shall for all purposes hereunder be considered Pledged Collateral; provided, however, that
                                                         --------  -------
the failure of Pledgor to execute a Pledge Amendment with respect to any additional Pledged Interests pledged pursuant to this Agreement shall not impair the security interest of Agent therein or otherwise adversely affect the rights and remedies of Agent hereunder with respect thereto.

          SECTION 7.  VOTING RIGHTS; DIVIDENDS; ETC.
                      ------------------------------

          (a) So long as no Event of Default shall have occurred and be continuing:

          (i) Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Pledged Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement or the Credit Agreement; provided, however, that Pledgor shall not exercise or refrain from
           --------  -------
exercising any such right if Agent shall have notified Pledgor that, in Agent's judgment, such action would have a material adverse effect on the value of the Pledged Collateral or any part thereof;

          (ii) Pledgor shall be entitled to receive and retain, and to utilize free and clear of the lien of this Agreement, any and all dividends and interest paid in respect of the Pledged Collateral; provided, however, that any and all
                                           --------  -------

               (A) dividends and interest paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Pledged Collateral,

               (B) dividends and other distributions paid or payable in cash in respect of any Pledged Collateral in connection with (x) a partial or total liquidation or dissolution, (y) a reduction of capital, capital surplus or paid-in-surplus or (z) a quasi-reorganization, and

               (C) cash paid, payable or otherwise distributed in respect of principal or in redemption of or in exchange for any Pledged Collateral, shall be, and shall forthwith be delivered to Agent to hold as, Pledged Collateral and shall, if received by Pledgor, be received in trust for the benefit of Agent, be segregated from the other property or funds of Pledgor and be forthwith delivered to Agent as Pledged Collateral in the same form as so received (with all necessary endorsements); and

          (iii) Agent shall promptly execute and deliver (or cause to be executed and delivered) to Pledgor all such proxies, dividend payment orders and other instruments as Pledgor may from time to time reasonably request for the purpose of enabling Pledgor to exercise the voting and other consensual rights which it is entitled to exercise pursuant to paragraph (i) above and to receive the dividends, principal or interest payments which it is authorized to receive and retain pursuant to paragraph (ii) above.

     (b) Upon the occurrence and during the continuation of any Default or Event of Default:

          (i) upon written notice from Agent to Pledgor, all rights of Pledgor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to Section 7(a)(i) shall cease, and all such rights shall thereupon become vested in Agent who shall thereupon have the sole right to exercise such voting and other consensual rights;

          (ii) all rights of Pledgor to receive the dividends and interest payments which it would otherwise be authorized to receive and retain pursuant to Section 7(a)(ii) shall cease, and all such rights shall thereupon become vested in Agent who shall thereupon have the sole right to receive and hold as Pledged Collateral such dividends and interest payments; and

         (iii) all dividends, principal and interest payments which are received by Pledgor contrary to the provisions of paragraph (ii) of this
Section 7(b) shall be received in trust for the benefit of Agent, shall be segregated from other funds of Pledgor and shall forthwith be paid over to Agent as Pledged Collateral in the same form as so received (with any necessary endorsements).

     (c) In order to permit Agent to exercise the voting and other consensual rights which it may be entitled to exercise pursuant to Section 7(b)(i) and to receive all dividends and other distributions which it may be entitled to receive under Section 7(a)(ii) or Section 7(b)(ii), (i) Pledgor shall promptly execute and deliver (or cause to be executed and delivered) to Agent all such proxies, dividend payment orders and other instruments as Agent may from time to time reasonably request and (ii) without limiting the effect of the immediately preceding clause (i), Pledgor hereby grants to Agent an irrevocable proxy to vote the Pledged Collateral and to exercise all other rights, powers, privileges and remedies to which a holder of the Pledged Collateral would be entitled (including, without limitation, giving or withholding written consents of shareholders, calling special meetings of shareholders and voting at such meetings), which proxy shall be effective, automatically and without the necessity of any action (including any transfer of any Pledged Collateral on the record books of the issuer thereof) by any other Person (including the issuer of the Pledged Collateral or any officer or agent thereof), upon the occurrence of an Event of Default or Default and which proxy shall only terminate upon the payment in full of the Secured Obligations.

          SECTION 8.  AGENT APPOINTED ATTORNEY-IN-FACT.  Pledgor hereby
                      --------------------------------
irrevocably appoints Agent as Pledgor's attorney-in-fact, with full authority in the place and stead of Pledgor and in the name of Pledgor, Agent or otherwise, from time to time in Agent's discretion to take any action and to execute any instrument that Agent may deem necessary or advisable to accomplish the purposes of this Agreement, including without limitation:

          (a) to file one or more financing or continuation statements, or amendments thereto, or powers or other endorsements or instruments of transfer or assignments in blank, relative to all or any part of the Pledged Collateral, or to enter into agreements with Agent and any securities intermediaries described in Section 1 relating to any Pledged Collateral to protect Agent's security interest therein, in form and substance satisfactory to Agent, in each case without the signature of Pledgor;

          (b) after the occurrence and during the continuation of any Event of Default, to ask, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Pledged Collateral;

          (c) after the occurrence and during the continuation of any Event of Default, to receive, endorse and collect any instruments made payable to Pledgor representing any dividend, principal or interest payment or other distribution in respect of the Pledged Collateral or any part thereof and to give full discharge for the same; and

          (d) after the occurrence and during the continuation of any Event of Default, to file any claims or take any action or institute any proceedings that Agent may deem necessary or desirable for the collection of any of the Pledged Collateral or otherwise to enforce the rights of Agent with respect to any of the Pledged Collateral.

          SECTION 9.  AGENT MAY PERFORM.  If Pledgor fails to perform any
                      -----------------
agreement contained herein, Agent may itself perform, or cause performance of, such agreement, and the expenses of Agent incurred in connection therewith shall be payable by Pledgor under Section 12(b).

          SECTION 10.  STANDARD OF CARE.  The powers conferred on Agent
                       ----------------
hereunder are solely to protect its interest in the Pledged Collateral and shall not impose any duty upon it to exercise any such powers. Except for the exercise of reasonable care in the custody of any Pledged Collateral in its possession and the accounting for moneys actually received by it hereunder, Agent shall have no duty as to any Pledged Collateral, it being understood that Agent shall have no responsibility for (a) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to any Pledged Collateral, whether or not Agent has or is deemed to have knowledge of such matters, (b) taking any necessary steps (other than steps taken in accordance with the standard of care set forth above to maintain possession of the Pledged Collateral) to preserve rights against any parties with respect to any Pledged Collateral, (c) taking any necessary steps to collect or realize upon the Secured Obligations or any guarantee therefor, or any part thereof, or any of the Pledged Collateral, or (d) initiating any action to protect the Pledged Collateral against the possibility of a decline in market value. Agent shall be deemed to have exercised reasonable care in the custody and preservation of Pledged Collateral in its possession if such Pledged Collateral is accorded treatment substantially equal to that which Agent accords its own property consisting of negotiable securities.

          SECTION 11.  REMEDIES.
                       --------

          (a) If any Event of Default shall have occurred and be continuing, Agent may, subject to the terms of the Credit Agreement, exercise in respect of the Pledged Collateral, in addition to all other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the Uniform Commercial Code as in effect in any relevant jurisdiction (the "CODE") (whether or not the Code applies to the affected Pledged Collateral), and Agent may also in its sole discretion, without notice except as specified below, sell the Pledged Collateral or any part thereof in one or more parcels at public or private sale, at any exchange or broker's board or at any of Agent's offices or elsewhere, for cash, on credit or for future delivery, at such time or times and at such price or prices and upon such other terms as Agent may deem commercially reasonable, irrespective of the impact of any such sales on the market price of the Pledged Collateral. Agent or any Bank may be the purchaser of any or all of the Pledged Collateral at any such sale and Agent, as agent for and representative of the Banks, shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Pledged Collateral sold at any such public sale, to use and apply any of the Secured Obligations as a credit on account of the purchase price for any Pledged

Collateral payable by Agent at such sale. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of Pledgor, and Pledgor hereby waives (to the extent permitted by applicable law) all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. Pledgor agrees that, to the extent notice of sale shall be required by law, at least ten days' notice to Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. Agent shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given. Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. To the extent permitted by applicable law, Pledgor hereby waives any claims against Agent arising by reason of the fact that the price at which any Pledged Collateral may have been sold at any such private sale was less than the price which might have been obtained at a public sale, even if Agent accepts the first offer received and does not offer such Pledged Collateral to more than one offeree. If the proceeds of any sale or other disposition of the Pledged Collateral are insufficient to pay all of the Secured Obligations, Pledgor shall be liable for the deficiency and the reasonable fees of any attorneys employed by Agent to collect such deficiency.

          (b) Any cash held by Agent as Pledged Collateral and all cash proceeds received by Agent in respect of any sale of, collection from, or other realization upon all or any part of the Pledged Collateral may, in the discretion of Agent, be held by Agent as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to Agent pursuant to Section 12(b)) in whole or in part by Agent against all or any part of the Secured Obligations in such order as Agent shall elect. Any surplus of such cash or cash proceeds held by Agent and remaining after payment in full of all the Secured Obligations shall be paid over to Pledgor or to whosoever may be lawfully entitled to receive such surplus.

          (c) Pledgor recognizes that, by reason of certain prohibitions contained in the Securities Act of 1933, as amended from time to time (the "SECURITIES ACT"), and applicable state securities laws, Agent may be compelled, with respect to any sale of all or any part of the Pledged Collateral conducted without prior registration or qualification of such Pledged Collateral under the Securities Act and/or such state securities laws, to conduct such sales as private, not public, sales and to limit purchasers to a restricted group who will agree, among other things, to acquire the Pledged Collateral for their own account, for investment and not with a view to the distribution or resale thereof. Pledgor acknowledges and agrees that any such private sales may be at prices and on terms less favorable than those obtainable through a public sale without such restrictions (including, without limitation, a public offering made pursuant to an effective registration statement under the Securities Act) and, notwithstanding such circumstances, Pledgor agrees that any such private sale shall be conclusively deemed to have been made in a commercially reasonable manner and that Agent shall have no obligation either to engage in public sales or to delay the sale of any Pledged Collateral for the period of time necessary to permit the issuer thereof to register it for a form of public sale requiring registration under the Securities Act or under applicable state securities laws, even if such issuer would, or should, agree to so register it. Pledgor further acknowledges the impossibility of ascertaining the amount of damages which would be suffered by Agent by reason of the failure by Pledgor to perform any of the covenants contained in this Section and, consequently, agrees that, if Pledgor shall fail to perform any of such covenants, it shall pay, as liquidated damages and not as a penalty, an amount equal to the value of the Pledged Collateral on the date Agent shall demand compliance with this Section.

          (d) If Agent determines to exercise its right to sell any or all of the Pledged Collateral, upon written request, Pledgor shall and shall cause each issuer of any Pledged Interests to be sold hereunder from time to time to furnish to Agent all such information as Agent may request in order to determine the number of interests and other instruments included in the Pledged Collateral which may be sold by Agent in exempt transactions under the Securities Act and the rules and regulations of the Securities and Exchange Commission thereunder, as the same are from time to time in effect.

          SECTION 12.  INDEMNITY AND EXPENSES.
                       ----------------------

          (a) Pledgor agrees to indemnify Agent and each Bank from and against any and all claims, losses and liabilities in any way relating to, growing out of or resulting from this Agreement and the transactions contemplated hereby (including, without limitation, enforcement of this Agreement), except to the extent such claims, losses or liabilities result solely from Agent's or such Bank's gross negligence or willful misconduct as finally determined by a court of competent jurisdiction.

          (b) Pledgor shall pay to Agent upon demand the amount of any and all costs and expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, that Agent may incur in connection with (i) the administration of this Agreement, (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Pledged Collateral, (iii) the exercise or enforcement of any of the rights of Agent hereunder, or (iv) the failure by Pledgor to perform or observe any of the provisions hereof.

          SECTION 13.  CONTINUING SECURITY INTEREST; TRANSFER OF LOANS. This
                       -----------------------------------------------
Agreement shall create a continuing security interest in the Pledged Collateral and shall (a) remain in full force and effect until the payment in full of all Secured Obligations, (b) be binding upon Pledgor, its successors and assigns, and (c) inure, together with the rights and remedies of Agent hereunder, to the benefit of Agent and its successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), any Bank may, subject to the terms of the Credit Agreement, assign or otherwise transfer its interest in the Credit Agreement in whole or in part to any other Person, and such other Person shall thereupon become vested with all benefits in respect thereof granted to Banks herein or otherwise. Upon the payment in full of all Secured Obligations, the security interest granted hereby shall terminate and all rights to the Pledged Collateral shall revert to Pledgor. Upon any such termination Agent will, at Pledgor's expense, execute and deliver to Pledgor such documents as Pledgor shall reasonably request to evidence such termination and Pledgor shall be entitled to the return, upon its request and at its expense, against receipt and without recourse to Agent, of such of the Pledged Collateral as shall not have been sold or otherwise applied pursuant to the terms hereof.

          SECTION 14.  AMENDMENTS; ETC.  Subject to Section 11.01 of the Credit
                       ---------------
Agreement, no amendment, modification, termination or waiver of any provision of this Agreement, and no consent to any departure by Pledgor therefrom, shall in any event be effective unless the same shall be in writing and signed by Agent and, in the case of any such amendment or modification, by Pledgor. Any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given.

          SECTION 15.  NOTICES.  Any notice or other communication herein
                       -------
required or permitted to be given shall be in writing and may be personally served or sent by telefacsimile or United States mail or courier service and shall be deemed to have been given when delivered in person or by courier service, upon receipt of telefacsimile or five (5) Business Days after depositing it in the United States mail with postage prepaid and properly addressed. For the purposes hereof, the address of each party hereto shall be as set forth under such party's name on the signature pages hereof or, as to either party, such other address as shall be designated by such party in a written notice delivered to the other party hereto.

          SECTION 16.  FAILURE OR INDULGENCE NOT WAIVER; REMEDIES CUMULATIVE.
                       -----------------------------------------------------
No failure or delay on the part of Agent in the exercise of any power, right or privilege hereunder shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude any other or further exercise thereof or of any other power, right or privilege. All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available.

          SECTION 17.  SEVERABILITY.  In case any provision in or obligation
                       ------------
under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

          SECTION 18.  HEADINGS.  Section and subsection headings in this
                       --------
Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

          SECTION 19.  GOVERNING LAW; TERMS.  THIS AGREEMENT AND THE RIGHTS AND
                       --------------------
OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES, EXCEPT TO THE EXTENT THAT THE CODE PROVIDES THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR PLEDGED COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF CALIFORNIA. Unless otherwise defined herein or in the Credit Agreement, terms used in Articles 8 and 9 of the UCC are used herein as therein defined.

          SECTION 20.  CONSENT TO JURISDICTION AND SERVICE OF PROCESS.  ALL
                       ----------------------------------------------
JUDICIAL PROCEEDINGS BROUGHT AGAINST PLEDGOR ARISING OUT OF OR RELATING TO THIS AGREEMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF CALIFORNIA OR OF THE UNITED STATES FOR THE CENTRAL DISTRICT OF CALIFORNIA, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT PLEDGOR ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE NONEXCLUSIVE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS AGREEMENT. Pledgor hereby agrees that service of all process in any such proceeding in any such court may be made by registered or certified mail, return receipt requested, to Pledgor at its address provided in Section 15, such service being hereby acknowledged by Pledgor to be sufficient for personal jurisdiction in any action against Pledgor in any such court and to be otherwise effective and binding service in every respect. Nothing herein shall affect the right to serve process in any other manner permitted by law or shall limit the right of Agent to bring proceedings against Pledgor in the courts of any other jurisdiction.

          SECTION 21.  WAIVER OF JURY TRIAL.  PLEDGOR AND AGENT HEREBY AGREE TO
                       --------------------
WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT. The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including without limitation contract claims, tort claims, breach of duty claims, and all other common law and statutory claims. Pledgor and Agent each acknowledge that this waiver is a material inducement for Pledgor and Agent to enter into a business relationship, that Pledgor and Agent have already relied on this waiver in entering into this Agreement and that each will continue to rely on this waiver in their related future dealings. Pledgor and Agent further warrant and represent that each has reviewed this waiver with its legal counsel, and that each knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT. In the event of litigation, this Agreement may be filed as a written consent to a trial by the court.

          SECTION 22.  WAIVERS BY PLEDGOR.  Pledgor hereby waives, for the
                       ------------------
benefit of Banks and Agent:

          (a) any right to require Agent or any Bank, as a condition of payment or performance by Pledgor, to (i) proceed against Company, any other guarantor of the Secured Obligations or any other Person, (ii) proceed against or exhaust any security held from Company, any such other guarantor or any other Person,
(iii) proceed against or have resort to any balance of any deposit account or credit on the books of Agent or any Bank in favor of Company or any other Person, or (iv) pursue any other remedy in the power of Agent or any Bank whatsoever;

          (b) any defense arising by reason of the incapacity, lack of authority or any disability or other defense of Company including, without limitation, any defense based on or arising out of the lack of validity or the unenforceability of the Secured Obligations or any agreement or instrument relating thereto or by reason of the cessation of the liability of Company from any cause other than payment in full of the Secured Obligations;

          (c) any defense based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in other respects more burdensome than that of the principal;

          (d) any defense based upon Agent's or any Bank's errors or omissions in the administration of the Secured Obligations, except behavior which amounts to bad faith;

          (e) (i) any principles or provisions of law, statutory or otherwise, which are or might be in conflict with the terms of this Pledge Agreement and any legal or equitable discharge of such Pledgor's obligations hereunder, (ii) the benefit of any statute of limitations affecting Pledgor's liability hereunder or the enforcement hereof, (iii) any rights to set-offs, recoupments and counterclaims, and (iv) promptness, diligence and any requirement that Agent or any Bank protect, secure, perfect or insure any security interest or lien or any property subject thereto;

          (f) notices, demands, presentments, protests, notices of protest, notices of dishonor and notices of any action or inaction, including acceptance of this Pledge Agreement, notices of default under the Credit Agreement, the Loan Documents or any agreement or instrument related thereto, notices of any renewal, extension or modification of the Secured Obligations or any agreement related thereto, notices of any extension of credit to Company and any right to consent to any thereof; and

          (g) any defenses or benefits that may be derived from or afforded by law which limit the liability of or exonerate guarantors or sureties, or which may conflict with the terms of this Pledge Agreement.

          SECTION 23.  CERTAIN CALIFORNIA LAW WAIVERS.  As used in this Section
                       ------------------------------
23, any reference to "the principal" includes Company, and any reference to "the creditor" includes Agent and each Bank. In accordance with Section 2856 of the California Civil Code:

          (a) Pledgor agrees (i) to waive any and all rights of subrogation and reimbursement against Company or against any collateral or security granted by Company for any of the Secured Obligations and (ii) to withhold the exercise of any and all rights of subrogation, reimbursement and contribution against Company, against any other guarantor of any of the Secured Obligations and against any collateral or security granted by any such other guarantor for any of the Secured Obligations until the Secured Obligations shall have been paid in full and all letters of credit issued under the Credit Agreement and the other Loan Documents shall have expired or been cancelled, all as more fully set forth in Section 24;

          (b) Pledgor waives any and all other rights and defenses available to such Pledgor by reason of Sections 2787 to 2855, inclusive, 2899 and 3433 of the California Civil Code, including without limitation any and all rights or defenses Pledgor may have by reason of protection afforded to the principal with respect to any of the Secured Obligations, or to any other guarantor of any of the Secured Obligations with respect to any of such guarantor's obligations under its guaranty, in either case pursuant to the antideficiency or other laws of the State of California limiting or discharging the principal's indebtedness or such guarantor's obligations, including without limitation Section 580a, 580b, 580d, or 726 of the California Code of Civil Procedure; and

          (c) Pledgor waives all rights and defenses arising out of an election of remedies by the creditor, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for any Secured Obligation, has destroyed Pledgor's rights of subrogation and reimbursement against the principal by the operation of Section 580d of the Code of Civil Procedure or otherwise; and even though that election of remedies by the creditor, such as nonjudicial foreclosure with respect to security for an obligation of any other guarantor (including any other Pledgor) of any of the Secured Obligations, has destroyed Pledgor's rights of contribution against such other guarantor.

No other provision of this Pledge Agreement shall be construed as limiting the generality of any of the covenants and waivers set forth in this Section 23.

          SECTION 24.  PLEDGOR'S RIGHTS OF SUBROGATION, CONTRIBUTION, ETC.
                       --------------------------------------------------
Pledgor hereby waives any claim, right or remedy, direct or indirect, that Pledgor now has or may hereafter have against Company or any of its assets in connection with this Pledge Agreement or the performance by Pledgor of its obligations hereunder, in each case whether such claim, right or remedy arises in equity, under contract, by statute (including without limitation under California Civil Code Section 2847, 2848 or 2849), under common law or otherwise and including without limitation (a) any right of subrogation, reimbursement or indemnification that Pledgor now has or may hereafter have against Company, (b) any right to enforce, or to participate in, any claim, right or remedy that Agent or any Bank now has or may hereafter have against Company, and (c) any benefit of, and any right to participate in, any collateral or security now or hereafter held by Agent or any Bank. In addition, until the Secured Obligations shall have been indefeasibly paid in full and all letters of credit issued under the Credit Agreement shall have expired or been cancelled, Pledgor shall withhold exercise of any right of contribution Pledgor may have against any other guarantor of the Secured Obligations (including without limitation any such right of contribution under California Civil Code Section 2848). Pledgor further agrees that, to the extent the waiver or agreement to withhold the exercise of its rights of subrogation, reimbursement, indemnification and contribution as set forth herein is found by a court of competent jurisdiction to be void or voidable for any reason, any rights of subrogation, reimbursement or indemnification Pledgor may have against Company or against any collateral or security, and any rights of contribution Pledgor may have against any such other guarantor, shall be junior and subordinate to any rights Agent or any Bank may have against Company, to all right, title and interest Agent or any Bank may have in any such collateral or security, and to any right Agent or any Bank may have against such other guarantor. If any amount shall be paid to Pledgor on account of any such subrogation, reimbursement, indemnification or contribution rights at any time when all Secured Obligations shall not have been paid in full, such amount shall be held in trust for Agent on behalf of Banks and shall forthwith be paid over to Agent for the benefit of Banks to be credited and applied against the Secured Obligations, whether matured or unmatured, in accordance with the terms hereof.

          SECTION 25.  FURTHER DOCUMENTATION.  Pledgor hereby agrees to promptly
                       ---------------------
execute and deliver all further instruments and documents (including any financing statements, continuations or amendments of such financing statements and any consents necessary for the authorization of the transactions contemplated hereby) and take all further action that may be necessary or desirable, or that Agent may request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable Agent to exercise and enforce the rights and remedies of Agent hereunder with respect to any Pledged Collateral or to carry out the provisions and purposes hereof.

          SECTION 26.  COUNTERPARTS.  This Agreement may be executed in one or
                       ------------
more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.


                  (remainder of page intentionally left blank)

          IN WITNESS WHEREOF, Pledgor and Agent have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                    KOLL VON KARMAN, INC.



                    By: _____________________________________
                         Name: Walter V. Stafford
                         Title: Senior Executive Vice President


                    Notice Address:
                    c/o CB Richard Ellis Services, Inc.
                    533 South Fremont Avenue
                    Los Angeles, CA 90071-1798
                    Facsimile No.: (213) 613-3015


                    BANK OF AMERICA NATIONAL TRUST &
                    SAVINGS ASSOCIATION, AS AGENT



                    By: __________________________
                         Name:
                         Title:


                    Notice Address:
                    Bank of America NT&SA
                    Agency Management - LA #20529
                    555 South Flower Street, 11th Floor
                    Los Angeles, CA 90071
                    Facsimile No.:  (213) 228-2299

                                   SCHEDULE I

       Attached to and forming a part of the Amended and Restated Pledge Agreement dated as of May 20, 1998 between Koll Von Karman, Inc., as Pledgor, and Bank of America National Trust & Savings Association, as Agent.


                                     Part A

                 Class of      Certificate            Par          Number of
Issuer           Equity            Nos.               Value        Interests
------          ---------      -----------            -----        ---------

Koll/CC&F
  Management    General
  Services      Partnership
                Interests

                                  SCHEDULE II


     Attached to and forming a part of the Amended and Restated Pledge Agreement dated as of May 20, 1998 between Koll Von Karman, Inc., as Pledgor, and Bank of America National Trust & Savings Association, as Agent.


                                                    Percentage
                          Number of                 Represented   Holders
                          Interests Issued          by Pledged    of Interests
Issuer                    and Outstanding           Interests     Not Pledged
------                    ---------------           -----------   ------------

Koll/CC&F
  Management Services     Partnership Interest          50%      Koll
Management
                                                                  Services, Inc.

                                  SCHEDULE III


          Attached to and forming a part of the Amended and Restated Pledge Agreement dated as of May 20, 1998 between Koll Von Karman, Inc., as Pledgor, and Bank of America National Trust & Savings Association, as Agent.


                  EXCEPTIONS TO PRIORITY OF SECURITY INTEREST
                  -------------------------------------------

                                  SCHEDULE IV


                                PLEDGE AMENDMENT
                                ----------------


         This Pledge Amendment, dated as of ________, _____, is delivered pursuant to Section 6(b) of the Pledge Agreement referred to below. The undersigned hereby agrees that this Pledge Amendment may be attached to the Amended and Restated Pledge Agreement dated as of May 20, 1998, between the undersigned and Bank of America National Trust & Savings Association, as Agent (the "PLEDGE AGREEMENT," capitalized terms defined therein being used herein as therein defined), and that the Pledged Interests listed on this Pledge Amendment shall be deemed to be part of the Pledged Interests and shall become part of the Pledged Collateral under the Pledge Agreement as amended hereby, and shall secure all Secured Obligations.


                             [NAME OF PLEDGOR]



                             By: ___________________________
                             Title:



                  Class of    Certificate   Par          Number of
Issuer              Equity        Nos.      Value        Interests
------            ---------   -----------   -----      --------------

                                      -1-